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M A Y   1,   2 0 0 3                                  PROSPECTUS - INITIAL CLASS

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                               ING PARTNERS, INC.

ING Partners, Inc. (the Fund) is a mutual fund authorized to issue multiple series of shares. Each series is individually called a Portfolio, and collectively the series are called the Portfolios. ING Life Insurance and Annuity Company (ILIAC), serves as the Investment Adviser of each Portfolio, and each Portfolio has a Sub-Adviser. The Fund's twenty-one Portfolios (and their Sub-Advisers) are:

o ING ALGER AGGRESSIVE GROWTH PORTFOLIO - Sub-Adviser: Fred Alger Management,
  Inc.
o ING ALGER CAPITAL APPRECIATION PORTFOLIO - Sub-Adviser: Fred Alger Management, Inc.
o ING ALGER GROWTH PORTFOLIO - Sub-Adviser: Fred Alger Management, Inc.
o ING AMERICAN CENTURY SMALL CAP VALUE PORTFOLIO - Sub-Adviser: American Century Investment Management, Inc.
o ING BARON SMALL CAP GROWTH PORTFOLIO - Sub-Adviser: BAMCO, Inc.
o ING DSI ENHANCED INDEX PORTFOLIO - Sub-Adviser: DSI International Management, Inc.
o ING GOLDMAN SACHS(R) CAPITAL GROWTH PORTFOLIO* - Sub-Adviser: Goldman Sachs Asset Management, L.P.
o ING GOLDMAN SACHS(R) CORE EQUITY PORTFOLIO* - Sub-Adviser: Goldman Sachs Asset Management, L.P.
o ING JPMORGAN FLEMING INTERNATIONAL PORTFOLIO - Sub-Adviser: J.P. Morgan Fleming Asset Management (London) Ltd.
o ING JPMORGAN MID CAP VALUE PORTFOLIO - Sub-Adviser: Robert Fleming, Inc., a subsidiary of J.P. Morgan Chase & Co.
o ING MFS CAPITAL OPPORTUNITIES PORTFOLIO - Sub-Adviser: Massachusetts Financial Services Company
o ING MFS GLOBAL GROWTH PORTFOLIO - Sub-Adviser: Massachusetts Financial Services Company
o ING MFS RESEARCH EQUITY PORTFOLIO - Sub-Adviser: Massachusetts Financial Services Company
o ING OPCAP BALANCED VALUE PORTFOLIO - Sub-Adviser: OpCap Advisors LLC
o ING PIMCO TOTAL RETURN PORTFOLIO - Sub-Adviser: Pacific Investment Management Company LLC
o ING SALOMON BROTHERS AGGRESSIVE GROWTH PORTFOLIO - Sub-Adviser: Salomon Brothers Asset Management Inc
o ING SALOMON BROTHERS FUNDAMENTAL VALUE PORTFOLIO - Sub-Adviser: Salomon Brothers Asset Management Inc
o ING SALOMON BROTHERS INVESTORS VALUE PORTFOLIO - Sub-Adviser: Salomon Brothers Asset Management Inc
o ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO - Sub-Adviser: T. Rowe Price Associates, Inc.
o ING UBS TACTICAL ASSET ALLOCATION PORTFOLIO - Sub-Adviser: UBS Global Asset Management (US) Inc.
o ING VAN KAMPEN COMSTOCK PORTFOLIO - Sub-Adviser: Van Kampen

Each Portfolio's shares may be offered to variable annuity and variable life insurance separate accounts, qualified pension and retirement plans ("Qualified Plans") outside the separate account context, and to certain investment advisers and their affiliates.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


* Goldman Sachs(R) is a registered service mark of Goldman, Sachs & Co., and it is used by agreement with Goldman, Sachs & Co.
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TABLE OF CONTENTS

                                                                            Page

FUND SUMMARIES
ING Alger Aggressive Growth Portfolio                                          1
ING Alger Capital Appreciation Portfolio                                       2
ING Alger Growth Portfolio                                                     3
ING American Century Small Cap Value Portfolio                                 4
ING Baron Small Cap Growth Portfolio                                           5
ING DSI Enhanced Index Portfolio                                               5
ING Goldman Sachs(R) Capital Growth Portfolio                                  7
ING Goldman Sachs(R) Core Equity Portfolio                                     9
ING JPMorgan Fleming International Portfolio                                   9
ING JPMorgan Mid Cap Value Portfolio                                          11
ING MFS Capital Opportunities Portfolio                                       12
ING MFS Global Growth Portfolio                                               13
ING MFS Research Equity Portfolio                                             14
ING OpCap Balanced Value Portfolio                                            16
ING PIMCO Total Return Portfolio                                              18
ING Salomon Brothers Aggressive Growth Portfolio                              19
ING Salomon Brothers Fundamental Value Portfolio                              20
ING Salomon Brothers Investors Value Portfolio                                22
ING T. Rowe Price Growth Equity Portfolio                                     24
ING UBS Tactical Asset Allocation Portfolio                                   25
ING Van Kampen Comstock Portfolio                                             27
Summary of Principal Risks                                                    29
Additional Information About Investment Strategies                            31
Management of the Portfolios                                                  38
Portfolio Distribution                                                        42
Shareholder Information                                                       42
Performance                                                                   43
Financial Highlights                                                          45

                      ING ALGER AGGRESSIVE GROWTH PORTFOLIO
                SUB-ADVISER: FRED ALGER MANAGEMENT, INC. (ALGER)

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily (at least 65% of its total assets) in the equity securities of companies having a market capitalization within the range of companies in the Russell MidCap Growth Index or the S&P Mid Cap 400 Index. Alger focuses on midsize companies with promising growth potential. The Portfolio's investments may include securities listed on a securities exchange or traded in the over the counter markets.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any non-money market fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                Growth Stock Risk
                             Market and Company Risk
                               Mid Cap Growth Risk
                              Over the Counter Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and others risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio for the first full calendar year of operation. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

Bar Chart

                        2002                     -29.90%

The best calendar quarter return since inception of the I Class of the Portfolio was 3.02% in the fourth quarter of 2002; the worst was -18.56% in the third quarter of 2002.

PERIODS ENDED DECEMBER 31, 2002

                                                      1 YEAR     SINCE INCEPTION

ING Alger Aggressive Growth Portfolio (I Class)       -29.90%        -27.91%
S&P Mid Cap 400 Index                                 -14.52%        -10.79%
Russell MidCap Growth Index                           -27.41%        -24.23%
Morningstar Mid-Cap Growth Fund Average               -27.52%        -27.52%*

    * Since December 31, 2001.

In the table, the I Class average annual total returns for the periods shown are compared with the S&P Mid Cap 400 Index, the Russell MidCap Growth Index and the Morningstar Mid-Cap Growth Fund Average. The S&P Mid Cap 400 Index is a broad-based unmanaged capitalization weighted index of mid-capitalization companies. The Russell MidCap Growth Index measures the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Portfolio has selected the Russell MidCap Growth Index as an additional benchmark. The Russell MidCap Growth Index is an index of common stocks designed to track performance of medium capitalization companies with greater than average growth orientation. The Morningstar Mid-Cap Growth Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The I Class of the Portfolio commenced operations on December 10, 2001.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                    ING ALGER CAPITAL APPRECIATION PORTFOLIO
                SUB-ADVISER: FRED ALGER MANAGEMENT, INC. (ALGER)

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily (at least 65% of its total assets, under normal circumstances) in the equity securities of companies of any size which demonstrate promising growth potential. The Portfolio has the ability to borrow money to buy additional securities, thereby giving it the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any non-money market fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                Growth Stock Risk
                                 Leveraging Risk
                             Market and Company Risk
                              Over the Counter Risk
                    Small and Mid-Capitalization Company Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and others risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

As of the date of this Prospectus, the Portfolio has not yet commenced operations. Since the Portfolio does not have a full calendar year of operations, performance results have not been provided; however, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

                           ING ALGER GROWTH PORTFOLIO
                SUB-ADVISER: FRED ALGER MANAGEMENT, INC. (ALGER)

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily (at least 65% of its total assets) in the equity securities of large companies. The Portfolio considers a large company to have a market capitalization of $10 billion or greater. Alger focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. The Portfolio's investments may include securities listed on a securities exchange or traded in the over the counter markets.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any non-money market fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                Growth Stock Risk
                             Market and Company Risk
                              Over the Counter Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and others risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio for the first full calendar year of operation. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

Bar Chart

                        2002                     -32.79%

The best calendar quarter return since inception of the I Class of the Portfolio was 2.64% in the fourth quarter of 2002; the worst was -19.88% in the third quarter of 2002.

PERIODS ENDED DECEMBER 31, 2002

                                                      1 YEAR     SINCE INCEPTION

ING Alger Growth Portfolio (I Class)                  -32.79%        -31.72%
S&P 500 Index                                         -22.28%        -20.56%
Russell 1000 Growth Index                             -27.89%        -26.68%
Morningstar Large Growth Fund Average                 -27.77%        -27.77%*

    * Since December 31, 2001.

In the table, the I Class average annual total returns for the periods shown are compared with the S&P 500 Index, the Russell 1000 Growth Index and the Morningstar Large Growth Fund Average. The S&P 500 (Standard & Poor's 500) Index is a value-weighted, unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Russell 1000 Growth Index is an index of common stocks designed to track performance of large capitalization companies with greater than average growth orientation. The Portfolio changed its benchmark to the Russell 1000 Growth Index as that index tracks the performance of stocks that Alger believes are more closely representative of stocks normally held by the Portfolio. The Morningstar Large Growth Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The I Class of the Portfolio commenced operations on December 10, 2001.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                 ING AMERICAN CENTURY SMALL CAP VALUE PORTFOLIO
  SUB-ADVISER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. (AMERICAN CENTURY)

INVESTMENT OBJECTIVE

Long-term growth of capital, income is a secondary objective

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio seeks to achieve its investment objective by investing primarily (at least 80% of its net assets under normal circumstances) in equity securities of smaller companies. American Century considers smaller companies to include those with a market capitalization no bigger than that of the largest company in the S&P Small Cap 600 Index or the Russell 2000 Index. In selecting securities for the Portfolio, American Century looks for companies whose stock price is less than they believe the company is worth. American Century attempts to purchase the stocks of these undervalued companies and hold them until their stock price has increased to, or is higher than, a level that American Century believes more accurately reflects the fair value of the company.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any non-money market fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                  Currency Risk
                                Derivatives Risk
                              Foreign Markets Risk
                             Market and Company Risk
                        Small Capitalization Company Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and others risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The Portfolio commenced operations on May 1, 2002. Since the Portfolio does not have a full calendar year of operations, performance results have not been provided; however, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

                      ING BARON SMALL CAP GROWTH PORTFOLIO
                        SUB-ADVISER: BAMCO, INC. (BAMCO)

INVESTMENT OBJECTIVE

Capital appreciation

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily (at least 80% of its total assets under normal circumstances) in the securities of smaller companies with market values under $2.5 billion as measured at the time of purchase. The Portfolio will not sell positions just because their market values have increased. The Portfolio will add to positions in a company within the limits stated even though its market capitalization has increased through appreciation beyond $2.5 billion, if, in BAMCO's judgment, the company is still an attractive investment.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any non-money market fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                                   Credit Risk
                                Growth Stock Risk
                              Large Positions Risk
                             Market and Company Risk
                        Small Capitalization Company Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and others risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The Portfolio commenced operations on May 1, 2002. Since the Portfolio does not have a full calendar year of operations, performance results have not been provided; however, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

                        ING DSI ENHANCED INDEX PORTFOLIO
              SUB-ADVISER: DSI INTERNATIONAL MANAGEMENT, INC. (DSI)

INVESTMENT OBJECTIVE

Higher total return over the long term than the S&P 500 Index

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio seeks to achieve its investment objective by using DSI's proprietary enhanced S&P 500 strategy to invest in a selection of common stocks that are included in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). The Portfolio normally invests in approximately 250 to 500 stocks and weights its holdings of individual stocks based on DSI's proprietary enhanced S&P 500 strategy. Compared to the stock weightings in the S&P 500 Index, the Portfolio overweights stocks that its strategy ranks positively and underweights stocks that its strategy ranks negatively. Generally, the Portfolio gives stocks with a neutral rating the same weight as in the S&P 500 Index.

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in common stocks issued by companies represented in the S&P 500 Index. The Portfolio may invest up to 20% of its net assets in cash or money market instruments, although it expects these investments will represent a much smaller portion of its net assets under normal circumstances.

The Portfolio seeks to control the risk of its portfolio by maintaining an overall close correlation between its performance and the performance of the S&P 500 Index over time with a relatively low tracking error. To maintain this correlation, the Portfolio gives each stock in its portfolio a weighting that is close to the S&P 500 Index weighting and, if necessary, readjusts the weighting when it rebalances the portfolio. The Portfolio also considers relative industry and sector weightings and market capitalization. The Portfolio generally expects to rebalance its portfolio monthly, but may do so more often if DSI considers it appropriate to do so.

The Portfolio may (but is not required to) use options, futures contracts and other derivatives. The portfolio may use these instruments in strategies intended to simulate investment in the S&P 500 Index stocks while retaining a cash balance for portfolio management purposes. The portfolio also may use these instruments to reduce the risk of adverse price movements while investing cash received when investors buy shares, to facilitate trading and to reduce transaction costs.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                Derivatives Risk
                          DSI Proprietary Strategy Risk
                               Index Tracking Risk
                             Market and Company Risk
                                   Stock Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and others risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio for the first full calendar year of operation. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

Bar Chart

                        2002                     -22.76%

The best calendar quarter return since inception of the I Class of the Portfolio was 7.88% in the fourth quarter of 2002; the worst was -17.59% in the third quarter of 2002.

PERIODS ENDED DECEMBER 31, 2002

                                                      1 YEAR     SINCE INCEPTION

ING DSI Enhanced Index Portfolio (I Class)            -22.76%        -22.25%
S&P 500 Index                                         -22.28%        -20.56%
Morningstar Large Blend Fund Average                  -22.06%        -22.06%*

    * Since December 31, 2001.

In the table, the I Class average annual total returns for the periods shown are compared with the S&P 500 Index and the Morningstar Large Blend Fund Average. The S&P 500 (Standard & Poor's 500) Index is a value-weighted, unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Morningstar Large Blend Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The I Class of the Portfolio commenced operations on December 10, 2001.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                  ING GOLDMAN SACHS(R) CAPITAL GROWTH PORTFOLIO
            SUB-ADVISER: GOLDMAN SACHS ASSET MANAGEMENT, L.P. (GSAM)

INVESTMENT OBJECTIVE

Long-term growth of capital

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests, under normal circumstances, at least 90% of its total assets in equity investments. The Portfolio seeks to achieve its investment objective by investing in a diversified portfolio of equity securities that are considered by GSAM to have long-term capital appreciation potential. Although the Portfolio invests primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any non-money market fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                   Credit Risk
                                  Currency Risk
                                Derivatives Risk
                              Emerging Growth Risk
                              Emerging Markets Risk
                              Foreign Markets Risk
                                Growth Stock Risk
                               Interest Rate Risk
                                 Liquidity Risk
                             Market and Company Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and others risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio for the first full calendar year of operation. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

Bar Chart

                        2002                     -24.65%

The best calendar quarter return since inception of the I Class of the Portfolio was 7.55% in the fourth quarter of 2002; the worst was -16.00% in the third quarter of 2002.

PERIODS ENDED DECEMBER 31, 2002

                                                      1 YEAR     SINCE INCEPTION

ING Goldman Sachs(R) Capital Growth Portfolio
   (I Class)                                          -24.65%        -24.01%
S&P 500 Index                                         -22.28%        -20.56%
Morningstar Large Blend Fund Average                  -22.06%        -22.06%*

    * Since December 31, 2001.

In the table, the I Class average annual total returns for the periods shown are compared with the S&P 500 Index and the Morningstar Large Blend Fund Average. The S&P 500 (Standard & Poor's 500) Index is a value-weighted, unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Morningstar Large Blend Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The I Class of the Portfolio commenced operations on December 10, 2001.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                   ING GOLDMAN SACHS(R) CORE EQUITY PORTFOLIO
            SUB-ADVISER: GOLDMAN SACHS ASSET MANAGEMENT, L.P. (GSAM)

INVESTMENT OBJECTIVE

Long-term growth of capital and dividend income

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests, under normal circumstances, at least 90% of its total assets in a diversified portfolio of equity investments in U.S. issuers, including foreign companies that are traded in the United States. The Fund seeks to achieve its investment objective through a broadly diversified portfolio of large-cap and blue chip equity investments representing all major sectors of the U.S. economy.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any non-money market fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                   Credit Risk
                                  Currency Risk
                                Derivatives Risk
                              Emerging Growth Risk
                              Emerging Markets Risk
                              Foreign Markets Risk
                                Growth Stock Risk
                               Interest Rate Risk
                                 Liquidity Risk
                             Market and Company Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and others risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

As of the date of this Prospectus, the Portfolio has not yet commenced operations. Since the Portfolio does not have a full calendar year of operations, performance results have not been provided; however, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

                  ING JPMORGAN FLEMING INTERNATIONAL PORTFOLIO
              (FORMERLY ING SCUDDER INTERNATIONAL GROWTH PORTFOLIO)
         SUB-ADVISER: J.P. MORGAN FLEMING ASSET MANAGEMENT (LONDON) LTD.
                               (JPMORGAN FLEMING)

INVESTMENT OBJECTIVE

Long-term growth of capital

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily (at least 65% of its total assets) in the equity securities of foreign companies that JPMorgan Fleming believes have high growth potential. The Portfolio will normally invest in securities of at least three different countries other than the U.S. and will invest in securities in both developed and developing markets. The Portfolio will seek to invest in those companies that JPMorgan Fleming believes are best able to capitalize on the growth and changes taking place within and between various regions of the world. Typically, these are companies with leading or rapidly-developing business franchises, strong financial positions, and high quality management, capable of defining and implementing company strategies to take advantage of local, regional or global market changes.

The Portfolio also may invest in debt securities issued by foreign and U.S. companies, including non-investment grade debt securities.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any non-money market fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                                   Credit Risk
                                  Currency Risk
                              Emerging Markets Risk
                              Foreign Markets Risk
                              Geographic Focus Risk
                               Interest Rate Risk
                             Market and Company Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and others risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

Bar Chart

                        1998                      19.09%
                        1999                      58.41%
                        2000                     -19.59%
                        2001                     -26.93%
                        2002                     -18.08%

The best calendar quarter return since inception of the I Class of the Portfolio was 30.92% in the fourth quarter of 1999; the worst was -19.50% in the third quarter of 2002.

PERIODS ENDED DECEMBER 31, 2002

                                               1 YEAR   5 YEARS  SINCE INCEPTION

ING JPMorgan Fleming International Portfolio
   (I Class)                                   -18.08%   -1.91%       -1.57%
MSCI EAFE Index                                -15.65%   -2.61%        4.30%
Morningstar Foreign Stock Fund Average         -16.33%   -2.07%       -1.73%*

    * Since December 1, 1997.

In the table, the I Class average annual total returns for the periods shown are compared with the MSCI EAFE Index and the Morningstar Foreign Stock Fund Average. The MSCI EAFE Index is an unmanaged index that includes securities traded on 16 exchanges in Europe, Australia and the Far East. The Morningstar Foreign Stock Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The I Class of the Portfolio commenced operations on November 28, 1997. Prior to December 16, 2002, the Portfolio was managed by Deutsche Asset Management Investment Services Limited and Deutsche Investment Management Americas, Inc. and its predecessors and was known as the ING Scudder International Growth Portfolio.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                      ING JPMORGAN MID CAP VALUE PORTFOLIO
               SUB-ADVISER: ROBERT FLEMING, INC., A SUBSIDIARY OF
                        J.P. MORGAN CHASE & CO. (FLEMING)

INVESTMENT OBJECTIVE

Growth from capital appreciation

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily (at least 80% of its net assets under normal circumstances) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that Fleming believes to be undervalued. Market capitalization is the total market value of company's shares. Under normal market conditions, the Portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

The Portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts. The Portfolio also may use derivatives to hedge various market risks or to increase the Portfolio's income.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any non-money market fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                             Depositary Receipt Risk
                                Derivatives Risk
                              Foreign Markets Risk
                               Interest Rate Risk
                             Market and Company Risk
                              Over the Counter Risk
                    Small and Mid-Capitalization Company Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and others risks of investing in the Portfolio.

The Portfolio is not diversified, which means that it may invest a higher percentage of its assets in any one issuer than a diversified fund would. This makes the value of its shares more sensitive to the economic problems affecting a particular issuer.

PORTFOLIO PERFORMANCE

The Portfolio commenced operations on May 1, 2002. Since the Portfolio does not have a full calendar year of operations, performance results have not been provided; however, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

                     ING MFS CAPITAL OPPORTUNITIES PORTFOLIO
           SUB-ADVISER: MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS)

INVESTMENT OBJECTIVE

Capital appreciation

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily (at least 65% of its net assets) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The Portfolio focuses on companies that MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flows. The Portfolio's investments may include securities listed on a securities exchange or traded in the over the counter markets.

MFS selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio's manager and MFS' large group of equity research analysts.

The Portfolio may invest in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

The Portfolio has engaged and may engage in active and frequent trading to achieve its principal investment strategy.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any non-money market fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                   Credit Risk
                                  Currency Risk
                             Depositary Receipt Risk
                              Emerging Markets Risk
                              Foreign Markets Risk
                             Market and Company Risk
                              Over the Counter Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and others risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

Bar Chart

                        1998                      26.74%
                        1999                      48.79%
                        2000                      -5.72%
                        2001                     -24.75%
                        2002                     -30.16%

The best calendar quarter return since inception of the I Class of the Portfolio was 29.27% in the fourth quarter of 1999; the worst was -27.68% in the third quarter of 2001.

PERIODS ENDED DECEMBER 31, 2002

                                               1 YEAR    5 YEAR  SINCE INCEPTION

ING MFS Capital Opportunities Portfolio
   (I Class)                                   -30.16%   -1.35%       -1.05%
S&P 500 Index                                  -22.28%   -0.63%       -0.24%
Morningstar Large Blend Fund Average           -22.06%   -1.47%       -0.81%*

    * Since December 1, 1997.

In the table, the I Class average annual total returns for the periods shown are compared with the S&P 500 Index and the Morningstar Large Blend Fund Average. The Standard & Poor's 500 Index (S&P 500 Index) is an unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Morningstar Large Blend Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The I Class of the Portfolio commenced operations on November 28, 1997.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                         ING MFS GLOBAL GROWTH PORTFOLIO
           SUB-ADVISER: MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS)

INVESTMENT OBJECTIVE

Capital appreciation

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily (at least 65% of its net assets under normal circumstances) in common stocks and related equity securities such as preferred stock, convertible securities and depositary receipts. The Portfolio seeks to achieve its investment objective by investing in securities of companies worldwide growing at rates expected to be well above the growth rate of the overall U.S. economy. The equity securities in which the Portfolio invests are derived from companies in three distinct market sectors: (1) U.S. emerging growth companies, which are domestic companies that MFS believes are either early in their life cycle but which have the potential to become major enterprises, or are major enterprises whose rates of earnings growth are expected to accelerate due to special factors; (2) foreign growth companies, which are foreign companies located in more developed securities markets that MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings and cash flow; and, (3) emerging market securities, which are securities of issuers whose principal activities are located in emerging market countries.

Under normal circumstances, the Portfolio invests in at least three different countries, one of which may be the United States. The Portfolio's investments may include securities listed on a securities exchange or traded in the over the counter markets. The Portfolio also may engage in active and frequent trading to achieve its principal investment strategies.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any non-money market fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                              Asset Allocation Risk
                                  Currency Risk
                             Depositary Receipt Risk
                              Emerging Growth Risk
                              Emerging Markets Risk
                              Foreign Markets Risk
                              Geographic Focus Risk
                             Market and Company Risk
                              Over the Counter Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and others risks of investing in the Portfolio.

The Portfolio is not diversified, which means that it may invest a higher percentage of its assets in any one issuer than a diversified fund would. This makes the value of its shares more sensitive to the economic problems affecting a particular issuer.

PORTFOLIO PERFORMANCE

The Portfolio commenced operations on May 1, 2002. Since the Portfolio does not have a full calendar year of operations, performance results have not been provided; however, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

                        ING MFS RESEARCH EQUITY PORTFOLIO
                      (FORMERLY ING MFS RESEARCH PORTFOLIO)
           SUB-ADVISER: MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS)

INVESTMENT OBJECTIVE

Long-term growth of capital and future income

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily (at least 80% of its net assets) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The Portfolio focuses on companies that MFS believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flows, dominant or growing market share and superior management. The Portfolio may invest in companies of any size. The Portfolio's investments may include securities listed on a securities exchange or in the over the counter markets.

A committee of investment research analysts selects portfolio securities for the Portfolio. This committee includes investment analysts employed not only by MFS, but also by MFS' foreign investment advisory affiliates.

The Portfolio may invest in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

The Portfolio has engaged and may engage in active and frequent trading to achieve its principal investment strategy.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any non-money market fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                   Credit Risk
                                  Currency Risk
                             Depositary Receipt Risk
                              Emerging Markets Risk
                              Foreign Markets Risk
                            Issuer Concentration Risk
                             Market and Company Risk
                              Over the Counter Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and others risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

Bar Chart

                        1998                      23.00%
                        1999                      24.03%
                        2000                      -4.48%
                        2001                     -20.78%
                        2002                     -24.89%

The best calendar quarter return since inception of the I Class of the Portfolio was 22.71% in the fourth quarter of 1998; the worst was -19.27% in the third quarter of 2001.

PERIODS ENDED DECEMBER 31, 2002

                                               1 YEAR    5 YEAR  SINCE INCEPTION

ING MFS Research Equity Portfolio (I Class)    -24.89%   -2.81%       -3.14%
S&P 500 Index                                  -22.28%   -0.63%       -0.24%
Morningstar Large Growth Fund Average          -27.77%   -2.72%       -1.83%*

    * Since December 1, 1997.

In the table, the I Class average annual total returns for the periods shown are compared with the S&P 500 Index and the Morningstar Large Growth Fund Average. The S&P 500 Index is an unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Morningstar Large Growth Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The I Class of the Portfolio commenced operations on November 28, 1997.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                       ING OPCAP BALANCED VALUE PORTFOLIO
                     SUB-ADVISER: OPCAP ADVISORS LLC (OPCAP)

INVESTMENT OBJECTIVE

Capital growth, and secondarily, investment income

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 25% of its total assets in equity securities, including common stocks and preferred stocks, and expects to have between 50% to 70% of its total assets invested in equities. The Portfolio also invests at least 25% of its total assets in fixed-income senior securities. The Portfolio's investments in fixed income senior securities include bonds, debentures, notes, participation interests in loans, convertible securities, and U.S. Government securities.

To seek growth, the Portfolio invests mainly in common stocks of U.S. issuers that OpCap believes are undervalued in the marketplace. The Portfolio also invests in other equity securities, such as preferred stock and securities convertible into common stock. The Portfolio also buys corporate and government bonds, notes, and other debt securities for investment income, which can include securities below investment grade.

OpCap searches primarily for securities of established companies believed to be undervalued in the marketplace, in relation to factors such as a company's assets, earnings, growth potential and cash flows. This process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases.

OpCap allocates the Portfolio's investments among equity and debt securities after assessing the relative values of these different types of investments under prevailing market conditions. Within the parameters for stock and bond investments described above under normal market conditions, the Portfolio might hold stocks, bonds, and money market instruments in different proportions at different times. OpCap might increase the relative emphasis of investments in bonds and other fixed income securities, instead of stocks when it thinks that:

o common stocks in general appear to be overvalued,

o debt securities present better capital growth and income opportunities relative to common stocks because of declining interest rates or improved issuer credit quality, or

o it is desirable to maintain liquidity pending investment in equity securities to seek capital growth opportunities.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any non-money market fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                   Credit Risk
                               Industry Focus Risk
                               Interest Rate Risk
                             Market and Company Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and others risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio for the first full calendar year of operation. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

Bar Chart

                        2002                     -21.06%

The best calendar quarter return since inception of the I Class of the Portfolio was 10.40% in the fourth quarter of 2002; the worst was -15.53% in the second quarter of 2002.

PERIODS ENDED DECEMBER 31, 2002

                                                      1 YEAR     SINCE INCEPTION

ING OpCap Balanced Value Portfolio (I Class)          -21.06%        -20.90%
60% S&P 500 Index/40% LB Intermediate
   Government/Corporate Bond Index                     -9.33%         -8.34%
Morningstar Domestic Hybrid Average                    -9.71%         -8.44%*

    * Since December 1, 2001.

In the table, the I Class average annual total returns for the periods shown are compared with the 60% S&P 500 Index/40% LB Intermediate Government/Corporate Bond Index and the Morningstar Domestic Hybrid Average. The 60% S&P 500 Index/40% LB Intermediate Government/Corporate Bond Index is a combination of the S&P 500 Index and the LB Intermediate Government/Corporate Bond Index. The S&P 500 Index is an unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The LB Intermediate Government/Corporate Bond Index is an index made up of the Lehman Brothers Intermediate Government and Corporate Bond indexes, including U.S. Government Treasury and agency securities as well as corporate and Yankee bonds. The Morningstar Domestic Hybrid Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The I Class of the Portfolio commenced operations on December 10, 2001.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                        ING PIMCO TOTAL RETURN PORTFOLIO
         SUB-ADVISER: PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (PIMCO)

INVESTMENT OBJECTIVE

Maximum total return, consistent with capital preservation and prudent investment management

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its net assets plus borrowings for investment purposes in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls). The total return sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any non-money market fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                   Credit Risk
                                  Currency Risk
                                Derivatives Risk
                              Foreign Markets Risk
                               Interest Rate Risk
                                 Leveraging Risk
                                 Liquidity Risk
                             Market and Company Risk
                                  Mortgage Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and others risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The Portfolio commenced operations on May 1, 2002. Since the Portfolio does not have a full calendar year of operations, performance results have not been provided; however, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

                ING SALOMON BROTHERS AGGRESSIVE GROWTH PORTFOLIO
                 (FORMERLY ING MFS EMERGING EQUITIES PORTFOLIO)
           SUB-ADVISER: SALOMON BROTHERS ASSET MANAGEMENT INC (SABAM)

INVESTMENT OBJECTIVE

Long-term growth of capital

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily (at least 80% of its net assets under normal circumstances) in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of emerging growth companies. Emerging growth companies are either companies that SaBAM believes are early in their life cycle and have the potential to become major enterprises or are major enterprises whose rates of earnings growth and/or cash flow SaBAM believes will accelerate. The Portfolio's investments may include securities listed on a securities exchange or traded in the over the counter markets.

SaBAM selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio's manager and SaBAM's large group of equity research analysts.

The Portfolio may invest in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

The Portfolio has engaged and may engage in active and frequent trading to achieve its principal investment strategy.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any non-money market fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                  Currency Risk
                             Depositary Receipt Risk
                              Emerging Growth Risk
                              Emerging Markets Risk
                              Foreign Markets Risk
                            Issuer Concentration Risk
                             Market and Company Risk
                              Over the Counter Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and others risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

Bar Chart

                        1998                      29.67%
                        1999                      50.88%
                        2000                     -28.78%
                        2001                     -25.21%
                        2002                     -35.31%

The best calendar quarter return since inception of the I Class of the Portfolio was 34.33% in the fourth quarter of 1999; the worst was -30.81% in the third quarter of 2001.

PERIODS ENDED DECEMBER 31, 2002

                                               1 YEAR    5 YEAR  SINCE INCEPTION

Salomon Brothers Aggressive Growth Portfolio
   (I Class)                                   -35.31%   -7.58%       -7.65%
Russell 3000 Growth Index                      -28.05%   -4.11%       -3.85%
S&P 500 Index                                  -22.28%   -0.63%       -0.24%
Morningstar Large Growth Fund Average          -27.77%   -2.72%       -1.83%*

    * Since December 1, 1997.

In the table, the I Class average annual total returns for the periods shown are compared to the Russell 3000 Growth Index, the S&P 500 Index and the Morningstar Large Growth Fund Average. The Russell 3000 Growth Index measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market. The S&P 500 Index is an unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Morningstar Large Growth Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The I Class of the Portfolio commenced operations on November 28, 1997. Prior to December 16, 2002, the Portfolio was managed by MFS and was known as the ING MFS Emerging Equities Portfolio.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                ING SALOMON BROTHERS FUNDAMENTAL VALUE PORTFOLIO
                (FORMERLY ING SALOMON BROTHERS CAPITAL PORTFOLIO)
           SUB-ADVISER: SALOMON BROTHERS ASSET MANAGEMENT INC (SABAM)

INVESTMENT OBJECTIVE

Capital appreciation

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible in common stocks, of companies SaBAM believes are undervalued in the marketplace. While SaBAM selects investments primarily for their capital appreciation potential, consideration may also be given to a company's dividend record and the potential for an improved dividend return. The Portfolio generally invests in securities of large, well-known companies, but may also invest a significant portion of its assets in securities of small to medium-sized companies when SaBAM believes smaller companies offer more attractive value opportunities. The Portfolio may invest in non-dividend paying common stocks.

The Portfolio may invest in investment grade fixed-income securities and may invest up to 20% of its net assets in non-convertible debt securities rated below investment grade or, if unrated, are of equivalent quality as determined by SaBAM. The Portfolio may invest without limit in convertible debt securities. The Portfolio emphasizes those convertible debt securities that offer the appreciation potential of common stocks. The Portfolio may also invest up to 20% of its assets in securities of foreign issuers. Additionally, the Portfolio may invest up to 10% of its assets in bank loans, including participation and assignments.

SaBAM employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, SaBAM uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, SaBAM looks for a positive catalyst in the company's near term outlook which SaBAM believes will accelerate earnings or improve the value of the company's assets. SaBAM also emphasizes companies in those sectors of the economy, which it believes are undervalued relative to other sectors.

When evaluating an individual stock, SaBAM looks for:

o Low market valuations measured by SaBAM's valuation models.
o Positive changes in earnings prospects because of factors such as:

     New, improved or unique products and services
     New or rapidly expanding markets for the company's products
     New management
     Changes in the economic, financial regulatory or political environment particularly affecting the company
     Effective research, product development and marketing
     A business strategy not yet recognized by the marketplace.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any non-money market fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                   Credit Risk
                                  Currency Risk
                                Derivatives Risk
                              Foreign Markets Risk
                               Interest Rate Risk
                             Market and Company Risk
                    Small and Mid-Capitalization Company Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and others risks of investing in the Portfolio.

The Portfolio is not diversified, which means that it may invest a higher percentage of its assets in any one issuer than a diversified fund would. This may magnify the Portfolio's losses from events affecting a particular issuer. However, SaBAM seeks to diversify the Portfolio's investments across industries, which may help reduce this risk.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio for the first full calendar year of operation. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

Bar Chart

                        2002                     -24.42%

The best calendar quarter return since inception of the I Class of the Portfolio was 15.83% in the fourth quarter of 2002; the worst was -23.58% in the third quarter of 2002.

PERIODS ENDED DECEMBER 31, 2002

                                                      1 YEAR     SINCE INCEPTION

ING Salomon Brothers Fundamental Value Portfolio
   (I Class)                                          -24.42%        -22.52%
Russell 3000 Index                                    -21.55%        -17.52%
S&P 500 Index                                         -22.28%        -20.56%
Morningstar Mid Cap Blend Fund Average                -17.10%        -17.10%*
Morningstar Large Blend Fund Average                  -22.06%        -22.06%*

    * Since December 31, 2001.

In the table, the I Class average annual total returns for the periods shown are compared with the Russell 3000 Index, the S&P 500 Index, the Morningstar Mid Cap Blend Fund Average and the Morningstar Large Blend Fund Average. The Russell 3000 Index measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market. The S&P 500 (Standard & Poor's 500) Index is a value-weighted, unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Morningstar Mid Cap and Large Blend Fund Averages are each a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The I Class of the Portfolio commenced operations on December 10, 2001.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                 ING SALOMON BROTHERS INVESTORS VALUE PORTFOLIO
           SUB-ADVISER: SALOMON BROTHERS ASSET MANAGEMENT INC (SABAM)

INVESTMENT OBJECTIVE

Long-term growth of capital, and secondarily, current income

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily in common stocks of established U.S. companies. The Portfolio may also invest in other equity securities. To a lesser degree, the Portfolio invests in income producing securities such as debt securities. The Portfolio may also invest up to 20% of its assets in securities of foreign issuers.

SaBAM emphasizes individual security selection while diversifying the Portfolio's investments across industries, which may help to reduce risk. SaBAM focuses on established large capitalization companies (over $5 billion in market capitalization), seeking to identify those companies with solid growth potential at reasonable values. SaBAM employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any non-money market fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                                   Credit Risk
                                  Currency Risk
                                Derivatives Risk
                              Foreign Markets Risk
                               Interest Rate Risk
                             Market and Company Risk
                              Over the Counter Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and others risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio for the first full calendar year of operation. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

Bar Chart

                        2002                     -22.59%

The best calendar quarter return since inception of the I Class of the Portfolio was 12.53% in the fourth quarter of 2002; the worst was -20.77% in the third quarter of 2002.

PERIODS ENDED DECEMBER 31, 2002

                                                      1 YEAR     SINCE INCEPTION

ING Salomon Brothers Investors Value Portfolio
   (I Class)                                          -22.59%        -21.57%
S&P 500 Index                                         -22.28%        -20.56%
S&P Barra Value Index                                 -20.85%        -18.69%
Morningstar Large Cap Value Average                   -18.89%        -15.93%*

    * Since December 1, 2001.

In the table, the I Class average annual total returns for the periods shown are compared with the S&P 500 Index, the S&P Barra Value Index and the Morningstar Large Cap Value Average. The S&P 500 Index is an unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The S&P Barra Value Index is a market-capitalization weighted index of stocks in the S&P 500 having lower price-to-book ratios. The Morningstar Large Cap Value Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The I Class of the Portfolio commenced operations on December 10, 2001.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                    ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO
              SUB-ADVISER: T. ROWE PRICE ASSOCIATES, INC. (T. ROWE)

INVESTMENT OBJECTIVE

Long-term capital growth, and secondarily, increasing dividend income

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily (at least 80% of its net assets under normal circumstances) in common stocks. The Portfolio concentrates its investments in growth companies. T. Rowe seeks investments in companies that have the ability to pay increasing dividends through strong cash flows and whose rates of earnings growth are considered above average. In addition, T. Rowe seeks companies with a lucrative niche in the economy that T. Rowe believes will give them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

The Portfolio may also purchase foreign stocks, hybrid securities, futures, and options, in keeping with its objectives. The Portfolio may have exposure to foreign currencies through its investment in foreign securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date. The Portfolio's investments in foreign securities are limited to 30% of total assets.

In pursuing its investment objective, the Fund's sub-adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's sub-adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Portfolio may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any non-money market fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                  Currency Risk
                                Derivatives Risk
                              Foreign Markets Risk
                                Growth Stock Risk
                             Market and Company Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and others risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

Bar Chart

                        1998                      27.60%
                        1999                      22.32%
                        2000                      -0.04%
                        2001                     -10.21%
                        2002                     -23.29%

The best calendar quarter return since inception of the I Class of the Portfolio was 23.08% in the fourth quarter of 1998; the worst was -15.36% in the third quarter of 2002.

PERIODS ENDED DECEMBER 31, 2002

                                               1 YEAR   5 YEARS  SINCE INCEPTION

ING T. Rowe Price Growth Equity
   Portfolio (I Class)                         -23.29%    1.45%        1.82%
S&P 500 Index                                  -22.28%   -0.63%       -0.24%
Morningstar Large Growth Fund Average          -27.77%   -2.72%       -1.83%*

    * Since December 1, 1997.

In the table, the I Class average annual total returns for the periods shown are compared with the S&P 500 Index and the Morningstar Large Growth Fund Average. The S&P 500 Index is an unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Morningstar Large Growth Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The I Class of the Portfolio commenced operations on November 28, 1997.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                   ING UBS TACTICAL ASSET ALLOCATION PORTFOLIO
       SUB-ADVISER: UBS GLOBAL ASSET MANAGEMENT (US) INC. (UBS GLOBAL AM)

INVESTMENT OBJECTIVE

Total return, consisting of long-term capital appreciation and current income

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio allocates its assets between a stock portion that is designed to track the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) and a fixed income portion that consists of either U.S. Treasury notes with a remaining maturity of approximately five years or U.S. Treasury bills with remaining maturities of approximately 30 days.

UBS Global AM reallocates the Portfolio's assets in accordance with the recommendations of its own Tactical Allocation Model on the first business day of each month. The Tactical Allocation Model attempts to track the performance of the S&P 500 Index in periods of strong market performance. The Model attempts to take a more defensive posture by reallocating assets to bonds or cash when the Model signals a potential bear market, prolonged downturn in stock prices or significant loss in value. The Model can recommend stock allocations of 100%, 75%, 50%, 25% or 0%.

If the Tactical Allocation Model recommends a stock allocation of less than 100%, the Model also recommends a fixed income allocation for the remainder of the Portfolio's assets. The Model uses a bond risk premium determination to decide whether to recommend five-year U.S. Treasury notes or 30-day U.S. Treasury bills.

The Portfolio may (but is not required to) use options and futures and other derivatives to adjust its exposure to different asset classes or to maintain exposure to stocks or bonds while maintaining a cash balance for Portfolio management purposes. The Portfolio also may use these instruments to reduce the risk of adverse price movements while investing cash received when investors buy Portfolio shares, to facilitate trading and to reduce transaction costs.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                              Asset Allocation Risk
                                Derivatives Risk
                               Index Tracking Risk
                               Interest Rate Risk
                             Market and Company Risk
                                   Stock Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and others risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio for the first full calendar year of operation. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

Bar Chart

                        2002                     -22.92%

The best calendar quarter return since inception of the I Class of the Portfolio was 8.03% in the fourth quarter of 2002; the worst was -17.49% in the third quarter of 2002.

PERIODS ENDED DECEMBER 31, 2002

                                                      1 YEAR     SINCE INCEPTION

ING UBS Tactical Asset Allocation Portfolio
   (I Class)                                          -22.92%        -22.45%
S&P 500 Index                                         -22.28%        -20.56%
Morningstar Large Blend Fund Average                  -22.06%        -22.06%*

    * Since December 31, 2001.

In the table, the I Class average annual total returns for the periods shown are compared with the S&P 500 Index and the Morningstar Large Blend Fund Average. The S&P 500 Index is an unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Morningstar Large Blend Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The I Class of the Portfolio commenced operations on December 10, 2001.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                        ING VAN KAMPEN COMSTOCK PORTFOLIO
                             SUB-ADVISER: VAN KAMPEN

INVESTMENT OBJECTIVE

Seeks capital growth and income

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio seeks to achieve its investment objective by investing in a portfolio of equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks. The Portfolio emphasizes a value style of investing seeking well-established, undervalued companies believed by Van Kampen to posses the potential for capital growth and income.

Portfolio securities are typically sold when Van Kampen's assessment of the capital growth and income potential for such securities materially changes. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers and may purchase and sell certain derivative instruments, such as options, futures and options on futures, for various portfolio management purposes. The Portfolio also may invest up to 10% of its total assets in high-quality short-term debt securities and investment grade corporate debt securities in order to provide liquidity.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any non-money market fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                  Currency Risk
                                Derivatives Risk
                              Foreign Markets Risk
                               Interest Rate Risk
                             Market and Company Risk
                    Small and Mid-Capitalization Company Risk
                                   Stock Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and others risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The Portfolio commenced operations on May 1, 2002. Since the Portfolio does not have a full calendar year of operations, performance results have not been provided; however, performance of similarly managed portfolios is presented in the "Performance" section of this Prospectus.

                           PORTFOLIO FEES AND EXPENSES

This table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Portfolios. Shareholders who acquire portfolio shares through a Qualified Plan or insurance company separate account should refer to the applicable plan document, contract prospectus, prospectus summary or disclosure statement for a description of additional charges that may apply.

SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR INVESTMENT) There are no fees or sales loads charged to your account when you buy or sell Portfolio shares.

                         INITIAL CLASS (I CLASS) SHARES
                       ANNUAL PORTFOLIO OPERATING EXPENSES
      (BASED ON ACTUAL EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR
        THAT ARE DEDUCTED FROM ASSETS OF THE I CLASS OF EACH PORTFOLIO)

                                                                                TOTAL
                                    MANAGEMENT   DISTRIBUTION     OTHER    ANNUAL OPERATING
                                        FEE      (12B-1) FEES   EXPENSES       EXPENSES
Alger Aggressive Growth                 .85%          --          .20%          1.05%
Alger Capital Appreciation*             .70%          --          .20%           .90%
Alger Growth                            .80%          --          .20%          1.00%
American Century Small Cap Value*      1.00%          --          .30%**        1.30%
Baron Small Cap Growth*                 .85%          --          .35%**        1.20%
DSI Enhanced Index                      .60%          --          .20%           .80%
Goldman Sachs(R) Capital Growth         .85%          --          .20%          1.05%
Goldman Sachs (R) Core Equity*          .70%          --          .20%           .90%
JPMorgan Fleming International          .80%          --          .20%          1.00%
JPMorgan Mid Cap Value*                 .75%          --          .35%          1.10%
MFS Capital Opportunities               .65%          --          .25%           .90%
MFS Global Growth*                      .60%          --          .60%          1.20%
MFS Research Equity                     .70%          --          .15%           .85%
OpCap Balanced Value                    .80%          --          .20%          1.00%
PIMCO Total Return*                     .50%          --          .35%           .85%
Salomon Brothers Aggressive Growth      .69%          --          .13%           .82%
Salomon Brothers Fundamental Value      .90%          --          .20%          1.10%
Salomon Brothers Investors Value        .80%          --          .20%          1.00%
T. Rowe Price Growth Equity             .60%          --          .15%           .75%
UBS Tactical Asset Allocation           .90%          --          .20%          1.10%
Van Kampen Comstock*                    .60%          --          .35%           .95%

*  Based on estimated expenses for the current fiscal year.

** ILIAC, the Administrator of the Fund, has contractually agreed to waive all or a portion of its administrative services fees and/or reimburse administrative expenses for the American Century Small Cap Value and the Baron Small Cap Growth Portfolios so that the Total Annual Operating Expenses for these Portfolios shall not exceed 1.30% and 1.20%, respectively, through April 30, 2004. Without this waiver, the Total Operating Expenses would be 1.40% for American Century Small Cap Value and 1.25% for Baron Small Cap Growth.

EXAMPLE This example is intended to help you compare the cost of investing in I Class shares of the Portfolios with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the I Class shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the I Class' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                       1 YEAR    3 YEARS     5 YEARS    10 YEARS

Alger Aggressive Growth                 $ 107     $ 334       $ 579      $1283
Alger Capital Appreciation                 92       287         498       1108
Alger Growth                              102       318         552       1225
American Century Small Cap Value          132       412         713       1568
Baron Small Cap Growth                    122       381         660       1455
DSI Enhanced Index                         82       255         444        990
Goldman Sachs(R) Capital Growth           107       334         579       1283
Goldman Sachs(R) Core Equity               92       287         498       1108
JPMorgan Fleming International            102       318         552       1225
JPMorgan Mid Cap Value                    112       350         606       1340
MFS Capital Opportunities                  92       287         498       1108
MFS Global Growth                         122       381         660       1455
MFS Research Equity                        87       271         471       1049
OpCap Balanced Value                      102       318         552       1225
PIMCO Total Return                         87       271         471       1049
Salomon Brothers Aggressive Growth         84       262         455       1014
Salomon Brothers Fundamental Value        112       350         606       1340
Salomon Brothers Investors Value          102       318         552       1225
T. Rowe Price Growth Equity                77       240         417        930
UBS Tactical Asset Allocation             112       350         606       1340
Van Kampen Comstock                        97       303         525       1166

                           SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Portfolio changes with the values of that Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio's portfolio as a whole are called "principal risks." The principal risks of each Portfolio are identified in the Fund Summaries and are described in this section. Each Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by a Portfolio can change over time.

ACTIVE OR FREQUENT TRADING RISK A Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

ASSET ALLOCATION RISK The MFS Global Growth Portfolio will allocate its investments among U.S. emerging growth companies, foreign growth companies, and emerging market companies based upon judgments made by MFS. The Portfolio could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines. The Tactical Allocation Model utilized by UBS Global AM for the UBS Tactical Asset Allocation Portfolio may not correctly predict the times to shift the Portfolio's assets from one type of investment to another.

CREDIT RISK A Portfolio's investment in non-investment grade debt securities involves credit risk because issuers of non-investment grade securities may be more likely to have difficulty making timely payments of interest or principal.

CURRENCY RISK Exposure to foreign currencies may cause the value of a Portfolio to decline in the event that the U.S. dollar strengthens against these currencies, or in the event that foreign governments intervene in the currency markets.

DEPOSITARY RECEIPT RISK A Portfolio may invest in depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

DERIVATIVES RISK Loss may result from a Portfolio's investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to the Portfolio. A Portfolio investing in a derivative instrument could lose more than the principal amount invested.

DSI PROPRIETARY STRATEGY RISK DSI's proprietary strategy may not result in outperformance of the designated index and may even result in underperformance.

EMERGING GROWTH RISK A Portfolio's performance is particularly sensitive to changes in the value of emerging growth companies. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in more established companies. A decline in the value of these types of securities may result in a decline in the Portfolio's net asset value and the value of your investment.

EMERGING MARKETS RISK Emerging markets are generally defined as countries in the initial states of their industrialization cycles with low per capita income. Investments in emerging markets securities involve all of the risks of investments in foreign securities, and also have additional risks, which are further described in the section of the prospectus entitled "Additional Information About Investment Strategies."

FOREIGN MARKETS RISK Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject. Some Portfolios limit foreign investments to securities denominated in U.S. dollars, these Portfolios are generally not subject to the risk of changes in currency valuations.

GEOGRAPHIC FOCUS RISK A Portfolio may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Portfolio's investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging market countries.

GROWTH STOCK RISK Securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

INDEX TRACKING RISK The Portfolio expects a close correlation between the performance of the portion of its assets allocated to stocks and that of the S&P 500 Index in both rising and falling markets. The performance of the Portfolio's stock investments, however, generally will not be identical to that of the Index because of the fees and expenses borne by the Portfolio and investor purchases and sales of Portfolio shares, which can occur daily.

INDUSTRY FOCUS RISK To the extent that a Portfolio is emphasizing investments in a particular industry, its shares may fluctuate in response to events affecting that industry. Stocks of issuers in a particular industry may be affected by changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others.

INTEREST RATE RISK A Portfolio's investment in debt securities involves risks relating to interest rate movement. If interest rates go up, the value of any debt securities held by the Portfolio will decline. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

ISSUER CONCENTRATION RISK Because a Portfolio may invest a relatively large percentage of its assets in a single issuer, a Portfolio's performance may be particularly sensitive to changes in the value of securities of these issuers.

LARGE POSITIONS RISK A Portfolio may establish significant positions in companies which the Sub-Adviser has the greatest conviction. If the stock price of one or more of the companies should decrease, it would have a big impact on the Portfolio's net asset value. The Portfolio's returns may be more volatile than those of a less concentrated portfolio.

LEVERAGING RISK Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, a Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's securities.

LIQUIDITY RISK Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. A Portfolio has the greatest exposure to liquidity risk due to its investments in foreign securities, derivatives, and securities with substantial market and credit risk.

MARKET AND COMPANY RISK The value of the securities in which the Portfolio invests may decline due to changing economic, political or market conditions here or abroad, changes in investor psychology, heavy institutional selling, or due to the financial condition of the company which issued the security.

MID CAP GROWTH RISK Securities of medium-sized companies may be more volatile than larger, more established companies owing to such factors as inexperienced management and limited financial resources.

MORTGAGE RISK Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgage sooner than expected. This can reduce the returns of a Portfolio because a Portfolio will have to reinvest that money at the lower prevailing interest rates.

OVER THE COUNTER RISK Equity securities that are traded over the counter may be more volatile than exchange-listed securities and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.

SMALL CAPITALIZATION COMPANY RISK Investment in small capitalization companies involves a substantial risk of loss. Small cap companies and the market for their equity securities are more likely to be more sensitive to changes in earnings results and investor expectations. These companies are also likely to have more limited product lines, capital resources, management depth and their securities trade less frequently and in more limited volumes than securities of larger companies.

SMALL AND MID-CAPITALIZATION COMPANY RISK Investment in small and mid-capitalization companies involves a substantial risk of loss. Small and mid cap companies and the market for their equity securities are more likely to be more sensitive to changes in earnings results and investor expectations. These companies are also likely to have more limited product lines, capital resources and management depth than larger companies.

STOCK RISK Stock prices have historically risen and fallen in periodic cycles. Recently, U.S. stock markets and certain foreign stock markets have experienced substantial price volatility.

               ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES

TEMPORARY DEFENSIVE INVESTMENT STRATEGY

Each Portfolio may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. The ING Alger Aggressive Growth, ING Alger Capital Appreciation, ING Alger Growth, ING American Century Small Cap Value, ING Baron Small Cap Growth and ING PIMCO Total Return Portfolios may each invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents for temporary defensive reasons. The ING MFS Capital Opportunities, ING MFS Global Growth, ING MFS Research Equity, ING Salomon Brothers Aggressive Growth, ING Salomon Brothers Fundamental Value, ING Salomon Brothers Investors Value and ING Van Kampen Comstock Portfolios may, for temporary defensive purposes, invest in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government securities and related repurchase agreements. ING OpCap Balanced Value may invest up to 100% of its assets in temporary defensive investments such as short-term U.S. Government securities and money market instruments including commercial paper, high quality corporate debt securities having a remaining maturity of one year or less, other short-term debt obligations, certificates of deposit, bankers' acceptances and repurchase agreements. ING DSI Enhanced Index and ING UBS Tactical Asset Allocation also may invest in other investment companies that invest exclusively in money market instruments for temporary defensive purposes. ING JPMorgan Fleming International Portfolio may, for temporary defensive purposes, invest all or a portion of its assets in Canadian or U.S. Government obligations or currencies, or securities of companies incorporated in and having their principal activities in Canada or the U.S. ING T. Rowe Price Growth Equity Portfolio may, for temporary defensive purposes, invest in short-term, high-quality, U.S. and foreign dollar-denominated money market securities, including repurchase agreements. It is impossible to accurately predict how long such alternative strategies may be utilized. During these times, a Portfolio may not achieve its investment goals.

For temporary defensive purposes, up to 100% of total assets of ING Goldman Sachs(R) Capital Growth and ING Goldman Sachs(R) Core Equity Portfolios may be invested in U.S. Government securities, repurchase agreements collateralized by U.S. Government Securities, commercial paper rated at least A-2 by S&P or P-2 by Moody's, CDs, bankers' acceptances, non-convertible preferred stocks or non-convertible corporate bonds with a remaining maturity of less than one year.

ING JPMorgan Mid Cap Value Portfolio may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including certain U.S. Government and U.S. Treasury securities, bank obligations, commercial paper and other short-term debt securities rated at the time of purchase in the top two categories by a nationally recognized statistical rating organization, and repurchase agreements involving the foregoing securities), shares of money market funds and cash. When the portfolio is investing for temporary defensive purposes, it is not pursuing its investment objective.

ACTIVE TRADING STRATEGY

Each Portfolio, except for the ING Baron Small Cap Growth, ING Salomon Brothers Investors Value and the ING JPMorgan Fleming International Portfolios may engage in active trading to achieve their investment goals. This may cause these Portfolios to realize higher capital gains as compared to a fund with less active trading, which could increase your tax liability unless you are purchasing shares through a tax-deferred retirement product. Frequent trading also increases transaction costs, which would lower these Portfolios' performance.

The types of securities in which the Portfolio invests and the investment techniques and practices in which the Portfolio may engage that are not principal investment strategies are discussed, together with their risks, in the Fund's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting the Fund (see back cover for address and phone number).

                     ING ALGER AGGRESSIVE GROWTH PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the Russell MidCap Growth Index or the S&P Mid Cap 400 Index. It focuses on midsize companies with promising growth potential.

                    ING ALGER CAPITAL APPRECIATION PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Portfolio invests primarily in the equity securities of any size which demonstrate promising growth potential. The Portfolio can leverage, that is, borrow money, to buy additional securities. By borrowing money, the Portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

                           ING ALGER GROWTH PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Portfolio invests primarily in the equity securities of large companies. The Portfolio considers a large company to have a market capitalization of $10 billion or greater. It focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management.

                 ING AMERICAN CENTURY SMALL CAP VALUE PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. American Century looks for stocks of companies that they believe are undervalued at the time of purchase. The portfolio manager uses a value investment strategy that looks for companies that are temporarily out of favor in the market. American Century attempts to purchase those stocks of under valued companies and hold them until they have returned to favor in the market and their stock prices have gone up.

Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, American Century looks for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies' stock prices or may be outside the companies' historical ranges.

Under normal market conditions, at least 80% of the Portfolio's net assets will be invested in equity securities of smaller companies. American Century considers smaller companies to include those with a market capitalization no bigger than that of the largest company in the S&P Small Cap 600 Index or the Russell 2000 Index. When American Century believes it is prudent, it may invest a portion of the Portfolio's assets in convertible debt securities, equity-equivalent securities, foreign securities, debt securities of companies, debt obligations of governments and their agencies, nonleveraged futures contracts and other similar securities. With regard to futures and similar derivative securities, American Century will not invest in a derivative security if it would be possible for the Portfolio to lose more money than it invested. A complete description regarding derivative securities is included in the Statement of Additional Information (referred to as the SAI.)

                      ING BARON SMALL CAP GROWTH PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. In making investment decisions for the Portfolio, BAMCO seeks securities that it believes have favorable price to value characteristics based on BAMCO's assessment of their prospects for future growth and profitability and the potential to increase in value at least 50% over two subsequent years. BAMCO seeks investments that are supported by long term demographic, economic and societal "mega-trends." BAMCO looks for the ability of a company to grow its business substantially within a four to five year period; special business niches that create unusually favorable business opportunities; sustainable barriers to competition; and strong management capabilities. BAMCO seeks to purchase these companies at what it perceives are attractive prices relative to projected future cash flows and asset values, before the companies' long-term business prospects are appreciated by other investors. The Portfolio may take large positions in the companies in which BAMCO has the greatest conviction.

                        ING DSI ENHANCED INDEX PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. The Portfolio seeks to achieve its investment objective by using DSI's proprietary enhanced S&P 500 strategy to invest in a selection of common stocks that are included in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). The Portfolio normally invests in approximately 250 to 500 stocks and weights its holdings of individual stocks based on DSI's proprietary enhanced S&P 500 strategy. Compared to the stock weightings in the S&P 500 Index, the Portfolio overweights stocks that its strategy ranks positively and underweights stocks that its strategy ranks negatively. Generally, the Portfolio gives stocks with a neutral ranking the same weight as in the S&P 500 Index.

The Portfolio may (but is not required to) use options, futures contracts and other derivatives. The Portfolio may use these instruments in strategies intended to simulate investment in the S&P 500 Index stocks while retaining a cash balance for fund management purposes. The Portfolio also may use these instruments to reduce the risk of adverse price movements while investing cash received when investors buy shares, to facilitate trading and to reduce transaction costs.

In selecting securities for the Portfolio, DSI seeks to add value to the Portfolio's portfolio through stock selection while managing the Portfolio's risk profile. DSI believes that:

o undervalued securities with improving fundamentals should outperform a given benchmark;
o during different market environments different factors can become more or less significant; and
o unintended deviations from the benchmark should be minimized.

In deciding which stocks to buy and sell for the Portfolio, DSI uses its proprietary enhanced S&P 500 strategy, which consists of an adaptive stock ranking model and a portfolio construction model. DSI has developed a quantitative, dynamic, bottom up, multi-factor model to rank the stocks in the S&P 500 Index, using relatively independent factors (such as earnings expectations, earnings growth, valuation, yield, return on equity and margins). DSI believes that these factors have varying influences during different phases of the stock market cycle and reevaluates the relative importance and weighting of each factor monthly. DSI applies this adaptive stock ranking model to the stocks in the S&P 500 Index, so that the relative rankings of these stocks may change from month to month.

The S&P 500 Index is composed of 500 common stocks that are selected by Standard & Poor's, a division of McGraw-Hill Companies, Inc. (S&P). Most of these 500 stocks trade on the New York Stock Exchange. These stocks represent approximately 75% of the market value of all U.S. common stocks but do not necessarily represent the largest companies. S&P selects the component stocks included in the S&P 500 Index with the aim of achieving a distribution that is representative of the various industry components of the U.S. market for common stocks. S&P also considers aggregate market value and trading activity in the selection process.

                 ING GOLDMAN SACHS(R) CAPITAL GROWTH PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Portfolio invests under normal circumstances at least 90% of its total assets in equity investments. The Portfolio seeks to achieve its investment objective by investing in a diversified portfolio of equity securities that are considered by GSAM to have long-term capital appreciation potential. Although the Portfolio invests primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

                   ING GOLDMAN SACHS(R) CORE EQUITY PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Portfolio invests, under normal circumstances, at least 90% of its total assets in a diversified portfolio of equity investments in U.S. issuers, including foreign companies that are traded in the United States. The Portfolio seeks to achieve its investment objective through a broadly diversified portfolio of large-cap and blue chip equity investments representing all major sectors of the U.S. economy.

The Portfolio's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Portfolio's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index. The Portfolio seeks a broad representation in most major industries and sectors of the U.S. economy.

                  ING JPMORGAN FLEMING INTERNATIONAL PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Portfolio invests primarily (at least 65% of its total assets) in the equity securities of foreign companies that JPMorgan Fleming believes have high growth potential. The Portfolio will normally invest in securities of at least three different countries other than the U.S. and will invest in securities in both developed and developing markets. The Portfolio will seek to invest in those companies that JPMorgan Fleming believes are best able to capitalize on the growth and changes taking place within and between various regions of the world. Typically, these are companies with leading or rapidly-developing business franchises, strong financial positions, and high quality management, capable of defining and implementing company strategies to take advantage of local, regional or global market changes.

The Portfolio also may invest in debt securities issued by foreign and U.S. companies, including non-investment grade debt securities.

                      ING JPMORGAN MID CAP VALUE PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. Fleming is a "bottom-up" manager and stock selection is based on company fundamentals. Fleming combines quantitative screening with proprietary fundamental analysis to construct the Portfolio's portfolio. Fleming uses a wide variety of sources and research companies. These sources include electronic screens, Fleming's relationship with over 70 national and regional brokerage firms and attendance at trade shows and conferences. The thrust of the research can be characterized by a three component analysis: financial, business and management. Essentially, historical financial data is used to build up a potential investment universe of companies that have met what Fleming considers to be the key criteria for financial success. Then, Fleming uses an overlay of more subjective current business and management analysis to form a view on future stock potential.

Fleming may sell a security due to a change in the company's fundamentals. A change in the original reason for purchase of the original investment may cause the security to be eliminated from the Portfolio. Fleming may sell a security due to opportunity cost. Typically, Fleming attempts to maintain a portfolio of not more than 100 securities. As a result, a new company may displace a current holding. Finally, Fleming may sell a security due to extreme over valuation. While Fleming will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential.

                    ING MFS CAPITAL OPPORTUNITIES PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Portfolio invests primarily in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The Portfolio focuses on companies, which MFS believes, have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.

MFS selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio's manager and MFS' large group of equity research analysts.

The Portfolio may invest in foreign securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

                        ING MFS GLOBAL GROWTH PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. The Portfolio invests at least 65% of its net assets in common stocks and related equity securities of companies in the following distinct market sectors: U.S. emerging growth companies, foreign growth companies and emerging market securities. U.S. emerging growth companies are often identified as companies that are major enterprises whose rates of earnings growth are expected to accelerate because of special factors such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment. MFS generally seeks to purchase foreign growth securities of companies with relatively large capitalizations relative to the market in which they are traded. Emerging market countries include any country determined to have an emerging market economy, taking into account a number of factors, including whether the country has a low-to-middle-income economy according to the International Bank of Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets.

A company's principal activities are determined to be located in a particular country if the company (a) is organized under the laws of, and maintains a principal office in a country, (b) has its principal securities trading market in a country, (c) derives 50% of its total revenues from goods sold or services performed in the country, or (d) has 50% or more of its assets in the country.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis performed by MFS through the Portfolio's manager and the large group of equity research analysts (such as an analysis of earnings, cash flows, competitive position and management's abilities.)

                       ING MFS RESEARCH EQUITY PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Portfolio invests primarily in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The Portfolio focuses on companies that MFS believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flows, dominant or growing market share and superior management. The Portfolio may invest in companies of any size. The Portfolio's investments may include securities traded on securities exchanges or in the over the counter markets.

A committee of investment research analysts selects portfolio securities for the Portfolio. This committee includes investment analysts employed not only by MFS, but also by MFS investment advisory affiliates. The committee allocates the Portfolio's assets among various industries. Individual analysts then select what they view as the securities best suited to achieve the Portfolio's investment objective within their assigned industry responsibility.

The Portfolio may invest in foreign equity securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

                       ING OPCAP BALANCED VALUE PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. While the Portfolio does not limit its investments to issuers in a particular capitalization range, OpCap currently focuses on securities of mid-size and larger established companies.

In selecting securities for the Portfolio, OpCap uses a "value" approach to investing. OpCap searches primarily for securities of established companies believed to be undervalued in the marketplace, in relation to factors such as a company's assets, earnings, growth potential and cash flows. This process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases. Currently, the selection process for equity securities includes the following techniques:

o A "bottom up" analytical approach using fundamental research to focus on particular issuers before considering industry trends, by evaluating each issuer's characteristics, financial results and management.
o A search for securities of established companies believed to be undervalued and having a high return on capital, strong management committed to shareholder value, and positive cash flows.
o Ongoing monitoring of issuers for fundamental changes in the company that might alter OpCap's initial expectations about the security and might result in a decision to sell the security.

The Portfolio also may invest in corporate bond obligations, as well as government obligations and mortgage-related securities. Debt securities are selected primarily for their income possibilities and their relative emphasis in the Portfolio may be greater when the stock market is volatile. The Portfolio has no limit on the range of maturities of the debt securities it can buy. The debt securities that the Portfolio buys may be rated by nationally-recognized rating organizations or they may be unrated securities assigned a rating by OpCap. In addition, the Portfolio's investments in debt securities can be above or below investment grade in quality. A listing of the ratings definitions of the principal rating organizations is found in the Appendix to the Statement of Additional Information (referred to as the SAI).

                        ING PIMCO TOTAL RETURN PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. The Portfolio seeks maximum total return. The total return sought consists of both income earned on the Portfolio's investments and capital appreciation, if any, arising from increases in the market value of the Portfolio's holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.

In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and used other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

                ING SALOMON BROTHERS AGGRESSIVE GROWTH PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Portfolio invests in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of emerging growth companies. Emerging growth companies are either companies that SaBAM believes are early in their life cycle and have the potential to become major enterprises or are major enterprises whose rates of earnings growth and/or cash flow SaBAM believes will accelerate. The Portfolio's investments may include securities listed on a securities exchange or traded in the over the counter markets.

SaBAM selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio's manager and SaBAM's large group of equity research analysts.

                ING SALOMON BROTHERS FUNDAMENTAL VALUE PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. The Portfolio invests primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible in common stocks, of companies SaBAM believes are undervalued in the marketplace. While SaBAM selects investments primarily for their capital appreciation potential, consideration may also be given to a company's dividend record and the potential for an improved dividend return. The Portfolio generally invests in securities of large, well-known companies, but may also invest a significant portion of its assets in securities of small to medium-sized companies when SaBAM believes smaller companies offer more attractive value opportunities. The Portfolio may invest in non-dividend paying common stocks.

The Portfolio may invest in investment grade fixed-income securities and may invest up to 20% of its net assets in non-convertible debt securities rated below investment grade or, if unrated, are of equivalent quality as determined by SaBAM. The Portfolio may invest without limit in convertible debt securities. The Portfolio emphasizes those convertible debt securities that offer the appreciation potential of common stocks. The Portfolio may also invest up to 20% of its assets in securities of foreign issuers. Additionally, the Portfolio may invest up to 10% of its assets in bank loans, including participation and assignments.

SaBAM employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, SaBAM uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, SaBAM looks for a positive catalyst in the company's near term outlook which SaBAM believes will accelerate earnings or improve the value of the company's assets. SaBAM also emphasizes companies in those sectors of the economy, which it believes are undervalued relative to other sectors.

When evaluating an individual stock, SaBAM looks for:

o Low market valuations measured by SaBAM's valuation models.
o Positive changes in earnings prospects because of factors such as:

     New, improved or unique products and services
     New or rapidly expanding markets for the company's products
     New management
     Changes in the economic, financial regulatory or political environment particularly affecting the company
     Effective research, product development and marketing
     A business strategy not yet recognized by the marketplace.

                 ING SALOMON BROTHERS INVESTORS VALUE PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Portfolio invests primarily in common stocks of established U.S. companies. The Portfolio may also invest in other equity securities. To a lesser degree, the Portfolio invests in income producing securities such as debt securities. The Portfolio may also invest up to 20% of its assets in securities of foreign issuers.

SaBAM emphasizes individual security selection while diversifying the Portfolio's investments across industries, which may help to reduce risk. SaBAM focuses on established large capitalization companies (over $5 billion in market capitalization), seeking to identify those companies with solid growth potential at reasonable values. SaBAM employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.

In selecting individual companies for investment, the manager looks for:

o Long-term history of performance.
o Competitive market position.
o Competitive products and services.
o Strong cash flow.
o High return on equity.
o Strong financial condition.
o Experienced and effective management.

The Portfolio may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps. The Portfolio does not use derivatives as a primary investment technique and generally limit their use to hedging against the economic impact of adverse changes in the market value of their portfolio securities due to changes in stock market prices, currency exchange rates or interest rates. However, the Portfolio also may use derivatives for any of the following purposes:

o As a substitute for buying or selling securities
o To enhance the Portfolio's return. This use may be considered speculative.

                   ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment strategy, the Portfolio invests primarily in the common stocks of a diversified group of growth companies. T. Rowe normally (but not always) seeks to invest in companies that have the ability to pay increasing dividends through strong cash flows. T. Rowe generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

The Portfolio may also purchase foreign stocks, hybrid instruments, futures, and options, in keeping with its objectives. The Portfolio may have exposure to foreign currencies through its investment in foreign securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date. Portfolio investments in foreign securities are limited to 30% of total assets.

The Portfolio may sell securities for a variety of reasons such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

                  ING UBS TACTICAL ASSET ALLOCATION PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. The Portfolio allocates its assets between a stock portion that is designed to track the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) and a fixed income portion that consists of either U.S. Treasury notes with a remaining maturity of approximately five years or U.S. Treasury bills with remaining maturities of approximately 30 days.

UBS Global AM reallocates the Portfolio's assets in accordance with the recommendations of its own Tactical Allocation Model on the first business day of each month. The Tactical Allocation Model attempts to track the performance of the S&P 500 Index in periods of strong market performance. The Model attempts to take a more defensive posture by reallocating assets to bonds or cash when the Model signals a potential bear market, prolonged downturn in stock prices or significant loss in value. The Model can recommend stock allocations of 100%, 75%, 50%, 25% or 0%.

If the Tactical Allocation Model recommends a stock allocation of less than 100%, the Model also recommends a fixed income allocation for the remainder of the Portfolio's assets. The Model uses a bond risk premium determination to decide whether to recommend five-year U.S. Treasury notes or 30-day U.S. Treasury bills.

The Portfolio may (but is not required to) use options and futures and other derivatives to adjust its exposure to different asset classes or to maintain exposure to stocks or bonds while maintaining a cash balance for fund management purposes. UBS Global AM also may use these instruments to reduce the risk of adverse price movements while investing in cash received when investors buy fund shares, to facilitate trading and to reduce transaction costs.

                       ING VAN KAMPEN COMSTOCK PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. In selecting securities for investment, the Portfolio focuses primarily on the security's potential for capital growth and income. Van Kampen emphasizes a value style of investing seeking well-established, undervalued companies. Van Kampen generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change. The Portfolio's style presents a risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. The Portfolio may invest in issuers of small-, medium- or large-sized companies. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent Van Kampen invests in small- and medium-sized companies, the Portfolio may be subject to greater risk that that assumed through investment in securities of larger companies.

The Portfolio may dispose of a security whenever Van Kampen believes factors indicate it is desirable to do so. Such factors include a change in economic or market factors in general or with respect to a particular industry, a change in the market trend or other factors affecting an individual security, a change in the relative market performance or appreciation possibilities offered by an individual security and other circumstances bearing on the desirability of a given instrument.

                          MANAGEMENT OF THE PORTFOLIOS

INVESTMENT ADVISER. ING Life Insurance and Annuity Company (the Adviser) serves as the investment adviser for each of the Portfolios. The Adviser is a Connecticut insurance corporation with its principal offices at 151 Farmington Avenue, Hartford, Connecticut 06156, and is registered with the Securities and Exchange Commission (SEC) as an investment adviser. As of December 31, 2002, the Adviser managed over $2 billion in registered investment company assets. ING Life Insurance and Annuity Company is an indirect, wholly-owned subsidiary of ING Groep N.V., a global financial institution active in the fields of insurance, banking and asset management.

The Adviser, subject to the supervision of the Board of Directors of the Fund (the Directors, each a Director), acts as a "manager-of-managers" for the Fund, and oversees the Fund's day-to-day operations and manages the investments of each Portfolio. The Adviser generally delegates to sub-advisers the responsibility for day-to-day management of the investments of each Portfolio, subject to the Adviser's oversight, as is the case for each sub-adviser herein. The Adviser also recommends the appointment of additional or replacement Sub-Advisers to the Fund's Directors. The Fund and the Adviser have received exemptive relief from the SEC that permits the Adviser and the Fund to add or terminate Sub-Advisers without shareholder approval. For the fiscal year ended December 31, 2002, the Adviser received advisory fees, as a percentage of the average net assets of each Portfolio, from the following Portfolios:

PORTFOLIO                               FEE (AS A % OF AVERAGE DAILY NET ASSETS)

ING Alger Aggressive Growth                             0.85%
ING Alger Growth                                        0.80%
ING American Century  Small Cap Value                   1.00%
ING Baron Small Cap Growth                              0.85%
ING DSI Enhanced Index                                  0.60%
ING Goldman Sachs(R) Capital Growth                     0.85%
ING JPMorgan International                              0.80%
ING JPMorgan Mid Cap Value                              0.75%
ING MFS Capital Opportunities                           0.65%
ING MFS Global Growth                                   0.60%
ING MFS Research Equity                                 0.70%
ING OpCap Balanced Value                                0.80%
ING PIMCO Total Return                                  0.50%
ING Salomon Brothers Aggressive Growth                  0.69%
ING Salomon Brothers Fundamental Value                  0.90%
ING Salomon Brothers Investors Value                    0.80%
ING T. Rowe Price Growth Equity                         0.60%
ING UBS Tactical Asset Allocation                       0.90%
ING Van Kampen Comstock                                 0.60%

Each of the following Portfolios will pay the Adviser an annual advisory fee as a percentage of the average net assets of each Portfolio as set forth below:

PORTFOLIO                               FEE (AS A % OF AVERAGE DAILY NET ASSETS)

ING Alger Capital Appreciation                          0.70%
ING Goldman Sachs(R) Core Equity                        0.70%

The Adviser is responsible for all of its own costs, including costs of the Adviser's personnel required to carry out its investment advisory duties.

SUB-ADVISERS. ING Alger Aggressive Growth Portfolio, ING Alger Capital Appreciation Portfolio and ING Alger Growth Portfolio. The Adviser has engaged Fred Alger Management, Inc. (Alger), 111 Fifth Avenue, New York, New York 10003, as Sub-Adviser to ING Alger Aggressive Growth, ING Alger Capital Appreciation and ING Alger Growth Portfolios. Alger has been an investment adviser since 1964 and manages investments totaling $5 billion in mutual fund assets as well as $3.4 billion in other assets as of December 31, 2002.

Dan Chung and Dave Hyun are the individuals responsible for the day-to-day management of portfolio investments. Mr. Chung is Chief Investment Officer and Director of Research and has been employed by Alger since 1994. Mr. Hyun is Executive Vice President and Portfolio Manager and has been employed by Alger between January 1991 and June 2000, and rejoined the firm in September 2001. Mr. Hyun was a Portfolio Manager at Oppenheimer Funds between June 2000 and September 2001.

ING American Century Small Cap Value Portfolio. The Adviser has engaged American Century Investment Management, Inc., 4500 Main Street, Kansas City, Missouri, 64111, as Sub-Adviser to ING American Century Small Cap Value Portfolio. American Century has been an investment adviser since 1958 and as of December 31, 2002, American Century had over $72 billion in assets under management.

The Portfolio is co-managed by Benjamin Z. Giele and Kevin Laub. Mr. Giele, Vice President and Portfolio Manager, joined American Century as an Investment Analyst in 1998. Before joining American Century, he was an Investment Analyst at USAA Investment Management Company from June 1995 to May 1998. Mr. Laub, Portfolio Manager, joined American Century as an Investment Analyst in 1998. Before joining American Century, he was a senior auditor at Deloittee & Touche LLP, where he spent three years planning and supervising audits.

ING Baron Small Cap Growth Portfolio. The Adviser has engaged BAMCO, Inc. (BAMCO), 767 Fifth Avenue, New York, New York, 10153, a subsidiary of Baron Capital Group Inc., as Sub-Adviser to ING Baron Small Cap Growth Portfolio. BAMCO has been an investment adviser since March 6, 1987, and as of December 31, 2002, BAMCO had over $4.2 billion in assets under management.

Ronald Baron, founder, chief executive officer, chief investment officer and chairman of BAMCO is the Portfolio Manager of the Portfolio. Mr. Baron has been a portfolio manager since 1987 and has managed money for others since 1975.

ING DSI Enhanced Index Portfolio. The Adviser has engaged DSI International Management, Inc. (DSI), 301 Merritt 7, Norwalk, Connecticut 06851, as Sub-Adviser to ING DSI Enhanced Index Portfolio. DSI is an indirect, wholly-owned asset management subsidiary of UBS AG. DSI has been an investment adviser since 1970, and as of December 31, 2002, DSI had over $4 billion in assets under management.

DSI uses a team approach in its quantitative management of the Portfolio.

ING Goldman Sachs(R) Capital Growth Portfolio and ING Goldman Sachs(R) Core Equity Portfolio. The Adviser has engaged Goldman Sachs Asset Management, L.P.
(GSAM), a wholly-owned subsidiary of The Goldman Sachs Group, Inc., 32 Old Slip, New York, New York 10005, as Sub-Adviser to ING Goldman Sachs(R) Capital Growth Portfolio and ING Goldman Sachs(R) Core Equity Portfolio. GSAM is a part of the Investment Management Division (IMD) and an affiliate of Goldman, Sachs & Co. (Goldman Sachs). Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of Goldman Sachs, served as the Sub-Adviser. On or about April 26, 2003, GSAM assumed Goldman Sachs' sub-advisory responsibilities. As of December 31, 2002, GSAM, along with other units of IMD, had assets under management of $329.6 billion.

GSAM uses a team approach in its management of the ING Goldman Sachs(R) Capital Growth Portfolio, led by Herbert E. Ehlers. Mr. Ehlers, Managing Director, joined GSAM as a senior portfolio manager and Chief Investment Officer of the Growth Equity team in 1997. In addition, Steven M. Barry, Managing Director and Co-Chief Investment Officer, Gregory H. Ekizian, Managing Director and Co-Chief Investment Officer and David G. Shell, Managing Director and Co-Chief Investment Officer, also serve as portfolio managers for the ING Goldman Sachs(R) Capital Growth Portfolio. Mr. Barry joined GSAM as a portfolio manager in 1999. From 1988 to 1999, he was a portfolio manager at Alliance Capital Management. Mr. Ekizian joined GSAM as portfolio manager and Co-Chair of the Growth Investment Committee in 1997. Mr. Shell joined GSAM as a portfolio manager in 1997.

GSAM uses a team approach in its management of the ING Goldman Sachs(R) Core Equity Portfolio, led by Robert C. Jones. Mr. Jones, Managing Director, joined GSAM as a portfolio manager in 1989.

ING JPMorgan Fleming International Portfolio (formerly ING Scudder International Portfolio). The Adviser has engaged J.P. Morgan Fleming Asset Management (London) Ltd., (JPMorgan Fleming) as Sub-Adviser for the Portfolio. The principal business address of JP Morgan is 20 Finsbury Street, London, EC2Y 9AQ, United Kingdom. JPMorgan Fleming is a wholly owned subsidiary of J.P. Morgan Chase & Co., a bank holding company. As of December 31, 2002, JPMorgan Fleming and its affiliates had approximately $515 billion in assets under management.

Peter Harrison, James Fisher and Tim Leask are the individuals primarily responsible for the day-to-day management of the Portfolio's investments. Mr. Harrison is a managing director and head of JPMorgan Fleming's London-based Global Portfolios Group. An employee of JPMorgan Fleming since 1996, Mr. Harrison was previously head of UK specialist funds and in January 1998 became head of the Global Portfolios Group. James Fisher is a Managing Director and senior portfolio manager in the Global Portfolios Group. Mr. Fisher has worked at JPMorgan Fleming and its predecessor companies since 1985 in numerous investment roles. Tim Leask is a vice president and a client portfolio manager in the Global Portfolios Group. An employee of JPMorgan Fleming and its predecessor companies since January 1997, Mr. Leask was a client portfolio manager in the Global Emerging Markets Portfolio Group and a Managing Director of Fleming Ansa Merchant Bank, the Fleming Group's joint venture in Trinidad prior to his present position.

ING JPMorgan Mid Cap Value Portfolio. The Adviser has engaged Robert Fleming, Inc. (Fleming), 522 Fifth Avenue, New York, New York 10036, as Sub-Adviser to ING JPMorgan Mid Cap Value Portfolio. Fleming is a wholly owned subsidiary of J.P. Morgan Chase & Co., a bank holding company. Fleming has been an investment adviser since 1986, and as of December 31, 2002, Fleming, and its affiliates had approximately $515 billion in assets under management. Jonathan K. L. Simon and Larry Playford serve as Portfolio Managers of the Portfolio. Mr. Simon has worked as a portfolio manager with various affiliates of Fleming since 1980 and is currently Chief Investment Officer and a Director of Fleming. Larry Playford, Vice President is a client portfolio manager in Fleming's U.S. Equity group. An employee since 1993, Mr. Playford was previously a client advisor at JPMorgan Private Bank, providing investment and financial planning advice to high net worth clients. Prior to this, he was a financial analyst, performing strategic planning and analysis for the firm's finance department.

ING MFS Capital Opportunities Portfolio, ING MFS Global Growth Portfolio and ING MFS Research Equity Portfolio. The Adviser has engaged Massachusetts Financial Services Company (MFS), 500 Boylston Street, Boston, Massachusetts 02116, as Sub-adviser to the above mentioned Portfolios. MFS has been engaged in the investment management business since 1924 and is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect, wholly-owned subsidiary of Sun Life Financial Services of Canada, Inc. (a diversified financial services organization). Net assets under management of MFS were approximately $112.5 billion as of December 31, 2002.

S. Irfan Ali and Kenneth J. Enright serve as the management team for ING MFS Capital Opportunities Portfolio. S. Irfan Ali is a Senior Vice President and portfolio manager at MFS. Mr. Ali joined MFS as a research analyst in 1993 and earned his MBA from the Harvard Business School. Mr. Enright, a Senior Vice President of MFS, has been employed in the investment management area of MFS since 1986, since 1993 as a portfolio manager. Mr. Enright received his MBA from Babson College. He is a member of The Boston Security Analysts Society, Inc., and holds the Chartered Financial Analyst (CFA) designation.

ING MFS Global Growth Portfolio's assets are allocated by MFS among three market sectors: domestic (i.e. U.S.) growth companies; foreign developed markets (e.g. Western European countries) growth companies; and foreign emerging markets (e.g. South American and Central Pacific Rim countries) growth companies. David Antonelli, Senior Vice President and Director of the MFS International Equity Research Department makes the asset allocation decisions. Mr. Antonelli has been employed in the investment management area of MFS since 1991. Mr. Lathrop is the portfolio manager of the domestic growth companies portion of the Portfolio. Assets allocated to foreign emerging markets growth companies are managed by Nicholas Smithie. Mr. Smithie, a Vice President of MFS, has been employed in the investment management area of MFS since 1998 and became a portfolio manager of the foreign emerging markets portion of the portfolio in August 2002.

A team of investment research analysts selects the securities for the ING MFS Research Equity Portfolio. This team includes investment analysts employed not only by MFS but also by MFS' foreign investment advisory affiliates. The analysts acting together as a group allocate ING MFS Research Equity Portfolio's assets among industries. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the Portfolio's investment objective within their assigned industry responsibility.

ING OpCap Balanced Value Portfolio. The Adviser has engaged OpCap Advisors LLC (OpCap), 1345 Avenue of the Americas, New York, New York 10105-4800, as Sub-Adviser to ING OpCap Balanced Value Portfolio. OpCap is a wholly-owned subsidiary of Oppenheimer Capital. Oppenheimer Capital is a wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. OpCap has operated as an investment adviser to investment companies, institutions, and other investors since its organization in 1980, and as of December 31, 2002, OpCap or its parent, Oppenheimer Capital, advised accounts having assets in excess of $22 billion.

Colin Glinsman is the person primarily responsible for the day-to-day management of the Portfolio. Mr. Glinsman is Chief Executive Officer and Chief Investment Officer of Oppenheimer Capital, the immediate parent of OpCap. He has been a portfolio manager since December 1992 and prior to that he was a securities analyst for Oppenheimer Capital.

ING PIMCO Total Return Portfolio. The Adviser has engaged Pacific Investment Management LLC (PIMCO), 840 Newport Center Drive, Newport Beach, California 92660, as Sub-Adviser to ING PIMCO Total Return Portfolio. PIMCO has been an investment adviser since 1971, and as of December 31, 2002, PIMCO had approximately $304.6 billion in assets under management. William H. Gross, Chief Investment Officer of PIMCO, is head of the investment team which manages the Portfolio.

ING Salomon Brothers Aggressive Growth Portfolio (formerly ING MFS Emerging Equities Portfolio), ING Salomon Brothers Fundamental Value Portfolio (formerly ING Salomon Brothers Capital Portfolio) and ING Salomon Brothers Investors Value Portfolio. The Adviser has engaged Salomon Brothers Asset Management Inc (SaBAM), 399 Park Avenue, New York, NY 10022, as Sub-Adviser to ING Salomon Brothers Aggressive Growth Portfolio, ING Salomon Brothers Fundamental Value Portfolio and ING Salomon Brothers Investors Value Portfolio. SaBAM is a wholly-owned subsidiary of Citigroup, Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world. SaBAM has been an investment adviser since 1987, and as of December 31, 2002, SaBAM managed $34.2 billion in assets.

ING Salomon Brothers Aggressive Growth Portfolio is managed by a team of individuals employed by SaBAM.

John G. Goode and Peter J. Hable are primarily responsible for the day-to-day operation of the ING Salomon Brothers Fundamental Value Portfolio. Mr. Goode has been employed by Citigroup Inc. or its predecessor firms since 1969. With 33 years of business experience, he is a managing director of SaBAM. Mr. Hable, who has been employed by Citigroup Inc. or its predecessor firms since 1983, is a managing director of SaBAM.

John B. Cunningham and Mark McAllister are primarily responsible for the day-to-day operation of the ING Salomon Brothers Investors Value Portfolio. Mr. Cunningham joined SaBAM in 1995 and was appointed managing director in 2001. Mr. McAllister joined SaBAM in June 1999. Mr. McAllister was employed as an executive vice president and portfolio manager with JLW Capital Management, Inc. from March 1998 to May 1999 and as a vice president and equity analyst at Cohen & Steers Capital Management prior to 1998.

ING T. Rowe Price Growth Equity Portfolio. The Adviser has engaged T. Rowe Price Associates, Inc. (T. Rowe), 100 East Pratt Street, Baltimore, Maryland 21202 as Sub-Adviser to ING T. Rowe Price Growth Equity Portfolio. T. Rowe has been engaged in the investment management business since 1937. T. Rowe is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company. T. Rowe and its affiliates managed over $140.6 billion as of December 31, 2002, for over 8 million individual and institutional accounts. ING T. Rowe Price Growth Equity Portfolio is managed by a committee. The committee chairman, Robert W. Smith, has day-to-day responsibility for managing the ING T. Rowe Price Growth Equity Portfolio and works with the committee in developing and executing its investment program. Mr. Smith is a Vice President of T. Rowe and joined the firm in 1992 as an equity analyst. He has managed the T. Rowe Price Growth Stock Fund since 1997, as well as the U.S. stock portion of the T. Rowe Price Global Stock Fund since 1996.

ING UBS Tactical Asset Allocation Portfolio. The Adviser has engaged UBS Global Asset Management (US) Inc. (UBS Global AM), 51 West 52nd Street, New York, New York 10019-6114, as Sub-Adviser to ING UBS Tactical Asset Allocation Portfolio. UBS Global AM is an indirect, wholly-owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Global AM has been an investment adviser since 1945, and as of December 31, 2002, UBS Global AM had over $72 billion in assets under management.

T. Kirkham Barneby is responsible for the asset allocation decisions for the Portfolio. Mr. Barneby is a managing director of quantitative investments of UBS Global AM and has been with the firm since 1994.

ING Van Kampen Comstock Portfolio. The Adviser has engaged Morgan Stanley Investment Management Inc. ("MSIM Inc."), 1221 Avenue of the Americas, New York, New York 10020, as Sub-Adviser to ING Van Kampen Comstock Portfolio. MSIM Inc. is a wholly-owned subsidiary of Morgan Stanley. MSIM Inc., together with its affiliated asset management companies, had approximately $376.2 billion in assets under management as of December 31, 2002. MSIM Inc. does business in certain instances (including in its role as sub-adviser to this Portfolio) under the name "Van Kampen."

ING Van Kampen Comstock Portfolio is managed by a team of portfolio managers. Current members of the team include B. Robert Baker, Jr., Managing Director, Jason S. Leder, Executive Director, and Kevin C. Holt, Executive Director.

Each Sub-Adviser, subject to the supervision of the Adviser and the Directors, is responsible for managing the assets of its respective Portfolio(s) in accordance with the Portfolio's investment objective and policies. Each Sub-Adviser pays the salaries and other related costs of personnel engaged in providing investment advice, including office space, facilities and equipment.

The Adviser has overall responsibility for monitoring the investment program maintained by each Sub-Adviser for compliance with applicable laws and regulations and the respective Portfolio's investment objective.

The Adviser pays each Sub-Adviser a fee at an annual rate based on the average daily net asset value of each Portfolio. The Adviser pays the sub-advisory fee out of its advisory fee.

                             PORTFOLIO DISTRIBUTION

Each Portfolio is distributed by ING Financial Advisers, LLC a member of the National Association of Securities Dealers, Inc. (NASD). To obtain information about NASD member firms and their associated person, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investment brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                             SHAREHOLDER INFORMATION

CLASSES OF SHARES

The Fund offers three classes of shares of each Portfolio, which are identical except for different expense variables, certain related rights and certain shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Only the Initial Class (I Class) is offered pursuant to this Prospectus.

NET ASSET VALUE

The net asset value per share (NAV) of each Portfolio is determined as of the later of 15 minutes following the close of the New York Stock Exchange or 4:15 p.m. Eastern time on each day that the New York Stock Exchange is open for trading. The New York Stock Exchange is generally open for trading every Monday through Friday, except for national holidays. Each Portfolio's NAV is computed by taking the total value of a Portfolio's securities, plus any cash or other assets (including dividends and interest accrued but not collected) and subtracting all liabilities (including accrued expenses), and dividing the total by the number of shares outstanding. Portfolio securities are valued primarily by independent pricing services, based on market quotations. Short-term debt instruments maturing in 60 days or less are valued at amortized cost which when combined with accrued interest approximates market value. Securities for which market quotations are not readily available are valued at their fair value in such manner as may be determined, from time to time, in good faith, by or under the authority of the Directors.

Sometimes, the price of a security trading on a foreign stock exchange may be affected by events that happen after that exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. Among other elements of analysis, the Board of Directors may authorize the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Pursuant to procedures adopted by the Board of Directors, the Portfolios are not obligated to use the fair valuations suggested by any research service, and valuations provided by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate. In addition, foreign securities may trade on days when shares of the Portfolios are not priced. As a result, the NAV of a Portfolio holding these securities may change on days when you would not be able to buy or sell Portfolio shares.

PRICING OF PORTFOLIO SHARES

Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive a day's price, your order must be received by the earlier of 4:00 p.m. Eastern time or the close of regular trading on the New York Stock Exchange. The Portfolios reserve the right to suspend the offering of shares, or to reject any specific purchase order. The Portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions of shares may be made only by separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans. Certain Portfolios may not be available as investment options in your variable annuity or life insurance contract or through your plan. Please refer to the prospectus for the appropriate insurance company separate account or your plan documents for information on how to direct investments in, or redemptions from an investment option corresponding to one of the Portfolios and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Fund's behalf.

It is possible that certain conflicts of interest may arise when shares of a Portfolio are purchased to fund both variable annuity and variable life insurance contracts (mixed funding). Conflicts also may arise if more than one insurance company purchases shares of a Portfolio (shared funding). The Adviser currently does not foresee any disadvantage to owners of variable annuity or variable life insurance contracts because of mixed or shared funding. The Directors, however, will monitor the Fund and the Portfolios in order to identify any material, irreconcilable conflicts of interest that may possibly arise, and to determine what action, if any, should be taken in response to any such conflicts. If such a conflict occurred, an insurance company participating in the Fund might be required to redeem the investment of one of more of its separate accounts from the Fund, which might force the Fund to sell securities at disadvantageous prices.

The Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolios to redeem those investments if the plan loses (or in the opinion of the Adviser, is at risk of losing) its qualified plan status.

DIVIDENDS

Dividends from net investment income are declared and paid by each Portfolio at least annually. Over the course of the year, accrued and paid dividends will equal all or substantially all of each Portfolio's net investment income. Each Portfolio will also pay dividends from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of a Portfolio at the NAV of such shares on the payment date, unless a participating insurance company's separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio's dividends may constitute a return of capital.

TAX MATTERS

Each Portfolio intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code), including requirements with respect to diversification of assets, distribution of income and sources of income. As a regulated investment company, a Portfolio generally will not be subject to tax on its ordinary income and net realized capital gains. Each Portfolio also intends to comply with the diversification requirements of
Section 817(h) of the Code for variable annuity and variable life insurance contracts so that the owners of these contracts should not be subject to federal tax on distributions of dividends and income from a Portfolio to the insurance company's separate accounts. Contract owners should review the prospectus for their variable annuity or variable life insurance contract for information regarding the tax consequences of purchasing a contract.

                                   PERFORMANCE

PERFORMANCE OF SIMILARLY MANAGED MUTUAL FUNDS. The ING Alger Aggressive Growth Portfolio, ING Alger Capital Appreciation Portfolio, ING Alger Growth Portfolio, ING American Century Small Cap Value Portfolio, ING Baron Small Cap Growth Portfolio, ING DSI Enhanced Index Portfolio, ING Goldman(R) Sachs Capital Growth Portfolio, ING Goldman(R) Sachs Core Equity Portfolio, ING JPMorgan Mid Cap Value Portfolio, ING MFS Global Growth Portfolio, ING OpCap Balanced Value Portfolio, ING PIMCO Total Return Portfolio, ING Salomon Brothers Aggressive Growth Portfolio, ING Salomon Brothers Fundamental Value Portfolio, ING Salomon Brothers Investors Value Portfolio, ING UBS Tactical Asset Allocation Portfolio and the ING Van Kampen Comstock Portfolio have substantially the same investment objective, policies and strategies as one or more existing mutual funds (Comparable Funds) that are either sold directly to the public on a retail basis or through variable products and that are advised by Alger, American Century, BAMCO, DSI, Fleming, Goldman, OpCap, PIMCO, SaBAM, UBS Global AM or Van Kampen, as the case may be. In the case of Van Kampen, the portfolio management team that manages the ING Van Kampen Comstock Portfolio also manages two Comparable Funds - Van Kampen Comstock Fund and Van Kampen Life Investment Trust Comstock Portfolio - in its capacity as portfolio managers of Van Kampen Asset Management, Inc., an affiliate of the Sub-Adviser. The portfolio managers of the ING Salomon Brothers Fundamental Value Portfolio also manage the Smith Barney Fundamental Value Fund, Inc. in their capacity as portfolio managers of Smith Barney Fund Management LLC, an affiliate of the Sub-Adviser.

While the above mentioned Portfolios are managed in a manner similar to that of the Comparable Funds presented, investors should be aware that the Portfolios are not the same funds and will not have the same performance. Investments made by the Portfolios at any given time may not be the same as those made by the Comparable Funds. Different performance will result due to factors such as differences in the cash flows into and out of the Portfolios, different fees and expenses, and differences in portfolio size and positions. In addition, you should note that the total operating expenses of the Comparable Funds are lower than the total operating expenses of each of the Portfolios. Therefore, the performance of the Comparable Funds would be negatively impacted if the total operating expenses of the Portfolios had been used to compute the Comparable Funds' performance.

The historical performance of the Comparable Funds is presented below. You should not consider the performance of the Comparable Funds as an indication of the future performance of a Portfolio. The performance figures shown below reflect the deduction of the historical fees and expenses paid by each Comparable Fund and not those to be paid by the Portfolio. THE FIGURES DO NOT REFLECT THE DEDUCTION OF ANY INSURANCE FEES OR CHARGES THAT ARE IMPOSED BY THE INSURANCE COMPANY IN CONNECTION WITH ITS SALE OF VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACTS. YOU SHOULD REFER TO THE SEPARATE ACCOUNT PROSPECTUSES, PROSPECTUS SUMMARY OR DISCLOSURE STATEMENT DESCRIBING THE VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACTS FOR INFORMATION PERTAINING TO THESE INSURANCE FEES AND CHARGES. THE INSURANCE SEPARATE ACCOUNT FEES WILL HAVE A DETRIMENTAL EFFECT ON THE PERFORMANCE OF THE PORTFOLIOS. The results shown below reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by each Portfolio to calculate its own performance. Performance is net of all other fees including sales load. Please be advised that although only one Comparable Fund may be shown for an ING portfolio, the sub-advisers of certain ING portfolios may manage substantially similar mutual funds, the performance of which is not shown.

The following table shows the average annual total return of the Comparable Funds for the stated periods ended March 31, 2003, as well as a comparison with the performance of the applicable benchmark.(1)

                                                                                                             10 YEARS
                                                                                                             (OR SINCE
                                                                           1 YEAR     3 YEARS     5 YEARS    INCEPTION)
Alger MidCap Growth Portfolio - Class B .................................  -30.41%     -16.71%       1.65%      12.21%
(Comparable to ING Alger Aggressive Growth)
Russell MidCap Growth Index .............................................  -26.10      -24.98       -4.01        6.79
S&P Mid Cap 400 Index ...................................................  -23.45       -5.39        3.27       11.19

Alger Capital Appreciation Portfolio - Class B ..........................  -33.95      -30.83       -4.26       10.07
(Comparable to ING Alger Capital Appreciation)
Russell 3000 Growth Index ...............................................  -27.09      -25.54       -6.97        6.25
S&P 500 Index ...........................................................  -24.76      -16.09       -3.77        8.53

Alger LargeCap Growth Portfolio - Class B ...............................  -34.83      -24.59       -4.52        7.98
(Comparable to ING Alger Growth)
Russell 1000 Growth Index ...............................................  -26.77      -25.64       -6.71        6.68
S&P 500 Index ...........................................................  -24.76      -16.09       -3.77        8.53

American Century Small Cap Value Fund - INV Class .......................  -21.55       12.79         N/A       10.17
(Comparable to ING American Century Small Cap Value)
S&P BARRA 600 Value Index ...............................................  -28.59        1.52         N/A        6.25

Baron Capital Asset Fund - Class I ......................................  -21.52       -6.68         N/A       11.33
Baron Growth Fund .......................................................  -18.18       -3.20        3.97       15.99
(Comparable to ING Baron Small Cap Growth)
Russell 2000 Index ......................................................  -26.96      -11.00       -4.11        6.12

Goldman Sachs Capital Growth Fund - Class A .............................  -25.49      -17.66       -3.52        8.21
(Comparable to ING Goldman Sachs(R) Capital Growth)
S&P 500 Index ...........................................................  -24.76      -16.09       -3.77        8.53

Goldman Sachs CORESM U.S. Equity Fund - Class A .........................  -23.29      -15.84       -4.43        7.84
(Comparable to ING Goldman Sachs(R) Core Equity)
S&P 500 Index ...........................................................  -24.76      -16.09       -3.77        8.53

JPMorgan Mid Cap Value Fund .............................................   -4.84       12.76       12.70       15.50
JPMorgan Mid Cap Value Portfolio- Variable Insurance Fund ...............   -7.23         N/A         N/A        6.56
(Comparable to ING JPMorgan Mid Cap Value)
Russell Mid Cap Value Index .............................................  -19.66        1.53        0.18        9.71

MFS Global Growth Fund - Class A ........................................  -27.76      -22.82       -4.43        4.58
(Comparable to ING MFS Global Growth)
MSCI All Country World Free Index .......................................  -23.70      -18.03       -5.42        3.69

OpCap Advisors Mutual Fund Composite(2) .................................  -18.34       -4.05        3.18       10.73
(Comparable to ING OpCap Balanced Value)
60% S&P 500 Index/40% LB Intermediate Government/Corporate Bond Index ...   -9.53       -4.77        3.14        8.98

PIMCO Total Return Fund - Class A .......................................    6.24        8.35        6.77        7.03
(Comparable to ING PIMCO Total Return)
Lehman Brothers Aggregate Bond Index ....................................   11.69        9.81        7.51        7.23

Smith Barney Aggressive Growth Fund - Class A ...........................  -30.62      -14.88        7.01       14.12
Salomon Brothers Variable Emerging Growth Fund ..........................  -28.61      (12.97)      15.08       17.78
(Comparable to ING Salomon Brothers Aggressive Growth)
Russell 3000 Growth Index ...............................................  -27.09      -25.54       -6.97        6.25

Smith Barney Fundamental Value Fund - Class A ...........................  -33.84      -13.86        0.06        7.99
(Comparable to ING Salomon Brothers Fundamental Value)
Russell 3000 Index ......................................................  -24.66      -15.84       -3.72        8.16

Salomon Brothers Investors Value Fund - Class A .........................  -30.12       -9.62       -2.35       10.10
Salomon Brothers Investors Value Fund - Class O .........................  -25.65       -7.55        0.94        9.96
(Comparable to ING Salomon Brothers Investors Value)
S&P BARRA 500 Value Index ...............................................  -26.19      -11.26       -4.09        7.81

UBS Enhanced S&P 500 - Class A(3) .......................................  -25.41         N/A         N/A      -16.83
(Comparable to ING DSI Enhanced Index)
S&P 500 Index ...........................................................  -24.76      -16.09       -3.77        8.53

UBS Tactical Allocation Fund - Class A ..................................  -25.50      -14.33       -3.23        8.37
(Comparable to ING UBS Tactical Asset Allocation)
S&P 500 Index ...........................................................  -24.76      -16.09       -3.77        8.53

Van Kampen Comstock Fund - (Class A) ....................................  -30.09       -2.29        0.44       11.28
(Comparable to ING Van Kampen Comstock)
S&P 500 Index ...........................................................  -24.76      -16.09       -3.77        8.53
S&P BARRA 500 Value Index ...............................................  -26.19      -11.26       -4.09        7.81

(1) The Standard & Poor's 500 (S&P 500) Index is a value-weighted, unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The S&P Mid Cap 400 Index is a broad-based unmanaged capitalization weighted index of mid-capitalization companies. The S&P BARRA 600 Value Index consists of S&P 600 stocks chosen that have lower price/book ratios. The Russell MidCap Growth Index measures the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is a broad-based unmanaged capitalization weighted index of small capitalization companies. The Russell 1000 Growth Index is an index of common stocks designed to track performance of large capitalization companies with greater than average growth orientation. The Russell MidCap Value Index is the subset of the Russell MidCap Index, representing approximately 71% of the total market capitalization of the Russell MidCap Index. The Morgan Stanley Capital International (MSCI) All Country World Free Index is a broad based unmanaged index of developed country and emerging market equities. The Lehman Brothers Government/Corporate Bond Index is made up of the Lehman Brothers Government and Corporate Bond indexes including U.S. government treasury and agency securities as well as corporate and yankee bonds. The Lehman Brother Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. The Russell 3000 Index is a broad-based unmanaged capitalization weighted index of large capitalization companies. The Russell 3000 Growth Index measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market. The S&P BARRA 500 Value Index is constructed by dividing the stocks in the S&P 500 Index according to a single attribute of price-to-book ratio. The index contains companies with lower price-to-book ratios, and is capitalization weighted so that each stock is weighted in the appropriate index in proportion to its market value.
(2) Performance is based on a composite of all similarly managed mutual fund accounts.
(3) Fund is sub-advised by DSI.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Portfolio's financial performance for the period of its operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information for the year ended December 31, 2002 has been derived from each Portfolio's Financial Statements that were audited by KPMG LLP, independent auditors, whose report, along with the Fund's financial statements, are included in the annual report. The annual report is available upon request without charge by calling 1-800-262-3862.

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:

                                                                                                       CLASS I
                                                                                        --------------------------------------
                                                                                                                PERIOD FROM
                                                                                                             DECEMBER 10, 2001
                                                                                                               (COMMENCEMENT
ING ALGER AGGRESSIVE                                                                       YEAR ENDED        OF OPERATIONS) TO
GROWTH PORTFOLIO                                                                        DECEMBER 31, 2002    DECEMBER 31, 2001
----------------                                                                        -----------------    -----------------
Net asset value, beginning of period ................................................        $  7.29               $ 7.23
                                                                                             -------               ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss ..............................................................          (0.01)               (0.00)*
   Net realized and change in unrealized gain (loss) on investments, foreign
      currency and forward foreign currency exchange contracts ......................          (2.17)                0.06
                                                                                             -------               ------
   Total income (loss) from investment operations ...................................          (2.18)                0.06
                                                                                             -------               ------
Net asset value, end of period ......................................................        $  5.11               $ 7.29
                                                                                             =======               ======
Total return ........................................................................         (29.90)%               0.83%(1)
Net assets, end of period (000's) ...................................................        $ 2,644               $   10
Ratio of total expenses to average net assets .......................................           1.05%                1.05%(2)
Ratio of net investment loss to average net assets ..................................          (0.68)%              (0.82)%(2)
Portfolio turnover rate .............................................................         327.74%               58.25%(1)

     (1) Not annualized
     (2) Annualized
      *  Rounds to less than $(0.01)

                                                                                                       CLASS I
                                                                                        --------------------------------------
                                                                                                                PERIOD FROM
                                                                                                             DECEMBER 10, 2001
                                                                                                               (COMMENCEMENT
ING ALGER                                                                                  YEAR ENDED        OF OPERATIONS) TO
GROWTH PORTFOLIO                                                                        DECEMBER 31, 2002    DECEMBER 31, 2001
----------------                                                                        -----------------    -----------------
Net asset value, beginning of period ................................................        $  9.85               $ 9.92
                                                                                             -------               ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ........................................................          (0.00)+               0.00*
   Net realized and change in unrealized loss on investments, foreign currency
      and forward foreign currency exchange contracts ...............................          (3.23)               (0.07)
                                                                                             -------               ------
   Total loss from investment operations ............................................          (3.23)               (0.07)
                                                                                             -------               ------
Net asset value, end of period ......................................................        $  6.62               $ 9.85
                                                                                             =======               ======
Total return ........................................................................         (32.79)%              (0.71)%(1)
Net assets, end of period (000's) ...................................................        $    82               $   10
Ratio of total expenses to average net assets .......................................           1.00%                1.00%(2)
Ratio of net investment income (loss) to average net assets .........................          (0.09)%               0.50%(2)
Portfolio turnover rate .............................................................         245.27%                6.09%(1)

     (1) Not annualized
     (2) Annualized
      *  Rounds to less than $0.01
      +  Rounds to less than $(0.01)

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:

                                                                                             CLASS I
                                                                                        -----------------
                                                                                           PERIOD FROM
                                                                                           MAY 1, 2002
                                                                                          (COMMENCEMENT
ING AMERICAN CENTURY                                                                    OF OPERATIONS) TO
SMALL CAP VALUE PORTFOLIO                                                               DECEMBER 31, 2002
-------------------------                                                               -----------------
Net asset value, beginning of period ................................................        $ 10.00
                                                                                             -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...............................................................           0.01
   Net realized and change in unrealized loss on investments, foreign currency
      and forward foreign currency exchange contracts ...............................          (1.84)
                                                                                             -------
   Total loss from investment operations ............................................          (1.83)
                                                                                             -------
LESS DISTRIBUTIONS:
Net investment income ...............................................................          (0.01)
                                                                                             -------
Total distributions .................................................................          (0.01)
                                                                                             -------
Net asset value, end of period ......................................................        $  8.16
                                                                                             =======
Total return(1) .....................................................................         (18.36)%
Net assets, end of period (000's) ...................................................        $   669
Ratio of total expenses to average net assets(2) ....................................           1.40%
Ratio of net investment income to average net assets(2) .............................           0.48%
Portfolio turnover rate(1) ..........................................................          70.04%

     (1) Not annualized
     (2) Annualized
      *  Rounds to less than $0.01
      +  Rounds to less than $(0.01)

                                                                                             CLASS I
                                                                                        -----------------
                                                                                           PERIOD FROM
                                                                                           MAY 1, 2002
                                                                                          (COMMENCEMENT
ING BARON SMALL                                                                         OF OPERATIONS) TO
CAP GROWTH PORTFOLIO                                                                    DECEMBER 31, 2002
--------------------                                                                    -----------------
Net asset value, beginning of period ................................................        $ 10.00
                                                                                             -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss .................................................................          (0.03)
   Net realized and change in unrealized loss on investments, foreign currency
      and forward foreign currency exchange contracts ...............................          (1.20)
                                                                                             -------
   Total loss from investment operations ............................................          (1.23)
                                                                                             -------
Net asset value, end of period ......................................................        $  8.77
                                                                                             =======
Total return(1) .....................................................................         (12.30)%
Net assets, end of period (000's) ...................................................        $   706
Ratio of total expenses to average net assets(2) ....................................           1.25%
Ratio of net investment loss to average net assets(2) ...............................          (1.01)%
Portfolio turnover rate(1) ..........................................................          12.42%

     (1) Not annualized.
     (2) Annualized.

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:

                                                                                                       CLASS I
                                                                                        --------------------------------------
                                                                                                                PERIOD FROM
                                                                                                             DECEMBER 10, 2001
                                                                                                               (COMMENCEMENT
ING DSI ENHANCED                                                                           YEAR ENDED        OF OPERATIONS) TO
INDEX PORTFOLIO                                                                         DECEMBER 31, 2002    DECEMBER 31, 2001
---------------                                                                         -----------------    -----------------
Net asset value, beginning of period ................................................        $  8.16               $ 8.23
                                                                                             -------               ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ............................................................           0.03                 0.00*
   Net realized and change in unrealized loss on investments, foreign currency
      and forward foreign currency exchange contracts ...............................          (1.89)               (0.07)
                                                                                             -------               ------
   Total loss from investment operations ............................................          (1.86)               (0.07)
                                                                                             -------               ------
LESS DISTRIBUTIONS:
   Net investment income ............................................................          (0.00)+                 --
   Net realized gain on sale of investments .........................................          (0.00)+                 --
                                                                                             -------               ------
   Total distributions ..............................................................          (0.00)                  --
                                                                                             -------               ------
Net asset value, end of period ......................................................        $  6.30               $ 8.16
                                                                                             =======               ======
Total return ........................................................................         (22.76)%               0.85)%(1)
Net assets, end of period (000's) ...................................................        $   199               $   10
Ratio of total expenses to average net assets .......................................           0.80%                0.80%(2)
Ratio of net investment income to average net assets ................................           1.08%                0.66%(2)
Portfolio turnover rate .............................................................          59.73%                0.00%(1)#

     (1) Not annualized
     (2) Annualized
      *  Rounds to less than $0.01
      +  Rounds to less than $(0.01)
      #  Rounds to less than 0.01%

                                                                                                       CLASS I
                                                                                        --------------------------------------
                                                                                                                PERIOD FROM
                                                                                                             DECEMBER 10, 2001
                                                                                                               (COMMENCEMENT
ING GOLDMAN SACHS(R)                                                                       YEAR ENDED        OF OPERATIONS) TO
CAPITAL GROWTH PORTFOLIO                                                                DECEMBER 31, 2002    DECEMBER 31, 2001
------------------------                                                                -----------------    -----------------
Net asset value, beginning of period ................................................        $ 11.15               $11.24
                                                                                             -------               ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ............................................................           0.01                 0.00*
   Net realized and change in unrealized loss on investments, foreign currency
      and forward foreign currency exchange contracts ...............................          (2.76)               (0.09)
                                                                                             -------               ------
   Total loss from investment operations ............................................          (2.75)               (0.09)
                                                                                             -------               ------
LESS DISTRIBUTIONS:
   Net investment income ............................................................          (0.00)+                 --
                                                                                             -------               ------
   Total distributions ..............................................................          (0.00)                  --
                                                                                             -------               ------
Net asset value, end of period ......................................................        $  8.40               $11.15
                                                                                             =======               ======
Total return ........................................................................         (24.65)%              (0.80)%(1)
Net assets, end of period (000's) ...................................................        $   173               $   10
Ratio of total expenses to average net assets .......................................           1.05%                1.05%(2)
Ratio of net investment income to average net assets ................................           0.45%                0.50%(2)
Portfolio turnover rate .............................................................          31.98%                1.11%(1)

     (1) Not annualized.
     (2) Annualized.
      *  Rounds to less than $0.01.
      +  Rounds to less than $(0.01).

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:

                                                                                            CLASS I
                                                            ------------------------------------------------------------------------
                                                             YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
ING JP MORGAN FLEMING                                       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
INTERNATIONAL PORTFOLIO                                      2002(1)(2)        2001           2000           1999           1998
-----------------------                                     ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period .....................    $  10.03       $  18.44       $  25.49       $  16.76       $  14.10
                                                              --------       --------       --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income .................................        0.06           0.06           0.04           0.12           0.13
   Net realized and change in unrealized gain (loss)
      on investments, foreign currency and forward
      foreign currency exchange contracts ................       (1.88)         (4.64)         (4.91)          9.44           2.56
                                                              --------       --------       --------       --------       --------
   Total income (loss) from investment operations ........       (1.82)         (4.58)         (4.87)          9.56           2.69
                                                              --------       --------       --------       --------       --------
LESS DISTRIBUTIONS:
   Net investment income .................................       (0.05)         (0.05)         (0.11)         (0.02)         (0.03)
   Net realized gain on sale of investments ..............          --          (3.78)         (2.07)         (0.81)            --
                                                              --------       --------       --------       --------       --------
   Total distributions ...................................       (0.05)         (3.83)         (2.18)         (0.83)         (0.03)
                                                              --------       --------       --------       --------       --------
Net asset value, end of period ...........................    $   8.16       $  10.03       $  18.44       $  25.49       $  16.76
                                                              ========       ========       ========       ========       ========
Total return .............................................      (18.08)%       (26.93)%       (19.59)%        58.41%         19.09%
Net assets, end of period (000's) ........................    $282,054       $369,992       $557,941       $704,999       $432,651
Ratio of total expenses to average net assets ............        1.00%          1.01%          1.00%          1.00%          1.00%
Ratio of net investment income to average net assets .....        0.65%          0.44%          0.22%          0.70%          0.83%
Portfolio turnover rate ..................................      173.74%         96.70%         76.54%         82.03%         68.85%

     (1) Net investment income per share was computed using average shares outstanding.
     (2) Prior to December 16, 2002, the Portfolio was managed by Deutsche Asset Management Investment Services Ltd. and Deutsche Investment Management Americas, Inc. and its predecessors, and was known as the ING Scudder International Growth Portfolio.

                                                                                             CLASS I
                                                                                        -----------------
                                                                                           PERIOD FROM
                                                                                           MAY 1, 2002
                                                                                          (COMMENCEMENT
ING JPMORGAN                                                                            OF OPERATIONS) TO
MID CAP VALUE PORTFOLIO                                                                 DECEMBER 31, 2002
-----------------------                                                                 -----------------
Net asset value, beginning of period ................................................         $10.00
                                                                                              ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ............................................................           0.02
   Net realized and change in unrealized loss on investments, foreign currency
      and forward foreign currency exchange contracts ...............................          (0.75)
                                                                                              ------
   Total loss from investment operations ............................................          (0.73)
                                                                                              ------
LESS DISTRIBUTIONS:
   Net investment income ............................................................          (0.03)
                                                                                              ------
   Total distributions ..............................................................          (0.03)
                                                                                              ------
Net asset value, end of period ......................................................         $ 9.24
                                                                                              ======
Total return ........................................................................          (7.30)%(1)
Net assets, end of period (000's) ...................................................         $  957
Ratio of total expenses to average net assets .......................................           1.10%(2)
Ratio of net investment income to average net assets ................................           0.85%(2)
Portfolio turnover rate .............................................................          30.55%(1)

     (1) Not annualized.
     (2) Annualized.

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:

                                                                                            CLASS I
                                                            ------------------------------------------------------------------------
                                                             YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
ING MFS CAPITAL                                             DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
INTERNATIONAL PORTFOLIO                                        2002(1)         2001           2000           1999           1998
-----------------------                                     ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period .....................    $  27.12       $  44.41       $  54.77       $  37.86       $  29.91
                                                              --------       --------       --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ..........................        0.04          (0.03)         (0.12)         (0.08)          0.05
   Net realized and change in unrealized gain (loss)
      on investments, foreign currency and forward
      foreign currency exchange contracts ................       (8.22)        (10.25)         (2.08)         18.22           7.94
                                                              --------       --------       --------       --------       --------
   Total income (loss) from investment operations ........       (8.18)        (10.28)         (2.20)         18.14           7.99
                                                              --------       --------       --------       --------       --------
LESS DISTRIBUTIONS:
   Net investment income .................................          --             --             --          (0.05)         (0.04)
   Net realized gain on sale of investments ..............          --          (7.01)         (8.16)         (1.18)            --
                                                              --------       --------       --------       --------       --------
   Total distributions ...................................          --          (7.01)         (8.16)         (1.23)         (0.04)
                                                              --------       --------       --------       --------       --------
Net asset value, end of period ...........................    $  18.94       $  27.12       $  44.41       $  54.77       $  37.86
                                                              ========       ========       ========       ========       ========
Total return .............................................      (30.16)%       (24.75)%        (5.72)%        48.79%         26.74%
Net assets, end of period (000's) ........................    $212,841       $351,204       $440,433       $323,059       $194,926
Ratio of total expenses to average net assets ............        0.90%          0.90%          0.90%          0.90%          0.90%
Ratio of net investment income (loss) to average net
   assets ................................................        0.19%         (0.09)%        (0.28)%        (0.20)%         0.17%
Portfolio turnover rate ..................................      151.07%        105.61%        119.72%        170.59%        141.31%

     (1) Net investment income per share was computed using average shares outstanding.

                                                                                             CLASS I
                                                                                        -----------------
                                                                                           PERIOD FROM
                                                                                           MAY 1, 2002
                                                                                          (COMMENCEMENT
ING MFS GLOBAL                                                                          OF OPERATIONS) TO
GROWTH PORTFOLIO                                                                        DECEMBER 31, 2002
----------------                                                                        -----------------
Net asset value, beginning of period ................................................         $10.00
                                                                                              ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) .....................................................           0.02
   Net realized and change in unrealized loss on investments, foreign currency
      and forward foreign currency exchange contracts ...............................          (1.62)
                                                                                              ------
   Total loss from investment operations ............................................          (1.60)
                                                                                              ------
Net asset value, end of period ......................................................         $ 8.40
                                                                                              ======
Total return ........................................................................         (16.00)%(1)
Net assets, end of period (000's) ...................................................         $   89
Ratio of total expenses to average net assets .......................................           1.20%(2)
Ratio of net investment income (loss) to average net assets .........................           0.33%(2)
Portfolio turnover rate .............................................................          87.08%(1)

     (1) Not annualized.
     (2) Annualized.
      *  Rounds to less than $0.01.

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:

                                                                                            CLASS I
                                                            ------------------------------------------------------------------------
                                                             YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
ING MFS                                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
RESEARCH PORTFOLIO                                              2002           2001           2000           1999           1998
------------------                                          ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period .....................    $   8.11       $  13.08       $  14.78       $  11.93       $   9.71
                                                              --------       --------       --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ..........................        0.03           0.01          (0.02)         (0.00)*         0.02
   Net realized and change in unrealized gain (loss)
      on investments, foreign currency and forward
      foreign currency exchange contracts ................       (2.06)         (2.58)         (0.53)          2.88           2.20
                                                              --------       --------       --------       --------       --------
   Total income (loss) from investment operations ........       (2.03)         (2.57)         (0.55)          2.88           2.22
                                                              --------       --------       --------       --------       --------
LESS DISTRIBUTIONS:
   Net investment income .................................       (0.01)            --             --          (0.03)            --
   Net realized gain on sale of investments ..............          --          (2.40)         (1.15)            --             --
                                                              --------       --------       --------       --------       --------
   Total distributions ...................................       (0.01)         (2.40)         (1.15)         (0.03)            --
                                                              --------       --------       --------       --------       --------
Net asset value, end of period ...........................    $   6.07       $   8.11       $  13.08       $  14.78       $  11.93
                                                              ========       ========       ========       ========       ========
Total return .............................................      (24.89)%       (20.78)%        (4.48)%        24.03%         23.00%
Net assets, end of period (000's) ........................    $245,281       $384,924       $528,582       $553,414       $491,537
Ratio of total expenses to average net assets ............        0.85%          0.85%          0.84%          0.85%          0.85%
Ratio of net investment income (loss) to average
   net assets ............................................        0.50%          0.15%         (0.14)%        (0.03)%         0.23%
Portfolio turnover rate ..................................      105.62%         91.72%         93.38%         86.07%         97.51%

     * Rounds to less than $(0.01).

                                                                                                       CLASS I
                                                                                        --------------------------------------
                                                                                                                PERIOD FROM
                                                                                                             DECEMBER 10, 2001
                                                                                                               (COMMENCEMENT
ING OPCAP BALANCED                                                                          YEAR ENDED       OF OPERATIONS) TO
VALUE PORTFOLIO                                                                         DECEMBER 31, 2002    DECEMBER 31, 2001
---------------                                                                         -----------------    -----------------
Net asset value, beginning of period ................................................        $ 12.40               $12.55
                                                                                             -------               ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ............................................................           0.07                 0.00*
   Net realized and change in unrealized loss on investments, foreign currency
      and forward foreign currency exchange contracts ...............................          (2.68)               (0.15)
                                                                                             -------               ------
   Total loss from investment operations ............................................          (2.61)               (0.15)
                                                                                             -------               ------
LESS DISTRIBUTIONS:
   Net investment income ............................................................          (0.01)                  --
   Net realized gain on sale of investments .........................................          (0.12)                  --
                                                                                             -------               ------
   Total distributions ..............................................................          (0.13)                  --
                                                                                             -------               ------
Net asset value, end of period ......................................................        $  9.66               $12.40
                                                                                             =======               ======
Total return ........................................................................         (21.06)%              (1.20)%(1)
Net assets, end of period (000's) ...................................................        $   196               $   10
Ratio of total expenses to average net assets .......................................           1.00%                1.00%(2)
Ratio of net investment income to average net assets ................................           2.11%                0.67%(2)
Portfolio turnover rate .............................................................         133.43%                7.53%(1)

     (1) Not annualized.
     (2) Annualized.
      *  Rounds to less than $0.01.

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:

                                                                                             CLASS I
                                                                                        -----------------
                                                                                           PERIOD FROM
                                                                                           MAY 1, 2002
                                                                                          (COMMENCEMENT
ING PIMCO                                                                               OF OPERATIONS) TO
TOTAL RETURN PORTFOLIO                                                                  DECEMBER 31, 2002
----------------------                                                                  -----------------
Net asset value, beginning of period ................................................        $ 10.00
                                                                                             -------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ............................................................           0.09
   Net realized and change in unrealized gain on investments, foreign currency
      and forward foreign currency exchange contracts ...............................           0.73
                                                                                             -------
   Total income from investment operations ..........................................           0.82
                                                                                             -------
LESS DISTRIBUTIONS:
   Net investment income ............................................................          (0.16)
   Net realized gain on sale of investments .........................................          (0.11)
                                                                                             -------
   Total distributions ..............................................................          (0.27)
                                                                                             -------
Net asset value, end of period ......................................................        $ 10.55
                                                                                             =======
Total return(1) .....................................................................           8.21%
Net assets, end of period (000's) ...................................................        $ 8,026
Ratio of total expenses to average net assets(2) ....................................           0.85%
Ratio of net investment income to average net assets(2) .............................           2.99%
Portfolio turnover rate(1) ..........................................................         419.33%

     (1) Not annualized.
     (2) Annualized.

                                                                                           CLASS I
                                                           ------------------------------------------------------------------------
                                                            YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
ING SALOMON BROTHERS                                       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
AGGRESSIVE GROWTH PORTFOLIO                                    2002           2001           2000           1999           1998
---------------------------                                ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period ....................    $  40.73       $  58.36      $    82.83     $    55.44     $    42.91
                                                             --------       --------      ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss ..................................       (0.11)         (0.22)          (0.53)         (0.43)         (0.21)
   Net realized and change in unrealized gain (loss)
      on investments, foreign currency and forward
      foreign currency exchange contracts ...............      (14.27)        (14.22)         (23.10)         28.46          12.88
                                                             --------       --------      ----------     ----------     ----------
   Total income (loss) from investment operations .......      (14.38)        (14.44)         (23.63)         28.03          12.67
                                                             --------       --------      ----------     ----------     ----------
LESS DISTRIBUTIONS:
   Net investment income ................................          --             --              --             --          (0.11)
   Net realized gain on sale of investments .............          --          (3.19)          (0.84)         (0.64)         (0.03)
                                                             --------       --------      ----------     ----------     ----------
   Total distributions ..................................          --          (3.19)          (0.84)         (0.64)         (0.14)
                                                             --------       --------      ----------     ----------     ----------
Net asset value, end of period ..........................    $  26.35       $  40.73      $    58.36     $    82.83     $    55.44
                                                             ========       ========      ==========     ==========     ==========
Total return ............................................      (35.31)%       (25.21)%        (28.78)%        50.88%         29.67%
Net assets, end of period (000's) .......................    $452,465       $805,194      $1,116,966     $1,532,002     $1,069,040
Ratio of total expenses to average net assets ...........        0.82%          0.81%           0.79%          0.80%          0.81%
Ratio of net investment loss to average net assets ......       (0.31)%        (0.48)%         (0.68)%        (0.70)%        (0.45)%
Portfolio turnover rate .................................      174.11%        159.72%          13.28%          9.97%          4.64%

     (1) Prior to December 16, 2002, the Portfolio was managed by Massachusetts Financial Services Company ("MFS") and was known as the ING MFS Emerging Equities Portfolio.

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:

                                                                                                       CLASS I
                                                                                        --------------------------------------
                                                                                                                PERIOD FROM
                                                                                                             DECEMBER 10, 2001
                                                                                                               (COMMENCEMENT
ING SALOMON BROTHERS                                                                        YEAR ENDED       OF OPERATIONS) TO
CAPITAL PORTFOLIO                                                                       DECEMBER 31, 2002    DECEMBER 31, 2001
-----------------                                                                       -----------------    -----------------
Net asset value, beginning of period ................................................        $ 16.01               $15.86
                                                                                             -------               ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ............................................................           0.10                 0.01
   Net realized and change in unrealized gain (loss) on investments, foreign
      currency and forward foreign currency exchange contracts ......................          (4.01)                0.14
                                                                                             -------               ------
   Total income (loss) from investment operations ...................................          (3.91)                0.15
                                                                                             -------               ------
LESS DISTRIBUTIONS:
   Net investment income ............................................................          (0.01)                  --
   Net realized gain on sale of investments .........................................          (0.09)                  --
                                                                                             -------               ------
   Total distributions ..............................................................          (0.10)                  --
                                                                                             -------               ------
Net asset value, end of period ......................................................        $ 12.00               $16.01
                                                                                             =======               ======
Total return ........................................................................         (24.42)%               0.95%(1)
Net assets, end of period (000's) ...................................................        $    62               $   10
Ratio of total expenses to average net assets .......................................           1.10%                1.10%(2)
Ratio of net investment income to average net assets ................................           2.13%                1.00%(2)
Portfolio turnover rate .............................................................         114.27%                3.84%(1)

     (1) Not annualized.
     (2) Annualized.
      *  Rounds to less than $0.01.

                                                                                                       CLASS I
                                                                                        --------------------------------------
                                                                                                                PERIOD FROM
                                                                                                             DECEMBER 10, 2001
                                                                                                               (COMMENCEMENT
ING SALOMON BROTHERS                                                                        YEAR ENDED       OF OPERATIONS) TO
INVESTORS VALUE PORTFOLIO                                                               DECEMBER 31, 2002    DECEMBER 31, 2001
-------------------------                                                               -----------------    -----------------
Net asset value, beginning of period ................................................         $12.90               $12.92
                                                                                              ------               ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ............................................................           0.03                 0.01
   Net realized and change in unrealized loss on investments, foreign currency
      and forward foreign currency exchange contracts ...............................          (2.94)               (0.03)
                                                                                              ------               ------
   Total loss from investment operations ............................................          (2.91)               (0.02)
                                                                                              ------               ------
LESS DISTRIBUTIONS:
   Net investment income ............................................................          (0.01)                  --
   Net realized gain on sale of investments .........................................          (0.01)                  --
                                                                                              ------               ------
   Total distributions ..............................................................          (0.02)                  --
                                                                                              ------               ------
Net asset value, end of period ......................................................         $ 9.97               $12.90
                                                                                              ======               ======
Total return ........................................................................         (22.59)%              (0.15)%(1)
Net assets, end of period (000's) ...................................................         $   35               $   10
Ratio of total expenses to average net assets .......................................           1.00%                1.00%(2)
Ratio of net investment income to average net assets ................................           0.98%                0.83%(2)
Portfolio turnover rate .............................................................          46.66%                1.02%(1)

     (1) Not annualized.
     (2) Annualized.
      *  Rounds to less than $0.01.
      +  Rounds to less than $(0.01).

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:

                                                                                            CLASS I
                                                            ------------------------------------------------------------------------
                                                             YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
ING T. ROWE PRICE                                           DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
GROWTH EQUITY PORTFOLIO                                        2002(1)         2001           2000           1999           1998
-----------------------                                     ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period .....................    $  45.32       $  60.44       $  66.00       $  55.31       $  43.61
                                                              --------       --------       --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income .................................        0.08           0.09           0.10           0.15           0.30
   Net realized and change in unrealized gain (loss)
      on investments, foreign currency and forward
      foreign currency exchange contracts ................      (10.63)         (6.23)          0.30          11.99          11.66
                                                              --------       --------       --------       --------       --------
   Total income (loss) from investment operations ........      (10.55)         (6.14)          0.40          12.14          11.96
                                                              --------       --------       --------       --------       --------
LESS DISTRIBUTIONS:
   Net investment income .................................       (0.08)         (0.07)         (0.18)         (0.26)         (0.17)
   Net realized gain on sale of investments ..............          --          (8.91)         (5.78)         (1.19)         (0.09)
                                                              --------       --------       --------       --------       --------
   Total distributions ...................................       (0.08)         (8.98)         (5.96)         (1.45)         (0.26)
                                                              --------       --------       --------       --------       --------
Net asset value, end of period ...........................    $  34.69       $  45.32       $  60.44       $  66.00       $  55.31
                                                              ========       ========       ========       ========       ========
Total return .............................................      (23.29)%       (10.21)%        (0.04)%        22.32%         27.60%
Net assets, end of period (000's) ........................    $429,634       $592,879       $687,940       $703,454       $521,484
Ratio of total expenses to average net assets ............        0.75%          0.75%          0.75%          0.75%          0.75%
Ratio of net investment income to average net assets .....        0.21%          0.20%          0.15%          0.30%          0.65%
Portfolio turnover rate ..................................       49.23%         64.81%         74.61%         53.40%         57.58%

     (1) Net investment income per share was computed using average shares outstanding.

                                                                                                       CLASS I
                                                                                        --------------------------------------
                                                                                                                PERIOD FROM
                                                                                                             DECEMBER 10, 2001
                                                                                                               (COMMENCEMENT
ING UBS TACTICAL                                                                            YEAR ENDED       OF OPERATIONS) TO
ASSET ALLOCATION PORTFOLIO                                                              DECEMBER 31, 2002    DECEMBER 31, 2001
--------------------------                                                              -----------------    -----------------
Net asset value, beginning of period ................................................        $ 31.14               $31.41
                                                                                             -------               ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) .....................................................           0.07                 0.00*
   Net realized and change in unrealized loss on investments, foreign currency
      and forward foreign currency exchange contracts ...............................          (7.22)               (0.27)
                                                                                             -------               ------
   Total loss from investment operations ............................................          (7.15)               (0.27)
                                                                                             -------               ------
LESS DISTRIBUTIONS:
   Net investment income ............................................................          (0.00)+                 --
   Net realized gain on sale of investments .........................................          (0.05)                  --
                                                                                             -------               ------
   Total distributions ..............................................................          (0.05)                  --
                                                                                             -------               ------
Net asset value, end of period ......................................................        $ 23.94               $31.14
                                                                                             =======               ======
Total return ........................................................................         (22.92)%              (0.86)%(1)
Net assets, end of period (000's) ...................................................        $ 1,378               $   10
Ratio of total expenses to average net assets .......................................           1.10%                1.10%(2)
Ratio of net investment income (loss) to average net assets .........................           0.73%                0.17%(2)
Portfolio turnover rate .............................................................          14.92%                4.82%(1)

     (1) Not Annualized.
     (2) Annualized.
      *  Rounds to less than $0.01.
      +  Rounds to less than $(0.01).

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:

                                                                                             CLASS I
                                                                                        -----------------
                                                                                           PERIOD FROM
                                                                                           MAY 1, 2002
                                                                                          (COMMENCEMENT
ING VAN KAMPEN                                                                          OF OPERATIONS) TO
COMSTOCK PORTFOLIO                                                                      DECEMBER 31, 2002
------------------                                                                      -----------------
Net asset value, beginning of period ................................................        $ 10.00
                                                                                             -------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ............................................................           0.04
   Net realized and change in unrealized loss on investments, foreign currency
      and forward foreign currency exchange contracts ...............................          (1.64)
                                                                                             -------
   Total loss from investment operations ............................................          (1.60)
                                                                                             -------
LESS DISTRIBUTIONS:
   Net investment income ............................................................          (0.05)
   Total distributions ..............................................................          (0.05)
                                                                                             -------
Net asset value, end of period ......................................................        $  8.35
                                                                                             -------
Total return ........................................................................         (16.01)%(1)
                                                                                             =======
Net assets, end of period (000's) ...................................................        $ 3,874
Ratio of total expenses to average net assets .......................................           0.95%(2)
Ratio of net investment income to average net assets ................................           1.70%(2)
Portfolio turnover rate .............................................................          46.52%(1)

     (1) Not annualized.
     (2) Annualized.

                               ING PARTNERS, INC.
                              151 FARMINGTON AVENUE
                             HARTFORD, CT 06156-8962

For investors who want more information about the Fund, the following documents are available free upon request:

o STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated May 1, 2003, contains more detailed information about the Fund and is incorporated by reference into (made legally a part of) this prospectus.

o ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

For a free copy of the SAI or the Fund's annual and semi-annual reports call 1-800-262-3862, or write to ING Partners, Inc., at the address listed above.

The SEC maintains an Internet website (http://www.sec.gov) that contains the Prospectus, SAI, material incorporated by reference, and other information about the Funds. You can also copy and review this information at the SEC's Public Reference Room in Washington, D.C., or you can obtain copies, upon payment of a duplicating fee, by writing to the Public Reference Room of the SEC, Washington, D.C., 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090.


                                        Investment Company Act File No. 811-8319

M A Y   1,   2 0 0 3                                  PROSPECTUS - SERVICE CLASS
                                                                   ADVISER CLASS

--------------------------------------------------------------------------------

                               ING PARTNERS, INC.

ING Partners, Inc. (the Fund) is a mutual fund authorized to issue multiple series of shares. Each series is individually called a Portfolio, and collectively the series are called the Portfolios. ING Life Insurance and Annuity Company (ILIAC) serves as the Investment Adviser of each Portfolio, and each Portfolio has a Sub-Adviser. The Fund's twenty-one Portfolios (and their Sub-Advisers) are:

o ING ALGER AGGRESSIVE GROWTH PORTFOLIO - Sub-Adviser: Fred Alger Management,
  Inc.
o ING ALGER CAPITAL APPRECIATION PORTFOLIO - Sub-Adviser: Fred Alger Management, Inc.
o ING ALGER GROWTH PORTFOLIO - Sub-Adviser: Fred Alger Management, Inc.
o ING AMERICAN CENTURY SMALL CAP VALUE PORTFOLIO - Sub-Adviser: American Century Investment Management, Inc.
o ING BARON SMALL CAP GROWTH PORTFOLIO - Sub-Adviser: BAMCO, Inc.
o ING DSI ENHANCED INDEX PORTFOLIO - Sub-Adviser: DSI International Management, Inc.
o ING GOLDMAN SACHS(R) CAPITAL GROWTH PORTFOLIO* - Sub-Adviser: Goldman Sachs Asset Management, L.P.
o ING GOLDMAN SACHS(R) CORE EQUITY PORTFOLIO* - Sub-Adviser: Goldman Sachs Asset Management, L.P.
o ING JPMORGAN FLEMING INTERNATIONAL PORTFOLIO -Sub-Adviser: J.P. Morgan Fleming Asset Management (London) Ltd.
o ING JPMORGAN MID CAP VALUE PORTFOLIO - Sub-Adviser: Robert Fleming Inc., a subsidiary of J.P. Morgan Chase & Co.
o ING MFS CAPITAL OPPORTUNITIES PORTFOLIO - Sub-Adviser: Massachusetts Financial Services Company
o ING MFS GLOBAL GROWTH PORTFOLIO - Sub-Adviser: Massachusetts Financial Services Company
o ING MFS RESEARCH EQUITY PORTFOLIO - Sub-Adviser: Massachusetts Financial Services Company
o ING OPCAP BALANCED VALUE PORTFOLIO - Sub-Adviser: OpCap Advisors LLC
o ING PIMCO TOTAL RETURN PORTFOLIO - Sub-Adviser: Pacific Investment Management Company LLC
o ING SALOMON BROTHERS AGGRESSIVE GROWTH PORTFOLIO - Sub-Adviser: Salomon Brothers Asset Management Inc
o ING SALOMON BROTHERS FUNDAMENTAL VALUE PORTFOLIO - Sub-Adviser: Salomon Brothers Asset Management Inc
o ING SALOMON BROTHERS INVESTORS VALUE PORTFOLIO - Sub-Adviser: Salomon Brothers Asset Management Inc
o ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO - Sub-Adviser: T. Rowe Price Associates, Inc.
o ING UBS TACTICAL ASSET ALLOCATION PORTFOLIO - Sub-Adviser: UBS Global Asset Management (US) Inc.
o ING VAN KAMPEN COMSTOCK PORTFOLIO - Sub-Adviser: Van Kampen

Each Portfolio's shares may be offered to variable annuity and variable life insurance separate accounts, qualified pension and retirement plans ("Qualified Plans") outside the separate accounts context, and to certain investment advisers and their affiliates.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


* Goldman Sachs(R) is a registered service mark of Goldman, Sachs & Co., and it is used by agreement with Goldman, Sachs & Co.

TABLE OF CONTENTS

                                                                            Page

Fund Summaries
ING Alger Aggressive Growth Portfolio                                          1
ING Alger Capital Appreciation Portfolio                                       2
ING Alger Growth Portfolio                                                     3
ING American Century Small Cap Value Portfolio                                 4
ING Baron Small Cap Growth Portfolio                                           5
ING DSI Enhanced Index Portfolio                                               5
ING Goldman Sachs(R) Capital Growth Portfolio                                  7
ING Goldman Sachs(R) Core Equity Portfolio                                     8
ING JPMorgan Fleming International Portfolio                                   9
ING JPMorgan Mid Cap Value Portfolio                                          11
ING MFS Capital Opportunities Portfolio                                       12
ING MFS Global Growth Portfolio                                               14
ING MFS Research Equity Portfolio                                             15
ING OpCap Balanced Value Portfolio                                            17
ING PIMCO Total Return Portfolio                                              19
ING Salomon Brothers Aggressive Growth Portfolio                              20
ING Salomon Brothers Fundamental Value Portfolio                              22
ING Salomon Brothers Investors Value Portfolio                                24
ING T. Rowe Price Growth Equity Portfolio                                     25
ING UBS Tactical Asset Allocation Portfolio                                   27
ING Van Kampen Comstock Portfolio                                             29
Summary of Principal Risks                                                    34
Additional Information About Investment Strategies                            36
Management of the Portfolios                                                  43
Portfolio Distribution                                                        46
Shareholder Information                                                       47
Performance                                                                   48
Financial Highlights                                                          51

                      ING ALGER AGGRESSIVE GROWTH PORTFOLIO
                SUB-ADVISER: FRED ALGER MANAGEMENT, INC. (ALGER)

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily (at least 65% of its total assets) in the equity securities of companies having a market capitalization within the range of companies in the Russell MidCap Growth Index or the S&P Mid Cap 400 Index. Alger focuses on midsize companies with promising growth potential. The Portfolio's investments may include securities listed on a securities exchange or traded in the over the counter markets.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any non-money market fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                Growth Stock Risk
                             Market and Company Risk
                               Mid Cap Growth Risk
                              Over the Counter Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and others risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio for the first full calendar year of operation. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The annual returns in the bar chart are for the ADV Class of the Portfolio.

Bar Chart

                        2002                     -30.32%

The best calendar quarter return since inception of the ADV Class of the Portfolio was 2.83% in the fourth quarter of 2002; the worst was -18.62% in the third quarter of 2002.

PERIODS ENDED DECEMBER 31, 2002

                                                      1 YEAR     SINCE INCEPTION

ING Alger Aggressive Growth Portfolio (S Class)       -30.18%        -28.18%
ING Alger Aggressive Growth Portfolio (ADV Class)     -30.32%        -28.32%
S&P Mid Cap 400 Index                                 -14.52%        -10.79%
Russell MidCap Growth Index                           -27.41%        -24.23%
Morningstar Mid-Cap Growth Fund Average               -27.52%        -27.52%*

    * Since December 31, 2001.

In the table, the S Class and ADV Class average annual total returns for the periods shown are compared to S&P Mid Cap 400 Index, the Russell MidCap Growth Index and the Morningstar Mid-Cap Growth Fund Average. The S&P Mid Cap 400 Index is a broad-based unmanaged capitalization weighted index of mid-capitalization companies. The Russell MidCap Growth Index measures the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Portfolio has selected the Russell MidCap Growth Index as an additional benchmark. The Russell MidCap Growth Index is an index of common stocks designed to track performance of medium capitalization companies with greater than average growth orientation. The Morningstar Mid-Cap Growth Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The S and ADV Class of the Portfolio commenced operations on December 10, 2001.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                    ING ALGER CAPITAL APPRECIATION PORTFOLIO
                SUB-ADVISER: FRED ALGER MANAGEMENT, INC. (ALGER)

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily (at least 65% of its total assets, under normal circumstances) in the equity securities of companies of any size which demonstrate promising growth potential. The Portfolio has the ability to borrow money to buy additional securities, thereby giving it the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any non-money market fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                Growth Stock Risk
                                 Leveraging Risk
                             Market and Company Risk
                             Over the Counter Risk
                    Small and Mid-Capitalization Company Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and others risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

As of the date of this Prospectus, the Portfolio has not yet commenced operations. Since the Portfolio does not have a full calendar year of operations, performance results have not been provided; however, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

                           ING ALGER GROWTH PORTFOLIO
                SUB-ADVISER: FRED ALGER MANAGEMENT, INC. (ALGER)

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily (at least 65% of its total assets) in the equity securities of large companies. The Portfolio considers a large company to have a market capitalization of $10 billion or greater. Alger focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. The Portfolio's investments may include securities listed on a securities exchange or traded in the over the counter markets.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any non-money market fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                Growth Stock Risk
                             Market and Company Risk
                              Over the Counter Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and others risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio for the first full calendar year of operation. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The annual returns in the bar chart are for the ADV Class of the Portfolio.

Bar Chart

                        2002                     -33.20%

The best calendar quarter return since inception of the ADV Class of the Portfolio was 2.33% in the fourth quarter of 2002; the worst was -19.93% in the third quarter of 2002.

PERIODS ENDED DECEMBER 31, 2002

                                                      1 YEAR     SINCE INCEPTION

ING Alger Growth Portfolio (S Class)                  -33.10%        -32.01%
ING Alger Growth Portfolio (ADV Class)                -33.20%        -32.11%
S&P 500 Index                                         -22.28%        -20.56%
Russell 1000 Growth Index                             -27.89%        -26.68%
Morningstar Large Growth Fund Average                 -27.77%        -27.77%*

    * Since December 31, 2001.

In the table, the S Class and ADV Class average annual total returns for the periods shown are compared to S&P 500 Index, the Russell 1000 Growth Index and the Morningstar Large Growth Fund Average. The S&P 500 (Standard & Poor's 500) Index is a value-weighted, unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Russell 1000 Growth Index is an index of common stocks designed to track performance of large capitalization companies with greater than average growth orientation. The Portfolio changed its benchmark to the Russell 1000 Growth Index as that index tracks the performance of stocks that Alger believes are more closely representative of stocks normally held by the Portfolio. The Morningstar Large Growth Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The S and ADV Class of the Portfolio commenced operations on December 10, 2001.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                 ING AMERICAN CENTURY SMALL CAP VALUE PORTFOLIO
  SUB-ADVISER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. (AMERICAN CENTURY)

INVESTMENT OBJECTIVE

Long-term growth of capital, income is a secondary objective

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio seeks to achieve its investment objective by investing primarily (at least 80% of its net assets under normal circumstances) in equity securities of smaller companies. American Century considers smaller companies to include those with a market capitalization no bigger than that of the largest company in the S&P Small Cap 600 Index or the Russell 2000 Index. In selecting securities for the Portfolio, American Century looks for companies whose stock price is less than they believe the company is worth. American Century attempts to purchase the stocks of these undervalued companies and hold them until their stock price has increased to, or is higher than, a level that American Century believes more accurately reflects the fair value of the company.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any non-money market fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                  Currency Risk
                                Derivatives Risk
                              Foreign Markets Risk
                             Market and Company Risk
                        Small Capitalization Company Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and others risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The Portfolio commenced operations on May 1, 2002. Since the Portfolio does not have a full calendar year of operations, performance results have not been provided; however, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

                      ING BARON SMALL CAP GROWTH PORTFOLIO
                        SUB-ADVISER: BAMCO, INC. (BAMCO)

INVESTMENT OBJECTIVE

Capital appreciation

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily (at least 80% of its total assets under normal circumstances) in the securities of smaller companies with market values under $2.5 billion as measured at the time of purchase. The Portfolio will not sell positions just because their market values have increased. The Portfolio will add to positions in a company within the limits stated even though its market capitalization has increased through appreciation beyond $2.5 billion, if, in BAMCO's judgment, the company is still an attractive investment.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any non-money market fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                                   Credit Risk
                                Growth Stock Risk
                              Large Positions Risk
                             Market and Company Risk
                        Small Capitalization Company Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and others risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The Portfolio commenced operations on May 1, 2002. Since the Portfolio does not have a full calendar year of operations, performance results have not been provided; however, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

                        ING DSI ENHANCED INDEX PORTFOLIO
              SUB-ADVISER: DSI INTERNATIONAL MANAGEMENT, INC. (DSI)

INVESTMENT OBJECTIVE

Higher total return over the long term than the S&P 500 Index

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio seeks to achieve its investment objective by using DSI's proprietary enhanced S&P 500 strategy to invest in a selection of common stocks that are included in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). The Portfolio normally invests in approximately 250 to 500 stocks and weights its holdings of individual stocks based on DSI's proprietary enhanced S&P 500 strategy. Compared to the stock weightings in the S&P 500 Index, the Portfolio overweights stocks that its strategy ranks positively and underweights stocks that its strategy ranks negatively. Generally, the Portfolio gives stocks with a neutral rating the same weight as in the S&P 500 Index.

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in common stocks issued by companies represented in the S&P 500 Index. The Portfolio may invest up to 20% of its net assets in cash or money market instruments, although it expects these investments will represent a much smaller portion of its net assets under normal circumstances.

The Portfolio seeks to control the risk of its portfolio by maintaining an overall close correlation between its performance and the performance of the S&P 500 Index over time with a relatively low tracking error. To maintain this correlation, the Portfolio gives each stock in its portfolio a weighting that is close to the S&P 500 Index weighting and, if necessary, readjusts the weighting when it rebalances the portfolio. The Portfolio also considers relative industry and sector weightings and market capitalization. The Portfolio generally expects to rebalance its portfolio monthly, but may do so more often if DSI considers it appropriate to do so.

The Portfolio may (but is not required to) use options, futures contracts and other derivatives. The Portfolio may use these instruments in strategies intended to simulate investment in the S&P 500 Index stocks while retaining a cash balance for portfolio management purposes. The Portfolio also may use these instruments to reduce the risk of adverse price movements while investing cash received when investors buy shares, to facilitate trading and to reduce transaction costs.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                Derivatives Risk
                          DSI Proprietary Strategy Risk
                               Index Tracking Risk
                             Market and Company Risk
                                   Stock Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and others risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio for its first full calendar year of operation. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The annual returns in the bar chart are for the ADV Class of the Portfolio.

Bar Chart

                        2002                     -23.03%

The best calendar quarter return since inception of the ADV Class of the Portfolio was 7.72% in the fourth quarter of 2002; the worst was -17.53% in the third quarter of 2002.

PERIODS ENDED DECEMBER 31, 2002

                                                      1 YEAR     SINCE INCEPTION

ING DSI Enhanced Index Portfolio (S Class)            -22.89%        -22.37%
ING DSI Enhanced Index Portfolio (ADV Class)          -23.03%        -22.50%
S&P 500 Index                                         -22.28%        -20.56%
Morningstar Large Blend Fund Average                  -22.06%        -22.06%*

    * Since December 31, 2001.

In the table, the S Class and ADV Class average annual total returns for the periods shown are compared to S&P 500 Index and the Morningstar Large Blend Fund Average. The S&P 500 (Standard & Poor's 500) Index is a value-weighted, unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Morningstar Large Blend Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The S and ADV Class of the Portfolio commenced operations on December 10, 2001.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                  ING GOLDMAN SACHS(R) CAPITAL GROWTH PORTFOLIO
            SUB-ADVISER: GOLDMAN SACHS ASSET MANAGEMENT, L. P. (GSAM)

INVESTMENT OBJECTIVE

Long-term growth of capital

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests, under normal circumstances, at least 90% of its total assets, in equity investments. The Portfolio seeks to achieve its investment objective by investing in a diversified portfolio of equity securities that are considered by GSAM to have long-term capital appreciation potential. Although the Portfolio invests primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any non-money market fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                   Credit Risk
                                  Currency Risk
                                Derivatives Risk
                              Emerging Growth Risk
                              Emerging Markets Risk
                              Foreign Markets Risk
                                Growth Stock Risk
                               Interest Rate Risk
                                 Liquidity Risk
                             Market and Company Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and others risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio for the first full calendar year of operation. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The annual returns in the bar chart are for the ADV Class of the Portfolio.

Bar Chart

                        2002                          -24.56%

The best calendar quarter return since inception of the ADV Class of the Portfolio was 7.41% in the fourth quarter of 2002; the worst was -15.51% in the third quarter of 2002.

PERIODS ENDED DECEMBER 31, 2002

                                                      1 YEAR     SINCE INCEPTION

ING Goldman Sachs(R) Capital Growth Portfolio
   (S Class)                                          -24.84%        -24.19%
ING Goldman Sachs(R) Capital Growth Portfolio
   (ADV Class)                                        -24.56%        -23.92%
S&P 500 Index                                         -22.28%        -20.56%
Morningstar Large Blend Fund Average                  -22.06%        -22.06%*

    * Since December 31, 2001.

In the table, the S Class and ADV Class average annual total returns for the periods shown are compared to S&P 500 Index and the Morningstar Large Blend Fund Average. The S&P 500 (Standard & Poor's 500) Index is a value-weighted, unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Morningstar Large Blend Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The S and ADV Class of the Portfolio commenced operations on December 10, 2001.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                   ING GOLDMAN SACHS(R) CORE EQUITY PORTFOLIO
            SUB-ADVISER: GOLDMAN SACHS ASSET MANAGEMENT, L.P. (GSAM)

INVESTMENT OBJECTIVE

Long-term growth of capital and dividend income

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests, under normal circumstances, at least 90% of its total assets in a diversified portfolio of equity investments in U.S. issuers, including foreign companies that are traded in the United States. The Fund seeks to achieve its investment objective through a broadly diversified portfolio of large-cap and blue chip equity investments representing all major sectors of the U.S. economy.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any non-money market fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                   Credit Risk
                                  Currency Risk
                                Derivatives Risk
                              Emerging Growth Risk
                              Emerging Markets Risk
                              Foreign Markets Risk
                                Growth Stock Risk
                               Interest Rate Risk
                                 Liquidity Risk
                             Market and Company Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and others risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

As of the date of this Prospectus, the Portfolio has not yet commenced operations. Since the Portfolio does not have a full calendar year of operations, performance results have not been provided; however, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

                  ING JPMORGAN FLEMING INTERNATIONAL PORTFOLIO
              (FORMERLY ING SCUDDER INTERNATIONAL GROWTH PORTFOLIO)
        SUB-ADVISER: J.P. MORGAN FLEMING ASSET MANAGEMENT (LONDON) LTD.
                               (JPMORGAN FLEMING)

INVESTMENT OBJECTIVE

Long-term growth of capital

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily (at least 65% of its total assets) in the equity securities of foreign companies that JPMorgan Fleming believes have high growth potential. The Portfolio will normally invest in securities of at least three different countries other than the U.S. and will invest in securities in both developed and developing markets. The Portfolio will seek to invest in those companies that JPMorgan Fleming believes are best able to capitalize on the growth and changes taking place within and between various regions of the world. Typically, these are companies with leading or rapidly-developing business franchises, strong financial positions, and high quality management, capable of defining and implementing company strategies to take advantage of local, regional or global market changes.

The Portfolio also may invest in debt securities issued by foreign and U.S. companies, including non-investment grade debt securities.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any non-money market fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                                   Credit Risk
                                  Currency Risk
                              Emerging Markets Risk
                              Foreign Markets Risk
                              Geographic Focus Risk
                               Interest Rate Risk
                             Market and Company Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and others risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The Fund introduced the S Class and ADV Class shares on December 10, 2001. Therefore, for periods prior to the S Class and ADV Class inception date, the performance information shown below for each class is the performance of the Initial Class (I Class) of the Portfolio, adjusted to reflect the operating expenses of the S Class and the ADV Class, respectively. The I Class of the Portfolio commenced operations on November 28, 1997, however the I Class is not offered in this Prospectus. The S Class and ADV Class would have substantially similar performance as the I Class because they invest in the same portfolio of securities. The performance will differ only to the extent that each class does not have the same operating expenses. The annual returns in the bar chart are for the ADV Class of the Portfolio.

Bar Chart

                        1998                      18.52%
                        1999                      57.84%
                        2000                     -20.16%
                        2001                     -27.50%
                        2002                     -18.48%

The best calendar quarter return since inception of the I Class of the Portfolio, adjusted to reflect the operating expenses of the ADV Class, was 30.35% in the fourth quarter of 1999; the worst was -20.07% in the third quarter of 2002.

PERIODS ENDED DECEMBER 31, 2002

                                               1 YEAR   5 YEARS  SINCE INCEPTION

ING JPMorgan Fleming International Portfolio
   (S Class)                                   -18.29%   -2.19%       -1.85%
ING JPMorgan Fleming International Portfolio
   (ADV Class)                                 -18.48%   -2.48%       -2.14%
MSCI EAFE Index                                -15.65%   -2.61%        4.30%
Morningstar Foreign Stock Fund Average         -16.33%   -2.07%       -1.73%*

    * Since December 1, 1997.

In the table, the S and ADV Class total returns for the year ended December 31, 2002, and the average annual total returns for the periods shown are calculated using the I Class share returns through the commencement of operations of the S and ADV Class on December 10, 2001 and deducting the operating expenses of the S and ADV Class shares, respectively, and using the actual return of the S and ADV Class from December 10, 2001 to December 31, 2002. The S Class and ADV Class total returns are compared to the MSCI EAFE Index and the Morningstar Foreign Stock Fund Average. The MSCI EAFE Index is an unmanaged index that includes securities traded on 16 exchanges in Europe, Australia, and the Far East. The Morningstar Foreign Stock Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. Prior to December 16, 2002, the Portfolio was managed by Deutsche Asset Management Investment Services Limited and Deutsche Investment Management Americas, Inc. and its predecessors and was known as the ING Scudder International Growth Portfolio.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                      ING JPMORGAN MID CAP VALUE PORTFOLIO
               SUB-ADVISER: ROBERT FLEMING, INC., A SUBSIDIARY OF
                       J.P. MORGAN CHASE & CO. (FLEMING)

INVESTMENT OBJECTIVE

Growth from capital appreciation

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily (at least 80% of its net assets under normal circumstances) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that Fleming believes to be undervalued. Market capitalization is the total market value of company's shares. Under normal market conditions, the Portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

The Portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of despositary receipts. The Portfolio also may use derivatives to hedge various market risks or to increase the Portfolio's income.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any non-money market fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                             Depositary Receipt Risk
                                Derivatives Risk
                              Foreign Markets Risk
                               Interest Rate Risk
                             Market and Company Risk
                              Over the Counter Risk
                    Small and Mid-Capitalization Company Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and others risks of investing in the Portfolio.

The Portfolio is not diversified, which means that it may invest a higher percentage of its assets in any one issuer than a diversified fund would. This makes the value of its shares more sensitive to the economic problems affecting a particular issuer.

PORTFOLIO PERFORMANCE

The Portfolio commenced operations on May 1, 2002. Since the Portfolio does not have a full calendar year of operations, performance results have not been provided; however, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

                     ING MFS CAPITAL OPPORTUNITIES PORTFOLIO
           SUB-ADVISER: MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS)

INVESTMENT OBJECTIVE

Capital appreciation

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily (at least 65% of its net assets) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The Portfolio focuses on companies that MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flows. The Portfolio's investments may include securities listed on a securities exchange or traded in the over the counter markets.

MFS selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio's manager and MFS' large group of equity research analysts.

The Portfolio may invest in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

The Portfolio has engaged and may engage in active and frequent trading to achieve its principal investment strategy.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any non-money market fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                   Credit Risk
                                  Currency Risk
                             Depositary Receipt Risk
                              Emerging Markets Risk
                              Foreign Markets Risk
                             Market and Company Risk
                              Over the Counter Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and others risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The Fund introduced the S Class and ADV Class shares on December 10, 2001. Therefore, for periods prior to the S Class and ADV Class inception date, the performance information shown below for each class is the performance of the Initial Class (I Class) of the Portfolio, adjusted to reflect the operating expenses of the S Class and the ADV Class, respectively. The I Class of the Portfolio commenced operations on November 28, 1997, however the I Class is not offered in this Prospectus. The S Class and ADV Class would have substantially similar performance as the I Class because they invest in the same portfolio of securities. The performance will differ only to the extent that each class does not have the same operating expenses. The annual returns in the bar chart are for the ADV Class of the Portfolio.

Bar Chart

                        1998                      26.17%
                        1999                      48.22%
                        2000                      -6.29%
                        2001                     -25.32%
                        2002                     -30.51%

The best calendar quarter return since inception of the I Class of the Portfolio, adjusted to reflect the operating expenses of the ADV Class, was 28.70% in the fourth quarter of 1999; the worst was -28.25% in the third quarter of 2001.

PERIODS ENDED DECEMBER 31, 2002

                                               1 YEAR   5 YEARS  SINCE INCEPTION

ING MFS Capital Opportunities Portfolio
   (S Class)                                   -30.35%   -1.63%       -1.33%
ING MFS Capital Opportunities Portfolio
   (ADV Class)                                 -30.51%   -1.92%       -1.62%
S&P 500 Index                                  -22.28%   -0.63%       -0.24%
Morningstar Large Blend Fund Average           -22.06%   -1.47%       -0.81%*

    * Since December 1, 1997.

In the table, the S and ADV Class average annual total returns for the periods shown are calculated using the I Class share returns through the commencement of operations of the S and ADV Class on December 10, 2001 and deducting the operating expenses of the S and ADV Class shares, respectively, and using the actual return of the S and ADV Class from December 10, 2001 to December 31, 2002. The S Class and ADV Class total returns are compared to the S&P 500 Index and the Morningstar Large Blend Fund Average. The Standard & Poor's 500 Index (S&P 500 Index) is an unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Morningstar Large Blend Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                         ING MFS GLOBAL GROWTH PORTFOLIO
           SUB-ADVISER: MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS)

INVESTMENT OBJECTIVE

Capital appreciation

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily (at least 65% of its net assets under normal circumstances) in common stocks and related equity securities such as preferred stock, convertible securities and depositary receipts. The Portfolio seeks to achieve its investment objective by investing in securities of companies worldwide growing at rates expected to be well above the growth rate of the overall U.S. economy. The equity securities in which the Portfolio invests are derived from companies in three distinct market sectors: (1) U.S. emerging growth companies, which are domestic companies that MFS believes are either early in their life cycle but which have the potential to become major enterprises, or are major enterprises whose rates of earnings growth are expected to accelerate due to special factors; (2) foreign growth companies, which are foreign companies located in more developed securities markets that MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings and cash flow; and, (3) emerging market securities, which are securities of issuers whose principal activities are located in emerging market countries.

Under normal circumstances, the Portfolio invests in at least three different countries, one of which may be the United States. The Portfolio's investments may include securities listed on a securities exchange or traded in the over the counter markets. The Portfolio also may engage in active and frequent trading to achieve its principal investment strategies.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any non-money market fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                              Asset Allocation Risk
                                  Currency Risk
                             Depositary Receipt Risk
                              Emerging Growth Risk
                              Emerging Markets Risk
                              Foreign Markets Risk
                              Geographic Focus Risk
                             Market and Company Risk
                              Over the Counter Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and others risks of investing in the Portfolio.

The Portfolio is not diversified, which means that it may invest a higher percentage of its assets in any one issuer than a diversified fund would. This makes the value of its shares more sensitive to the economic problems affecting a particular issuer.

PORTFOLIO PERFORMANCE

The Portfolio commenced operations on May 1, 2002. Since the Portfolio does not have a full calendar year of operations, performance results have not been provided; however, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

                        ING MFS RESEARCH EQUITY PORTFOLIO
                      (FORMERLY ING MFS RESEARCH PORTFOLIO)
           SUB-ADVISER: MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS)

INVESTMENT OBJECTIVE

Long-term growth of capital and future income

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily (at least 80% of its net assets) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The Portfolio focuses on companies that MFS believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flows, dominant or growing market share and superior management. The Portfolio may invest in companies of any size. The Portfolio's investments may include securities listed on a securities exchange or in the over the counter markets.

A committee of investment research analysts selects portfolio securities for the Portfolio. This committee includes investment analysts employed not only by MFS, but also by MFS' foreign investment advisory affiliates.

The Portfolio may invest in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

The Portfolio has engaged and may engage in active and frequent trading to achieve its principal investment strategy.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any non-money market fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                   Credit Risk
                                  Currency Risk
                             Depositary Receipt Risk
                              Emerging Markets Risk
                              Foreign Markets Risk
                            Issuer Concentration Risk
                             Market and Company Risk
                              Over the Counter Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and others risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The Fund introduced the S Class and ADV Class shares on December 10, 2001. Therefore, for periods prior to the S Class and ADV Class inception date, the performance information shown below for each class is the performance of the Initial Class (I Class) of the Portfolio, adjusted to reflect the operating expenses of the S Class and the ADV Class, respectively. The I Class of the Portfolio commenced operations on November 28, 1997, however the I Class is not offered in this Prospectus. The S Class and ADV Class would have substantially similar performance as the I Class because they invest in the same portfolio of securities. The performance will differ only to the extent that each class does not have the same operating expenses. The annual returns in the bar chart are for the ADV Class of the Portfolio.

Bar Chart

                        1998                      22.43%
                        1999                      23.46%
                        2000                      -5.05%
                        2001                     -21.35%
                        2002                     -25.29%

The best calendar quarter return since inception of the I Class of the Portfolio, adjusted to reflect the operating expenses of the ADV Class, was 22.14% in the fourth quarter of 1998; the worst was -19.84% in the third quarter of 2001.

PERIODS ENDED DECEMBER 31, 2002

                                               1 YEAR   5 YEARS  SINCE INCEPTION

ING MFS Research Equity Portfolio (S Class)    -25.15%   -3.12%       -3.42%
ING MFS Research Equity Portfolio (ADV Class)  -25.29%   -3.41%       -3.71%
S&P 500 Index                                  -22.28%   -0.63%       -0.24%
Morningstar Large Growth Fund Average          -27.77%   -2.72%       -1.83%*

    * Since December 1, 1997.

In the table, the S and ADV Class average annual total returns for the periods shown are calculated using the I Class share returns through the commencement of operations of the S and ADV Class on December 10, 2001 and deducting the operating expenses of the S and ADV Class shares, respectively, and using the actual return of the S and ADV Class from December 10, 2001 to December 31, 2002. The S Class and ADV Class total returns are compared to the S&P 500 Index and the Morningstar Large Growth Fund Average. The Standard & Poor's 500 Index (S&P 500 Index) is an unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Morningstar Large Growth Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                       ING OPCAP BALANCED VALUE PORTFOLIO
                     SUB-ADVISER: OPCAP ADVISORS LLC (OPCAP)

INVESTMENT OBJECTIVE

Capital growth, and secondarily, investment income

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 25% of its total assets in equity securities, including common stocks and preferred stocks, and expects to have between 50% to 70% of its total assets invested in equities. The Portfolio also invests at least 25% of its total assets in fixed-income senior securities. The Portfolio's investments in fixed income senior securities include bonds, debentures, notes, participation interests in loans, convertible securities, and U.S. Government securities.

To seek growth, the Portfolio invests mainly in common stocks of U.S. issuers that OpCap believes are undervalued in the marketplace. The Portfolio also invests in other equity securities, such as preferred stock and securities convertible into common stock. The Portfolio also buys corporate and government bonds, notes, and other debt securities for investment income, which can include securities below investment grade.

OpCap searches primarily for securities of established companies believed to be undervalued in the marketplace, in relation to factors such as a company's assets, earnings, growth potential and cash flows. This process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases.

OpCap allocates the Portfolio's investments among equity and debt securities after assessing the relative values of these different types of investments under prevailing market conditions. Within the parameters for stock and bond investments described above under normal market conditions, the Portfolio might hold stocks, bonds, and money market instruments in different proportions at different times. OpCap might increase the relative emphasis of investments in bonds and other fixed income securities, instead of stocks when it thinks that:

o common stocks in general appear to be overvalued,

o debt securities present better capital growth and income opportunities relative to common stocks because of declining interest rates or improved issuer credit quality, or

o it is desirable to maintain liquidity pending investment in equity securities to seek capital growth opportunities.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any non-money market fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                   Credit Risk
                               Industry Focus Risk
                               Interest Rate Risk
                             Market and Company Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and others risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio for the first full calendar year of operation. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The annual returns in the bar chart are for the ADV Class of the Portfolio.

Bar Chart

                        2002                     -21.46%

The best calendar quarter return since inception of the ADV Class of the Portfolio was 10.33% in the fourth quarter of 2002; the worst was -15.55% in the second quarter of 2002.

PERIODS ENDED DECEMBER 31, 2002

                                                      1 YEAR     SINCE INCEPTION

ING OpCap Balanced Value Portfolio (S Class)          -21.23%         -21.06%
ING OpCap Balanced Value Portfolio (ADV Class)        -21.46%         -21.27%
60% S&P 500 Index/40% LB Intermediate
   Government/Corporate Bond Index                     -9.33%          -8.34%
Morningstar Domestic Hybrid Average                    -9.71%          -8.44%*

    * Since December 1, 2001.

In the table, the S Class and ADV Class average annual total returns for the periods shown are compared to the 60% S&P 500 Index/40% LB Intermediate Government/Corporate Bond Index and the Morningstar Domestic Hybrid Average. The 60% S&P 500 Index/40% LB Intermediate Government/Corporate Bond Index is a combination of the S&P 500 Index and the LB Intermediate Government/Corporate Bond Index. The S&P 500 Index is an unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The LB Intermediate Government/Corporate Bond Index is an index made up of the Lehman Brothers Intermediate Government and Corporate Bond indexes, including U.S. Government Treasury and agency securities as well as corporate and Yankee bonds. The Morningstar Domestic Hybrid Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The S and ADV Class of the Portfolio commenced operations on December 10, 2001.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                        ING PIMCO TOTAL RETURN PORTFOLIO
         SUB-ADVISER: PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (PIMCO)

INVESTMENT OBJECTIVE

Maximum total return, consistent with capital preservation and prudent investment management

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its net assets plus borrowings for investment purposes in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls). The total return sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any non-money market fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                   Credit Risk
                                  Currency Risk
                                Derivatives Risk
                              Foreign Markets Risk
                               Interest Rate Risk
                                 Leveraging Risk
                                 Liquidity Risk
                             Market and Company Risk
                                  Mortgage Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and others risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The Portfolio commenced operations on May 1, 2002. Since the Portfolio does not have a full calendar year of operations, performance results have not been provided; however, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

                ING SALOMON BROTHERS AGGRESSIVE GROWTH PORTFOLIO
                 (FORMERLY ING MFS EMERGING EQUITIES PORTFOLIO)
           SUB-ADVISER: SALOMON BROTHERS ASSET MANAGEMENT INC (SABAM)

INVESTMENT OBJECTIVE

Long-term growth of capital

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily (at least 80% of its net assets under normal circumstances) in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of emerging growth companies. Emerging growth companies are either companies that SaBAM believes are early in their life cycle and have the potential to become major enterprises or are major enterprises whose rates of earnings growth and/or cash flow SaBAM believes will accelerate. The Portfolio's investments may include securities listed on a securities exchange or traded in the over the counter markets.

SaBAM selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio's manager and SaBAM's large group of equity research analysts.

The Portfolio may invest in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

The Portfolio has engaged and may engage in active and frequent trading to achieve its principal investment strategy.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any non-money market fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                  Currency Risk
                             Depositary Receipt Risk
                              Emerging Growth Risk
                              Emerging Markets Risk
                              Foreign Markets Risk
                            Issuer Concentration Risk
                             Market and Company Risk
                              Over the Counter Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and others risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The Fund introduced the S Class and ADV Class shares on December 10, 2001. Therefore, for periods prior to the S Class and ADV Class inception date, the performance information shown below for each class is the performance of the Initial Class (I Class) of the Portfolio, adjusted to reflect the operating expenses of the S Class and the ADV Class, respectively. The I Class of the Portfolio commenced operations on November 28, 1997, however the I Class is not offered in this Prospectus. The S Class and ADV Class would have substantially similar performance as the I Class because they invest in the same portfolio of securities. The performance will differ only to the extent that each class does not have the same operating expenses. The annual returns in the bar chart are for the ADV Class of the Portfolio.

Bar Chart

                        1998                      29.10%
                        1999                      50.31%
                        2000                     -29.35%
                        2001                     -25.78%
                        2002                     -35.59%

The best calendar quarter return since inception of the I Class of the Portfolio, adjusted to reflect the operating expenses of the ADV Class, was 33.76% in the fourth quarter of 1999; the worst was -31.38% in the third quarter of 2001.

PERIODS ENDED DECEMBER 31, 2002

                                               1 YEAR    5 YEAR  SINCE INCEPTION

Salomon Brothers Aggressive Growth Portfolio
   (S Class)                                   -35.46%   -7.86%       -7.93%
Salomon Brothers Aggressive Growth Portfolio
   (ADV Class)                                 -35.59%   -8.15%       -8.22%
Russell 3000 Growth Index                      -28.05%   -4.11%       -3.85%
S&P 500 Index                                  -22.28%   -0.63%       -0.24%
Morningstar Large Growth Fund Average          -27.77%   -2.72%       -1.83%*

    * Since December 1, 1997.

In the table, the S and ADV Class total average annual total returns for the periods shown are calculated using the I Class share returns through the commencement of operations of the S and ADV Class on December 10, 2001 and deducting the operating expenses of the S and ADV Class shares, respectively, and using the actual return of the S and ADV Class from December 10, 2001 to December 31, 2002. The S Class and ADV Class total returns are compared to the Russell 3000 Growth Index, the S&P 500 Index and the Morningstar Large Growth Fund Average. The Russell 3000 Growth Index measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market. The Standard & Poor's 500 Index (S&P 500 Index) is an unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Morningstar Large Growth Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. Prior to December 16, 2002, the Portfolio was managed by MFS and was known as the ING MFS Emerging Equities Portfolio.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                ING SALOMON BROTHERS FUNDAMENTAL VALUE PORTFOLIO
                (FORMERLY ING SALOMON BROTHERS CAPITAL PORTFOLIO)
           SUB-ADVISER: SALOMON BROTHERS ASSET MANAGEMENT INC (SABAM)

INVESTMENT OBJECTIVE

Capital appreciation

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible in common stocks, of companies SaBAM believes are undervalued in the marketplace. While SaBAM selects investments primarily for their capital appreciation potential, consideration may also be given to a company's dividend record and the potential for an improved dividend return. The Portfolio generally invests in securities of large, well-known companies, but may also invest a significant portion of its assets in securities of small to medium-sized companies when SaBAM believes smaller companies offer more attractive value opportunities. The Portfolio may invest in non-dividend paying common stocks.

The Portfolio may invest in investment grade fixed-income securities and may invest up to 20% of its net assets in non-convertible debt securities rated below investment grade or, if unrated, are of equivalent quality as determined by SaBAM. The Portfolio may invest without limit in convertible debt securities. The Portfolio emphasizes those convertible debt securities that offer the appreciation potential of common stocks. The Portfolio may also invest up to 20% of its assets in securities of foreign issuers. Additionally, the Portfolio may invest up to 10% of its assets in bank loans, including participation and assignments.

SaBAM employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, SaBAM uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, SaBAM looks for a positive catalyst in the company's near term outlook which SaBAM believes will accelerate earnings or improve the value of the company's assets. SaBAM also emphasizes companies in those sectors of the economy, which it believes are undervalued relative to other sectors.

When evaluating an individual stock, SaBAM looks for:

o Low market valuations measured by SaBAM's valuation models.
o Positive changes in earnings prospects because of factors such as:

     New, improved or unique products and services
     New or rapidly expanding markets for the company's products
     New management
     Changes in the economic, financial regulatory or political environment particularly affecting the company
     Effective research, product development and marketing
     A business strategy not yet recognized by the marketplace.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any non-money market fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                   Credit Risk
                                  Currency Risk
                                Derivatives Risk
                              Foreign Markets Risk
                               Interest Rate Risk
                             Market and Company Risk
                    Small and Mid-Capitalization Company Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and others risks of investing in the Portfolio.

The Portfolio is not diversified, which means that it may invest a higher percentage of its assets in any one issuer than a diversified fund would. This may magnify the Portfolio's losses from events affecting a particular issuer. However, SaBAM seeks to diversify the Portfolio's investments across industries, which may help reduce this risk.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio for the first full calendar year of operation. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The annual returns in the bar chart are for the ADV Class of the Portfolio.

Bar Chart

                        2002                     -24.79%

The best calendar quarter return since inception of the ADV Class of the Portfolio was 15.59% in the fourth quarter of 2002; the worst was 23.63% in the third quarter of 2002.

PERIODS ENDED DECEMBER 31, 2002

                                                      1 YEAR     SINCE INCEPTION

ING Salomon Brothers Fundamental Value Portfolio
   (S Class)                                          -24.62%        -22.71%
ING Salomon Brothers Fundamental Value Portfolio
   (ADV Class)                                        -24.79%        -22.88%
Russell 3000 Index                                    -21.55%        -17.52%
S&P 500 Index                                         -22.28%        -20.56%
Morningstar Mid Cap Blend Fund Average                -17.10%        -17.10%*
Morningstar Large Blend Fund Average                  -22.06%        -22.06%*

    * Since December 31, 2001.

In the table, the S Class and ADV Class average annual total returns for the periods shown are compared to the Russell 3000 Index, the S&P 500 Index, the Morningstar Mid Cap Blend Fund Average and the Morningstar Large Blend Fund Average. The Russell 3000 Index measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market. The S&P 500 (Standard & Poor's 500) Index is a value-weighted, unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Morningstar Mid Cap and Large Blend Fund Averages are each a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The S and ADV Class of the Portfolio commenced operations on December 10, 2001.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                 ING SALOMON BROTHERS INVESTORS VALUE PORTFOLIO
           SUB-ADVISER: SALOMON BROTHERS ASSET MANAGEMENT INC (SABAM)

INVESTMENT OBJECTIVE

Long-term growth of capital, and secondarily, current income

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily in common stocks of established U.S. companies. The Portfolio may also invest in other equity securities. To a lesser degree, the Portfolio invests in income producing securities such as debt securities. The Portfolio may also invest up to 20% of its assets in securities of foreign issuers.

SaBAM emphasizes individual security selection while diversifying the Portfolio's investments across industries, which may help to reduce risk. SaBAM focuses on established large capitalization companies (over $5 billion in market capitalization), seeking to identify those companies with solid growth potential at reasonable values. SaBAM employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any non-money market fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                                   Credit Risk
                                  Currency Risk
                                Derivatives Risk
                              Foreign Markets Risk
                               Interest Rate Risk
                             Market and Company Risk
                              Over the Counter Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and others risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio for the first full calendar year of operation. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The annual returns in the bar chart are for the ADV Class of the Portfolio.

Bar Chart

                        2002                     -23.08%

The best calendar quarter return since inception of the ADV Class of the Portfolio was 12.25% in the fourth quarter of 2002; the worst was -20.84% in the third quarter of 2002.

PERIODS ENDED DECEMBER 31, 2002

                                                      1 YEAR     SINCE INCEPTION

ING Salomon Brothers Investors Value Portfolio
   (S Class)                                          -22.84%        -21.81%
ING Salomon Brothers Investors Value Portfolio
   (ADV Class)                                        -23.08%        -22.09%
S&P 500 Index                                         -22.28%        -20.56%
S&P Barra Value Index                                 -20.85%        -18.69%
Morningstar Large Cap Value Average                   -18.89%        -15.93%*

    * Since December 1, 2001.

In the table, the S Class and ADV Class average annual total returns for the periods shown are compared to the S&P 500 Index, the S&P Barra Value Index and the Morningstar Large Cap Value Average. The S&P 500 Index is an unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The S&P Barra Value Index is a market-capitalization weighted index of stocks in the S&P 500 having lower price-to-book ratios. The Morningstar Large Cap Value Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The S and ADV Class of the Portfolio commenced operations on December 10, 2001.

The performance information shown does not reflect the impact of Qualified Plan variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                    ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO
              SUB-ADVISER: T. ROWE PRICE ASSOCIATES, INC. (T. ROWE)

INVESTMENT OBJECTIVE

Long-term capital growth, and secondarily, increasing dividend income

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily (at least 80% of its net assets under normal circumstances) in common stocks. The Portfolio concentrates its investments in growth companies. T. Rowe seeks investments in companies that have the ability to pay increasing dividends through strong cash flows and whose rates of earnings growth are considered above average. In addition, T. Rowe seeks companies with a lucrative niche in the economy that T. Rowe believes will give them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

The Portfolio may also purchase foreign stocks, hybrid securities, futures, and options, in keeping with its objectives. The Portfolio may have exposure to foreign currencies through its investment in foreign securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date. The Portfolio's investments in foreign securities are limited to 30% of total assets.

In pursuing its investment objective, the Fund's sub-adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's sub-adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Portfolio may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any non-money market fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                  Currency Risk
                                Derivatives Risk
                              Foreign Markets Risk
                                Growth Stock Risk
                             Market and Company Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and others risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The Fund introduced the S Class and ADV Class shares on December 10, 2001. Therefore, for periods prior to the S Class and ADV Class inception date, the performance information shown below for each class is the performance of the Initial Class (I Class) of the Portfolio, adjusted to reflect the operating expenses of the S Class and the ADV Class, respectively. The I Class of the Portfolio commenced operations on November 28, 1997, however the I Class is not offered in this Prospectus. The S Class and ADV Class would have substantially similar performance as the I Class because they invest in the same portfolio of securities. The performance will differ only to the extent that each class does not have the same operating expenses. The annual returns in the bar chart are for the ADV Class of the Portfolio.

Bar Chart

                        1998                      27.03%
                        1999                      21.75%
                        2000                      -0.61%
                        2001                     -10.78%
                        2002                     -23.50%

The best calendar quarter return since inception of the I Class of the Portfolio, adjusted to reflect the operating expenses of the ADV Class, was 22.51% in the fourth quarter of 1998; the worst was -15.93% in the third quarter of 2002.

PERIODS ENDED DECEMBER 31, 2002

                                               1 YEAR    5 YEAR  SINCE INCEPTION

ING T. Rowe Price Growth Equity
   Portfolio (S Class)                         -23.50%    1.17%        1.54%
ING T. Rowe Price Growth Equity
   Portfolio (ADV Class)                       -23.70%    0.88%        1.25%
S&P 500 Index                                  -22.28%   -0.63%       -0.24%
Morningstar Large Growth Fund Average          -27.77%   -2.72%       -1.83%

    * Since December 1, 1997.

In the table, the S and ADV Class average annual total returns for the periods shown are calculated using the I Class share returns through the commencement of operations of the S and ADV Class on December 10, 2001 and deducting the operating expenses of the S and ADV Class shares, respectively, and using the actual return of the S and ADV Class from December 10, 2001 to December 31, 2002. The S Class and ADV Class total returns are compared to the S&P 500 Index and the Morningstar Large Growth Fund Average. The Standard & Poor's 500 Index (S&P 500 Index) is an unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Morningstar Large Growth Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio.

The performance information shown does not reflect the impact of the variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                   ING UBS TACTICAL ASSET ALLOCATION PORTFOLIO
       SUB-ADVISER: UBS GLOBAL ASSET MANAGEMENT (US) INC. (UBS GLOBAL AM)

INVESTMENT OBJECTIVE

Total return, consisting of long-term capital appreciation and current income

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio allocates its assets between a stock portion that is designed to track the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) and a fixed income portion that consists of either U.S. Treasury notes with a remaining maturity of approximately five years or U.S. Treasury bills with remaining maturities of approximately 30 days.

UBS Global AM reallocates the Portfolio's assets in accordance with the recommendations of its own Tactical Allocation Model on the first business day of each month. The Tactical Allocation Model attempts to track the performance of the S&P 500 Index in periods of strong market performance. The Model attempts to take a more defensive posture by reallocating assets to bonds or cash when the Model signals a potential bear market, prolonged downturn in stock prices or significant loss in value. The Model can recommend stock allocations of 100%, 75%, 50%, 25% or 0%.

If the Tactical Allocation Model recommends a stock allocation of less than 100%, the Model also recommends a fixed income allocation for the remainder of the Portfolio's assets. The Model uses a bond risk premium determination to decide whether to recommend five-year U.S. Treasury notes or 30-day U.S. Treasury bills.

The Portfolio may (but is not required to) use options and futures and other derivatives to adjust its exposure to different asset classes or to maintain exposure to stocks or bonds while maintaining a cash balance for Portfolio management purposes. The Portfolio also may use these instruments to reduce the risk of adverse price movements while investing cash received when investors buy Portfolio shares, to facilitate trading and to reduce transaction costs.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                              Asset Allocation Risk
                                Derivatives Risk
                               Index Tracking Risk
                               Interest Rate Risk
                             Market and Company Risk
                                   Stock Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and others risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio for its first full calendar year of operation. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The annual returns in the bar chart are for the ADV Class of the Portfolio.

Bar Chart

                        2002                     -23.35%

The best calendar quarter return since inception of the ADV Class of the Portfolio was 7.88% in the fourth quarter of 2002; the worst was -17.59% in the third quarter of 2002.

PERIODS ENDED DECEMBER 31, 2002

                                                      1 YEAR     SINCE INCEPTION

ING UBS Tactical Asset Allocation Portfolio
   (S Class)                                          -23.13%        -22.65%
ING UBS Tactical Asset Allocation Portfolio
   (ADV Class)                                        -23.35%        -22.86%
S&P 500 Index                                         -22.28%        -20.56%
Morningstar Large Blend Fund Average                  -22.06%        -22.06%*

    * Since December 31, 2001.

In the table, the S Class and ADV Class average annual total returns for the periods shown are compared to the S&P 500 Index and the Morningstar Large Blend Fund Average. The Standard & Poor's 500 Index (S&P 500 Index) is an unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Morningstar Large Blend Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The S and ADV Class of the Portfolio commenced operations on December 10, 2001.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                        ING VAN KAMPEN COMSTOCK PORTFOLIO
                             SUB-ADVISER: VAN KAMPEN

INVESTMENT OBJECTIVE

Seeks capital growth and income

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio seeks to achieve its investment objective by investing in a portfolio of equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks. The Portfolio emphasizes a value style of investing seeking well-established, undervalued companies believed by Van Kampen to posses the potential for capital growth and income.

Portfolio securities are typically sold when Van Kampen's assessment of the capital growth and income potential for such securities materially changes. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers and may purchase and sell certain derivative instruments, such as options, futures and options on futures, for various portfolio management purposes. The Portfolio also may invest up to 10% of its total assets in high-quality short-term debt securities and investment grade corporate debt securities in order to provide liquidity.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any non-money market fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                  Currency Risk
                                Derivatives Risk
                              Foreign Markets Risk
                               Interest Rate Risk
                             Market and Company Risk
                    Small and Mid-Capitalization Company Risk
                                   Stock Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and others risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The Portfolio commenced operations on May 1, 2002. Since the Portfolio does not have a full calendar year of operations, performance results have not been provided; however, performance of similarly managed portfolios is presented in the "Performance" section of this Prospectus.

                           PORTFOLIO FEES AND EXPENSES

This table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Portfolios. Shareholders who acquire portfolio shares through a Qualified Plan, or insurance company separate account should refer to the applicable plan document, contract prospectus, prospectus summary or disclosure statement for a description of additional charges that may apply.

SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR INVESTMENT)

There are no fees or sales loads charged to your account when you buy or sell Portfolio shares.

                         SERVICE CLASS (S CLASS) SHARES
                       ANNUAL PORTFOLIO OPERATING EXPENSES
        (BASED ON ACTUAL EXPENSES INCURRED DURING THE MOST RECENT FISCAL
      YEAR THAT ARE DEDUCTED FROM ASSETS OF THE S CLASS OF EACH PORTFOLIO)

                                                      DISTRIBUTION                                    TOTAL ANNUAL
                                     MANAGEMENT FEE   (12B-1) FEES          OTHER EXPENSES         OPERATING EXPENSES
                                     --------------   ------------   ---------------------------   ------------------
                                                                        ADMIN.       SHAREHOLDER
                                                                     SERVICES FEE   SERVICES FEE
Alger Aggressive Growth                   .85%             --            .20%           .25%              1.30%
Alger Capital Appreciation*               .70%             --            .20%           .25%              1.15%
Alger Growth                              .80%             --            .20%           .25%              1.25%
American Century Small Cap Value*        1.00%             --            .30%**         .25%              1.55%
Baron Small Cap Growth*                   .85%             --            .35%**         .25%              1.45%
DSI Enhanced Index                        .60%             --            .20%           .25%              1.05%
Goldman Sachs(R) Capital Growth           .85%             --            .20%           .25%              1.30%
Goldman Sachs(R) Core Equity*             .70%             --            .20%           .25%              1.15%
JPMorgan Fleming International            .80%             --            .20%           .25%              1.25%
JPMorgan Mid Cap Value*                   .75%             --            .35%           .25%              1.35%
MFS Capital Opportunities                 .65%             --            .25%           .25%              1.15%
MFS Global Growth*                        .60%             --            .60%           .25%              1.45%
MFS Research Equity                       .70%             --            .15%           .25%              1.10%
OpCap Balanced Value                      .80%             --            .20%           .25%              1.25%
PIMCO Total Return*                       .50%             --            .35%           .25%              1.10%
Salomon Brothers Aggressive Growth        .69%             --            .13%           .25%              1.07%
Salomon Brothers Fundamental Value        .90%             --            .20%           .25%              1.35%
Salomon Brothers Investors Value          .80%             --            .20%           .25%              1.25%
T. Rowe Price Growth Equity               .60%             --            .15%           .25%              1.00%
UBS Tactical Asset Allocation             .90%             --            .20%           .25%              1.35%
Van Kampen Comstock*                      .60%             --            .35%           .25%              1.20%

*  Based on estimated expenses for the current fiscal year.
** ILIAC, the Administrator of the Fund, has contractually agreed to waive all or a portion of its administrative services fees and/or reimburse administrative expenses for the American Century Small Cap Value and the Baron Small Cap Growth Portfolios so that the Total Annual Operating Expenses for these Portfolios shall not exceed 1.55% and 1.45%, respectively, through April 30, 2004. Without this waiver, the Total Operating Expenses would be 1.65% for American Century Small Cap Value and 1.50% for Baron Small Cap Growth.

EXAMPLE

This example is intended to help you compare the cost of investing in S Class shares of the Portfolios with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the S Class shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the S Class' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
Alger Aggressive Growth               $132       $412        $713        $1568
Alger Capital Appreciation             117        365         633         1398
Alger Growth                           127        397         686         1511
American Century Small Cap Value       158        490         845         1845
Baron Small Cap Growth                 148        459         792         1735
DSI Enhanced Index                     107        334         579         1283
Goldman Sachs(R) Capital Growth        132        412         713         1568
Goldman Sachs(R) Core Equity           117        365         633         1398
JPMorgan Fleming International         127        397         686         1511
JPMorgan Mid Cap Value                 137        428         739         1624
MFS Capital Opportunities              117        365         633         1398
MFS Global Growth                      148        459         792         1735
MFS Research Equity                    112        350         606         1340
OpCap Balanced Value                   127        397         686         1511
PIMCO Total Return                     112        350         606         1340
Salomon Brothers Aggressive Growth     109        340         590         1306
Salomon Brothers Fundamental Value     137        428         739         1624
Salomon Brothers Investors Value       127        397         686         1511
T. Rowe Price Growth Equity            102        318         552         1225
UBS Tactical Asset Allocation          137        428         739         1624
Van Kampen Comstock                    122        381         660         1455

                        ADVISER CLASS (ADV CLASS) SHARES
                       ANNUAL PORTFOLIO OPERATING EXPENSES
        (BASED ON ACTUAL EXPENSES INCURRED DURING THE MOST RECENT FISCAL
     YEAR THAT ARE DEDUCTED FROM ASSETS OF THE ADV CLASS OF EACH PORTFOLIO)

                                                      DISTRIBUTION                                    TOTAL ANNUAL
                                     MANAGEMENT FEE   (12B-1) FEES          OTHER EXPENSES         OPERATING EXPENSES
                                     --------------   ------------   ---------------------------   ------------------
                                                                        ADMIN.       SHAREHOLDER
                                                                     SERVICES FEE   SERVICES FEE
Alger Aggressive Growth                   .85%            .25%           .20%           .25%              1.55%
Alger Capital Appreciation*               .70%            .25%           .20%           .25%              1.40%
Alger Growth                              .80%            .25%           .20%           .25%              1.50%
American Century Small Cap Value*        1.00%            .25%           .30%**         .25%              1.80%
Baron Small Cap Growth*                   .85%            .25%           .35%**         .25%              1.70%
DSI Enhanced Index                        .60%            .25%           .20%           .25%              1.30%
Goldman Sachs(R)  Capital Growth          .85%            .25%           .20%           .25%              1.55%
Goldman Sachs(R) Core Equity*             .70%            .25%           .20%           .25%              1.40%
JPMorgan Fleming International            .80%            .25%           .20%           .25%              1.50%
JPMorgan Mid Cap Value*                   .75%            .25%           .35%           .25%              1.60%
MFS Capital Opportunities                 .65%            .25%           .25%           .25%              1.40%
MFS Global Growth*                        .60%            .25%           .60%           .25%              1.70%
MFS Research Equity                       .70%            .25%           .15%           .25%              1.35%
OpCap Balanced Value                      .80%            .25%           .20%           .25%              1.50%
PIMCO Total Return*                       .50%            .25%           .35%           .25%              1.35%
Salomon Brothers Aggressive Growth        .69%            .25%           .13%           .25%              1.32%
Salomon Brothers Fundamental Value        .90%            .25%           .20%           .25%              1.60%
Salomon Brothers Investors Value          .80%            .25%           .20%           .25%              1.50%
T. Rowe Price Growth Equity               .60%            .25%           .15%           .25%              1.25%
UBS Tactical Asset Allocation             .90%            .25%           .20%           .25%              1.60%
Van Kampen Comstock*                      .60%            .25%           .35%           .25%              1.45%

*  Based on estimated expenses for the current fiscal year.
** ILIAC, the Administrator of the Fund, has contractually agreed to waive all or a portion of its administrative services fees and/or reimburse administrative expenses for the American Century Small Cap Value and the Baron Small Cap Growth Portfolios so that the Total Annual Operating Expenses for these Portfolios shall not exceed 1.80% and 1.70%, respectively, through April 30, 2004. Without this waiver, the Total Operating Expenses would be 1.90% for American Century Small Cap Value and 1.75% for Baron Small Cap Growth.

EXAMPLE

This example is intended to help you compare the cost of investing in ADV Class shares of the Portfolios with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the ADV Class shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the ADV Class' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
Alger Aggressive Growth               $158       $490        $845        $1845
Alger Capital Appreciation             143        443         766         1680
Alger Growth                           153        474         818         1791
American Century Small Cap Value       183        566         975         2116
Baron Small Cap Growth                 173        536         923         2009
DSI Enhanced Index                     132        412         713         1568
Goldman Sachs(R)  Capital Growth       158        490         845         1845
Goldman Sachs(R) Core Equity           143        443         766         1680
JPMorgan Fleming International         153        474         818         1791
JPMorgan Mid Cap Value                 163        505         871         1900
MFS Capital Opportunities              143        443         766         1680
MFS Global Growth                      173        536         923         2009
MFS Research Equity                    137        428         739         1624
OpCap Balanced Value                   153        474         818         1791
PIMCO Total Return                     137        428         739         1624
Salomon Brothers Aggressive Growth     134        418         723         1590
Salomon Brothers Fundamental Value     163        505         871         1900
Salomon Brothers Investors Value       153        474         818         1791
T. Rowe Price Growth Equity            127        397         686         1511
UBS Tactical Asset Allocation          163        505         871         1900
Van Kampen Comstock                    148        459         792         1735

                           SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Portfolio changes with the values of that Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio's portfolio as a whole are called "principal risks." The principal risks of each Portfolio are identified in the Fund Summaries and are described in this section. Each Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by a Portfolio can change over time.

ACTIVE OR FREQUENT TRADING RISK A Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

ASSET ALLOCATION RISK The MFS Global Growth Portfolio will allocate its investments among U.S. emerging growth companies, foreign growth companies, and emerging market companies based upon judgments made by MFS. The Portfolio could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines. The Tactical Allocation Model utilized by UBS Global AM for the UBS Tactical Asset Allocation Portfolio may not correctly predict the times to shift the Portfolio's assets from one type of investment to another.

CREDIT RISK A Portfolio's investment in non-investment grade debt securities involves credit risk because issuers of non-investment grade securities may be more likely to have difficulty making timely payments of interest or principal.

CURRENCY RISK Exposure to foreign currencies may cause the value of a Portfolio to decline in the event that the U.S. dollar strengthens against these currencies, or in the event that foreign governments intervene in the currency markets.

DEPOSITARY RECEIPT RISK A Portfolio may invest in depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

DERIVATIVES RISK Loss may result from a Portfolio's investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to the Portfolio. A Portfolio investing in a derivative instrument could lose more than the principal amount invested.

DSI PROPRIETARY STRATEGY RISK DSI's proprietary strategy may not result in outperformance of the designated index and may even result in underperformance.

EMERGING GROWTH RISK A Portfolio's performance is particularly sensitive to changes in the value of emerging growth companies. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in more established companies. A decline in the value of these types of securities may result in a decline in the Portfolio's net asset value and the value of your investment.

EMERGING MARKETS RISK Emerging markets are generally defined as countries in the initial states of their industrialization cycles with low per capita income. Investments in emerging markets securities involve all of the risks of investments in foreign securities, and also have additional risks, which are further described in the section of the prospectus entitled "Additional Information About Investment Strategies."

FOREIGN MARKETS RISK Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject. Some Portfolios limit foreign investments to securities denominated in U.S. dollars, these Portfolios are generally not subject to the risk of changes in currency valuations.

GEOGRAPHIC FOCUS RISK A Portfolio may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Portfolio's investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging market countries.

GROWTH STOCK RISK Securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

INDEX TRACKING RISK The Portfolio expects a close correlation between the performance of the portion of its assets allocated to stocks and that of the S&P 500 Index in both rising and falling markets. The performance of the Portfolio's stock investments, however, generally will not be identical to that of the Index because of the fees and expenses borne by the Portfolio and investor purchases and sales of Portfolio shares, which can occur daily.

INDUSTRY FOCUS RISK To the extent that a Portfolio is emphasizing investments in a particular industry, its shares may fluctuate in response to events affecting that industry. Stocks of issuers in a particular industry may be affected by changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others.

INTEREST RATE RISK A Portfolio's investment in debt securities involves risks relating to interest rate movement. If interest rates go up, the value of any debt securities held by the Portfolio will decline. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

ISSUER CONCENTRATION RISK Because a Portfolio may invest a relatively large percentage of its assets in a single issuer, a Portfolio's performance may be particularly sensitive to changes in the value of securities of these issuers.

LARGE POSITIONS RISK A Portfolio may establish significant positions in companies which the Sub-Adviser has the greatest conviction. If the stock price of one or more of the companies should decrease, it would have a big impact on the Portfolio's net asset value. The Portfolio's returns may be more volatile than those of a less concentrated portfolio.

LEVERAGING RISK Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, a Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's securities.

LIQUIDITY RISK Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. A Portfolio has the greatest exposure to liquidity risk due to its investments in foreign securities, derivatives, and securities with substantial market and credit risk.

MARKET AND COMPANY RISK The value of the securities in which the Portfolio invests may decline due to changing economic, political or market conditions here or abroad, changes in investor psychology, heavy institutional selling, or due to the financial condition of the company which issued the security.

MID CAP GROWTH RISK Securities of medium-sized companies may be more volatile than larger, more established companies owing to such factors as inexperienced management and limited financial resources.

MORTGAGE RISK Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgage sooner than expected. This can reduce the returns of a Portfolio because a Portfolio will have to reinvest that money at the lower prevailing interest rates.

OVER THE COUNTER RISK Equity securities that are traded over the counter may be more volatile than exchange-listed securities and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.

SMALL CAPITALIZATION COMPANY RISK Investment in small capitalization companies involves a substantial risk of loss. Small cap companies and the market for their equity securities are more likely to be more sensitive to changes in earnings results and investor expectations. These companies are also likely to have more limited product lines, capital resources, management depth and their securities trade less frequently and in more limited volumes than securities of larger companies.

SMALL AND MID-CAPITALIZATION COMPANY RISK Investment in small and mid-capitalization companies involves a substantial risk of loss. Small and mid cap companies and the market for their equity securities are more likely to be more sensitive to changes in earnings results and investor expectations. These companies are also likely to have more limited product lines, capital resources and management depth than larger companies.

STOCK RISK Stock prices have historically risen and fallen in periodic cycles. Recently, U.S. stock markets and certain foreign stock markets have experienced substantial price volatility.

               ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES

TEMPORARY DEFENSIVE INVESTMENT STRATEGY

Each Portfolio may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. The ING Alger Aggressive Growth, ING Alger Growth, ING Alger Capital Appreciation, ING American Century Small Cap Value, ING Baron Small Cap Growth and ING PIMCO Total Return Portfolios may each invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents for temporary defensive reasons. The ING MFS Capital Opportunities, ING MFS Global Growth, ING MFS Research Equity, ING Salomon Brothers Aggressive Growth, ING Salomon Brothers Fundamental Value, ING Salomon Brothers Investors Value and ING Van Kampen Comstock Portfolios may, for temporary defensive purposes, invest in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government securities and related repurchase agreements. ING OpCap Balanced Value may invest up to 100% of its assets in temporary defensive investments such as short-term U.S. Government securities and money market instruments including commercial paper, high quality corporate debt securities having a remaining maturity of one year or less, other short-term debt obligations, certificates of deposit, bankers' acceptances and repurchase agreements. ING DSI Enhanced Index and ING UBS Tactical Asset Allocation also may invest in other investment companies that invest exclusively in money market instruments for temporary defensive purposes. ING JP Morgan Fleming International Portfolio may, for temporary defensive purposes, invest all or a portion of its assets in Canadian or U.S. Government obligations or currencies, or securities of companies incorporated in and having their principal activities in Canada or the U.S. ING T. Rowe Price Growth Equity Portfolio may, for temporary defensive purposes, invest in short-term, high-quality, U.S. and foreign dollar-denominated money market securities, including repurchase agreements. It is impossible to accurately predict how long such alternative strategies may be utilized. During these times, a Portfolio may not achieve its investment goals.

For temporary defensive purposes, up to 100% of total assets of ING Goldman Sachs(R) Capital Growth and ING Goldman Sachs(R) Core Equity Portfolios may be invested in U.S. Government securities, repurchase agreements collateralized by U.S. Government Securities, commercial paper rated at least A-2 by S&P or P-2 by Moody's, CDs, bankers' acceptances, non-convertible preferred stocks or non-convertible corporate bonds with a remaining maturity of less than one year.

ING JPMorgan Mid Cap Value Portfolio may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including certain U.S. Government and U.S. Treasury securities, bank obligations, commercial paper and other short-term debt securities rated at the time of purchase in the top two categories by a nationally recognized statistical rating organization, and repurchase agreements involving the foregoing securities), shares of money market funds and cash. When the portfolio is investing for temporary defensive purposes, it is not pursuing its investment objective.

ACTIVE TRADING STRATEGY

Each Portfolio, except for the ING Baron Small Cap Growth, ING Salomon Brothers Investors Value and the ING JPMorgan Fleming International Portfolios may engage in active trading to achieve their investment goals. This may cause these Portfolios to realize higher capital gains as compared to a fund with less active trading, which could increase your tax liability unless you are purchasing shares through a tax-deferred retirement product. Frequent trading also increases transaction costs, which would lower these Portfolios' performance.

The types of securities in which the Portfolio invests and the investment techniques and practices in which the Portfolio may engage that are not principal investment strategies are discussed, together with their risks, in the Fund's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting the Fund (see back cover for address and phone number).

                     ING ALGER AGGRESSIVE GROWTH PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the Russell MidCap Growth Index or the S&P Mid Cap 400 Index. It focuses on midsize companies with promising growth potential.

                    ING ALGER CAPITAL APPRECIATION PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Portfolio invests primarily in the equity securities of any size which demonstrate promising growth potential. The Portfolio can leverage, that is, borrow money, to buy additional securities. By borrowing money, the Portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

                           ING ALGER GROWTH PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Portfolio invests primarily in the equity securities of large companies. The Portfolio considers a large company to have a market capitalization of $10 billion or greater. It focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management.

                 ING AMERICAN CENTURY SMALL CAP VALUE PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. American Century looks for stocks of companies that they believe are undervalued at the time of purchase. The portfolio manager uses a value investment strategy that looks for companies that are temporarily out of favor in the market. American Century attempts to purchase those stocks of under valued companies and hold them until they have returned to favor in the market and their stock prices have gone up.

Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, American Century looks for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies' stock prices or may be outside the companies' historical ranges.

Under normal market conditions, at least 80% of the Portfolio's net assets will be invested in equity securities of smaller companies. American Century considers smaller companies to include those with a market capitalization no bigger than that of the largest company in the S&P Small Cap 600 Index or the Russell 2000 Index. When American Century believes it is prudent, it may invest a portion of the Portfolio's assets in convertible debt securities, equity-equivalent securities, foreign securities, debt securities of companies, debt obligations of governments and their agencies, nonleveraged futures contracts and other similar securities. With regard to futures and similar derivative securities, American Century will not invest in a derivative security if it would be possible for the Portfolio to lose more money than it invested. A complete description regarding derivative securities is included in the Statement of Additional Information (referred to as the SAI.)

                      ING BARON SMALL CAP GROWTH PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. In making investment decisions for the Portfolio, BAMCO seeks securities that it believes have favorable price to value characteristics based on BAMCO's assessment of their prospects for future growth and profitability and the potential to increase in value at least 50% over two subsequent years. BAMCO seeks investments that are supported by long term demographic, economic and societal "mega-trends." BAMCO looks for the ability of a company to grow its business substantially within a four to five year period; special business niches that create unusually favorable business opportunities; sustainable barriers to competition; and strong management capabilities. BAMCO seeks to purchase these companies at what it perceives are attractive prices relative to projected future cash flows and asset values, before the companies' long-term business prospects are appreciated by other investors. The Portfolio may take large positions in the companies in which BAMCO has the greatest conviction.

                        ING DSI ENHANCED INDEX PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. The Portfolio seeks to achieve its investment objective by using DSI's proprietary enhanced S&P 500 strategy to invest in a selection of common stocks that are included in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). The Portfolio normally invests in approximately 250 to 500 stocks and weights its holdings of individual stocks based on DSI's proprietary enhanced S&P 500 strategy. Compared to the stock weightings in the S&P 500 Index, the Portfolio overweights stocks that its strategy ranks positively and underweights stocks that its strategy ranks negatively. Generally, the Portfolio gives stocks with a neutral ranking the same weight as in the S&P 500 Index.

The Portfolio may (but is not required to) use options, futures contracts and other derivatives. The Portfolio may use these instruments in strategies intended to simulate investment in the S&P 500 Index stocks while retaining a cash balance for fund management purposes. The Portfolio also may use these instruments to reduce the risk of adverse price movements while investing cash received when investors buy shares, to facilitate trading and to reduce transaction costs.

In selecting securities for the Portfolio, DSI seeks to add value to the Portfolio's portfolio through stock selection while managing the Portfolio's risk profile. DSI believes that:

o undervalued securities with improving fundamentals should outperform a given benchmark;
o during different market environments different factors can become more or less significant; and
o unintended deviations from the benchmark should be minimized.

In deciding which stocks to buy and sell for the Portfolio, DSI uses its proprietary enhanced S&P 500 strategy, which consists of an adaptive stock ranking model and a portfolio construction model. DSI has developed a quantitative, dynamic, bottom up, multi-factor model to rank the stocks in the S&P 500 Index, using relatively independent factors (such as earnings expectations, earnings growth, valuation, yield, return on equity and margins). DSI believes that these factors have varying influences during different phases of the stock market cycle and reevaluates the relative importance and weighting of each factor monthly. DSI applies this adaptive stock ranking model to the stocks in the S&P 500 Index, so that the relative rankings of these stocks may change from month to month.

The S&P 500 Index is composed of 500 common stocks that are selected by Standard & Poor's, a division of McGraw-Hill Companies, Inc. (S&P). Most of these 500 stocks trade on the New York Stock Exchange. These stocks represent approximately 75% of the market value of all U.S. common stocks but do not necessarily represent the largest companies. S&P selects the component stocks included in the S&P 500 Index with the aim of achieving a distribution that is representative of the various industry components of the U.S. market for common stocks. S&P also considers aggregate market value and trading activity in the selection process.

                 ING GOLDMAN SACHS(R) CAPITAL GROWTH PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Portfolio invests under normal circumstances at least 90% of its total assets in equity investments. The Portfolio seeks to achieve its investment objective by investing in a diversified portfolio of equity securities that are considered by GSAM to have long-term capital appreciation potential. Although the Portfolio invests primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

                   ING GOLDMAN SACHS(R) CORE EQUITY PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Portfolio invests, under normal circumstances, at least 90% of its total assets in a diversified portfolio of equity investments in U.S. issuers, including foreign companies that are traded in the United States. The Portfolio seeks to achieve its investment objective through a broadly diversified portfolio of large-cap and blue chip equity investments representing all major sectors of the U.S. economy.

The Portfolio's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Portfolio's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index. The Portfolio seeks a broad representation in most major industries and sectors of the U.S. economy.

                  ING JPMORGAN FLEMING INTERNATIONAL PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Portfolio invests primarily (at least 65% of its total assets) in the equity securities of foreign companies that JP Morgan believes have high growth potential. The Portfolio will normally invest in securities of at least three different countries other than the U.S. and will invest in securities in both developed and developing markets. The Portfolio will seek to invest in those companies that JP Morgan believes are best able to capitalize on the growth and changes taking place within and between various regions of the world. Typically, these are companies with leading or rapidly-developing business franchises, strong financial positions, and high quality management, capable of defining and implementing company strategies to take advantage of local, regional or global market changes.

The Portfolio also may invest in debt securities issued by foreign and U.S. companies, including non-investment grade debt securities.

                      ING JPMORGAN MID CAP VALUE PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. Fleming is a "bottom-up" manager and stock selection is based on company fundamentals. Fleming combines quantitative screening with proprietary fundamental analysis to construct the Portfolio's portfolio. Fleming uses a wide variety of sources and research companies. These sources include electronic screens, Fleming's relationship with over 70 national and regional brokerage firms and attendance at trade shows and conferences. The thrust of the research can be characterized by a three component analysis: financial, business and management. Essentially, historical financial data is used to build up a potential investment universe of companies that have met what Fleming considers to be the key criteria for financial success. Then, Fleming uses an overlay of more subjective current business and management analysis to form a view on future stock potential.

Fleming may sell a security due to a change in the company's fundamentals. A change in the original reason for purchase of the original investment may cause the security to be eliminated from the Portfolio. Fleming may sell a security due to opportunity cost. Typically, Fleming attempts to maintain a portfolio of not more than 100 securities. As a result, a new company may displace a current holding. Finally, Fleming may sell a security due to extreme over valuation. While Fleming will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential.

                    ING MFS CAPITAL OPPORTUNITIES PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Portfolio invests primarily in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The Portfolio focuses on companies, which MFS believes, have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.

MFS selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio's manager and MFS' large group of equity research analysts.

The Portfolio may invest in foreign securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

                        ING MFS GLOBAL GROWTH PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. The Portfolio invests at least 65% of its net assets in common stocks and related equity securities of companies in the following distinct market sectors: U.S. emerging growth companies, foreign growth companies and emerging market securities. U.S. emerging growth companies are often identified as companies that are major enterprises whose rates of earnings growth are expected to accelerate because of special factors such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment. MFS generally seeks to purchase foreign growth securities of companies with relatively large capitalizations relative to the market in which they are traded. Emerging market countries include any country determined to have an emerging market economy, taking into account a number of factors, including whether the country has a low-to-middle-income economy according to the International Bank of Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets.

A company's principal activities are determined to be located in a particular country if the company (a) is organized under the laws of, and maintains a principal office in a country, (b) has its principal securities trading market in a country, (c) derives 50% of its total revenues from goods sold or services performed in the country, or (d) has 50% or more of its assets in the country.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis performed by MFS through the Portfolio's manager and the large group of equity research analysts (such as an analysis of earnings, cash flows, competitive position and management's abilities).

                       ING MFS RESEARCH EQUITY PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Portfolio invests primarily in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The Portfolio focuses on companies that MFS believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flows, dominant or growing market share and superior management. The Portfolio may invest in companies of any size. The Portfolio's investments may include securities traded on securities exchanges or in the over the counter markets.

A committee of investment research analysts selects portfolio securities for the Portfolio. This committee includes investment analysts employed not only by MFS, but also by MFS investment advisory affiliates. The committee allocates the Portfolio's assets among various industries. Individual analysts then select what they view as the securities best suited to achieve the Portfolio's investment objective within their assigned industry responsibility.

The Portfolio may invest in foreign equity securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

                       ING OPCAP BALANCED VALUE PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. While the Portfolio does not limit its investments to issuers in a particular capitalization range, OpCap currently focuses on securities of mid-size and larger established companies.

In selecting securities for the Portfolio, OpCap uses a "value" approach to investing. OpCap searches primarily for securities of established companies believed to be undervalued in the marketplace, in relation to factors such as a company's assets, earnings, growth potential and cash flows. This process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases. Currently, the selection process for equity securities includes the following techniques:

o A "bottom up" analytical approach using fundamental research to focus on particular issuers before considering industry trends, by evaluating each issuer's characteristics, financial results and management.
o A search for securities of established companies believed to be undervalued and having a high return on capital, strong management committed to shareholder value, and positive cash flows.
o Ongoing monitoring of issuers for fundamental changes in the company that might alter OpCap's initial expectations about the security and might result in a decision to sell the security.

The Portfolio also may invest in corporate bond obligations, as well as government obligations and mortgage-related securities. Debt securities are selected primarily for their income possibilities and their relative emphasis in the Portfolio may be greater when the stock market is volatile. The Portfolio has no limit on the range of maturities of the debt securities it can buy. The debt securities that the Portfolio buys may be rated by nationally-recognized rating organizations or they may be unrated securities assigned a rating by OpCap. In addition, the Portfolio's investments in debt securities can be above or below investment grade in quality. A listing of the ratings definitions of the principal rating organizations is found in the Appendix to the Statement of Additional Information (referred to as the SAI).

                        ING PIMCO TOTAL RETURN PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. The Portfolio seeks maximum total return. The total return sought consists of both income earned on the Portfolio's investments and capital appreciation, if any, arising from increases in the market value of the Portfolio's holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.

In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and used other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

                ING SALOMON BROTHERS AGGRESSIVE GROWTH PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Portfolio invests in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of emerging growth companies. Emerging growth companies are either companies that SaBAM believes are early in their life cycle and have the potential to become major enterprises or are major enterprises whose rates of earnings growth and/or cash flow SaBAM believes will accelerate. The Portfolio's investments may include securities listed on a securities exchange or traded in the over the counter markets.

SaBAM selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio's manager and SaBAM's large group of equity research analysts.


                ING SALOMON BROTHERS FUNDAMENTAL VALUE PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. The Portfolio invests primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible in common stocks, of companies SaBAM believes are undervalued in the marketplace. While SaBAM selects investments primarily for their capital appreciation potential, consideration may also be given to a company's dividend record and the potential for an improved dividend return. The Portfolio generally invests in securities of large, well-known companies, but may also invest a significant portion of its assets in securities of small to medium-sized companies when SaBAM believes smaller companies offer more attractive value opportunities. The Portfolio may invest in non-dividend paying common stocks.

The Portfolio may invest in investment grade fixed-income securities and may invest up to 20% of its net assets in non-convertible debt securities rated below investment grade or, if unrated, are of equivalent quality as determined by SaBAM. The Portfolio may invest without limit in convertible debt securities. The Portfolio emphasizes those convertible debt securities that offer the appreciation potential of common stocks. The Portfolio may also invest up to 20% of its assets in securities of foreign issuers. Additionally, the Portfolio may invest up to 10% of its assets in bank loans, including participation and assignments.

SaBAM employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, SaBAM uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, SaBAM looks for a positive catalyst in the company's near term outlook which SaBAM believes will accelerate earnings or improve the value of the company's assets. SaBAM also emphasizes companies in those sectors of the economy, which it believes are undervalued relative to other sectors.

When evaluating an individual stock, SaBAM looks for:

o Low market valuations measured by SaBAM's valuation models.
o Positive changes in earnings prospects because of factors such as:

     New, improved or unique products and services
     New or rapidly expanding markets for the company's products
     New management
     Changes in the economic, financial regulatory or political environment particularly affecting the company
     Effective research, product development and marketing
     A business strategy not yet recognized by the marketplace.

                 ING SALOMON BROTHERS INVESTORS VALUE PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Portfolio invests primarily in common stocks of established U.S. companies. The Portfolio may also invest in other equity securities. To a lesser degree, the Portfolio invests in income producing securities such as debt securities. The Portfolio may also invest up to 20% of its assets in securities of foreign issuers.

SaBAM emphasizes individual security selection while diversifying the Portfolio's investments across industries, which may help to reduce risk. SaBAM focuses on established large capitalization companies (over $5 billion in market capitalization), seeking to identify those companies with solid growth potential at reasonable values. SaBAM employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.

In selecting individual companies for investment, the manager looks for:

o Long-term history of performance.
o Competitive market position.
o Competitive products and services
o Strong cash flow.
o High return on equity.
o Strong financial condition.
o Experienced and effective management.

The Portfolio may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps. The Portfolio does not use derivatives as a primary investment technique and generally limit their use to hedging against the economic impact of adverse changes in the market value of their portfolio securities due to changes in stock market prices, currency exchange rates or interest rates. However, the Portfolio also may use derivatives for any of the following purposes:

o As a substitute for buying or selling securities
o To enhance the Portfolio's return. This use may be considered speculative.

                   ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment strategy, the Portfolio invests primarily in common stocks. The Portfolio concentrates its investments in growth companies. T. Rowe normally (but not always) seeks to invest in companies that have the ability to pay increasing dividends through strong cash flows. T. Rowe generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

The Portfolio may also purchase foreign stocks, hybrid instruments, futures, and options, in keeping with its objectives. The Portfolio may have exposure to foreign currencies through its investment in foreign securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date. Portfolio investments in foreign securities are limited to 30% of total assets.

The Portfolio may sell securities for a variety of reasons such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

                  ING UBS TACTICAL ASSET ALLOCATION PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. The Portfolio allocates its assets between a stock portion that is designed to track the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) and a fixed income portion that consists of either U.S. Treasury notes with a remaining maturity of approximately five years or U.S. Treasury bills with remaining maturities of approximately 30 days.

UBS Global AM reallocates the Portfolio's assets in accordance with the recommendations of its own Tactical Allocation Model on the first business day of each month. The Tactical Allocation Model attempts to track the performance of the S&P 500 Index in periods of strong market performance. The Model attempts to take a more defensive posture by reallocating assets to bonds or cash when the Model signals a potential bear market, prolonged downturn in stock prices or significant loss in value. The Model can recommend stock allocations of 100%, 75%, 50%, 25% or 0%.

If the Tactical Allocation Model recommends a stock allocation of less than 100%, the Model also recommends a fixed income allocation for the remainder of the Portfolio's assets. The Model uses a bond risk premium determination to decide whether to recommend five-year U.S. Treasury notes or 30-day U.S. Treasury bills.

The Portfolio may (but is not required to) use options and futures and other derivatives to adjust its exposure to different asset classes or to maintain exposure to stocks or bonds while maintaining a cash balance for fund management purposes. UBS Global AM also may use these instruments to reduce the risk of adverse price movements while investing in cash received when investors buy fund shares, to facilitate trading and to reduce transaction costs.

                       ING VAN KAMPEN COMSTOCK PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. In selecting securities for investment, the Portfolio focuses primarily on the security's potential for capital growth and income. Van Kampen emphasizes a value style of investing seeking well-established, undervalued companies. Van Kampen generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change. The Portfolio's style presents a risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. The Portfolio may invest in issuers of small-, medium- or large-sized companies. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent Van Kampen invests in small- and medium-sized companies, the Portfolio may be subject to greater risk that that assumed through investment in securities of larger companies.

The Portfolio may dispose of a security whenever Van Kampen believes factors indicate it is desirable to do so. Such factors include a change in economic or market factors in general or with respect to a particular industry, a change in the market trend or other factors affecting an individual security, a change in the relative market performance or appreciation possibilities offered by an individual security and other circumstances bearing on the desirability of a given instrument.

                          MANAGEMENT OF THE PORTFOLIOS

INVESTMENT ADVISER. ING Life Insurance and Annuity Company (the Adviser) serves as the investment adviser for each of the Portfolios. The Adviser is a Connecticut insurance corporation with its principal offices at 151 Farmington Avenue, Hartford, Connecticut 06156, and is registered with the Securities and Exchange Commission (SEC) as an investment adviser. As of December 31, 2002, the Adviser managed over $2 billion in registered investment company assets. ING Life Insurance and Annuity Company is an indirect, wholly-owned subsidiary of ING Groep N.V., a global financial institution active in the fields of insurance, banking and asset management.

The Adviser, subject to the supervision of the Board of Directors of the Fund (the Directors, each a Director), acts as a "manager-of-managers" for the Fund, and oversees the Fund's day-to-day operations and manages the investments of each Portfolio. The Adviser generally delegates to sub-advisers the responsibility for day-to-day management of the investments of each Portfolio, subject to the Adviser's oversight, as is the case for each sub-adviser herein. The Adviser also recommends the appointment of additional or replacement Sub-Advisers to the Fund's Directors. The Fund and the Adviser have received exemptive relief from the SEC that permits the Adviser and the Fund to add or terminate Sub-Advisers without shareholder approval. For the fiscal year ended December 31, 2002, the Adviser received advisory fees, as a percentage of the average net assets of each Portfolio, from the following Portfolios:

PORTFOLIO                               FEE (AS A % OF AVERAGE DAILY NET ASSETS)

ING Alger Aggressive Growth                               0.85%
ING Alger Growth                                          0.80%
ING American Century  Small Cap Value                     1.00%
ING Baron Small Cap Growth                                0.85%
ING DSI Enhanced Index                                    0.60%
ING Goldman Sachs(R) Capital Growth                       0.85%
ING JPMorgan  Fleming International                       0.80%
ING JPMorgan Mid Cap Value                                0.75%
ING MFS Capital Opportunities                             0.65%
ING MFS Global Growth                                     0.60%
ING MFS Research Equity                                   0.70%
ING OpCap Balanced Value                                  0.80%
ING PIMCO Total Return                                    0.50%
ING Salomon Brothers Aggressive Growth                    0.69%
ING Salomon Brothers Fundamental Value                    0.90%
ING Salomon Brothers Investors Value                      0.80%
ING T. Rowe Price Growth Equity                           0.60%
ING UBS Tactical Asset Allocation                         0.90%
ING Van Kampen Comstock                                   0.60%

Each of the following Portfolios will pay the Adviser an annual advisory fee as a percentage of the average net assets of each Portfolio as set forth below:

PORTFOLIO                               FEE (AS A % OF AVERAGE DAILY NET ASSETS)

ING Alger Capital Appreciation                            0.70%
ING Goldman Sachs(R) Core Equity                          0.70%

The Adviser is responsible for all of its own costs, including costs of the Adviser's personnel required to carry out its investment advisory duties.

SUB-ADVISERS. ING Alger Aggressive Growth Portfolio, ING Alger Capital Appreciation Portfolio and ING Alger Growth Portfolio. The Adviser has engaged Fred Alger Management, Inc. (Alger), 111 Fifth Avenue, New York, New York 10003, as Sub-Adviser to ING Alger Aggressive Growth, ING Alger Capital Appreciation and ING Alger Growth Portfolios. Alger has been an investment adviser since 1964 and manages investments totaling $5 billion in mutual fund assets as well as $3.4 billion in other assets as of December 31, 2002.

Dan Chung and Dave Hyun are the individuals responsible for the day-to-day management of portfolio investments. Mr. Chung is Chief Investment Officer and Director of Research and has been employed by Alger since 1994. Mr. Hyun is Executive Vice President and Portfolio Manager and has been employed by Alger between January 1991 and June 2000, and rejoined the firm in September 2001. Mr. Hyun was a Portfolio Manager at Oppenheimer Funds between June 2000 and September 2001.

ING American Century Small Cap Value Portfolio. The Adviser has engaged American Century Investment Management, Inc., 4500 Main Street, Kansas City, Missouri, 64111, as Sub-Adviser to ING American Century Small Cap Value Portfolio. American Century has been an investment adviser since 1958 and as of December 31, 2002, American Century had over $72 billion in assets under management.

The Portfolio is co-managed by Benjamin Z. Giele and Kevin Laub. Mr. Giele, Vice President and Portfolio Manager, joined American Century as an Investment Analyst in 1998. Before joining American Century, he was an Investment Analyst at USAA Investment Management Company from June 1995 to May 1998. Mr. Laub, Portfolio Manager, joined American Century as an Investment Analyst in 1998. Before joining American Century, he was a senior auditor at Deloittee & Touche LLP, where he spent three years planning and supervising audits.

ING Baron Small Cap Growth Portfolio. The Adviser has engaged BAMCO, Inc. (BAMCO), 767 Fifth Avenue, New York, New York, 10153, a subsidiary of Baron Capital Group Inc., as Sub-Adviser to ING Baron Small Cap Growth Portfolio. BAMCO has been an investment adviser since March 6, 1987, and as of December 31, 2002, BAMCO had over $4.2 billion in assets under management.

Ronald Baron, founder, chief executive officer, chief investment officer and chairman of BAMCO is the Portfolio Manager of the Portfolio. Mr. Baron has been a portfolio manager since 1987 and has managed money for others since 1975.

ING DSI Enhanced Index Portfolio. The Adviser has engaged DSI International Management, Inc. (DSI), 301 Merritt 7, Norwalk, Connecticut 06851, as Sub-Adviser to ING DSI Enhanced Index Portfolio. DSI is an indirect, wholly-owned asset management subsidiary of UBS AG. DSI has been an investment adviser since 1970, and as of December 31, 2002, DSI had over $4 billion in assets under management.

DSI uses a team approach in its quantitative management of the Portfolio.

ING Goldman Sachs(R) Capital Growth Portfolio and ING Goldman Sachs(R) Core Equity Portfolio. The Adviser has engaged Goldman Sachs Asset Management, L.P.
(GSAM), a wholly-owned subsidiary of The Goldman Sachs Group, Inc., 32 Old Slip, New York, New York 10005, as Sub-Adviser to ING Goldman Sachs(R) Capital Growth Portfolio and ING Goldman Sachs(R) Core Equity Portfolio. GSAM is a part of the Investment Management Division (IMD) and an affiliate of Goldman, Sachs & Co. (Goldman Sachs). Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of Goldman Sachs, served as the Sub-Adviser. On or about April 26, 2003, GSAM assumed Goldman Sachs' sub-advisory responsibilities. As of December 31, 2002, GSAM, along with other units of IMD, had assets under management of $329.6 billion.

GSAM uses a team approach in its management of the ING Goldman Sachs(R) Capital Growth Portfolio, led by Herbert E. Ehlers. Mr. Ehlers, Managing Director, joined GSAM as a senior portfolio manager and Chief Investment Officer of the Growth Equity team in 1997. In addition, Steven M. Barry, Managing Director and Co-Chief Investment Officer, Gregory H. Ekizian, Managing Director and Co-Chief Investment Officer and David G. Shell, Managing Director and Co-Chief Investment Officer, also serve as portfolio managers for the ING Goldman Sachs(R) Capital Growth Portfolio. Mr. Barry joined GSAM as a portfolio manager in 1999. From 1988 to 1999, he was a portfolio manager at Alliance Capital Management. Mr. Ekizian joined GSAM as portfolio manager and Co-Chair of the Growth Investment Committee in 1997. Mr. Shell joined GSAM as a portfolio manager in 1997.

GSAM uses a team approach in its management of the ING Goldman Sachs(R) Core Equity Portfolio, led by Robert C. Jones. Mr. Jones, Managing Director, joined GSAM as a portfolio manager in 1989.

ING JPMorgan Fleming International Portfolio (formerly ING Scudder International Growth Portfolio). The Adviser has engaged J.P. Morgan Fleming Asset Management (London) Limited, (JPMorgan Fleming) as Sub-Adviser for the Portfolio. The principal business address of JPMorgan Fleming is 20 Finsbury Street, London, EC2Y 9AQ, United Kingdom. JPMorgan Fleming is a wholly owned subsidiary of J.P. Morgan Chase & Co., a bank holding company. As of December 31, 2002, JP Morgan Fleming and its affiliates had approximately $515 billion in assets under management.

Peter Harrison, James Fisher and Tim Leask are the individuals primarily responsible for the day-to-day management of the Portfolio's investments. Mr. Harrison is a managing director and head of JPMorgan Fleming's London-based Global Portfolios Group. An employee of JPMorgan Fleming since 1996, Mr. Harrison was previously head of UK specialist funds and in January 1998 became head of the Global Portfolios Group. James Fisher is a Managing Director and senior portfolio manager in the Global Portfolios Group. Mr. Fisher has worked at JPMorgan Fleming and its predecessor companies since 1985 in numerous investment roles. Tim Leask is a vice president and a client portfolio manager in the Global Portfolios Group. An employee of JPMorgan Fleming and its predecessor companies since January 1997, Mr. Leask was a client portfolio manager in the Global Emerging Markets Portfolio Group and a Managing Director of Fleming Ansa Merchant Bank, the Fleming Group's joint venture in Trinidad prior to his present position.

ING JPMorgan Mid Cap Value Portfolio. The Adviser has engaged Robert Fleming, Inc. (Fleming), 522 Fifth Avenue, New York, New York 10036, as Sub-Adviser to ING JPMorgan Mid Cap Value Portfolio. Fleming is a wholly owned subsidiary of J.P. Morgan Chase & Co., a bank holding company. Fleming has been an investment adviser since 1986, and as of December 31, 2002, Fleming, and its affiliates had approximately $515 billion in assets under management. Jonathan K. L. Simon and Larry Playford serve as Portfolio Managers of the Portfolio. Mr. Simon has worked as a portfolio manager with various affiliates of Fleming since 1980 and is currently Chief Investment Officer and a Director of Fleming. Mr. Playford, Vice President is a client portfolio manager in Fleming's U.S. Equity group. An employee since 1993, Mr. Playford was previously a client advisor at JPMorgan Private Bank, providing investment and financial planning advice to high net worth clients. Prior to this, he was a financial analyst, performing strategic planning and analysis for the firm's finance department.

ING MFS Capital Opportunities Portfolio, ING MFS Global Growth Portfolio and ING MFS Research Equity Portfolio. The Adviser has engaged Massachusetts Financial Services Company (MFS), 500 Boylston Street, Boston, Massachusetts 02116, as Sub-Adviser to the above mentioned Portfolios. MFS has been engaged in the investment management business since 1924 and is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect, wholly-owned subsidiary of Sun Life Financial Services of Canada, Inc. (a diversified financial services organization). Net assets under management of MFS were approximately $112.5 billion as of December 31, 2002.

S. Irfan Ali and Kenneth J. Enright serve as the management team for ING MFS Capital Opportunities Portfolio. S. Irfan Ali is a Senior Vice President and portfolio manager at MFS. Mr. Ali joined MFS as a research analyst in 1993 and earned his MBA from the Harvard Business School. Mr. Enright, a Senior Vice President of MFS, has been employed in the investment management area of MFS since 1986, since 1993 as a portfolio manager. Mr. Enright received his MBA from Babson College. He is a member of The Boston Security Analysts Society, Inc., and holds the Chartered Financial Analyst (CFA) designation.

ING MFS Global Growth Portfolio's assets are allocated by MFS among three market sectors: domestic (i.e. U.S.) growth companies; foreign developed markets (e.g. Western European countries) growth companies; and foreign emerging markets (e.g. South American and Central Pacific Rim countries) growth companies. David Antonelli, Senior Vice President and Director of the MFS International Equity Research Department makes the asset allocation decisions. Mr. Antonelli has been employed in the investment management area of MFS since 1991. Mr. Lathrop is the portfolio manager of the domestic growth companies portion of the Portfolio. Assets allocated to foreign emerging markets growth companies are managed by Nicholas Smithie. Mr. Smithie, a Vice President of MFS, has been employed in the investment management area of MFS since 1998 and became a portfolio manager of the foreign emerging markets portion of the portfolio in August 2002.

A team of investment research analysts selects the securities for the ING MFS Research Equity Portfolio. This team includes investment analysts employed not only by MFS but also by MFS' foreign investment advisory affiliates. The analysts acting together as a group allocate ING MFS Research Equity Portfolio's assets among industries. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the Portfolio's investment objective within their assigned industry responsibility.

ING OpCap Balanced Value Portfolio. The Adviser has engaged OpCap Advisors LLC (OpCap), 1345 Avenue of the Americas, New York, New York 10105-4800, as Sub-Adviser to ING OpCap Balanced Value Portfolio. OpCap is a wholly-owned subsidiary of Oppenheimer Capital. Oppenheimer Capital is a wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. OpCap has operated as an investment adviser to investment companies, institutions, and other investors since its organization in 1980, and as of December 31, 2002, OpCap or its parent, Oppenheimer Capital, advised accounts having assets in excess of $22 billion.

Colin Glinsman is the person primarily responsible for the day-to-day management of the Portfolio. Mr. Glinsman is Chief Executive Officer and Chief Investment Officer of Oppenheimer Capital, the immediate parent of OpCap. He has been a portfolio manager since December 1992 and prior to that he was a securities analyst for Oppenheimer Capital.

ING PIMCO Total Return Portfolio. The Adviser has engaged Pacific Investment Management LLC (PIMCO), 840 Newport Center Drive, Newport Beach, California 92660, as Sub-Adviser to ING PIMCO Total Return Portfolio. PIMCO has been an investment adviser since 1971, and as of December 31, 2002, PIMCO had approximately $304.6 billion in assets under management. William H. Gross, Chief Investment Officer of PIMCO, is head of the investment team which manages the Portfolio.

ING Salomon Brothers Aggressive Growth Portfolio (formerly ING MFS Emerging Equities Portfolio), ING Salomon Brothers Fundamental Value Portfolio (formerly ING Salomon Brothers Capital Portfolio) and ING Salomon Brothers Investors Value Portfolio. The Adviser has engaged Salomon Brothers Asset Management Inc (SaBAM), 399 Park Avenue, New York, NY 10022, as Sub-Adviser to ING Salomon Brothers Aggressive Growth Portfolio, ING Salomon Brothers Fundamental Value Portfolio and ING Salomon Brothers Investors Value Portfolio. SaBAM is a wholly-owned subsidiary of Citigroup, Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world. SaBAM has been an investment adviser since 1987, and as of December 31, 2002, SaBAM managed $34.2 billion in assets.

ING Salomon Brothers Aggressive Growth Portfolio is managed by a team of individuals employed by SaBAM.

John G. Goode and Peter J. Hable are primarily responsible for the day-to-day operation of the ING Salomon Brothers Fundamental Value Portfolio. Mr. Goode has been employed by Citigroup Inc. or its predecessor firms since 1969. With 33 years of business experience, he is a managing director of SaBAM. Mr. Hable, who has been employed by Citigroup Inc. or its predicessor firms since 1983, is a managing director of SaBAM.

John B. Cunningham and Mark McAllister are primarily responsible for the day-to-day operation of the ING Salomon Brothers Investors Value Portfolio. Mr. Cunningham joined SaBAM in 1995 and was appointed managing director in 2001. Mr. McAllister joined SaBAM in June 1999. Mr. McAllister was employed as an executive vice president and portfolio manager with JLW Capital Management, Inc. from March 1998 to May 1999 and as a vice president and equity analyst at Cohen & Steers Capital Management prior to 1998.

ING T. Rowe Price Growth Equity Portfolio. The Adviser has engaged T. Rowe Price Associates, Inc. (T. Rowe), 100 East Pratt Street, Baltimore, Maryland 21202 as Sub-Adviser to ING T. Rowe Price Growth Equity Portfolio. T. Rowe has been engaged in the investment management business since 1937. T. Rowe is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company. T. Rowe and its affiliates managed over $140.6 billion as of December 31, 2002, for over 8 million individual and institutional accounts. ING T. Rowe Price Growth Equity Portfolio is managed by a committee. The committee chairman, Robert W. Smith, has day-to-day responsibility for managing the ING T. Rowe Price Growth Equity Portfolio and works with the committee in developing and executing its investment program. Mr. Smith is a Vice President of T. Rowe and joined the firm in 1992 as an equity analyst. He has managed the T. Rowe Price Growth Stock Fund since 1997, as well as the U.S. stock portion of the T. Rowe Price Global Stock Fund since 1996.

ING UBS Tactical Asset Allocation Portfolio. The Adviser has engaged UBS Global Asset Management (US) Inc. (UBS Global AM), 51 West 52nd Street, New York, New York 10019-6114, as Sub-Adviser to ING UBS Tactical Asset Allocation Portfolio. UBS Global AM is an indirectly, wholly-owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Global AM has been an investment adviser since 1945, and as of December 31, 2002, UBS Global AM had over $72 billion in assets under management.

T. Kirkham Barneby is responsible for the asset allocation decisions for the Portfolio. Mr. Barneby is a managing director of quantitative investments of UBS Global AM and has been with the firm since 1994.

ING Van Kampen Comstock Portfolio. The Adviser has engaged Morgan Stanley Investment Management Inc. ("MSIM Inc."), 1221 Avenue of the Americas, New York, New York 10020, as Sub-Adviser to ING Van Kampen Comstock Portfolio. MSIM Inc. is a wholly-owned subsidiary of Morgan Stanley. MSIM Inc., together with its affiliated asset management companies, had approximately $376.2 billion in assets under management as of December 31, 2002. MSIM Inc. does business in certain instances (including in its role as sub-adviser to this Portfolio) under the name "Van Kampen."

ING Van Kampen Comstock Portfolio is managed by a team of portfolio managers. Current members of the team include B. Robert Baker, Jr., Managing Director, Jason S. Leder, Executive Director, and Kevin C. Holt, Executive Director.

Each Sub-Adviser, subject to the supervision of the Adviser and the Directors, is responsible for managing the assets of its respective Portfolio(s) in accordance with the Portfolio's investment objective and policies. Each Sub-Adviser pays the salaries and other related costs of personnel engaged in providing investment advice, including office space, facilities and equipment.

The Adviser has overall responsibility for monitoring the investment program maintained by each Sub-Adviser for compliance with applicable laws and regulations and the respective Portfolio's investment objective.

The Adviser pays each Sub-Adviser a fee at an annual rate based on the average daily net asset value of each Portfolio. The Adviser pays the sub-advisory fee out of its advisory fee.

                             PORTFOLIO DISTRIBUTION

Each Portfolio is distributed by ING Financial Advisers, LLC a member of the National Association of Securities Dealers, Inc. (NASD). To obtain information about NASD member firms and their associated person, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investment brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                             SHAREHOLDER INFORMATION

CLASSES OF SHARES

The Fund offers three classes of shares of each Portfolio, which are identical except for different expense variables, certain related rights and certain shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Two of the classes of each Portfolio, the Service Class (S Class) and Adviser Class (ADV Class) are offered pursuant to this prospectus.

The Fund has adopted a Shareholder Services Plan (the Service Plan) for the S Class and ADV Class shares of each Portfolio. The Service Plan allows the Fund's administrator, ING Life Insurance and Annuity Company, to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services relating to S Class or ADV Class shares and their shareholders including variable contract owners or plan participants with interest in the Portfolios. Under the Service Plan, a Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its S Class and ADV Class shares respectively.

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 (the Rule 12b-1 Plan) for the ADV Class shares of each Portfolio. The Rule 12b-1 Plan provides for a distribution fee, payable to ING Financial Advisers, LLC as the Fund's Distributor. ING Financial Advisers, LLC may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement as described under the Rule 12b-1 Plan. Under the Rule 12b-1 Plan, a Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its ADV Class shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NET ASSET VALUE

The net asset value per share (NAV) of each Portfolio is determined as of the later of 15 minutes following the close of the New York Stock Exchange or 4:15 p.m. Eastern time on each day that the New York Stock Exchange is open for trading. The New York Stock Exchange is generally open for trading every Monday through Friday, except for national holidays. Each Portfolio's NAV is computed by taking the total value of a Portfolio's securities, plus any cash or other assets (including dividends and interest accrued but not collected) and subtracting all liabilities (including accrued expenses), and dividing the total by the number of shares outstanding. Portfolio securities are valued primarily by independent pricing services, based on market quotations. Short-term debt instruments maturing in 60 days or less are valued at amortized cost which when combined with accrued interest approximates market value. Securities for which market quotations are not readily available are valued at their fair value in such manner as may be determined, from time to time, in good faith, by or under the authority of the Directors.

Sometimes, the price of a security trading on a foreign stock exchange may be affected by events that happen after that exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. Among other elements of analysis, the Board of Directors may authorize the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Pursuant to procedures adopted by the Board of Directors, the Portfolios are not obligated to use the fair valuations suggested by any research service, and valuations provided by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate. In addition, foreign securities may trade on days when shares of the Portfolios are not priced. As a result, the NAV of a Portfolio holding these securities may change on days when you would not be able to buy or sell Portfolio shares.

PRICING OF PORTFOLIO SHARES

Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive a day's price, your order must be received by the earlier of 4:00 p.m. Eastern time or the close of regular trading on the New York Stock Exchange. The Portfolios reserve the right to suspend the offering of shares, or to reject any specific purchase order. The Portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions of shares may be made only by separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans. Certain Portfolios may not be available as investment options in your variable annuity or life insurance contract or through your plan. Please refer to the prospectus for the appropriate insurance company separate account or your plan documents for information on how to direct investments in, or redemptions from an investment option corresponding to one of the Portfolios and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Fund's behalf.

It is possible that certain conflicts of interest may arise when shares of a Portfolio are purchased to fund both variable annuity and variable life insurance contracts (mixed funding). Conflicts also may arise if more than one insurance company purchases shares of a Portfolio (shared funding). The Adviser currently does not foresee any disadvantage to owners of variable annuity or variable life insurance contracts because of mixed or shared funding. The Directors, however, will monitor the Fund and the Portfolios in order to identify any material, irreconcilable conflicts of interest that may possibly arise, and to determine what action, if any, should be taken in response to any such conflicts. If such a conflict occurred, an insurance company participating in the Fund might be required to redeem the investment of one of more of its separate accounts from the Fund, which might force the Fund to sell securities at disadvantageous prices.

The Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolios to redeem those investments if the plan loses (or in the opinion of the Adviser, is at risk of losing) its qualified plan status.

DIVIDENDS

Dividends from net investment income are declared and paid by each Portfolio at least annually. Over the course of the year, accrued and paid dividends will equal all or substantially all of each Portfolio's net investment income. Each Portfolio will also pay dividends from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of a Portfolio at the NAV of such shares on the payment date, unless a participating insurance company's separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio's dividends may constitute a return of capital.

TAX MATTERS

Each Portfolio intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code), including requirements with respect to diversification of assets, distribution of income and sources of income. As a regulated investment company, a Portfolio generally will not be subject to tax on its ordinary income and net realized capital gains. Each Portfolio also intends to comply with the diversification requirements of
Section 817(h) of the Code for variable annuity and variable life insurance contracts so that the owners of these contracts should not be subject to federal tax on distributions of dividends and income from a Portfolio to the insurance company's separate accounts. Contract owners should review the prospectus for their variable annuity or variable life insurance contract for information regarding the tax consequences of purchasing a contract.

                                   PERFORMANCE

PERFORMANCE OF SIMILARLY MANAGED MUTUAL FUNDS. The ING Alger Aggressive Growth Portfolio, ING Alger Capital Appreciation Portfolio, ING Alger Growth Portfolio, ING American Century Small Cap Value Portfolio, ING Baron Small Cap Growth Portfolio, ING DSI Enhanced Index Portfolio, ING Goldman(R) Sachs Capital Growth Portfolio, ING Goldman(R) Sachs Core Equity Portfolio, ING JPMorgan Mid Cap Value Portfolio, ING MFS Global Growth Portfolio, ING OpCap Balanced Value Portfolio, ING PIMCO Total Return Portfolio, ING Salomon Brothers Aggressive Growth Portfolio, ING Salomon Brothers Fundamental Value Portfolio, ING Salomon Brothers Investors Value Portfolio, ING UBS Tactical Asset Allocation Portfolio and the ING Van Kampen Comstock Portfolio have substantially the same investment objective, policies and strategies as one or more existing mutual funds (Comparable Funds) that are either sold directly to the public on a retail basis or through variable products and that are advised by Alger, American Century, BAMCO, DSI, Goldman, Fleming, OpCap, PIMCO, SaBAM, UBS Global AM or Van Kampen, as the case may be. In the case of Van Kampen, the portfolio management team that manages the ING Van Kampen Comstock Portfolio also manages two Comparable Funds - Van Kampen Comstock Fund and Van Kampen Life Investment Trust Comstock Portfolio - in its capacity as portfolio managers of Van Kampen Asset Management, Inc., an affiliate of the Sub-Adviser. The portfolio managers of the ING Salomon Brothers Fundamental Value Portfolio also manage the Smith Barney Fundamental Value Fund, Inc. in their capacity as portfolio managers of Smith Barney Fund Management LLC, an affiliate of the Sub-Adviser.

While the above mentioned Portfolios are managed in a manner similar to that of the Comparable Funds presented, investors should be aware that the Portfolios are not the same funds and will not have the same performance. Investments made by the Portfolios at any given time may not be the same as those made by the Comparable Funds. Different performance will result due to factors such as differences in the cash flows into and out of the Portfolios, different fees and expenses, and differences in portfolio size and positions. In addition, you should note that the total operating expenses of the Comparable Funds are lower than the total operating expenses of each of the Portfolios. Therefore, the performance of the Comparable Funds would be negatively impacted if the total operating expenses of the Portfolios had been used to compute the Comparable Funds' performance.

The historical performance of the Comparable Funds is presented below. You should not consider the performance of the Comparable Funds as an indication of the future performance of a Portfolio. The performance figures shown below reflect the deduction of the historical fees and expenses paid by each Comparable Fund and not those to be paid by the Portfolio. THE FIGURES DO NOT REFLECT THE DEDUCTION OF ANY INSURANCE FEES OR CHARGES THAT ARE IMPOSED BY THE INSURANCE COMPANY IN CONNECTION WITH ITS SALE OF VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACTS. YOU SHOULD REFER TO THE SEPARATE ACCOUNT PROSPECTUSES, PROSPECTUS SUMMARY OR DISCLOSURE STATEMENT DESCRIBING THE VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACTS FOR INFORMATION PERTAINING TO THESE INSURANCE FEES AND CHARGES. THE INSURANCE SEPARATE ACCOUNT FEES WILL HAVE A DETRIMENTAL EFFECT ON THE PERFORMANCE OF THE PORTFOLIOS. The results shown below reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by each Portfolio to calculate its own performance. Performance is net of all other fees including sales load. Please be advised that although only one Comparable Fund may be shown for each ING portfolio, the sub-advisers of certain ING portfolios may manage substantially similar mutual funds, the performance of which is not shown.

The following table shows the average annual total return of the Comparable Funds for the stated periods ended March 31, 2003, as well as a comparison with the performance of the applicable benchmark.(1)

                                                                                                                  10 YEARS
                                                                                                                  (OR SINCE
                                                                            1 YEAR       3 YEARS      5 YEARS     INCEPTION)
Alger MidCap Growth Portfolio - Class B                                     -30.41%      -16.71%        1.65%       12.21%
(Comparable to ING Alger Aggressive Growth)
Russell MidCap Growth Index                                                 -26.10       -24.98        -4.01         6.79
S&P Mid Cap 400 Index                                                       -23.45        -5.39         3.27        11.19

Alger Capital Appreciation Portfolio - Class B                              -33.95       -30.83        -4.26        10.07
(Comparable to ING Alger Capital Appreciation)
Russell 3000 Growth Index                                                   -27.09       -25.54        -6.97         6.25
S&P 500 Index                                                               -24.76       -16.09        -3.77         8.53

Alger LargeCap Growth Portfolio - Class B                                   -34.83       -24.59        -4.52         7.98
(Comparable to ING Alger Growth)
Russell 1000 Growth Index                                                   -26.77       -25.64        -6.71         6.68
S&P 500 Index                                                               -24.76       -16.09        -3.77         8.53

American Century Small Cap Value Fund - INV Class                           -21.55        12.79          N/A        10.17
(Comparable to ING American Century Small Cap Value)
S&P BARRA 600 Value Index                                                   -28.59         1.52          N/A         6.25

Baron Capital Asset Fund - Class I                                          -21.52        -6.68          N/A        11.33
Baron Growth Fund                                                           -18.18        -3.20         3.97        15.99
(Comparable to ING Baron Small Cap Growth)
Russell 2000 Index                                                          -26.96       -11.00        -4.11         6.12

Goldman Sachs Capital Growth Fund - Class A                                 -25.49       -17.66        -3.52         8.21
(Comparable to ING Goldman Sachs(R) Capital Growth)
S&P 500 Index                                                               -24.76       -16.09        -3.77         8.53

Goldman Sachs CORE(SM) U.S. Equity Fund - Class A                           -23.29       -15.84        -4.43         7.84
(Comparable to ING Goldman Sachs(R) Core Equity)
S&P 500 Index                                                               -24.76       -16.09        -3.77         8.53

JPMorgan Mid Cap Value Fund                                                  -4.84        12.76        12.70        15.50
JPMorgan Mid Cap Value Portfolio- Variable Insurance Fund                    -7.23          N/A          N/A         6.56
(Comparable to ING JPMorgan Mid Cap Value)
Russell Mid Cap Value Index                                                 -19.66         1.53         0.18         9.71

MFS Global Growth Fund - Class A                                            -27.76       -22.82        -4.43         4.58
(Comparable to ING MFS Global Growth)
MSCI All Country World Free Index                                           -23.70       -18.03        -5.42         3.69

OpCap Advisors Mutual Fund Composite(2)                                     -18.34        -4.05         3.18        10.73
(Comparable to ING OpCap Balanced Value)
60% S&P 500 Index/40% LB Intermediate Government/Corporate Bond Index        -9.53        -4.77         3.14         8.98

PIMCO Total Return Fund - Class A                                             6.24         8.35         6.77         7.03
(Comparable to ING PIMCO Total Return)
Lehman Brothers Aggregate Bond Index                                         11.69         9.81         7.51         7.23

Smith Barney Aggressive Growth Fund - Class A                               -30.62       -14.88         7.01        14.12
Salamon Brothers Variable Emerging Growth Fund                              -28.61       -12.97        15.08        17.78
(Comparable to ING Salomon Brothers Aggressive Growth)
Russell 3000 Growth Index                                                   -27.09       -25.54        -6.97         6.25

Smith Barney Fundamental Value Fund - Class A                               -33.84       -13.86         0.06         7.99
(Comparable to ING Salomon Brothers Fundamental Value)
Russell 3000 Index                                                          -24.66       -15.84        -3.72         8.16

Salomon Brothers Investors Value Fund - Class A                             -30.12        -9.62        -2.35        10.10
Salomon Brothers Investors Value Fund - Class O                             -25.65        -7.55         0.94         9.96
(Comparable to ING Salomon Brothers Investors Value)
S&P BARRA 500 Value Index                                                   -26.19       -11.26        -4.09         7.81

UBS Enhanced S&P 500 - Class A(3)                                           -25.41          N/A          N/A       -16.83
(Comparable to ING DSI Enhanced Index)
S&P 500 Index                                                               -24.76       -16.09        -3.77         8.53

UBS Tactical Allocation Fund - Class A                                      -25.50       -14.33        -3.23         8.37
(Comparable to ING UBS Tactical Asset Allocation)
S&P 500 Index                                                               -24.76       -16.09        -3.77         8.53

Van Kampen Comstock Fund - (Class A)                                        -30.09        -2.29         0.44        11.28
(Comparable to ING Van Kampen Comstock)
S&P 500 Index                                                               -24.76       -16.09        -3.77         8.53
S&P BARRA 500 Value Index                                                   -26.19       -11.26        -4.09         7.81

(1) The Standard & Poor's 500 (S&P 500) Index is a value-weighted, unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The S&P Mid Cap 400 Index is a broad-based unmanaged capitalization weighted index of mid-capitalization companies. The S&P BARRA 600 Value Index consists of S&P 600 stocks chosen that have lower price/book ratios. The Russell MidCap Growth Index measures the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is a broad-based unmanaged capitalization weighted index of small capitalization companies. The Russell 1000 Growth Index is an index of common stocks designed to track performance of large capitalization companies with greater than average growth orientation. The Russell MidCap Value Index is the subset of the Russell MidCap Index, representing approximately 71% of the total market capitalization of the Russell MidCap Index. The Morgan Stanley Capital International (MSCI) All Country World Free Index is a broad based unmanaged index of developed country and emerging market equities. The Lehman Brothers Government/Corporate Bond Index is made up of the Lehman Brothers Government and Corporate Bond indexes including U.S. government treasury and agency securities as well as corporate and yankee bonds. The Lehman Brother Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. The Russell 3000 Index is a broad-based unmanaged capitalization weighted index of large capitalization companies. The Russell 3000 Growth Index measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market. The S&P BARRA 500 Value Index is constructed by dividing the stocks in the S&P 500 Index according to a single attribute of price-to-book ratio. The index contains companies with lower price-to-book ratios, and is capitalization weighted so that each stock is weighted in the appropriate index in proportion to its market value.
(2) Performance is based on a composite of all similarly managed mutual fund accounts.
(3) Fund is sub-advised by DSI.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Portfolio's financial performance for the period of its operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information for the year ended December 31, 2002 has been derived from each Portfolio's Financial Statements that were audited by KPMG LLP, independent auditors, whose report, along with the Fund's financial statements, are included in the annual report. The annual report is available upon request without charge by calling 1-800-262-3862.

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:

                                                                         CLASS S                             CLASS ADV
                                                          ------------------------------------  ------------------------------------
                                                                                PERIOD FROM                           PERIOD FROM
                                                                             DECEMBER 10, 2001                     DECEMBER 10, 2001
                                                                               (COMMENCEMENT                         (COMMENCEMENT
ING ALGER AGGRESSIVE                                          YEAR ENDED     OF OPERATIONS) TO      YEAR ENDED     OF OPERATIONS) TO
GROWTH PORTFOLIO                                          DECEMBER 31, 2002  DECEMBER 31, 2001  DECEMBER 31, 2002  DECEMBER 31, 2001
----------------                                          -----------------  -----------------  -----------------  -----------------
Net asset value, beginning of period ...................       $  7.29             $ 7.23            $  7.29           $  7.23
                                                               -------             ------            -------           -------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss .................................         (0.02)             (0.00)*            (0.07)            (0.01)
   Net realized and change in unrealized gain
      (loss) on investments, foreign currency and
      forward foreign currency exchange contracts ......         (2.18)              0.06              (2.14)             0.07
                                                               -------             ------            -------           -------
   Total income (loss) from investment operations ......         (2.20)              0.06              (2.21)             0.06
                                                               -------             ------            -------           -------
Net asset value, end of period .........................       $  5.09             $ 7.29            $  5.08           $  7.29
                                                               =======             ======            =======           =======
Total return ...........................................        (30.18)%             0.83%(1)         (30.32)%            0.83%(1)
Net assets, end of period (000's) ......................       $ 1,110             $   10            $71,775           $80,999
Ratio of total expenses to average net assets ..........          1.30%              1.30%(2)           1.55%             1.53%(2)
Ratio of net investment loss to average net assets .....         (0.90)%            (0.99)%(2)         (1.19)%           (1.28)%(2)
Portfolio turnover rate ................................        327.74%             58.25%(1)         327.74%            58.25%(1)

     (1) Not annualized.
     (2) Annualized.
      *  Rounds to less than $(0.01).

                                                                         CLASS S                             CLASS ADV
                                                          ------------------------------------  ------------------------------------
                                                                                PERIOD FROM                           PERIOD FROM
                                                                             DECEMBER 10, 2001                     DECEMBER 10, 2001
                                                                               (COMMENCEMENT                         (COMMENCEMENT
ING ALGER                                                     YEAR ENDED     OF OPERATIONS) TO      YEAR ENDED     OF OPERATIONS) TO
GROWTH PORTFOLIO                                          DECEMBER 31, 2002  DECEMBER 31, 2001  DECEMBER 31, 2002  DECEMBER 31, 2001
----------------                                          -----------------  -----------------  -----------------  -----------------
Net asset value, beginning of period ...................       $  9.85             $ 9.92            $  9.85           $  9.92
                                                               -------             ------            -------           -------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ........................         (0.01)              0.00*             (0.05)            (0.00)+
   Net realized and change in unrealized loss
      on investments, foreign currency and
      forward foreign currency exchange contracts ......         (3.24)             (0.07)             (3.22)            (0.07)
                                                               -------             ------            -------           -------
   Total loss from investment operations ...............         (3.25)             (0.07)             (3.27)            (0.07)
                                                               -------             ------            -------           -------
Net asset value, end of period .........................       $  6.60             $ 9.85            $  6.58           $  9.85
                                                               =======             ======            =======           =======
Total return ...........................................        (33.10)%            (0.71)%(1)        (33.20)%           (0.71)%(1)
Net assets, end of period (000's) ......................       $   321             $   10            $45,533           $38,319
Ratio of total expenses to average net assets ..........          1.25%              1.25%(2)           1.50%             1.48%(2)
Ratio of net investment income (loss) to average
   net assets ..........................................         (0.31)%             0.17%(2)          (0.65)%           (0.06)%(2)
Portfolio turnover rate ................................        245.27%              6.09%(1)         245.27%             6.09%(1)

     (1) Not annualized.
     (2) Annualized.
      *  Rounds to less than $0.01.
      +  Rounds to less than $(0.01).

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:

                                                                                             CLASS S             CLASS ADV
                                                                                        -----------------    -----------------
                                                                                           PERIOD FROM          PERIOD FROM
                                                                                           MAY 1, 2002          MAY 1, 2002
                                                                                          (COMMENCEMENT        (COMMENCEMENT
ING AMERICAN CENTURY                                                                    OF OPERATIONS) TO    OF OPERATIONS) TO
SMALL CAP VALUE PORTFOLIO                                                               DECEMBER 31, 2002    DECEMBER 31, 2002
-------------------------                                                               -----------------    -----------------
Net asset value, beginning of period ................................................        $ 10.00              $ 10.00
                                                                                             -------              -------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ............................................................           0.00*                0.00*
   Net realized and change in unrealized loss on investments, foreign currency and
      forward foreign currency exchange contracts ...................................          (1.85)               (1.86)
                                                                                             -------              -------
   Total loss from investment operations ............................................          (1.85)               (1.86)
                                                                                             -------              -------
LESS DISTRIBUTIONS:
   Net investment income ............................................................          (0.00)+              (0.01)
                                                                                             -------              -------
   Total distributions ..............................................................          (0.00)               (0.01)
                                                                                             -------              -------
Net asset value, end of period ......................................................        $  8.15              $  8.13
                                                                                             =======              =======
Total return(1) .....................................................................         (18.48)%             (18.62)%
Net assets, end of period (000's) ...................................................        $ 6,324              $   815
Ratio of total expenses to average net assets(2) ....................................           1.65%                1.90%
Ratio of net investment income to average net assets(2) .............................           0.09%                0.06%
Portfolio turnover rate(1) ..........................................................          70.04%               70.04%

     (1) Not annualized
     (2) Annualized
      *  Rounds to less than $0.01
      +  Rounds to less than $(0.01)

                                                                                             CLASS S             CLASS ADV
                                                                                        -----------------    -----------------
                                                                                           PERIOD FROM          PERIOD FROM
                                                                                           MAY 1, 2002          MAY 1, 2002
                                                                                          (COMMENCEMENT        (COMMENCEMENT
ING BARON SMALL                                                                         OF OPERATIONS) TO    OF OPERATIONS) TO
CAP GROWTH PORTFOLIO                                                                    DECEMBER 31, 2002    DECEMBER 31, 2002
--------------------                                                                    -----------------    -----------------
Net asset value, beginning of period ................................................        $ 10.00              $ 10.00
                                                                                             -------              -------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss ..............................................................          (0.06)               (0.02)
   Net realized and change in unrealized loss on investments, foreign currency and
      forward foreign currency exchange contracts ...................................          (1.18)               (1.24)
                                                                                             -------              -------
   Total loss from investment operations ............................................          (1.24)               (1.26)
                                                                                             -------              -------
Net asset value, end of period ......................................................        $  8.76              $  8.74
                                                                                             =======              =======
Total return(1) .....................................................................         (12.40)%             (12.60)%
Net assets, end of period (000's) ...................................................        $ 7,793              $ 2,131
Ratio of total expenses to average net assets(2) ....................................           1.50%                1.75%
Ratio of net investment loss to average net assets(2) ...............................          (1.23)%              (1.56)%
Portfolio turnover rate(1) ..........................................................          12.42%               12.42%

     (1) Not annualized
     (2) Annualized

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:

                                                                        CLASS S                              CLASS ADV
                                                          ------------------------------------  ------------------------------------
                                                                                PERIOD FROM                           PERIOD FROM
                                                                             DECEMBER 10, 2001                     DECEMBER 10, 2001
                                                                               (COMMENCEMENT                         (COMMENCEMENT
ING DSI ENHANCED                                              YEAR ENDED     OF OPERATIONS) TO      YEAR ENDED     OF OPERATIONS) TO
INDEX PORTFOLIO                                           DECEMBER 31, 2002  DECEMBER 31, 2001  DECEMBER 31, 2002  DECEMBER 31, 2001
---------------                                           -----------------  -----------------  -----------------  -----------------
Net asset value, beginning of period ...................       $  8.16            $  8.23            $  8.16            $ 8.23
                                                               -------            -------            -------            ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ...............................          0.05               0.00*              0.00*             0.00*
   Net realized and change in unrealized loss on
      investments, foreign currency and forward
      foreign currency exchange contracts ..............         (1.92)             (0.07)             (1.88)            (0.07)
                                                               -------            -------            -------            ------
   Total loss from investment operations ...............         (1.87)             (0.07)             (1.88)            (0.07)
                                                               -------            -------            -------            ------
LESS DISTRIBUTIONS:
   Net investment income ...............................         (0.00)+               --              (0.00)+              --
   Net realized gain on sale of investments ............         (0.00)+               --              (0.00)+              --
                                                               -------            -------            -------            ------
   Total distributions .................................         (0.00)                --              (0.00)               --
                                                               -------            -------            -------            ------
Net asset value, end of period .........................       $  6.29            $  8.16            $  6.28            $ 8.16
                                                               =======            =======            =======            ======
Total return ...........................................        (22.89)%            (0.85)%(1)        (23.03)%           (0.85)%(1)
Net assets, end of period (000's) ......................       $32,443            $43,927            $ 1,036            $   10
Ratio of total expenses to average net assets ..........          1.05%              1.05%(2)           1.30%             1.30%(2)
Ratio of net investment income to average net assets ...          0.57%              0.44%(2)           0.53%             0.17%(2)
Portfolio turnover rate ................................         59.73%              0.00%(1)#         59.73%             0.00%(1)#

     (1) Not annualized
     (2) Annualized
      *  Rounds to less than $0.01
      +  Rounds to less than $(0.01)
      #  Rounds to less than 0.01%

                                                                        CLASS S                              CLASS ADV
                                                          ------------------------------------  ------------------------------------
                                                                                PERIOD FROM                           PERIOD FROM
                                                                             DECEMBER 10, 2001                     DECEMBER 10, 2001
                                                                               (COMMENCEMENT                         (COMMENCEMENT
ING GOLDMAN SACHS(R)                                          YEAR ENDED     OF OPERATIONS) TO      YEAR ENDED     OF OPERATIONS) TO
CAPITAL GROWTH PORTFOLIO                                  DECEMBER 31, 2002  DECEMBER 31, 2001  DECEMBER 31, 2002  DECEMBER 31, 2001
------------------------                                  -----------------  -----------------  -----------------  -----------------
Net asset value, beginning of period ...................       $ 11.15           $  11.24            $ 11.15            $11.24
                                                               -------           --------            -------            ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ...............................         (0.01)              0.00*             (0.00)+           (0.00)+
   Net realized and change in unrealized loss on
      investments, foreign currency and forward
      foreign currency exchange contracts ..............         (2.76)             (0.09)             (2.74)            (0.09)
                                                               -------           --------            -------            ------
   Total loss from investment operations ...............         (2.77)             (0.09)             (2.74)            (0.09)
                                                               -------           --------            -------            ------
LESS DISTRIBUTIONS:
   Net investment income ...............................         (0.00)+               --              (0.00)+              --
                                                               -------           --------            -------            ------
   Total distributions .................................         (0.00)                --              (0.00)               --
                                                               -------           --------            -------            ------
Net asset value, end of period .........................       $  8.38           $  11.15            $  8.41            $11.15
                                                               =======           ========            =======            ======
Total return ...........................................        (24.84)%            (0.80)%(1)        (24.56)%           (0.80)%(1)
Net assets, end of period (000's) ......................       $78,023           $103,118            $ 4,124            $   10
Ratio of total expenses to average net assets ..........          1.30%              1.30%(2)           1.55%             1.55%(2)
Ratio of net investment income to average net assets ...         (0.08)%             0.07%(2)          (0.09)%           (0.03)%(2)
Portfolio turnover rate ................................         31.98%              1.11%(1)          31.98%             1.11%(1)

     (1) Not annualized
     (2) Annualized
      *  Rounds to less than $0.01
      +  Rounds to less than $(0.01)

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:

                                                                        CLASS S                              CLASS ADV
                                                          ------------------------------------  ------------------------------------
                                                                                PERIOD FROM                           PERIOD FROM
                                                                             DECEMBER 10, 2001                     DECEMBER 10, 2001
                                                              YEAR ENDED       (COMMENCEMENT        YEAR ENDED       (COMMENCEMENT
ING JP MORGAN FLEMING                                     DECEMBER 31, 2002  OF OPERATIONS) TO  DECEMBER 31, 2002  OF OPERATIONS) TO
INTERNATIONAL PORTFOLIO                                         (3)(4)       DECEMBER 31, 2001        (3)(4)       DECEMBER 31, 2001
-----------------------                                   -----------------  -----------------  -----------------  -----------------
Net asset value, beginning of period ...................       $ 10.04             $10.18            $ 10.03            $10.18
                                                               -------             ------            -------            ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ........................          0.02              (0.00)*            (0.04)            (0.00)*
   Net realized and change in unrealized loss on
      investments, foreign currency and forward
      foreign currency exchange contracts ..............         (1.86)             (0.14)             (1.81)            (0.15)
                                                               -------             ------            -------            ------
   Total loss from investment operations ...............         (1.84)             (0.14)             (1.85)            (0.15)
                                                               -------             ------            -------            ------
LESS DISTRIBUTIONS:
   Net investment income ...............................         (0.05)                 --             (0.05)               --
                                                               -------             ------            -------            ------
   Total distributions .................................         (0.05)                 --             (0.05)               --
                                                               -------             ------            -------            ------
Net asset value, end of period .........................       $  8.15             $10.04            $  8.13            $10.03
                                                               =======             ======            =======            ======
Total return ...........................................        (18.29)%            (1.38)%(1)        (18.48)%           (1.47)%(1)
Net assets, end of period (000's) ......................       $    18             $   10            $   485            $   10
Ratio of total expenses to average net assets ..........          1.25%              1.25%(2)           1.50%             1.50%(2)
Ratio of net investment income (loss) to average
   net assets ..........................................          0.24%             (0.34)%(2)         (0.45)%           (0.67)%(2)
Portfolio turnover rate ................................        173.74%             96.70%            173.74%            96.70%

     (1) Not annualized.
     (2) Annualized.
     (3) Net investment income per share was computed using average shares outstanding.
     (4) Prior to December 16, 2002, the Portfolio was managed by Deutsche Asset Management Investment Services Ltd. and Deutsche Investment Management Americas, Inc. and its predecessors, and was known as the ING Scudder International Growth Portfolio.
      *  Rounds to less than $(0.01).

                                                                                             CLASS S             CLASS ADV
                                                                                        -----------------    -----------------
                                                                                           PERIOD FROM          PERIOD FROM
                                                                                           MAY 1, 2002          MAY 1, 2002
                                                                                          (COMMENCEMENT        (COMMENCEMENT
ING JPMORGAN                                                                            OF OPERATIONS) TO    OF OPERATIONS) TO
MID CAP VALUE PORTFOLIO                                                                 DECEMBER 31, 2002    DECEMBER 31, 2002
-----------------------                                                                 -----------------    -----------------
Net asset value, beginning of period ................................................         $10.00               $10.00
                                                                                              ------               ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ............................................................           0.02                 0.01
   Net realized and change in unrealized loss on investments, foreign currency and
      forward foreign currency exchange contracts ...................................          (0.77)               (0.77)
                                                                                              ------               ------
   Total loss from investment operations ............................................          (0.75)               (0.76)
                                                                                              ------               ------
LESS DISTRIBUTIONS:
   Net investment income ............................................................          (0.02)               (0.02)
                                                                                              ------               ------
   Total distributions ..............................................................          (0.02)               (0.02)
                                                                                              ------               ------
Net asset value, end of period ......................................................         $ 9.23               $ 9.22
                                                                                              ======               ======
Total return ........................................................................          (7.53)%(1)           (7.64)%(1)
Net assets, end of period (000's) ...................................................         $6,027               $  331
Ratio of total expenses to average net assets .......................................           1.35%(2)             1.60%(2)
Ratio of net investment income to average net assets ................................           0.35%(2)             0.26%(2)
Portfolio turnover rate .............................................................          30.55%(1)            30.55%(1)

     (1) Not annualized.
     (2) Annualized.

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:

                                                                        CLASS S                              CLASS ADV
                                                          ------------------------------------  ------------------------------------
                                                                                PERIOD FROM                           PERIOD FROM
                                                                             DECEMBER 10, 2001                     DECEMBER 10, 2001
                                                              YEAR ENDED       (COMMENCEMENT        YEAR ENDED       (COMMENCEMENT
ING MFS CAPITAL                                           DECEMBER 31, 2002  OF OPERATIONS) TO  DECEMBER 31, 2002  OF OPERATIONS) TO
OPPORTUNITIES PORTFOLIO                                          (3)         DECEMBER 31, 2001         (3)         DECEMBER 31, 2001
-----------------------                                   -----------------  -----------------  -----------------  -----------------
Net asset value, beginning of period ...................       $ 27.11            $ 27.21            $ 27.11           $ 27.21
                                                               -------            -------            -------           -------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ........................          0.02              (0.00)*            (0.01)            (0.01)
   Net realized and change in unrealized loss on
      investments, foreign currency and forward
      foreign currency exchange contracts ..............         (8.24)             (0.10)             (8.26)            (0.09)
                                                               -------            -------            -------           -------
   Total loss from investment operations ...............         (8.22)             (0.10)             (8.27)            (0.10)
                                                               -------            -------            -------           -------
Net asset value, end of period .........................       $ 18.89            $ 27.11            $ 18.84           $ 27.11
                                                               =======            =======            =======           =======
Total return ...........................................        (30.35)%            (0.37)%(1)        (30.51)%           (0.37)%(1)
Net assets, end of period (000's) ......................       $    80            $    10            $    54           $    10
Ratio of total expenses to average net assets ..........          1.15%              1.15%(2)           1.40%             1.40%(2)
Ratio of net investment income (loss) to average
   net assets ..........................................          0.08%             (0.03)%(2)         (0.06)%           (0.33)%(2)
Portfolio turnover rate ................................        151.07%            105.61%            151.07%           105.61%

     (1) Not annualized.
     (2) Annualized.
     (3) Net investment income per share was computed using average shares outstanding.
      *  Rounds to less than $(0.01).

                                                                                             CLASS S             CLASS ADV
                                                                                        -----------------    -----------------
                                                                                           PERIOD FROM          PERIOD FROM
                                                                                           MAY 1, 2002          MAY 1, 2002
                                                                                          (COMMENCEMENT        (COMMENCEMENT
ING MFS GLOBAL                                                                          OF OPERATIONS) TO    OF OPERATIONS) TO
GROWTH PORTFOLIO                                                                        DECEMBER 31, 2002    DECEMBER 31, 2002
----------------                                                                        -----------------    -----------------
Net asset value, beginning of period ................................................        $ 10.00              $ 10.00
                                                                                             -------              -------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) .....................................................           0.00*               (0.01)
   Net realized and change in unrealized loss on investments, foreign currency and
      forward foreign currency exchange contracts ...................................          (1.61)               (1.61)
                                                                                             -------              -------
   Total loss from investment operations ............................................          (1.61)               (1.62)
                                                                                             -------              -------
Net asset value, end of period ......................................................        $  8.39              $  8.38
                                                                                             =======              =======
Total return ........................................................................         (16.10)%(1)          (16.20)%(1)
Net assets, end of period (000's) ...................................................        $ 8,516              $   665
Ratio of total expenses to average net assets .......................................           1.45%(2)             1.70%(2)
Ratio of net investment income (loss) to average net assets .........................           0.07%(2)            (0.43)%(2)
Portfolio turnover rate .............................................................          87.08%(1)            87.08%(1)

     (1) Not annualized.
     (2) Annualized.
      *  Rounds to less than $0.01.

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:

                                                                        CLASS S                              CLASS ADV
                                                          ------------------------------------  ------------------------------------
                                                                                PERIOD FROM                           PERIOD FROM
                                                                             DECEMBER 10, 2001                     DECEMBER 10, 2001
                                                                               (COMMENCEMENT                         (COMMENCEMENT
ING MFS                                                       YEAR ENDED     OF OPERATIONS) TO      YEAR ENDED     OF OPERATIONS) TO
RESEARCH PORTFOLIO                                        DECEMBER 31, 2002  DECEMBER 31, 2001  DECEMBER 31, 2002  DECEMBER 31, 2001
------------------                                        -----------------  -----------------  -----------------  -----------------
Net asset value, beginning of period ...................       $  8.10             $ 8.12            $  8.10            $ 8.12
                                                               -------             ------            -------            ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ........................          0.01              (0.00)*             0.02             (0.00)*
   Net realized and change in unrealized loss on
      investments, foreign currency and forward
      foreign currency exchange contracts ..............         (2.05)             (0.02)             (2.07)            (0.02)
                                                               -------             ------            -------            ------
   Total loss from investment operations ...............         (2.04)             (0.02)             (2.05)            (0.02)
                                                               -------             ------            -------            ------
LESS DISTRIBUTIONS:
   Net investment income ...............................         (0.01)                --              (0.01)               --
                                                               -------             ------            -------            ------
   Total distributions .................................         (0.01)                --              (0.01)               --
                                                               -------             ------            -------            ------
Net asset value, end of period .........................       $  6.05             $ 8.10            $  6.04            $ 8.10
                                                               =======             ======            =======            ======
Total return ...........................................        (25.15)%            (0.25)%(1)        (25.29)%           (0.25)%(1)
Net assets, end of period (000's) ......................       $     8             $   10            $    39            $   10
Ratio of total expenses to average net assets ..........          1.09%              1.09%(2)           1.34%             1.34%(2)
Ratio of net investment income (loss) to average net
   assets ..............................................          0.26%             (0.17)%(2)          0.29%            (0.33)%(2)
Portfolio turnover rate ................................        105.62%             91.72%            105.62%            91.72%

     (1) Not annualized
     (2) Annualized
      *  Round to less than $(0.01)

                                                                        CLASS S                              CLASS ADV
                                                          ------------------------------------  ------------------------------------
                                                                                PERIOD FROM                           PERIOD FROM
                                                                             DECEMBER 10, 2001                     DECEMBER 10, 2001
                                                                               (COMMENCEMENT                         (COMMENCEMENT
ING OPCAP BALANCED                                            YEAR ENDED     OF OPERATIONS) TO      YEAR ENDED     OF OPERATIONS) TO
VALUE PORTFOLIO                                           DECEMBER 31, 2002  DECEMBER 31, 2001  DECEMBER 31, 2002  DECEMBER 31, 2001
---------------                                           -----------------  -----------------  -----------------  -----------------
Net asset value, beginning of period ...................      $  12.40           $  12.55            $ 12.40            $12.55
                                                              --------           --------            -------            ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ...............................          0.23               0.00*              0.05              0.00*
   Net realized and change in unrealized loss on
      investments, foreign currency and forward
      foreign currency exchange contracts ..............         (2.86)             (0.15)             (2.71)            (0.15)
                                                              --------           --------            -------            ------
   Total loss from investment operations ...............         (2.63)             (0.15)             (2.66)            (0.15)
                                                              --------           --------            -------            ------
LESS DISTRIBUTIONS:
   Net investment income ...............................         (0.01)                --              (0.01)                --
   Net realized gain on sale of investments ............         (0.12)                --              (0.12)                --
                                                              --------           --------            -------            ------
   Total distributions .................................         (0.13)                --              (0.13)                --
                                                              --------           --------            -------            ------
Net asset value, end of period .........................      $   9.64           $  12.40            $  9.61            $12.40
                                                              ========           ========            =======            ======
Total return ...........................................        (21.23)%            (1.20)%(1)        (21.46)%           (1.20)%(1)
Net assets, end of period (000's) ......................      $102,619           $143,306            $ 1,756            $   10
Ratio of total expenses to average net assets ..........          1.25%              1.27%(2)           1.50%             1.50%(2)
Ratio of net investment income to average net assets ...          1.85%              0.52%(2)           1.40%             0.21%(2)
Portfolio turnover rate ................................        133.43%              7.53%(1)         133.43%             7.53%(1)

     (1) Not annualized
     (2) Annualized
      *  Rounds to less than $0.01

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:

                                                                                             CLASS S             CLASS ADV
                                                                                        -----------------    -----------------
                                                                                           PERIOD FROM          PERIOD FROM
                                                                                           MAY 1, 2002          MAY 1, 2002
                                                                                          (COMMENCEMENT        (COMMENCEMENT
ING PIMCO                                                                               OF OPERATIONS) TO    OF OPERATIONS) TO
TOTAL RETURN PORTFOLIO                                                                  DECEMBER 31, 2002    DECEMBER 31, 2002
----------------------                                                                  -----------------    -----------------
Net asset value, beginning of period ................................................        $ 10.00              $ 10.00
                                                                                             -------              -------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ............................................................           0.14                 0.07
   Net realized and change in unrealized gain on investments, foreign currency and
      forward foreign currency exchange contracts ...................................           0.67                 0.72
                                                                                             -------              -------
   Total income from investment operations ..........................................           0.81                 0.79
                                                                                             -------              -------
LESS DISTRIBUTIONS:
   Net investment income ............................................................          (0.15)               (0.15)
   Net realized gain on sale of investments .........................................          (0.11)               (0.11)
                                                                                             -------              -------
   Total distributions ..............................................................          (0.26)               (0.26)
                                                                                             -------              -------
Net asset value, end of period ......................................................        $ 10.55              $ 10.53
                                                                                             =======              =======
Total return(1) .....................................................................           8.07%                7.88%
Net assets, end of period (000's) ...................................................        $25,186              $ 4,880
Ratio of total expenses to average net assets(2) ....................................           1.10%                1.35%
Ratio of net investment income to average net assets(2) .............................           2.60%                2.40%
Portfolio turnover rate(1) ..........................................................         419.33%              419.33%

     (1) Not annualized.
     (2) Annualized.

                                                                        CLASS S                              CLASS ADV
                                                          ------------------------------------  ------------------------------------
                                                                                PERIOD FROM                           PERIOD FROM
                                                                             DECEMBER 10, 2001                     DECEMBER 10, 2001
                                                              YEAR ENDED       (COMMENCEMENT        YEAR ENDED       (COMMENCEMENT
ING SALOMON BROTHERS                                      DECEMBER 31, 2002  OF OPERATIONS) TO  DECEMBER 31, 2002  OF OPERATIONS) TO
AGGRESSIVE GROWTH PORTFOLIO                                      (3)         DECEMBER 31, 2001         (3)         DECEMBER 31, 2001
---------------------------                               -----------------  -----------------  -----------------  -----------------
Net asset value, beginning of period ...................       $ 40.72            $ 41.09            $ 40.71           $ 41.09
                                                               -------            -------            -------           -------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss .................................         (0.18)             (0.01)             (0.25)            (0.02)
   Net realized and change in unrealized loss on
      investments, foreign currency and forward
      foreign currency exchange contracts ..............        (14.26)             (0.36)            (14.24)            (0.36)
                                                               -------            -------            -------           -------
   Total loss from investment operations ...............        (14.44)             (0.37)            (14.49)            (0.38)
                                                               -------            -------            -------           -------
Net asset value, end of period .........................       $ 26.28            $ 40.72            $ 26.22           $ 40.71
                                                               =======            =======            =======           =======
Total return ...........................................        (35.46)%            (0.90)%(1)        (35.59)%            0.92%(1)
Net assets, end of period (000's) ......................       $     7            $    10            $   489           $    10
Ratio of total expenses to average net assets ..........          1.07%              1.04%(2)           1.32%             1.29%(2)
Ratio of net investment loss to average net assets .....         (0.57)%            (0.50)%(2)         (0.76)%           (0.66)%(2)
Portfolio turnover rate ................................        174.11%            159.72%            174.11%           159.72%

     (1) Not annualized.
     (2) Annualized.
     (3) Prior to December 16, 2002, the Portfolio was managed by Massachusetts Financial Services Company ("MFS") and was known as the ING MFS Emerging Equities Portfolio.

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:

                                                                        CLASS S                              CLASS ADV
                                                          ------------------------------------  ------------------------------------
                                                                                PERIOD FROM                           PERIOD FROM
                                                                             DECEMBER 10, 2001                     DECEMBER 10, 2001
                                                                               (COMMENCEMENT                         (COMMENCEMENT
ING SALOMON BROTHERS                                          YEAR ENDED     OF OPERATIONS) TO      YEAR ENDED     OF OPERATIONS) TO
CAPITAL PORTFOLIO                                         DECEMBER 31, 2002  DECEMBER 31, 2001  DECEMBER 31, 2002  DECEMBER 31, 2001
-----------------                                         -----------------  -----------------  -----------------  -----------------
Net asset value, beginning of period ...................       $ 16.01            $ 15.86            $ 16.01            $15.86
                                                               -------            -------            -------            ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ...............................          0.21               0.01               0.06              0.00*
   Net realized and change in unrealized gain (loss)
      on investments, foreign currency and forward
      foreign currency exchange contracts ..............         (4.15)              0.14              (4.03)             0.15
                                                               -------            -------            -------            ------
   Total income (loss) from investment operations ......         (3.94)              0.15              (3.97)             0.15
                                                               -------            -------            -------            ------
LESS DISTRIBUTIONS:
   Net investment income ...............................         (0.01)                --              (0.01)               --
   Net realized gain on sale of investments ............         (0.09)                --              (0.09)               --
                                                               -------            -------            -------            ------
   Total distributions .................................         (0.10)                --              (0.10)               --
                                                               -------            -------            -------            ------
Net asset value, end of period .........................       $ 11.97            $ 16.01            $ 11.94            $16.01
                                                               =======            =======            =======            ======
Total return ...........................................        (24.62)%             0.95%(1)         (24.79)%            0.95%(1)
Net assets, end of period (000's) ......................       $34,833            $40,370            $   535            $   10
Ratio of total expenses to average net assets ..........          1.35%              1.35%(2)           1.60%             1.60%(2)
Ratio of net investment income to average net assets ...          1.48%              0.87%(2)           1.79%             0.50%(2)
Portfolio turnover rate ................................        114.27%              3.84%(1)         114.27%             3.84%(1)

     (1) Not annualized
     (2) Annualized
      *  Rounds to less than $0.01

                                                                        CLASS S                              CLASS ADV
                                                          ------------------------------------  ------------------------------------
                                                                                PERIOD FROM                           PERIOD FROM
                                                                             DECEMBER 10, 2001                     DECEMBER 10, 2001
                                                                               (COMMENCEMENT                         (COMMENCEMENT
ING SALOMON BROTHERS                                          YEAR ENDED     OF OPERATIONS) TO      YEAR ENDED     OF OPERATIONS) TO
INVESTORS VALUE PORTFOLIO                                 DECEMBER 31, 2002  DECEMBER 31, 2001  DECEMBER 31, 2002  DECEMBER 31, 2001
-------------------------                                 -----------------  -----------------  -----------------  -----------------
Net asset value, beginning of period ...................       $ 12.89            $ 12.92            $ 12.89            $12.92
                                                               -------            -------            -------            ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ...............................          0.07               0.00*              0.03              0.00*
   Net realized and change in unrealized loss on
      investments, foreign currency and forward
      foreign currency exchange contracts ..............         (3.01)             (0.03)             (3.00)            (0.03)
                                                               -------            -------            -------            ------
   Total loss from investment operations ...............         (2.94)             (0.03)             (2.97)            (0.03)
                                                               -------            -------            -------            ------
LESS DISTRIBUTIONS:
   Net investment income ...............................         (0.00)+               --              (0.01)               --
   Net realized gain on sale of investments ............         (0.01)                --              (0.01)               --
                                                               -------            -------            -------            ------
   Total distributions .................................         (0.01)                --              (0.02)               --
                                                               -------            -------            -------            ------
Net asset value, end of period .........................       $  9.94            $ 12.89            $  9.90            $12.89
                                                               =======            =======            =======            ======
Total return ...........................................        (22.84)%            (0.23)%(1)        (23.08)%           (0.23)%(1)
Net assets, end of period (000's) ......................       $46,345            $50,415            $ 5,197            $   10
Ratio of total expenses to average net assets ..........          1.25%              1.25%(2)           1.50%             1.50%(2)
Ratio of net investment income to average net assets ...          0.70%              0.58%(2)           0.99%             0.41%(2)
Portfolio turnover rate ................................         46.66%              1.02%(1)          46.66%             1.02%(1)

     (1) Not annualized
     (2) Annualized
      *  Rounds to less than $0.01
      +  Rounds to less than $(0.01)

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:

                                                                        CLASS S                              CLASS ADV
                                                          ------------------------------------  ------------------------------------
                                                                                PERIOD FROM                           PERIOD FROM
                                                                             DECEMBER 10, 2001                     DECEMBER 10, 2001
                                                              YEAR ENDED       (COMMENCEMENT        YEAR ENDED       (COMMENCEMENT
ING T. ROWE PRICE                                         DECEMBER 31, 2002  OF OPERATIONS) TO  DECEMBER 31, 2002  OF OPERATIONS) TO
GROWTH EQUITY PORTFOLIO                                          (3)         DECEMBER 31, 2001         (3)         DECEMBER 31, 2001
-----------------------                                   -----------------  -----------------  -----------------  -----------------
Net asset value, beginning of period ...................       $ 45.31             $45.44            $ 45.30            $45.44
                                                               -------             ------            -------            ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ........................          0.03               0.00*             (0.06)            (0.00)+
   Net realized and change in unrealized loss on
      investments, foreign currency and forward
      foreign currency exchange contracts ..............        (10.67)             (0.13)            (10.66)            (0.14)
                                                               -------             ------            -------            ------
   Total loss from investment operations ...............        (10.64)             (0.13)            (10.72)            (0.14)
                                                               -------             ------            -------            ------
LESS DISTRIBUTIONS:
   Net investment income ...............................         (0.08)                --              (0.08)               --
                                                               -------             ------            -------            ------
   Total distributions .................................         (0.08)                --              (0.08)               --
                                                               -------             ------            -------            ------
Net asset value, end of period .........................       $ 34.59             $45.31            $ 34.50            $45.30
                                                               =======             ======            =======            ======
Total return ...........................................        (23.50)%            (0.29)%(1)        (23.70)%           (0.31)%(1)
Net assets, end of period (000's) ......................       $ 1,530             $   10            $13,601            $   10
Ratio of total expenses to average net assets ..........          1.00%              1.00%(2)           1.25%             1.25%(2)
Ratio of net investment income (loss) to average net
   assets ..............................................          0.09%              0.17%(2)          (0.18)%           (0.00)%(2)#
Portfolio turnover rate ................................         49.23%             64.81%             49.23%            64.81%

     (1) Not annualized
     (2) Annualized
     (3) Net investment income per share was computed using average shares outstanding
      *  Rounds to less than $0.01
      +  Rounds to less than $(0.01)
      #  Rounds to less than 0.01%

                                                                        CLASS S                              CLASS ADV
                                                          ------------------------------------  ------------------------------------
                                                                                PERIOD FROM                           PERIOD FROM
                                                                             DECEMBER 10, 2001                     DECEMBER 10, 2001
                                                                               (COMMENCEMENT                         (COMMENCEMENT
ING UBS TACTICAL                                              YEAR ENDED     OF OPERATIONS) TO      YEAR ENDED     OF OPERATIONS) TO
ASSET ALLOCATION PORTFOLIO                                DECEMBER 31, 2002  DECEMBER 31, 2001  DECEMBER 31, 2002  DECEMBER 31, 2001
--------------------------                                -----------------  -----------------  -----------------  -----------------
Net asset value, beginning of period ...................       $ 31.14            $ 31.41            $ 31.13            $31.41
                                                               -------            -------            -------            ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ........................          0.07               0.00*              0.02             (0.00)+
   Net realized and change in unrealized loss on
      investments, foreign currency and forward
      foreign currency exchange contracts ..............         (7.28)             (0.27)             (7.29)            (0.28)
                                                               -------            -------            -------            ------
   Total loss from investment operations ...............         (7.21)             (0.27)             (7.27)            (0.28)
                                                               -------            -------            -------            ------
LESS DISTRIBUTIONS:
   Net investment income ...............................         (0.00)+               --                 --                --
   Net realized gain on sale of investments ............         (0.05)                --              (0.05)               --
                                                               -------            -------            -------            ------
   Total distributions .................................         (0.05)                --              (0.05)               --
                                                               -------            -------            -------            ------
Net asset value, end of period .........................       $ 23.88            $ 31.14            $ 23.81            $31.13
                                                               =======            =======            =======            ======
Total return ...........................................        (23.13)%            (0.86)%(1)        (23.35)%           (0.89)%(1)
Net assets, end of period (000's) ......................       $13,685            $13,660            $    22            $   10
Ratio of total expenses to average net assets ..........          1.35%              1.34%(2)           1.60%             1.60%(2)
Ratio of net investment income (loss) to average net
   assets ..............................................          0.27%              0.04%(2)           0.09%            (0.17)%(2)
Portfolio turnover rate ................................         14.92%              4.82%(1)          14.92%             4.82%(1)

     (1) Not Annualized
     (2) Annualized
      *  Rounds to less than $0.01
      +  Rounds to less than $(0.01)

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:

                                                                                             CLASS S             CLASS ADV
                                                                                        -----------------    -----------------
                                                                                           PERIOD FROM          PERIOD FROM
                                                                                           MAY 1, 2002          MAY 1, 2002
                                                                                          (COMMENCEMENT        (COMMENCEMENT
ING VAN KAMPEN                                                                          OF OPERATIONS) TO    OF OPERATIONS) TO
COMSTOCK PORTFOLIO                                                                      DECEMBER 31, 2002    DECEMBER 31, 2002
------------------                                                                      -----------------    -----------------
Net asset value, beginning of period ................................................        $ 10.00              $ 10.00
                                                                                             -------              -------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ............................................................           0.05                 0.01
   Net realized and change in unrealized loss on investments, foreign currency and
      forward foreign currency exchange contracts ...................................          (1.67)               (1.65)
                                                                                             -------              -------
   Total loss from investment operations ............................................          (1.62)               (1.64)
                                                                                             -------              -------
LESS DISTRIBUTIONS:
   Net investment income ............................................................          (0.04)               (0.04)
                                                                                             -------              -------
   Total distributions ..............................................................          (0.04)               (0.04)
                                                                                             -------              -------
Net asset value, end of period ......................................................        $  8.34              $  8.32
                                                                                             =======              =======
Total return ........................................................................         (16.22)%(1)          (16.36)%(1)
Net assets, end of period (000's) ...................................................        $12,723              $ 3,699
Ratio of total expenses to average net assets .......................................           1.20%(2)             1.45%(2)
Ratio of net investment income to average net assets ................................           1.23%(2)             1.75%(2)
Portfolio turnover rate .............................................................          46.52%(1)            46.52%(1)

     (1) Not annualized.
     (2) Annualized.

                               ING PARTNERS, INC.
                              151 FARMINGTON AVENUE
                             HARTFORD, CT 06156-8962

For investors who want more information about the Fund, the following documents are available free upon request:

o STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated May 1, 2003, contains more detailed information about the Fund and is incorporated by reference into (made legally a part of) this prospectus.

o ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

For a free copy of the SAI or the Fund's annual and semi-annual reports call 1-800-262-3862, or write to ING Partners, Inc., at the address listed above.

The SEC maintains an Internet website (http://www.sec.gov) that contains the Prospectus, SAI, material incorporated by reference, and other information about the Funds. You can also copy and review this information at the SEC's Public Reference Room in Washington, D.C., or you can obtain copies, upon payment of a duplicating fee, by writing to the Public Reference Room of the SEC, Washington, D.C., 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090.


                                        Investment Company Act File No. 811-8319

                               ING PARTNERS, INC.
                             151 FARMINGTON AVENUE
                        HARTFORD, CONNECTICUT 06156-8962

                     ING ALGER AGGRESSIVE GROWTH PORTFOLIO
                    ING ALGER CAPITAL APPRECIATION PORTFOLIO
                           ING ALGER GROWTH PORTFOLIO
                 ING AMERICAN CENTURY SMALL CAP VALUE PORTFOLIO
                      ING BARON SMALL CAP GROWTH PORTFOLIO
                        ING DSI ENHANCED INDEX PORTFOLIO
                ING GOLDMAN SACHS(R) CAPITAL GROWTH PORTFOLIO*
                  ING GOLDMAN SACHS(R) CORE EQUITY PORTFOLIO*
                  ING JPMORGAN FLEMING INTERNATIONAL PORTFOLIO
             (formerly ING Scudder International Growth Portfolio)
                      ING JPMORGAN MID CAP VALUE PORTFOLIO
                    ING MFS CAPITAL OPPORTUNITIES PORTFOLIO
                        ING MFS GLOBAL GROWTH PORTFOLIO
                       ING MFS RESEARCH EQUITY PORTFOLIO
                     (formerly ING MFS Research Portfolio)
                       ING OPCAP BALANCED VALUE PORTFOLIO
                        ING PIMCO TOTAL RETURN PORTFOLIO
                ING SALOMON BROTHERS AGGRESSIVE GROWTH PORTFOLIO
                 (formerly ING MFS Emerging Equities Portfolio)
                ING SALOMON BROTHERS FUNDAMENTAL VALUE PORTFOLIO
               (formerly ING Salomon Brothers Capital Portfolio)
                 ING SALOMON BROTHERS INVESTORS VALUE PORTFOLIO
                   ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO
                  ING UBS TACTICAL ASSET ALLOCATION PORTFOLIO
                       ING VAN KAMPEN COMSTOCK PORTFOLIO

                                 INITIAL CLASS
                                 SERVICE CLASS
                                 ADVISER CLASS

             Statement of Additional Information dated: May 1, 2003

This Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the current Initial Class, Service Class and Adviser Class prospectuses for ING Partners, Inc. dated May 1, 2003 (the "Prospectus"). This SAI is incorporated by reference in its entirety into the Prospectus. The Financial Statements for certain Portfolios and the independent auditors' report thereon, included in such Portfolio's Annual Report, are incorporated herein by reference in this SAI. Free copies of each Prospectus and the SAI are available upon request by writing to ING Partners, Inc. at the address listed above or by calling 1-800-262-3862.

                               TABLE OF CONTENTS

PAGE

Fund History                                                                 1

Description of the Fund and Its Investments and Risks                        1

Description of Various Securities and Investment Policies and Practices      6

Futures Contracts and Options on Futures Contracts                           30

Risks Associated With Investing in Options, Futures and Forward
  Transactions                                                               34

Management of the Fund                                                       39

Control Persons and Principal Shareholders                                   44

Investment Advisory and Other Services                                       47

Principal Underwriter                                                        52

Brokerage Allocation and Trading Policies                                    52

Description of Shares                                                        54

Voting Rights                                                                58

Net Asset Value                                                              58

Tax Status                                                                   59

Performance Information                                                      60

Financial Statements                                                         63

Appendix                                                                    A-1

                                  FUND HISTORY

ING Partners, Inc. (the "Fund"), formerly known as Portfolio Partners, Inc., was incorporated in 1997 in Maryland and commenced operations on November 28, 1997. The Fund changed its name to ING Partners, Inc. effective May 1, 2002. Prior to May 1, 2002, ING Alger Aggressive Growth Portfolio was known as PPI Alger Aggressive Growth Portfolio, ING Alger Growth Portfolio was known as PPI Alger Growth Portfolio, ING DSI Enhanced Index Portfolio was known as PPI DSI Enhanced Index Portfolio, ING Goldman Sachs(R) Capital Growth Portfolio was known as PPI Goldman Sachs(R) Capital Growth Portfolio, ING MFS Capital Opportunities Portfolio was known as PPI MFS Capital Opportunities Portfolio, ING OpCap Balanced Value Portfolio was known as PPI OpCap Balanced Value Portfolio, ING Salomon Brothers Investors Value Portfolio was known as PPI Salomon Brothers Investors Value Portfolio, ING T. Rowe Price Growth Equity Portfolio was known as PPI T. Rowe Price Growth Equity Portfolio and ING UBS Tactical Asset Allocation Portfolio was known as PPI Brinson Tactical Asset Allocation Portfolio. Prior to December 16, 2002, ING JPMorgan Fleming International Portfolio was known as ING Scudder International Growth Portfolio and prior to May 1, 2002, it was known as PPI Scudder International Growth Portfolio. Prior to May 1, 2003, ING MFS Research Equity Portfolio was known as ING MFS Research Portfolio and prior to May 1, 2002, it was known as PPI MFS Research Growth Portfolio. Prior to December 16, 2002, ING Salomon Brothers Aggressive Growth Portfolio was know as ING MFS Emerging Equities Portfolio and prior to May 1, 2002, it was known as PPI MFS Emerging Equities Portfolio. Prior to May 1, 2003, ING Salomon Brothers Fundamental Value Portfolio was known as ING Salomon Brothers Capital Portfolio and prior to May 1, 2002, it was known as PPI Salomon Brothers Capital Portfolio.

                            DESCRIPTION OF THE FUND
                         AND ITS INVESTMENTS AND RISKS

The Fund is an open-end management investment company authorized to issue multiple series and classes of shares, each with different investment objectives, policies and restrictions (individually, a "Portfolio" and collectively, the "Portfolios"). The Fund currently has authorized the following twenty-one Portfolios: ING ALGER AGGRESSIVE GROWTH PORTFOLIO ("ING Alger Aggressive Growth"), ING ALGER GROWTH PORTFOLIO ("ING Alger Growth"), ING ALGER CAPITAL APPRECIATION PORTFOLIO ("ING Alger Capital Appreciation"), ING AMERICAN CENTURY SMALL CAP VALUE PORTFOLIO ("ING American Century Small Cap Value"), ING BARON SMALL CAP GROWTH PORTFOLIO ("ING Baron Small Cap Growth"), ING DSI ENHANCED INDEX PORTFOLIO ("ING DSI Enhanced Index"), ING GOLDMAN SACHS(R) CAPITAL GROWTH PORTFOLIO ("ING Goldman Sachs(R) Capital Growth"), ING GOLDMAN SACHS(R) CORE EQUITY Portfolio ("ING Goldman Sachs(R) Core Equity"), ING JPMORGAN MID CAP VALUE PORTFOLIO ("ING JPMorgan Mid CaP Value"), ING JPMORGAN FLEMING INTERNATIONAL PORTFOLIO ("ING JPMorgan Fleming International") (formerly ING Scudder International Growth Portfolio), ING MFS CAPITAL OPPORTUNITIES PORTFOLIO ("ING MFS Capital Opportunities"), ING MFS GLOBAL GROWTH PORTFOLIO ("ING MFS Global Growth"), ING MFS RESEARCH EQUITY Portfolio ("ING MFS Research Equity") (formerly ING MFS Research Portfolio), ING OPCAP BALANCED VALUE Portfolio ("ING OpCap Balanced Value"), ING PIMCO TOTAL RETURN PORTFOLIO ("ING PIMCO Total Return"), ING SALOMON BROTHERS FUNDAMENTAL VALUE PORTFOLIO ("ING Salomon Brothers Fundamental Value") (formerly ING Salomon Brothers Capital Portfolio), ING SALOMON BROTHERS INVESTORS VALUE PORTFOLIO ("ING Salomon Brothers Investors Value"), ING SALOMON BROTHERS AGGRESSIVE GROWTH PORTFOLIO ("ING Salomon Brothers Aggressive Growth") (formerly ING MFS Emerging Equities Portfolio), ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO ("ING
T. Rowe Price Growth Equity"), ING UBS TACTICAL ASSET ALLOCATION PORTFOLIO ("ING UBS Tactical Asset Allocation") and ING VAN KAMPEN COMSTOCK PORTFOLIO ("ING Van Kampen Comstock").

ING JPMorgan Mid Cap Value, ING MFS Global Growth and ING Salomon Brothers Fundamental Value are classified as "non-diversified" funds under the Investment Company Act of 1940 (the "1940 Act"). For more information regarding the classes of shares that are authorized, refer to the paragraph "Description of Shares" in this SAI. Much of the information contained in this SAI expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus.

The investment policies and restrictions of the Portfolios, set forth below, are matters of fundamental policy for purposes of the 1940 Act, and therefore cannot be changed, with regard to a particular Portfolio, without the approval of a majority of the outstanding voting securities of that Portfolio as defined by the 1940 Act. This means the lesser of: (i) 67% of the shares of a Portfolio present at a shareholders' meeting if the holders of more than 50% of the shares of that Portfolio then outstanding are present in person or by proxy; or
(ii) more than 50% of the outstanding voting securities of a Portfolio.

AS A MATTER OF FUNDAMENTAL POLICY, NO PORTFOLIO WILL:

1. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

2. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). With respect to ING DSI Enhanced Index and to ING UBS Tactical Asset Allocation, investments in mortgage participations or similar instruments are not subject to this limitation.

3. Issue any senior security (as defined in the 1940 Act), except that (a) a Portfolio may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) a Portfolio may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth below, a Portfolio may borrow money as authorized by the 1940 Act.

4. Borrow money, except that (a) a Portfolio may enter reverse repurchase agreements, provided (except as set forth below) that the total amount of any such borrowing does not exceed 33-1/3% of the Portfolio's total assets; and (b) a Portfolio may borrow money in an amount not to exceed 33-1/3% of the value of its total assets at the time the loan is made. With respect to ING Alger Growth, ING Alger Capital Appreciation and ING Alger Aggressive Growth, such Portfolios may borrow money in an amount not exceeding 10% of the value of a Portfolio's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to ING Alger Aggressive Growth, ING Alger Capital Appreciation, ING Alger Growth, ING Goldman Sachs(R) Capital Growth, ING Goldman Sachs(R) Core Equity, ING JPMorgan Mid Cap Value and ING OpCap Balanced Value, immediately after anY borrowing, including reverse repurchase agreements, such Portfolios will maintain asset coverage of not less than 300 percent with respect to all borrowings. With respect to ING Baron Small Cap Growth, ING DSI Enhanced Index, ING Goldman Sachs(R) Capital Growth, ING Goldman Sachs(R) Core Equity, ING PIMCO Total RetuRN, ING UBS Tactical Asset Allocation and ING Van Kampen Comstock, such Portfolios may borrow up to an additional 5% of their total assets (not including the amount borrowed) for temporary or emergency purposes.

5. Lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

6. Underwrite securities issued by others, except to the extent that a Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 (the "1933 Act") in the disposition of restricted securities.

7. Purchase the securities of an issuer if, as a result, more than 25% of its total assets would be invested in the securities of companies whose principal business activities are in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Further, this limitation does not apply to ING Salomon Brothers Investors Value. With respect to ING UBS Tactical Asset Allocation and ING DSI Enhanced Index, this limitation does not apply to municipal securities. With respect to ING DSI Enhanced Index, the Portfolio will invest 25% or more of its total assets in securities of issuers in the same industry if necessary to replicate the weighting of that particular industry in its benchmark index. With respect to ING OpCap Balanced Value, a foreign government is considered to be an industry. With respect to ING American Century Small Cap Value, (i) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; (ii) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry; and (iii) personal credit and business credit businesses will be considered separate industries.

WITH RESPECT TO ING ALGER AGGRESSIVE GROWTH, ING ALGER GROWTH, ING ALGER CAPITAL APPRECIATION, ING BARON SMALL CAP GROWTH, ING GOLDMAN SACHS(R) CAPITAL GROWTH, ING MFS CAPITAL OPPORTUNITIES, ING SALOMON BROTHERS AGGRESSIVE GROWTH, ING MFS RESEARCH EQUITY, ING SALOMON BROTHERS FUNDAMENTAL VALUE AND ING SALOMON BROTHERS INVESTORS VALUE ONLY:

8. Purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Portfolio. ING Alger Capital Appreciation may purchase or sell stock index futures contracts and related options thereon if, thereafter, no more than 5 percent of the Portfolio's total assets are invested in margin and premiums.

WITH RESPECT TO ING MFS CAPITAL OPPORTUNITIES, ING SALOMON BROTHERS AGGRESSIVE GROWTH, ING MFS RESEARCH EQUITY AND ING SALOMON BROTHERS INVESTORS VALUE ONLY:

9. With respect to 100% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

WITH RESPECT TO ING AMERICAN CENTURY SMALL CAP VALUE, ING BARON SMALL CAP GROWTH, ING DSI ENHANCED INDEX, ING GOLDMAN SACHS(R) CAPITAL GROWTH, ING OPCAP BALANCED VALUE, ING PIMCO TOTAL RETURN, ING JPMORGAN FLEMING INTERNATIONAL, ING
T. ROWE PRICE GROWTH EQUITY, ING UBS TACTICAL ASSET ALLOCATION AND ING VAN KAMPEN COMSTOCK ONLY:

10. With respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. With respect to ING DSI Enhanced Index and ING UBS Tactical Asset Allocation, this limitation shall not apply to securities issued by other investment companies. With respect to ING PIMCO Total Return, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each guarantor, if any, are treated as separate issuers of Municipal Bonds (as defined herein.)

WITH RESPECT TO ING ALGER AGGRESSIVE GROWTH, ING ALGER CAPITAL APPRECIATION AND ING ALGER GROWTH ONLY:

11. With respect to 75% of its assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of that issuer.

12. With respect to 100% of its assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

WITH RESPECT TO ING JPMORGAN MID CAP VALUE, ING MFS GLOBAL GROWTH AND ING SALOMON BROTHERS FUNDAMENTAL VALUE ONLY:

13. With respect to 50% of its assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or
(b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

THE FOLLOWING RESTRICTIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:

A. No Portfolio will invest more than 15% (10% for ING UBS Tactical Asset Allocation) of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which a Portfolio has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions on resale under, the 1933 Act ("Restricted Securities"), shall not be deemed illiquid solely by reason of being unregistered. A Sub-adviser determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

B. No Portfolio (except ING Alger Capital Appreciation) will borrow for leveraging purposes.

C. No Portfolio will make short sales of securities, other than short sales "against the box." This restriction does not apply to transactions involving options, futures contracts, forward commitments, securities purchased on a when-issued or delayed delivery basis, and related options, and other strategic transactions.

WITH RESPECT TO ING AMERICAN CENTURY SMALL CAP VALUE, ING DSI ENHANCED INDEX, ING JPMORGAN MID CAP VALUE, ING OPCAP BALANCED VALUE, ING PIMCO TOTAL RETURN, ING JPMORGAN FLEMING INTERNATIONAL, ING T. ROWE PRICE GROWTH EQUITY, ING UBS TACTICAL ASSET ALLOCATION AND ING VAN KAMPEN COMSTOCK ONLY:

D. No Portfolio will purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Portfolio.

WITH RESPECT TO ING ALGER AGGRESSIVE GROWTH, ING ALGER GROWTH, ING BARON SMALL CAP GROWTH, ING DSI ENHANCED INDEX, ING JPMORGAN MID CAP VALUE, ING MFS CAPITAL OPPORTUNITIES, ING SALOMON BROTHERS AGGRESSIVE GROWTH, ING MFS RESEARCH EQUITY, ING JPMORGAN FLEMING INTERNATIONAL, ING T. ROWE PRICE GROWTH EQUITY, ING UBS TACTICAL ASSET ALLOCATION AND ING VAN KAMPEN COMSTOCK ONLY:

E. No Portfolio will purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the Securities and Exchange Commission ("SEC") and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

WITH RESPECT TO ING ALGER AGGRESSIVE GROWTH, ING ALGER GROWTH, ING ALGER CAPITAL APPRECIATION, ING BARON SMALL CAP GROWTH, ING OPCAP BALANCED VALUE, ING PIMCO TOTAL RETURN, ING SALOMON BROTHERS AGGRESSIVE GROWTH, ING SALOMON BROTHERS FUNDAMENTAL VALUE, AND ING SALOMON BROTHERS INVESTORS VALUE ONLY:

F. No Portfolio will invest in oil, gas or other mineral exploration or development programs, except that the Portfolio may invest in securities of companies that invest in or sponsor those programs.

WITH RESPECT TO ING ALGER AGGRESSIVE GROWTH, ING ALGER GROWTH, ING ALGER CAPITAL APPRECIATION, ING AMERICAN CENTURY SMALL CAP VALUE, ING DSI ENHANCED INDEX, ING GOLDMAN SACHS(R) CAPITAL GROWTH, ING JPMORGAN MID CAP VALUE, ING OPCAP BALANCED VALUE AND ING UBS TACTICAL ASSET ALLOCATION ONLY:

G. No Portfolio will purchase portfolio securities while borrowings (excluding covered mortgage dollar rolls where applicable) in excess of 5% of its total assets are outstanding.

WITH RESPECT TO ING ALGER GROWTH, ING ALGER AGGRESSIVE GROWTH, ING ALGER CAPITAL APPRECIATION AND ING BARON SMALL CAP GROWTH ONLY:

H. No Portfolio will write or sell puts, calls, straddles, spreads or combinations thereof, except that ING Alger Capital Appreciation may buy and sell (write) options.

I. No Portfolio will invest more than 5% of its net assets in warrants (valued at the lower of cost or market), of which not more than 2% of the Portfolio's net assets may be invested in warrants not listed on a recognized domestic stock exchange. Warrants acquired by the Portfolio as part of a unit or attached to securities at the time of acquisition are not subject to this limitation.

WITH RESPECT TO ING DSI ENHANCED INDEX AND ING UBS TACTICAL ASSET ALLOCATION
ONLY:

J. With respect to fundamental policy number 10 above, mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

WITH RESPECT TO ING ALGER CAPITAL APPRECIATION ONLY:

K. The Portfolio will not make investments for the purpose of exercising control or management.

GENERAL. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in value, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment policies and limitations. If the value of a Portfolio's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Directors will consider what actions, if any, are appropriate to maintain adequate liquidity.

To the extent required by the Securities and Exchange Commission ("SEC") regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Portfolio's policy to invest at least 80% of its net assets plus borrowings (measured at the time of purchase) in the particular type of investment suggested by its name.

With respect to fundamental policy number 7, industry classifications of domestic issuers for all Portfolios, except for those listed below, are determined in accordance with the current Directory of Companies Filing Annual Reports with the Securities and Exchange Commission. Industry classifications of foreign issuers for the Portfolios are based on data provided by Bloomberg L.P. and other industry data sources. All industry classifications for ING American Century Small Cap Value, ING OpCap Balanced Value, ING MFS Capital Opportunities, ING MFS Global Growth, ING MFS Research Equity and ING T. Rowe Price Growth Equity have been selected by American Century Investment Management, Inc. ("American Century"), OpCap Advisors ("OpCap"), Massachusetts Financial Services Company ("MFS"), and T. Rowe Price Associates ("T. Rowe Price"), respectively, the Sub-advisers for those Portfolios. American Century, OpCap, MFS and T. Rowe Price believe the industry characteristics it has selected are reasonable and not so broad that the primary economic characteristics of the companies in a single class are materially different. The industry classifications selected by American Century, OpCap, MFS and T. Rowe Price may be changed from time to time to reflect changes in the marketplace. For purposes of monitoring industry exposure, PIMCO uses Standard Industry Classification codes.

For purposes of applying ING PIMCO Total Return's investment policies and restrictions (as stated in the Prospectus and this SAI) swap agreements are generally valued by ING PIMCO Total Return at market value. In the case of a credit default swap sold by the Portfolio (i.e., where the Portfolio is selling credit default protection), however, the Portfolio will generally value the swap at its notional amount. Unless otherwise indicated, all limitations applicable to Portfolio investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in the average duration of the Portfolio's investment portfolio, resulting from market fluctuations or other changes in the Portfolio's total assets will not require the Portfolio to dispose of an investment until the sub-adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Portfolio. In the event that ratings services assign different ratings to the same security, the sub-adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

    DESCRIPTION OF VARIOUS SECURITIES AND INVESTMENT POLICIES AND PRACTICES

INVESTMENT POLICIES AND PRACTICES OF SPECIFIC PORTFOLIOS

ING AMERICAN CENTURY SMALL CAP VALUE-- In general, within the restrictions outlined in this SAI and in the Prospectuses, the Sub-adviser has broad powers to decide how to invest the Portfolio's assets, including the power to hold them uninvested. Investments vary according to what is judged advantageous under changing economic conditions. It is the Sub-adviser's policy to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held, subject to the investment restrictions described on the following pages. It is the Sub-adviser's intention that the Portfolio generally will consist of common stocks and equity-equivalent securities. However, subject to the specific limitations, the Sub-adviser may invest the assets of the Portfolio in varying amounts using other investment techniques, when such a course is deemed appropriate to pursue the Portfolio's investment objective. Senior securities that are high-grade issues, in the opinion of the Sub-adviser, also may be purchased for defensive purposes. Income is a secondary objective of the Portfolio, as a result, a portion of the Portfolio may consist of debt securities. So long as the sufficient number of acceptable securities are available, the Sub-adviser intends to keep the Portfolio fully invested. However, under exceptional conditions, the Portfolio may assume a defensive position, temporarily investing all of a substantial portion of their assets in cash or short-term securities. The Sub-adviser may use futures as a way to expose the Portfolio's cash assets to the market while maintaining liquidity.

ING DSI ENHANCED INDEX-- The Sub-adviser monitors the Portfolio's performance relative to the S&P 500 Index at least weekly. At least monthly, the Sub-adviser reviews the Portfolio's stock holdings and rebalances the Portfolio's securities by increasing the weightings of the stocks that are more highly ranked by its model and reducing the weightings of the lower ranked stocks. If appropriate, the Sub-adviser also buys or sells stocks for the Portfolio to reflect the revised rankings.

The Portfolio may invest in U.S. dollar denominated foreign securities that are included in the S&P 500 Index and traded on recognized U.S. exchanges or in the U.S. over-the-counter market.

ING GOLDMAN SACHS(R) CAPITAL GROWTH-- The Portfolio is managed using a growth equity oriented approach. EquiTy securities for this Fund are selected based on their prospects for above average growth. Goldman Sachs Asset Management, L.P. ("GSAM") will select securities of growth companies trading, in GSAM's opinion, at a reasonable price relative to other industries, competitors and historical price/earnings multiples. ING Goldman Sachs(R) Capital Growth will generally invest in companies whose earnings are believed to be in A relatively strong growth trend, or, to a lesser extent, in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. In order to determine whether a security has favorable growth prospects, GSAM ordinarily looks for one or more of the following characteristics in relation to the security's prevailing price: prospects for above average sales and earnings growth per share; high return on invested capital; free cash flow generation; sound balance sheet, financial and accounting policies, and overall financial strength; strong competitive advantages; effective research, product development and marketing; pricing flexibility; strength of management; and general operating characteristics that will enable the company to compete successfully in its marketplace.

ING MFS GLOBAL GROWTH-- The Portfolio is a "non-diversified" fund. The Portfolio reserves the right to become a "diversified" fund by limiting the investment in which more than 5% of its assets are invested. Foreign equity securities exposure (including emerging markets) may be up to 100% of the Portfolio's assets. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. See "Foreign Equity Securities." The expense ratio of the Portfolio can be expected to be higher than investment companies investing in domestic securities because the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Portfolio is higher. The Portfolio may invest up to 5% of its net assets in debt securities that are rated in the medium to lowest rating categories by S&P and Moody's, some of which may be known as "junk bonds."

ING OPCAP BALANCED VALUE-- In selecting equity investments for the Portfolio, the Sub-adviser currently uses a value investing style. In using a value approach, the Sub-adviser seeks stock and other equity securities that appear to be temporarily undervalued, by various measures, such as price/earnings ratios. This approach is subject to change and might not necessarily be used in all cases. Value investing seeks stocks having prices that are low in relation to their real worth or future prospects, in the hope that the Portfolio will realize appreciation in the value of its holdings when other investors realize the intrinsic value of the stock. Using value investing requires research as to the issuer's underlying financial condition and prospects. While there are a variety of measures that can be used to identify these securities, the Sub-adviser looks primarily at the issuer's price/earnings ratio, which is the stock's price divided by its earnings per share. A stock having a price/earnings ratio lower than its historical range, or the market as a whole or that of similar companies may offer attractive investment opportunities.

ING PIMCO TOTAL RETURN-- The Portfolio's objective is to seek a high level of current income consistent with a prudent level of risk. The Portfolio may invest in corporate bonds, including mortgage- and asset-backed securities, derivative securities, Eurodollar and Yankee dollar obligations, Brady bonds, forward commitments, when issued and delayed delivery securities U.S. government bonds, including those backed by mortgages and related repurchase agreements and zero coupon bonds.

ING SALOMON BROTHERS FUNDAMENTAL VALUE-- In seeking capital appreciation, the Portfolio may purchase securities of seasoned issuers, relatively smaller and new companies as well as in new issuers and may be subject to wide fluctuations in market value. Portfolio securities may have limited marketability or may be widely and publicly traded. The Portfolio will not concentrate its investments in any particular industry.

To meet operating expenses, to serve as collateral in connection with certain investment techniques and to meet anticipated redemption requests, the Portfolio generally holds a portion of its assets in short-term fixed income securities (government obligations or investment grade debt securities) or cash or cash equivalents. Short-term investments also may include repurchase agreements with banks or brokers-dealers. When the Sub-adviser deems it appropriate, for temporary defensive purposes, the Portfolio may invest without limitation in investment grade fixed-income securities or hold assets in cash or cash equivalents. Investments in such investment grade fixed-income securities may also be made for the purpose of capital appreciation, as in the case of purchases of bonds traded at a substantial discount or when the Sub-adviser believes interest rates may decline. There is no limit on the amount of the Portfolio's assets that can be invested in convertible securities rated below investment grade.

As a hedge against either a decline in the value of the securities included in the Portfolio's securities, or against an increase in the price of the securities which it plans to purchase, or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain, the Portfolio may use all of the investment strategies referred to under "Hybrid Instruments." The Portfolio's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies.

The Portfolio is classified as a "non-diversified" fund under the 1940 Act, which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. The Portfolio, however, intends to comply with the diversification requirements imposed by the Code in order to continue to qualify as a regulated investment company. To the extent the Portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, the Portfolio may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified fund and may be subject to greater risk of loss with respects to its portfolio securities.

ING SALOMON BROTHERS INVESTORS VALUE-- The Portfolio maintains a carefully selected portfolio of securities diversified among industries and companies. The Portfolio may invest up to 25% of its net assets in any one industry. The Portfolio generally purchases marketable securities, primarily those traded on the NYSE or other national securities exchanges, but also issues traded in the over-the-counter market. As a hedge against either a decline in the value of securities included in the Portfolio or against an increase in the price of securities which it plans to purchase or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain, the Portfolio may use all of the various investment strategies referred to under "Hybrid Investments." The Portfolio's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies.

ING UBS TACTICAL ASSET ALLOCATION-- The Portfolio seeks to achieve its objective by using the Tactical Allocation Model (the "Model"), a systematic investment strategy that allocates its investments between an equity portion designed to track the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and a fixed income portion that generally will be comprised of either U.S. Treasury notes with a remaining maturity of approximately five years or 30-day U.S. Treasury bills with a remaining maturity of approximately 30 days.

The Portfolio seeks to achieve total return during all economic and financial market cycles, with lower volatility than that of the S&P 500 Index. The Sub-adviser allocates the Portfolio's assets based on the Model's quantitative assessment of the projected rates of return for each asset class. The Model attempts to track the S&P 500 Index in periods of strongly positive market performance but attempts to take a more defensive posture by reallocating assets to bonds or cash when the Model signals a potential bear market, prolonged downtown in stock prices or significant loss in value.

The basic premise of the Model is that investors accept the risk of owning stocks, measured as volatility of return, because they expect a return advantage. This expected return advantage of owning stocks is called the equity risk premium ("ERP"). The Model projects the stock market's expected ERP based on several factors, including the current price of stocks and their expected future dividends and the yield-to-maturity of the one-year U.S. Treasury bill. When the stock market's ERP is high, the Model signals the Portfolio to invest 100% in stocks. Conversely, when the ERP decreases below certain threshold levels, the Model signals the Portfolio to reduce its exposure to stocks. The Model can recommend stock allocations of 100%, 75%, 50%, 25% or 0%.

If the Model recommends a stock allocation of less than 100%, the Model also recommends a fixed income allocation for the remainder of the Portfolio's assets. The Model will recommend either bonds (five-year U.S. Treasury notes) or cash (30-day Treasury bills), but not both. To make this determination, the Model calculates the risk premium available for the notes. This bond risk premium is calculated based on the yield-to-maturity of the five-year U.S. Treasury note and the one-year U.S. Treasury bill.

The Portfolio deviates from the recommendations of the Model only to the extent necessary to maintain an amount in cash, not expected to exceed 2% of its total assets under normal market conditions, to pay Portfolio operating expenses, dividends and other distributions on its shares and to meet anticipated redemptions of shares.

In its stock portion, the Portfolio attempts to duplicate, before the deduction of operating expenses, the investment results of the S&P 500 Index. Securities in the S&P 500 Index are selected, and may change from time to time, based on a statistical analysis of such factors as the issuer's market capitalization (the S&P 500 Index emphasizes large capitalization stocks), the security's trading activity and its adequacy as a representative of stocks in a particular industry section. The Portfolio's investment results for its stock portion will not be identical to those of the S&P 500 Index. Deviations from the performance of the S&P 500 Index may result from purchases and redemptions of Portfolio shares that may occur daily, as well as from expenses borne by the Portfolio. Instead, the Portfolio attempts to achieve a correlation of at least 0.95 between the performance of the Portfolio's stock portion, before the deduction of operating expenses, and that of the S&P 500 Index (a correlation of 1.00 would mean that the net asset value of the stock portion increased or decreased in exactly the same proportion as changes in the S&P 500 Index). To the extent the S&P 500 Index includes U.S. dollar denominated equity securities of foreign issuers, the Portfolio may invest in those securities to the extent needed to track the performance of the S&P 500 Index.

For its bond investments, the Portfolio seeks to invest in U.S. Treasury notes having approximately five years remaining until maturity at the beginning of the calendar year when the investment is made. However, if those instruments are not available at favorable prices, the Portfolio may invest in U.S. Treasury notes with either remaining maturities as close as possible to five years or overall durations that are as close as possible to the duration of the five-year U.S. Treasury notes.

Similarly, for its cash investments, the Portfolio seeks to invest in U.S. Treasury bills with remaining maturities of approximately 30 days. However, if those instruments are not available at favorable prices, the Portfolio may invest in U.S. Treasury bills that have either remaining maturities as close as possible to 30 days or overall durations that are as close as possible to the duration of 30-day U.S. Treasury bills. The Portfolio may hold U.S. Treasury bills that mature prior to the first business day of the following month when the Sub-adviser determines the monthly asset allocation of the Portfolio's assets based on the Model's recommendation. If, in the Sub-adviser's judgment, it is not practicable to reinvest the proceeds in U.S. Treasury bills, the Sub-adviser may invest the Portfolio's cash assets in securities with remaining maturities of 30 days or less that are issued or guaranteed by U.S. government agencies or instrumentalities and in repurchase agreements collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Asset reallocations are made, if required, on the first business day of each month. In addition to any reallocation of assets directed by the Model, any material amounts resulting from appreciation or receipt of dividends, other distributions, interest payments and proceeds from securities maturing in each of the asset classes are reallocated (or "rebalanced") to the extent practicable to establish the Model's recommended asset mix. Any cash maintained to pay Portfolio operating expenses, pay dividends and other distributions and to meet share redemptions is invested on a daily basis. The Portfolio may (but is not required to) use options and futures and other derivatives to effect all or part of an asset reallocation by adjusting the Portfolio's exposure to the different asset classes.

INVESTMENT POLICIES, PRACTICES AND VARIOUS SECURITIES IN GENERAL

U.S. GOVERNMENT SECURITIES-- Each Portfolio may purchase securities issued or guaranteed by the U.S. Treasury or other U.S. government agencies or federally-chartered corporate entities referred to as "instrumentalities." The obligations of U.S. Government agencies or instrumentalities in which a Portfolio may invest may or may not be guaranteed or supported by the "full faith and credit" of the United States. "Full faith and credit" means generally that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment. The owner might be able to assert a claim against the United States if the issuing agency or instrumentality does not meet its commitment. The Portfolios will invest in securities of U.S. government agencies or instrumentalities only if the Sub-Adviser is satisfied that the credit risk with respect to such instrumentality is minimal.

The Portfolios also may invest in U.S. Treasury obligations, obligations issued or guaranteed by U.S. government agencies. U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds, and are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. Obligations issued or guaranteed by U.S. government agencies include direct obligations and mortgage-related securities that have different levels of credit support from the government. Some are supported by full faith and credit of the U.S. government, such as Government National Mortgage Association pass-through mortgage certificates (called "Ginnie Maes"), some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds ("Fannie Maes"), others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation obligations ("Freddie Macs").

CUSTODIAL RECEIPTS-- ING Goldman Sachs(R) Capital Growth, ING Goldman Sachs(R) Core Equity and ING PIMCO TOtAL Return may invest in custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. Such custodial receipts are known by various names, including "Treasury Receipts," Treasury Investors Growth Receipts ("TIGRs"), and "Certificates of Accrual on Treasury Receipts ("CATs"). For certain securities law purposes, custodial receipts are not considered U.S. Government securities.

BANK OBLIGATIONS-- Each Portfolio may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by governmental regulation. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

LOAN PARTICIPATIONS-- ING Alger Aggressive Growth, ING Alger Capital Appreciation, ING Alger Growth, ING JPMorgan Mid Cap Value, ING OpCap Balanced Value, ING PIMCO Total Return, ING Salomon Brothers Aggressive Growth, ING Salomon Brothers Fundamental Value, ING Salomon Brothers Investors Value and ING T. Rowe Price Growth Equity may invest in loan participations, subject to the Portfolios' limitation on investments in illiquid investments. ING Solomon Brothers Fundamental Value may invest up to 10% of the Portfolio's net assets in bank loans, including participations. A loan participation is an undivided interest in a loan made by the issuing financial institution in the proportion that the buyers participation interest bears to the total principal amount of the loan. No more than 5% of a Portfolio's net assets may be invested in loan participations with the same borrower. The issuing financial institution may have no obligation to a Portfolio other than to pay such Portfolio the proportionate amount of the principal and interest payments it receives.

Loan participations are primarily dependent on the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan. There is a risk that a borrower may have difficulty making payments. If a borrower fails to pay scheduled interest or principal payments, a Portfolio could experience a reduction in its income. The value of that loan participation might also decline. If the issuing financial institution fails to perform its obligation under the participation agreement, the Portfolio might incur costs and delays in realizing payment and suffer a loss of principal and/or interest.

Certain Portfolios may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Portfolios may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Portfolio assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Portfolio intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Portfolio has direct recourse against the corporate borrower, the Portfolio may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Portfolio were determined to be subject to the claims of the agent bank's general creditors, the Portfolio might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Portfolio does not receive scheduled interest or principal payments on such indebtedness, the Portfolio's share price and yield could be adversely affected. Loans that are fully secured offer a Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

The Portfolios may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Portfolio bears a substantial risk of losing the entire amount invested.

Each Portfolio limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see "Investment Restrictions"). For purposes of these limits, a Portfolio generally will treat the corporate borrower as the "issuer" of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Portfolio and the corporate borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Portfolio to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the Portfolio has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Portfolios' ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Sub-adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Portfolio's net asset value than if that value were based on available market quotations, and could result in significant variations in the Portfolio's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Portfolios currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Portfolios' limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Fund's investment restriction relating to the lending of portfolios or assets by a Portfolio.

Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the Portfolios. For example, if a loan is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Portfolio could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Portfolios rely on PIMCO's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolios.

"WHEN-ISSUED" SECURITIES-- Each Portfolio may purchase securities on a "when-issued" or on a "forward delivery" basis. When a Portfolio commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it will set up procedures consistent with the applicable interpretations of the SEC concerning such purchases. Since that policy currently recommends that an amount of a Portfolio's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a Portfolio will always have cash, short-term money market instruments or other liquid securities sufficient to fulfill any commitments or to limit any potential risk. However, although such purchases will not be made for speculative purposes and SEC policies will be adhered to, purchases of securities on such bases may involve more risk than other types of purchases. For example, a Portfolio may have to sell assets which have been set aside in order to meet redemptions. Also, if a Portfolio determines it is necessary to sell the "when-issued" or "forward delivery" securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made. When the time comes to pay for "when-issued" or "forward delivery" securities, a Portfolio will meet its obligations from the then-available cash flow on the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Portfolio's payment obligation). ING Baron Small Cap Growth will limit its investment in when issued securities to 5% of the Portfolio's total assets.

SECURITIES LENDING-- Each Portfolio may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. A Portfolio that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. A Portfolio will not have the right to vote any securities having voting rights during the existence of the loan, but a Portfolio may call the loan in anticipation of an important vote to be taken by the holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. Any cash collateral received by the Portfolios would be invested in high quality, short-term money market instruments. The Portfolios currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Portfolio represent not more than one-third of the value of its total assets.

PREFERRED SECURITIES-- Each Portfolio may invest in preferred securities. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of preferred stock or the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer's board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default. ING PIMCO Total Return will limit its investment in preferred securities to 5% of the Portfolio's total assets.

CONVERTIBLE SECURITIES-- Each Portfolio may invest in convertible securities. Convertible securities include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common or preferred stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. In evaluating a convertible security, each Sub-adviser will give primary emphasis to the attractiveness of the underlying common stock. ING Van Kampen Comstock will limit its investment in convertible securities that are below investment grade quality to 5%.

CORPORATE ASSET-BACKED SECURITIES-- ING Goldman Sachs(R) Capital Growth, ING Goldman Sachs(R) Core Equity, ING PIMCO Total Return, ING Salomon Brothers Aggressive Growth, ING Salomon Brothers Fundamental Value and ING Salomon Brothers Investors Value may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of credit support could adversely affect the return on an investment in such a security.

CORPORATE REORGANIZATIONS-- ING Baron Small Cap Growth, ING JPMorgan Mid Cap Value, ING PIMCO Total Return, ING Salomon Brothers Aggressive Growth, ING Salomon Brothers Fundamental Value and ING Salomon Brothers Investors Value may purchase indebtedness and participations, secured and unsecured, of debtor companies in reorganization or financial restructuring. Such indebtedness may be in the form of loans, notes, bonds or debentures. In general, securities that are the subject of a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be in the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superceded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the Sub-adviser that must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress.

REPURCHASE AGREEMENTS-- Each of the Portfolios may enter into repurchase agreements with sellers that are member firms (or subsidiaries thereof) of the New York Stock Exchange, members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Sub-adviser has determined to be of comparable creditworthiness. The securities that a Portfolio purchases and holds through its agent are U.S. Government securities, the values, including accrued interest, of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be same, with interest at a standard rate due to the Portfolio together with the repurchase price on repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the U.S. Government securities.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, a Portfolio will have the right to liquidate the securities. If, at the time a Portfolio is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order. The Portfolio's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Portfolio. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, a Portfolio only enters into repurchase agreements after its Sub-adviser has determined that the seller is creditworthy, and the Sub-adviser monitors the seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value, including accrued interest, of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Portfolio has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

REVERSE REPURCHASE AGREEMENTS-- ING Baron Small Cap Growth, ING DSI Enhanced Index, ING Goldman Sachs(R) Capital Growth, ING Goldman Sachs(R) Core Equity, ING PIMCO Total Return and ING UBS Tactical Asset Allocation may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, the Portfolio will sell portfolio securities to dealers in U.S. Government Securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price, and interest payment. Reverse repurchase agreements involve the possible risk that the value of portfolio securities the Portfolio relinquishes may decline below the price the Portfolio must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of the Portfolio's outstanding shares. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. To the extent a Portfolio covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined to be liquid, equal in value to the amount of the Portfolio's commitment to repurchase, such an agreement will not be considered a "senior security" by the Portfolio and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Portfolio.

MORTGAGE DOLLAR ROLL TRANSACTIONS-- ING Goldman Sachs(R) Core Equity, ING MFS Capital Opportunities, ING Salomon Brothers Aggressive Growth, ING MFS Global Growth, ING MFS Research Equity and ING PIMCO Total Return may engage in mortgage dollar roll transactions. A "mortgage dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction a Portfolio sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Portfolio enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Portfolio, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Portfolio generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program;
(3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

A Portfolio's obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Portfolio. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Portfolio's restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to a Portfolio's overall limitations on investments in illiquid securities.

SEGREGATED ACCOUNTS-- When a Portfolio enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis, or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to the Portfolio's obligation or commitment under such transactions. Segregated accounts also may be required in connection with certain transactions involving derivative instruments such as options or futures.

FLOATING AND VARIABLE RATE INSTRUMENTS-- ING Alger Growth, ING Alger Aggressive Growth, ING Alger Capital Appreciation, ING Goldman Sachs(R) Capital Growth, ING Goldman Sachs(R) Core Equity, ING JPMorgan Mid Cap Value, ING MFS Capital Opportunities, ING Salomon Brothers Aggressive Growth, ING MFS Global Growth, ING MFS Research Equity, ING OpCap Balanced Value, ING PIMCO Total Return, ING Salomon Brothers Fundamental Value and ING Salomon Brothers Investors Value may invest in floating rate and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. A Sub-adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Some of the demand instruments are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or a third party providing credit support. If a demand instrument is not traded in the secondary market, each Portfolio will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days, in which case the instrument will be characterized as "not readily marketable" and therefore illiquid. In the event that and issuer of such instruments were to default on its payment obligations, a Portfolio might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

RESTRICTED SECURITIES-- Each Portfolio (except ING Goldman Sachs(R) Capital Growth) may invest in restricted securities governed by Rule 144A under the Securities Act of 1933 and other restricted securities. In adopting Rule 144A, the Securities and Exchange Commission specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the Board of Directors (or the fund 's adviser acting subject to the board 's supervision) determines that the securities are in fact liquid. The Board of Directors has delegated its responsibility to fund management to determine the liquidity of each restricted security purchased pursuant to the Rule, subject to the Board of Directors' oversight and review. Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security, both with respect to the initial purchase and on an ongoing basis, will include, among others: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Portfolio could be adversely affected.

REAL ESTATE INVESTMENT TRUSTS (REITS)-- ING American Century Small Cap Value, ING Baron Small Cap Growth, ING DSI Enhanced Index, ING Goldman Sachs(R) Capital Growth, ING Goldman Sachs(R) Core Equity, ING JPMorgan Mid Cap Value, ING MFS Capital Opportunities, ING MFS Global Growth, ING MFS Research Equity, ING Salomon Brothers Aggressive Growth, ING Salomon Brothers Fundamental Value, ING Salomon Brothers Investors Value, ING T. Rowe Price Growth Equity, ING UBS Tactical Asset Allocation and ING Van Kampen Comstock may invest in shares of REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code of 1986 (the "Code"). A Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Portfolio.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

UNSEASONED COMPANIES-- ING American Century Small Cap Value, ING MFS Global Growth, ING Salomon Brothers Aggressive Growth, ING Salomon Brothers Fundamental Value, ING Goldman Sachs(R) Capital Growth and ING Goldman Sachs(R) Core Equity may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

FOREIGN EQUITY SECURITIES-- Each Portfolio may invest in Foreign equity securities (and foreign currencies) as described in the Prospectus. With respect to ING Goldman Sachs(R) Core Equity, the equity securities of foreign issuers must be traded in the United States. Investing in foreign securities generally presents a greater degree of risk than investing in domestic securities. As a result of its investments in foreign securities, a Portfolio may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where a Sub-adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Sub-adviser anticipates, for any other reason, that the exchange rate will improve, a Portfolio may hold such currencies for an indefinite period of time. A Portfolio may also hold foreign currency in anticipation of purchasing foreign securities. While the holding of currencies will permit the Portfolio to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Portfolio to risk of loss if exchange rates move in a direction adverse to the Portfolio's position. Such losses could reduce any profits or increase any losses sustained by a Portfolio from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. For each of ING Alger Growth, ING Alger Aggressive Growth, ING Alger Capital Appreciation, ING American Century Small Cap Value, ING Baron Small Cap Growth, ING Salomon Brothers Aggressive Growth, ING Salomon Brothers Fundamental Value, ING Salomon Brothers Investors Value, ING Goldman Sachs(R) Capital Growth, ING MFS Capital Opportunities, ING T. Rowe Price Growth Equity, ING MFS Research Equity and ING Van Kampen Comstock, the Portfolios may invest up to 20%, 20%, 20%, 20%, 10%, 20%, 20%, 20%, 10%, 35%, 30%, 25% and 25%, respectively, in foreign securities. ING MFS Global Growth and ING JPMorgan Fleming International may invest up to 100% of their respective assets in foreign equity securities.

FOREIGN DEBT SECURITIES, BRADY BONDS-- ING DSI Enhanced Index, ING MFS Capital Opportunities, ING MFS Global Growth, ING PIMCO Total Return, ING Salomon Brothers Fundamental Value, ING Salomon Brothers Investors Value, ING JPMorgan Fleming International and ING UBS Tactical Asset Allocation may invest in corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations") and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that the Portfolio's investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt-restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including:
Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Portfolio) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

The Portfolio's investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to constitute returns of capital for tax purposes or require the Portfolio to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

PRINCIPAL EXCHANGE RATE LINKED SECURITIES-- ING PIMCO Total Return may invest in principal exchange rate linked securities. Principal exchange rate linked securities ("PERLsSM") are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

PERFORMANCE INDEXED PAPER-- ING PIMCO Total Return may invest in performance indexed paper. Performance indexed paper ("PIPsSM") is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

AMERICAN DEPOSITARY RECEIPTS-- Each Portfolio (except ING PIMCO Total Return) may invest in ADRs, which are certificates issued by a U.S. depository (usually a bank) that represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. A Portfolio may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. A Portfolio may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Portfolio's custodian in five days. A Portfolio may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are traded in foreign currency. ADRs will be considered to be denominated in U.S. dollars and not treated as "foreign securities" for purposes of the limitations on such investments. ING Goldman Sachs(R) Core Equity may also invest in Global Depositary Receipts (GDRs).

PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS)-- Each Portfolio (except ING Alger Aggressive Growth, ING Alger Growth, ING Alger Capital Appreciation, ING American Century Small Cap Value, ING Baron Small Cap Growth, ING MFS Global Growth, ING JPMorgan Mid Cap Value, ING OpCap Balanced Value and ING Van Kampen Comstock) may invest in PFICs. Some foreign countries limit or prohibit all direct foreign investment in the securities of their companies. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. The Portfolios are subject to certain percentage limits under the 1940 Act and certain states relating to the purchase of securities of investment companies, and may be subject to the limitation that more than 10% of the value of the Portfolio's assets may be invested in such securities.

INVESTMENT IN OTHER INVESTMENT COMPANIES-- Each Portfolio (except ING Op Cap Balanced Value) may invest in securities of other investment companies, subject to limitations under the 1940 Act. Among other things, these limitations currently restrict the Portfolios' aggregate investments in other investment companies to no more than 10% of a Portfolio's total assets. A Portfolio's investments in certain private investment vehicles are not subject to this restriction. The shares of other investment companies are subject to the management fees and other expenses of those funds. At the same time, the Portfolios would continue to pay their own management fees and expenses with respect to all their investments, including the securities of other investment companies. The Portfolios may invest in the shares of other investment companies when, in the judgment of the Sub-advisers, the potential benefits of the investment outweigh the payment of any management fees and expenses.

EXCHANGE TRADED FUNDS (ETFS)-- These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. ING American Century Small Cap Value, ING Baron Small Cap Growth, ING DSI Enhanced Index, ING Goldman Sachs(R) Capital Growth, ING Goldman Sachs(R) Core Equity, ING MFS Capital Opportunities, ING MFS Global Growth, ING MFS Research Equity, ING Salomon Brothers Aggressive Growth, ING Salomon Brothers Fundamental Value, ING Salomon Brothers Investors Value, ING JPMorgan Fleming International, ING T. Rowe Price Growth Equity, ING UBS Tactical Asset Allocation and ING Van Kampen Comstock may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

WARRANTS-- Each Portfolio (except ING PIMCO Total Return) may acquire warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

ZERO COUPON, DEFERRED INTEREST AND PIK BONDS-- Fixed income securities that ING Baron Small Cap Growth, ING DSI Enhanced Index, ING Goldman Sachs(R) Capital Growth, ING Goldman Sachs(R) Core Equity, ING JPMorgan Mid Cap Value, ING MFS Capital Opportunities, ING MFS Global Growth, ING OpCap Balanced Value, ING PIMCO Total Return, ING Salomon Brothers Aggressive Growth, ING Salomon Brothers Fundamental Value and ING Salomon Brothers Investors Value may invest in include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations that make regular payments of interest. The Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

SHORT-TERM CORPORATE DEBT SECURITIES AND COMMERCIAL PAPER-- Certain of the Portfolios, including ING Alger Aggressive Growth, ING Alger Capital Appreciation and ING Alger Growth may invest in short-term corporate debt securities and commercial paper. Short-term corporate debt securities are outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable or floating rates. Commercial Paper are short-term promissory notes issued by corporations primarily to finance short-term credit needs.

RISK OF INVESTING IN LOWER RATED FIXED-INCOME SECURITIES-- Certain of the Portfolios, as set forth below, may invest in lower rated fixed-income securities rated Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or by Fitch IBCA, Investors Service ("Fitch") and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities.

A Portfolio may also invest in high-yield, below investment grade fixed-income securities, which are rated Ba or lower by Moody's or BB or lower by S&P or by Fitch, or, if unrated, of comparable quality. No minimum rating standard is required by the Portfolios. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. High-yield, below investment grade, fixed-income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Sub-adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market. For a description of the rating categories described above, see the attached Appendix.

In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Portfolio would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a "call option" and redeems the security during a time of declining interest rates, a Portfolio may receive a capital loss on its investment if the security was purchased at a premium and a Portfolio may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Portfolio.

While a Sub-adviser may refer to ratings issued by established credit rating agencies, it is not the Portfolios' policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Sub-adviser's own independent and ongoing review of credit quality. To the extent a Portfolio invests in these lower rated securities, the achievement of its investment objective may be more dependent on the Sub-adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds which are described above. For each of ING American Century Small Cap Value, ING Baron Small Cap Growth, ING MFS Capital Opportunities, ING MFS Global Growth, ING MFS Research Equity, ING OpCap Balanced Value, ING PIMCO Total Return, ING Salomon Brothers Fundamental Value and ING Salomon Brothers Investors Value, the Portfolios may invest up to 5%, 35%, 10%, 5%, 10%, 25%, 10%, 20% and 20%, respectively, in lower rated fixed-income securities.

SHORT SALES AGAINST THE BOX-- Each Portfolio (except ING OpCap Balanced Value, ING Goldman Sachs(R) Core Equity and ING Van Kampen Comstock) may make short sales "against the box," i.e., when a security identical to one owned by these Portfolios is borrowed and sold short. If a Portfolio enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. A Portfolio will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

MORTGAGE-RELATED SECURITIES-- ING Alger Capital Appreciation, ING Baron Small Cap Growth, ING Goldman Sachs(R) Capital Growth, ING OpCap Balanced Value, ING PIMCO Total Return, ING Salomon Brothers Fundamental Value, ING Salomon Brothers Investors Value and ING UBS Tactical Allocation may invest in mortgage-related securities. ING Baron Small Cap Growth will limit its investment in mortgage-related securities to 5% of the Portfolio's total assets. A mortgage-related security is an interest in a pool of mortgage loans. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by borrowers.

Agency-Mortgage-Related Securities: The dominant issuers or guarantors of mortgage-related securities today are the Government National Mortgage Association ("GNMA"), Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA creates pass-through securities from pools of U.S. government guaranteed or insured (such as by the Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings associations. Fannie Mae and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings associations, savings banks, commercial banks, credit unions and mortgage bankers.

Fannie Mae Securities: Fannie Mae is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. Fannie Mae uses its funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae pass-through security represents a proportionate interest in one or more pools of loans, including conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. Government agency). The pools consist of one or more of the following types of loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable rate mortgage loans; (5) other adjustable rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.

Federal Home Loan Mortgage Corporation Securities: The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC securities typically consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between 10 to 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must be whole loans, participation interests in whole loans and undivided interests in whole loans or participation in another FHLMC security.

Government National Mortgage Association Securities: GNMA is a wholly-owned corporate instrumentality of the U.S. Government within the Department of Housing and Urban Development. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. Fannie Mae guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal, of its pass-through securities. Fannie Mae and FHLMC securities are not backed by the full faith and credit of the United States; however, they are generally considered to present minimal credit risks. The yields provided by these mortgage-related securities historically have exceeded the yields on other types of U.S. government securities with comparable maturities in large measure due to the risks associated with prepayment.

Adjustable rate mortgage securities ("ARMs") are a form of pass-through security representing interests in pools of mortgage loans, the interest rates of which are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. The adjustment feature of ARMs tends to make their values less sensitive to interest rate changes. As the interest rates on the mortgages underlying ARMs are reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMs allow the Funds to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Funds may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to the Funds. Further, because of this feature, the values of ARMs are unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments.

Collateralized mortgage obligations ("CMOs") are mortgage-related securities that separate the cash flows of mortgage pools into different components called classes or "tranches." Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of, and interest on, the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

The Portfolios consider GNMA-, Fannie Mae-, and FHLMC-issued pass-through certificates, CMOs, and other mortgage-related securities to be U.S. Government securities for purposes of each Portfolio's investment policies.

Privately Issued Mortgage-Related Securities: Mortgage-related securities offered by private issuers include pass-through securities for pools of conventional residential mortgage loans; mortgage pay-through obligations and mortgage-backed bonds, which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs which are collateralized by mortgage-related securities issued by GNMA, Fannie Mae, FHLMC or by pools of conventional mortgages. The Funds limit their investments in privately issued mortgage-related securities to "mortgage related securities" within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended.

The Portfolios may invest in, among other things, "parallel pay" CMOs, Planned Amortization Class CMOs ("PAC Bonds") and REMICs. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICS, which are known as "regular" interests, or "residual" interests. The Funds will not invest in residual REMICs. Guaranteed REMIC pass-through certificates (REMIC Certificates) issued by Fannie Mae, FHLMC or GNMA represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. GNMA REMIC certificates are supported by the full faith and credit of the U.S. Treasury.

Parallel pay CMOs, as well as REMICs, are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which like the other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

Mortgage-related securities created by private issuers generally offer a higher rate of interest (and greater credit and interest rate risk) than U.S. Government and U.S. Government Mortgage-related securities because they offer no direct or indirect government guarantees of payments. However, many issuers or servicers of mortgage-related securities guarantee, or provide insurance for, timely payment of interest and principal on such securities.

Additional Risk Factors: Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life. Like fixed income securities in general, mortgage-related securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancing of home mortgages, with the result that the average life of mortgage-related securities held by a Fund may be lengthened. As average life extends, price volatility generally increases. For that reason, extension of average life causes the market price of the mortgage-related securities to decrease further when interest rates rise than if the average lives were fixed. Conversely, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk. Prepayments in mortgages tend to increase, average life tends to decline and increases in value are correspondingly moderated.

STRIPPED MORTGAGE-BACKED SECURITIES-- ING OpCap Balanced Value and ING PIMCO Total Return may invest in stripped mortgage-backed securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities.

HYBRID INSTRUMENTS-- ING American Century Small Cap Value, ING DSI Enhanced Index, ING PIMCO Total Return, ING Salomon Brothers Fundamental Value, ING Salomon Brothers Investors Value, ING T. Rowe Price Growth Equity and ING UBS Tactical Asset Allocation may invest in hybrid instruments. Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments"). Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, the Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy would be successful and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over the counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor which the Portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio. Accordingly, each Portfolio will limit its investments in Hybrid Instruments to 10% of total assets. However, because of their volatility, it is possible that the Portfolio's investment in Hybrid Instruments will account for more than 10% of its return (positive or negative).

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

SWAPS, CAPS, FLOORS AND COLLARS-- Among the transactions into which ING Baron Small Cap Growth, ING PIMCO Total Return, ING Salomon Brothers Aggressive Growth, ING Salomon Brothers Fundamental Value, ING Salomon Brothers Investors Value, ING JPMorgan Fleming International and ING Van Kampen Comstock may enter are interest rate, currency, credit default and index swaps and the purchase or sale of related caps, floors and collars. A Portfolio may also enter into options on swap agreements ("swap options"). The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream it may be obligated to pay. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Sub-adviser and the Portfolio believe such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions. The Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Sub-adviser. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The Portfolio may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held it its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

Certain of the Portfolios may also enter into options on swap agreements ("swap options").

EURODOLLAR INSTRUMENTS-- ING MFS Capital Opportunities, ING Salomon Brothers Aggressive Growth, ING PIMCO Total Return and ING JPMorgan Fleming International may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.

MUNICIPAL BONDS-- ING PIMCO Total Return may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities, the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The Municipal Bonds which the Portfolio may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Under the Internal Revenue Code, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Some longer-term Municipal Bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request - usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Portfolio would hold the longer-term security, which could experience substantially more volatility.

Municipal Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. The Portfolio may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Portfolio also may Municipal Bonds due to changes in the Sub-adviser's evaluation of the issuer or cash needs resulting from redemption requests for Fund shares. The secondary market for Municipal Bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Portfolio's ability to sell particular Municipal Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

Prices and yields on Municipal Bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

The Portfolio may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Bonds. In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity.

Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Portfolio's Municipal Bonds in the same manner.

INFLATION-INDEXED BONDS-- ING PIMCO Total Return may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years' inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Portfolio also may invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

EVENT-LINKED BONDS-- ING PIMCO Total Return may invest in event-linked bonds. Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Portfolio will only invest in catastrophe bonds that meet the credit quality requirements for the Portfolio.

OPTIONS ON SECURITIES-- Each Portfolio (except ING Alger Aggressive Growth and ING Alger Growth) may purchase and write (sell) call and put options on securities. A Portfolio may sell options on securities for the purpose of increasing its return on such securities and/or to protect the value of its Portfolio. ING MFS Capital Opportunities may only sell calls on securities if such calls are "covered," as explained below. A Portfolio may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.

A Portfolio may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that the Portfolio wants to purchase at a later date. A Portfolio may sell call and put options only if it takes certain steps to cover such options or segregates assets, in accordance with regulatory requirements, as described below.

A call option sold by a Portfolio is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is considered offset, and thus held in accordance with regulatory requirements, if a Portfolio holds a call on the same security and in the same principal amount as the call sold when the exercise price of the call held (a) is equal to or less than the exercise price of the call sold or (b) is greater than the exercise price of the call sold if the difference is maintained by the Portfolio in liquid securities in a segregated account with its custodian. If a put option is sold by a Portfolio, the Portfolio will maintain liquid securities with a value equal to the exercise price in a segregated account with its custodian, or else will hold a put on the same security and in the same principal amount as the put sold where the exercise price of the put held is equal to or greater than the exercise price of the put sold or where the exercise price of the put held is less than the exercise price of the put sold if the Portfolio maintains in a segregated account with the custodian, liquid securities with an aggregate value equal to the difference.

Effecting a closing transaction in the case of a sold call option will permit a Portfolio to sell another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a sold put option will permit the Portfolio to sell another put option to the extent that the exercise price thereof is secured by liquid securities in a segregated account. Such transactions permit a Portfolio to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any subject to the option to be used for other investments of a Portfolio, provided that another option on such security is not sold.

A Portfolio will realize a profit from a closing transaction if the premium paid in connection with the closing of an option sold by the Portfolio is less than the premium received from selling the option, or if the premium received in connection with the closing of an option by the Portfolio is more than the premium paid for the original purchase. Conversely, a Portfolio will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously sold by the Portfolio is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio.

A Portfolio may sell options in connection with buy-and-write transactions; that is, the Portfolio may purchase a security and then sell a call option against that security. The exercise price of the call a Portfolio determines to sell will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is sold. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from selling the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio's maximum gain will be the premium received by it for selling the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The selling of put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or retain the option until it is exercised, at which time the Portfolio will be required to take delivery of the security at the exercise price; the Portfolio's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by a Portfolio in the same market environments that call options are used in equivalent buy-and-write transactions.

A Portfolio may also sell combinations of put and call options on the same security, known as "straddles," with the same exercise price and expiration date. By entering into a straddle, a Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Portfolio will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the call options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. Straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By selling a call option, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security, above the exercise price of the option. By selling a put option, a Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. The selling of options on securities will not be undertaken by a Portfolio solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are sold for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

A Portfolio may purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit a Portfolio to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

A Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio.

In certain instances, a Portfolio may enter into options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options, grant the purchaser the right to purchase (in the case of a "call"), or sell (in the case of a "put"), a specified type and series of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous to the Portfolio than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium is paid at termination, the Portfolio assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option.

OPTIONS ON STOCK INDICES-- Each Portfolio (except ING Alger Aggressive Growth, ING Alger Growth, ING Baron Small Cap Growth and ING Op Balanced Value) may purchase and sell call and put options on stock indices. A Portfolio generally may sell options on stock indices for the purpose of increasing gross income and to protect the Portfolio against declines in the value of securities they own or increases in the value of securities to be acquired, although a Portfolio may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. A Portfolio's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier."

A Portfolio may sell call options on stock indices if it owns securities whose price changes, in the opinion of the Sub-adviser, are expected to be similar to those of the underlying index, or if it has an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its Portfolio. When a Portfolio covers a call option on a stock index it has sold by holding securities, such securities may not match the composition of the index and, in that event, the Portfolio will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Portfolio may also sell call options on stock indices if it holds a call on the same index and in the same principal amount as the call sold when the exercise price of the call held (a) is equal to or less than the exercise price of the call sold or (b) is greater than the exercise price of the call sold if the difference is maintained by the Portfolio in liquid securities in a segregated account with its custodian. A Portfolio may sell put options on stock indices if it maintains liquid securities with a value equal to the exercise price in a segregated account with its custodian, or by holding a put on the same stock index and in the same principal amount as the put sold when the exercise price of the put is equal to or greater than the exercise price of the put sold if the difference is maintained by the Portfolio in liquid securities in a segregated account with its custodian. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

A Portfolio will receive a premium from selling a put or call option, which increases the Portfolio's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which a Portfolio has sold a call option falls or remains the same, the Portfolio will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Portfolio will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Portfolio's stock investments. By selling a put option, the Portfolio assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Portfolio correlate with changes in the value of the index, selling covered put options on indices will increase the Portfolio's losses in the event of a market decline, although such losses will be offset in part by the premium received for selling the option.

A Portfolio may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Portfolio will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Portfolio's security holdings.

The purchase of call options on stock indices may be used by a Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Portfolio owns.

The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

               FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Each Portfolio (except ING Alger Growth, ING Alger Aggressive Growth and ING Baron Small Cap Growth ) may engage in the following types of transactions:

FUTURES CONTRACTS-- Each Portfolio may enter into stock index futures contracts, including futures contracts related to stock indices and interest rates among others. ING Goldman Sachs(R) Core Equity may enter into futures transactions only with respect to the S&P 500 Index. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law. Purchases or sales of stock index futures contracts for hedging purposes may be used to attempt to protect a Portfolio's current or intended stock investments from broad fluctuations in stock prices, to act as a substitute for an underlying investment, or to enhance yield ("speculation").

A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of stock index futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the date and cannot be "exercised" at any other time during their term.

The purchase or sale of a futures contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable--a process known as "marking to the market."

Purchases or sales of stock index futures contracts are used to attempt to protect the Portfolio's current or intended stock investments from broad fluctuations in stock prices. For example, a Portfolio may sell stock index futures contracts in anticipation of, or during a market decline to attempt to offset the decrease in market value of the Portfolio's portfolio securities that might otherwise result if such decline occurs, because the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding position in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Portfolio will purchase such securities upon termination of the futures position, but under usual market conditions, a long futures position may be terminated without a related purchase of securities.

When a Portfolio buys or sells a futures contract, unless it already owns an offsetting position, it will maintain, in a segregated account held by the custodian or futures commodities merchant, liquid securities having an aggregate value at least equal to the full market value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

OPTIONS ON FUTURES CONTRACTS-- Each Portfolio may purchase and sell options to buy or sell futures contracts in which they may invest ("options on futures contracts"). Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law. Put and call options on futures contracts may be traded by a Portfolio in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired, to act as a substitute for an underlying investment, or to enhance yield.

An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts. In addition, the seller of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

Options on futures contracts that are sold or purchased by a Portfolio on U.S. exchanges are traded on the same contract market as the underlying futures contract, and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearinghouse. In addition, options on futures contracts may be traded on foreign exchanges or in some cases over the counter or on an electronic trading facility.

A Portfolio may sell call options on futures contracts only if it also (a) purchases the underlying futures contract, (b) owns the instrument, or instruments included in the index, underlying the futures contract, or (c) holds a call on the same futures contract and in the same principal amount as the call sold when the exercise price of the call held (i) is equal to or less than the exercise price of the call sold or (ii) is greater than the exercise price of the call sold if the difference is maintained by the Portfolio in liquid securities in a segregated account with its custodian. A Portfolio may sell put options on futures contracts only if it also (A) sells the underlying futures contract, (B) segregates liquid securities in an amount equal to the value of the security or index underlying the futures contract, or (C) holds a put on the same futures contract and in the same principal amount as the put sold when the exercise price of the put held is equal to or greater than the exercise price of the put written or when the exercise price of the put held is less than the exercise price of the put sold if the difference is maintained by the Portfolio in liquid securities in a segregated account with it its custodian. Upon the exercise of a call option on a futures contract sold by a Portfolio, the Portfolio will be required to sell the underlying futures contract which, if the Portfolio has covered its obligation through the purchase of such contract, will serve to liquidate its futures position. Similarly, where a put option on a futures contract sold by the Portfolio is exercised, the Portfolio will be required to purchase the underlying futures contract which, if the Portfolio has covered its obligation through the sale of such contract, will close out its futures position.

The selling of a call option on a futures contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings. The selling of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities the Portfolio intends to purchase. If a put or call option the Portfolio has sold is exercised, the Portfolio will incur a loss, which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Portfolio's losses from existing options on futures contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

A Portfolio may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Portfolio could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Portfolio could purchase call options on futures contracts, rather than purchasing the underlying futures contracts.

FORWARD CONTRACTS ON FOREIGN CURRENCY-- Each Portfolio (except ING JPMorgan Mid Cap Value) may enter into forward foreign currency exchange contracts for hedging and non-hedging purposes. Forward contracts may be used for hedging to attempt to minimize the risk to a Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies. Each Portfolio intends to enter into forward contracts for hedging purposes. In particular, a forward contract to sell a currency may be entered into where the Portfolio seeks to protect against an anticipated increase in the rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, a Portfolio may enter into a forward contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Portfolio intends to acquire. The Portfolio also may enter into a forward contract in order to assure itself of a predetermined exchange rate in connection with a security denominated in a foreign currency. In addition, the Portfolio may enter into forward contracts for "cross hedging" purposes; e.g., the purchase or sale of a forward contract on one type of currency as a hedge against adverse fluctuations in the value of a second type of currency. The Portfolios may also use foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

If a hedging transaction in forward contracts is successful, the decline in the value of portfolio securities or other assets or the increase in the cost of securities or other assets to be acquired may be offset, at least in part, by profits on the forward contract. Nevertheless, by entering into such forward contracts, a Portfolio may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Portfolio will usually seek to close out positions in such contracts by entering into offsetting transactions, which will serve to fix the Portfolio's profit or loss based upon the value of the contracts at the time the offsetting transaction is executed.

A Portfolio will also enter into transactions in forward contracts for other than hedging purposes, which present greater profit potential but also involve increased risk. For example, a Portfolio may purchase a given foreign currency through a forward contract if, in the judgment of the Sub-adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Portfolio may sell the currency through a forward contract if the Sub-adviser believes that its value will decline relative to the dollar.

A Portfolio will profit if the anticipated movements in foreign currency exchange rates occur which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Portfolio may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

Each Portfolio has established procedures consistent with statements by the SEC and its staff regarding the use of forward contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which the Portfolio satisfies this requirement through segregation of assets, it will maintain, in a segregated account cash, cash equivalents or other liquid securities, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under forward contracts. While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the Portfolio's ability to utilize forward contracts in the manner set forth above may be restricted.

A Portfolio may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Sub-adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. A Portfolio may also hold foreign currency in anticipation of purchasing foreign securities.

OPTIONS ON FOREIGN CURRENCIES-- Each Portfolio (except ING JPMorgan Mid Cap Value) may purchase and sell options on foreign currencies for hedging purposes in a manner similar to that in which forward contracts will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

A Portfolio may sell options on foreign currencies for the same types of hedging purposes. For example, where the Portfolio anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, sell a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

As in the case of other types of options, however, the selling of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. As in the case of forward contracts, certain options on foreign currencies are traded over the counter and involve risks which may not be present in the case of exchange-traded instruments.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could sell a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. Foreign currency options sold by the Portfolio will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the selling of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the selling of options on foreign currencies, the Portfolio also may be required to forgo all or a portion of the benefits, which might otherwise have been obtained from favorable movements in exchange rates. The Portfolios may also use foreign currency options to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

RISKS ASSOCIATED WITH INVESTING IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS

RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH A PORTFOLIO'S SECURITIES-- A Portfolio's abilities effectively to hedge all or a portion of its portfolio through transactions in options, futures contracts, options on futures contracts, forward contracts and options on foreign currencies depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Portfolio's securities. In the case of futures and options based on an index, the Portfolio will not duplicate the components of the index, and in the case of futures and options on fixed income securities, the portfolio securities that are being hedged may not be the same type of obligation underlying such contract. The use of forward contracts for cross-hedging purposes may involve greater correlation risks. As a result, the correlation probably will not be exact. Consequently, the Portfolio bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

For example, if a Portfolio purchases a put option on an index and the index decreases less than the value of the hedged securities, the Portfolio would experience a loss that is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or futures contract in which the Portfolio has a position and the portfolio securities the Portfolio is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. In addition, a Portfolio may enter into transactions in forward contracts or options on foreign currencies in order to hedge against exposure arising from the currencies underlying such forwards. In such instances, the Portfolio will be subject to the additional risk of imperfect correlation between changes in the value of the currencies underlying such forwards or options and changes in the value of the currencies being hedged.

It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where a Portfolio enters into transactions in options or futures on narrow-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Portfolio's portfolio or the intended acquisitions being hedged.

The trading of futures contracts, options and forward contracts for hedging purposes entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the options, futures and forward markets. In this regard, trading by speculators in options, futures and forward contracts has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of contracts.

The trading of options on futures contracts also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or expiration date of the option approaches.

Further, with respect to options on securities, options on stock indices, options on currencies and options on futures contracts, the Portfolio is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Portfolio in connection with such transactions.

In selling a covered call option on a security, index or futures contract, a Portfolio also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Portfolio sells a call option on a stock index and segregates securities, such securities may not match the composition of the index, and the Portfolio may not be fully covered. As a result, the Portfolio could be subject to risk of loss in the event of adverse market movements.

The selling of options on securities, options on stock indices or options on futures contracts constitutes only a partial hedge against fluctuations in value of a Portfolio's holdings. When a Portfolio sells an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Portfolio will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings or any increase in the cost of the instruments to be acquired.

When the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Portfolio will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by selling an option, the Portfolio may be required to forgo the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired.

In the event of the occurrence of any of the foregoing adverse market events, the Portfolio's overall return may be lower than if it had not engaged in the hedging transactions.

It should also be noted that a Portfolio may enter into transactions in options (except for options on foreign currencies), futures contracts, options on futures contracts and forward contracts not only for hedging purposes, but also for non-hedging purposes intended to increase portfolio returns. Non-hedging transactions in such investments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. A Portfolio will only sell covered options, such that liquid securities with an aggregate value equal to an amount necessary to satisfy an option exercise will be segregated at all times, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Portfolio may not fully protect it against risk of loss and, in any event, the Portfolio could suffer losses on the option position, which might not be offset by corresponding portfolio gains.

A Portfolio also may enter into transactions in futures contracts, options on futures contracts and forward contracts for other than hedging purposes, which could expose the Portfolio to significant risk of loss if foreign currency exchange rates do not move in the direction or to the extent anticipated. In this regard, the foreign currency may be extremely volatile from time to time, as discussed in the Prospectus and in this SAI, and the use of such transactions for non-hedging purposes could therefore involve significant risk of loss.

With respect to entering into straddles on securities, a Portfolio incurs the risk that the price of the underlying security will not remain stable, that one of the options sold will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Portfolio with two simultaneous premiums on the same security, but involve additional risk, since the Portfolio may have an option exercised against it regardless of whether the price of the security increases or decreases.

RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET-- Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While a Portfolio will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by the Portfolio, and the Portfolio could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if a Portfolio has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Portfolio's ability effectively to hedge its portfolio, and could result in trading losses.

The liquidity of a secondary market in the futures contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved the daily limit on a number of consecutive trading days.

The trading of futures contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

MARGIN-- Because of low initial margin deposits made upon the opening of a futures or forward position and the selling of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where a Portfolio enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Portfolio or decreases in the prices of securities or other assets the Portfolio intends to acquire. Where a Portfolio enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose the Portfolio to greater risk.

TRADING AND POSITION LIMITS-- The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various boards of trade have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Sub-advisers do not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolio of the Portfolios.

RISKS OF OPTIONS ON FUTURES CONTRACTS-- The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying futures contract subject to the risks of the availability of a liquid offset market described herein. The seller of an option on a futures contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price underlying security, index, currency or futures contracts.

RISKS OF TRANSACTIONS RELATED TO FOREIGN CURRENCIES AND TRANSACTIONS NOT CONDUCTED ON U.S. Exchanges--Transactions in forward contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Portfolio. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Portfolio makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options markets until the following day, thereby making it more difficult for the Portfolio to respond to such events in a timely manner.

Settlements of exercises of over the counter forward contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

Unlike many transactions entered into by a Portfolio in futures contracts and exchange-traded options, options on foreign currencies, forward contracts and over the counter options on securities are not traded on markets regulated by the CFTC or the SEC (with the exception of certain foreign currency options). To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over the counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option seller and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, over the counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of a Portfolio's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Portfolio. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over the counter contracts, and the Portfolio could be required to retain options purchased or sold, or forward contracts entered into, until exercise, expiration or maturity. This in turn could limit the Portfolio's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, over the counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Portfolio's ability to enter into desired hedging transactions. The Portfolio will enter into an over the counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Sub-adviser.

Options on securities, options on stock indexes, futures contracts, options on futures contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over the counter trading may be present in connection with such transactions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over the counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over the counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS-- In order to assure that a Portfolio will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that a Portfolio enter into transactions in futures contracts and options on futures contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Portfolio's assets after taking into account unrealized profits and losses on any such contracts it has entered into, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

The staff of the SEC has taken the position that over the counter options and assets used to cover sold over the counter options are illiquid and, therefore, together with other illiquid securities held by a Portfolio, cannot exceed 15% of a Portfolio's assets (the "SEC illiquidity ceiling"). Although the Sub-advisers may disagree with this position, each Sub-adviser intends to limit the Portfolios' selling of over the counter options in accordance with the following procedure. Except as provided below, ING MFS Capital Opportunities intends to sell over the counter options only with primary U.S. Government securities dealers recognized as such by the Federal Reserve Bank of New York. Also, the contracts a Portfolio has in place with such primary dealers provide that the Portfolio has the absolute right to repurchase an option it sells at a maximum price to be calculated by a pre-determined formula. Each Portfolio will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling test. Each Portfolio may also sell over the counter options with non-primary dealers, including foreign dealers (where applicable), and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling test.

The policies described above are not fundamental and may be changed without shareholder approval, as may each Portfolio's investment objective.

TEMPORARY DEFENSIVE POSITIONS-- During periods of unusual market conditions when a Sub-adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a Portfolio may invest up to 100% of its assets in cash or cash equivalents including, but not limited to, obligations of banks with assets of $1 billion or more (including certificates of deposit, bankers' acceptances and repurchase agreements), commercial paper, short-term notes, obligations issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities and related repurchase agreements. ING UBS Tactical Asset Allocation also may invest in other investment companies that invest exclusively in money market instruments for temporary defensive purposes. ING JPMorgan Fleming International may, for temporary defensive purposes, engage in strategic transactions, which may include the use of derivatives.

ING Alger Growth may invest up to 35% of its total assets in equity securities of companies that, at the time of the purchase, have total market capitalization of less than $10 billion and in excess of that amount (up to 100% of its assets) during temporary defensive periods. ING Alger Aggressive Growth may invest up to 35% of its total assets in equity securities of companies that, at the time of the purchase, have total market capitalization outside the range of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index and in excess of that amount (up to 100% of its assets) during temporary defensive periods. ING Alger Capital Appreciation may invest up to 15% of its net assets in money market instruments and repurchase agreements and in excess of that amount (up to 100% of its assets) during temporary defensive periods.

PORTFOLIO TURNOVER-- Each Portfolio may sell a portfolio investment soon after its acquisition if the sub-adviser believes that such a disposition is consistent with the Portfolio's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by a Portfolio's shareholders. High portfolio turnover may result in the realization of substantial net capital gains.

                                                 MANAGEMENT OF THE FUND

The investments and administration of the Fund are under the direction of the Board of Directors. The Directors and executive officers of the Fund and their principal occupations for the past five years are listed below.

--------------------------------------------------------------------------------------------------------------------------
                        TERM OF OFFICE(1)        POSITION(S)                                   NUMBER OF     OTHER
                        AND LENGTH OF            HELD WITH     PRINCIPAL OCCUPATION(S)         PORTFOLIOS    DIRECTORSHIPS
NAME, ADDRESS AND AGE   TIME SERVED              FUND          DURING PAST FIVE YEARS          OVERSEEN      HELD
--------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR:
--------------------------------------------------------------------------------------------------------------------------
Laurie M. Tillinghast*  Indefinite;                Director    Vice President, ING Life             21           None
151 Farmington Avenue   Since 11/26/1997             and       Insurance and Annuity
Hartford, Connecticut                             President    Company, 1998 to present;
Age: 50                                                        Vice President, Aetna
                                                               Retirement Services, Fund
                                                               Strategy and Management, 1995
                                                               to 1998.
--------------------------------------------------------------------------------------------------------------------------
DISINTERESTED
DIRECTORS:
--------------------------------------------------------------------------------------------------------------------------
John V. Boyer           Indefinite;                Director    Executive Director, The Mark         21           None
63 Penn Drive           Since 11/26/1997                       Twain House Museum, 1989 to
West Hartford,                                                 present.
Connecticut
Age: 49
--------------------------------------------------------------------------------------------------------------------------
Richard A. Johnson      Indefinite;                Director    Retired for more than five           21           None
24 Sulgrave Road        Since 11/26/1997                       years.
West Hartford,
Connecticut
Age: 67
--------------------------------------------------------------------------------------------------------------------------
Patrick Kenny**         Indefinite;                Director    Senior Vice President, SS&C          21           None
33 Fulton Place         Since 03/05/2002                       Technologies, November 1995
West Hartford,                                                 to May 1998; Executive Vice
Connecticut                                                    President, Frontier Insurance
Age: 60                                                        Group, Inc., September 1998
                                                               to March 2001; President and
                                                               Chief Executive Officer,
                                                               International Insurance
                                                               Society, June 2001 to present.
--------------------------------------------------------------------------------------------------------------------------
OFFICERS:
--------------------------------------------------------------------------------------------------------------------------

Michael J. Roland       Indefinite;                 Chief      Executive Vice President,
7337 E. Doubletree      Since 12/01/2002          Financial    Treasurer and Chief Financial
Ranch Road                                       Officer and   Officer of ING Capital
Scottsdale, Arizona                               Treasurer    Corporation and its
Age: 43                                                        subsidiaries, June 1998 to
                                                               present; Chief Financial
                                                               Officer, Endeavor Group and
                                                               Endeavor Investment Advisors,
                                                               April 1997 to June 1998.
--------------------------------------------------------------------------------------------------------------------------
Todd Modic              Indefinite;               Assistant    Assistant Vice President and
7337 E. Doubletree      Since 02/05/03            Treasurer    Director of Financial
Ranch Road                                                     Reporting of ING Investments,
Scottsdale, Arizona                                            LLC, March 2001 to present;
Age: 34                                                        Director of Financial
                                                               Reporting, Axient
                                                               Communications, Inc., May
                                                               2000 to January 2001;
                                                               Director of Finance,
                                                               Rural/Metro Corporation,
                                                               March 1995 to May 2000.
--------------------------------------------------------------------------------------------------------------------------
Jeffrey J. Gaboury       Indefinite;              Assistant    Director, Reporting and
200 Clarendon Street    Since 05/12/1999          Treasurer    Compliance, Investors Bank &
Boston, Massachusetts                                          Trust Company, 1996 to
Age: 34                                                        present.
--------------------------------------------------------------------------------------------------------------------------
Susan C. Mosher         Indefinite;               Secretary    Senior Director, Legal
200 Clarendon Street    Since 11/26/1997                       Administration, Investors
Boston, Massachusetts                                          Bank & Trust Company, 1995 to
Age: 48                                                        present.

--------------------------------------------------------------------------------------------------------------------------
Jacqueline Salamon      Indefinite;               Assistant    Compliance Officer, ING Life
151 Farmington Avenue   Since 08/09/2002          Secretary    Insurance and Annuity
Hartford, Connecticut                                          Company, 1996 to present and
Age: 40                                                        ING Partners, Inc., 1999 to
                                                               present.
--------------------------------------------------------------------------------------------------------------------------
John M. DelPrete         Indefinite; Since        Assistant    Senior Associate Counsel,
200 Clarendon Street    08/09/2002                Secretary    Legal Administration,
Boston, Massachusetts                                          Investors Bank & Trust
Age: 34                                                        Company, 1997 to present.
--------------------------------------------------------------------------------------------------------------------------

---------------
(1) Each Director holds office for an indefinite term until the earliest of the election and qualification of his or her successor or the date the Director resigns or dies. The officers of the Fund are elected by the Board of Directors and, subject to the earlier termination of office, each officer holds office for the term of one year and until his or her successor is elected and qualified.

  * Ms. Tillinghast, a Director of the Fund, may be considered to be an interested director by virtue of her position as an officer of ING Life Insurance and Annuity Company, the Fund's Investment Adviser, the parent company of the
    Distributor.

 ** Ewald Kist, Chairman of the Executive Board for ING Groep, N.V., ING Life Insurance and Annuity Company's ultimate parent company (through six tiers of subsidiary entities), sits on the board of directors for the International
    Insurance Society.

Members of the Board of the Directors who are also directors, officers or employees of ING Life Insurance and Annuity Company (ILIAC or the Adviser), or its affiliates are not entitled to any compensation from the Fund. Members of the Board of Directors who are not affiliated with ILIAC or its affiliates are entitled to receive an annual retainer of $25,000 for service on the Board. In addition, each such member will receive a fee of $3,125 per meeting for each regularly scheduled Board meeting; $3,125 for each in-person Contract Committee meeting; $3,125 for each in-person Special Board meeting; and $1,875 for each in-person committee meeting, other than a Contract Committee meeting, on any day on which a regular board meeting is not scheduled. A Committee Chairperson fee of $1,875 will be paid annually to the Chairperson of each of the Valuation, Audit, Investment Review and Contract Committees. All of the above fees are to be paid proportionately by each Portfolio based on the net assets of the Portfolios as of the previous December 31.

                                         OWNERSHIP OF SHARES

The following table describes Mr. Johnson's ownership of equity securities of Citigroup, Inc. as of December
31, 2001. Salomon Brothers Asset Management, Inc. a sub-adviser of the Fund, is a wholly-owned subsidiary of
Citigroup, Inc. Mr. Johnson divested of his securities subsequent to December 31, 2001.


                           NAME OF
                         OWNERS AND
                      RELATIONSHIPS TO                                               VALUE OF
  NAME OF DIRECTOR        DIRECTOR          COMPANY             TITLE OF CLASS     SECURITIES*        PERCENT OF CLASS
----------------------------------------------------------------------------------------------------------------------
 Richard A. Johnson         Self          Citigroup, Inc.         Common             $75,720               <1%
----------------------------------------------------------------------------------------------------------------------

* As of December 31, 2001.

                          FUND GOVERNANCE INFORMATION

The Board of Directors has established an Audit Committee consisting of all of the members of the Board who are not "interested persons" of the Fund within the meaning of the 1940 Act. During the fiscal year ended December 31, 2002, the Audit Committee held three meetings and the Audit Committee members were John V. Boyer, Richard A. Johnson and Patrick Kenny. The responsibilities of the Audit Committee include oversight of each Portfolio's accounting and financial reporting policies, practices and internal controls. The Audit Committee's specific duties and responsibilities include: (1) recommend to the Board of Directors the selection, retention, compensation, or termination of an independent public accounting firm; (2) review the scope of the Portfolios' proposed audit each year and the audit procedures to be utilized; (3) at the conclusion of each audit, the Audit Committee reviews the audit, including any comments or recommendations, with the independent auditors; (4) review each Portfolio's annual report to shareholders and any significant underlying accounting policies; (5) review with the Portfolios' independent auditors the adequacy and effectiveness of relevant internal controls and procedures and the quality of the staff implementing those controls and procedures.

The Board of Directors also has established a Nominating Committee consisting of all of the members of the Board who are not "interested persons" of the Fund within the meaning of the 1940 Act. During the fiscal year ended December 31, 2002, the Nominating Committee held one telephonic meeting and the Nominating Committee members are John V. Boyer, Richard A. Johnson and Patrick Kenny. The Nominating Committee is responsible for promoting the effective participation of qualified individuals on the Board of Directors and Committees of the Board. In fulfilling its responsibilities, the Nominating Committee receives, reviews and maintains files of individuals qualified to be recommended as nominees for election as Directors, including any recommendations proposed by shareholders (which shall include a review of the individual's status as an "interested person" of the Fund under the 1940 Act) and presents recommendations to the Board of Directors to fill vacancies or to nominate directors for election by shareholders. Recommendations by shareholders should be submitted to the Committee in care of the Fund's Secretary. Further, the Nominating Committee presents recommendations to the Board of Directors regarding directors to be selected for membership on the various Committees of the Board and monitors the performance of legal counsel employed by the Fund and legal counsel engaged by the Independent Directors.

The Board of Directors also has established a Valuation Committee consisting of all of the members of the Board who are not "interested persons" of the Fund within the meaning of the 1940 Act. During the fiscal year ended December 31, 2002, the Valuation Committee held three meetings and the Valuation Committee members were John V. Boyer, Richard A. Johnson and Patrick Kenny. The Valuation Committee is responsible for overseeing the determination of each Portfolio's net asset value and the calculation of the value of the assets held by each Portfolio, which determinations and calculations are made by the Fund's custodian and pricing agent. The Valuation Committee also reviews the determinations by the Fund's Pricing Committee of the fair market value of particular securities when market quotations are not readily available under circumstances set forth in the Fund's valuation procedures.

The Board of Directors also has established a Contract Committee consisting of all of the members of the Board who are not "interested persons" of the Fund within the meaning of the 1940 Act. During the fiscal year ended December 31, 2002, the Contract Committee held one meeting and the Contract Committee members were John V. Boyer, Richard A. Johnson and Patrick Kenny. The Contract Committee reviews all investment advisory and related agreements as well as third party agreements on behalf of the Board, including the contracts for the provision of custodial, fund accounting, administrative and transfer agency services to the Fund. It is the responsibility of the Contract Committee to make recommendations to the Board regarding the continuation of existing contractual relationships and to recommend the approval of new contracts when additional Portfolios are established or when existing contractual relationships are concluding. When reviewing advisory agreements on behalf of the Fund, the Contract Committee and the full Board undertake a comprehensive review of the current contractual relationship through disclosure provided in a question and answer memorandum generated by Fund management and completed by the affected party. In addition, the Contract Committee and the Board review a comparative performance analysis of each Portfolio against its peer group and a comparison of the advisory fees and the total operating expenses of each Portfolio against the fees charged by such peer group. After a detailed review of the above information by the Contract Committee, the Committee makes a recommendation to the Board at the next regularly scheduled Board meeting.

The Board of Directors also has established an Investment Review Committee consisting of all of the members of the Board who are not "interested persons" of the Fund within the meaning of the 1940 Act. During the fiscal year ended December 31, 2002, the Investment Review Committee held two meetings and the Investment Review Committee members were John V. Boyer, Richard A. Johnson and Patrick Kenny. The Investment Review Committee monitors and reviews the investment aspects of each Portfolio of the Fund, including portfolio performance, investment risk levels, risk-adjusted performance, adherence to stated investment objective and consistency with investment style. The Investment Review Committee is authorized to make recommendations to the full Board respecting investment aspects of the Portfolios, including recommending action on entering into, amending, or terminating contracts with the investment adviser or sub-advisers to a portfolio.

          APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

At a meeting held on February 6, 2002, the Board of Directors, including the Independent Directors, approved an interim investment sub-advisory agreement between ING Life Insurance and Annuity Company (ILIAC) and Deutsche Investment Management Americas, Inc. ("DIMA") on behalf of the ING Scudder International Growth Portfolio. The interim investment sub-advisory agreement was necessary because of the merger between Zurich Scudder, the Portfolio's investment sub-adviser at the time, and Deutsche Asset Management, Inc. ("DAM"). The merger involved a change in control of Zurich Scudder and caused the termination of the existing sub-advisory agreement according to its terms and under the provisions of the 1940 Act. The terms of the interim sub-advisory agreement were identical to the original Scudder sub-advisory agreement with the exception of the effective date and termination date. At a meeting held on May 9, 2002, the Board of Directors, including the Independent Directors, approved an investment sub-advisory agreement between ILIAC and Deutsche Asset Management Investment Services Limited ("DeAMIS"), the successor to DIMA, on behalf of the ING Scudder International Growth Portfolio.

At a meeting held on August 8, 2002, the Board of Directors, including the Independent Directors, upon recommendation of the Investment Review Committee, unanimously approved a proposal to terminate the investment sub-advisory agreements with MFS, on behalf of the ING MFS Emerging Equities Portfolio, and DeAMIS, on behalf of the ING Scudder International Growth Portfolio. The Investment Committee's recommendation to terminate MFS and retain Salomon Brothers Asset Management ("Salomon Brothers") as sub-adviser to the ING Emerging Equities Portfolio was based on several factors including, the unsatisfactory performance and the investment style changes of the Portfolio under MFS, and the strong relative performance of Salomon Brothers; multi-cap, aggressive growth funds with a style discipline similar to the Portfolio's. The Investment Committee's recommendation to terminate DeAMIS and retain JP Morgan Fleming Asset Management (London) Ltd. ("JP Morgan Fleming") as sub-adviser to the ING Scudder International Portfolio was based on several factors including, the significant management and organizational changes, including significant changes to its management personnel, DeAMIS has undergone as a result of the recent Deutsche Bank acquisition of Zurich Scudder Investments, Inc., and the consistent performance of JP Morgan Fleming in managing funds similar to the Portfolio. Based on such information as it considered necessary to the exercise of its reasonable business judgment, and in consideration of all factors deemed relevant to them, the board determined that the Adviser's engagement of JP Morgan Fleming as sub-adviser to the ING Scudder International Portfolio and Salomon Brothers as sub-adviser to the ING MFS Emerging Equities Portfolio likely would offer the respective Portfolio access to highly effective management and advisory services and capabilities. The Board, including the Independent Directors, also voted to change the names of the ING MFS Emerging Equities and ING Scudder International Growth Portfolios to ING Salomon Brothers Aggressive Growth Portfolio and ING JPMorgan Fleming International Portfolio, respectively. The Board, including the Independent Directors, upon recommendation of the Investment Review Committee, then approved amended investment sub-advisory agreements between ILIAC and Salomon Brothers Asset Management, on behalf of the ING Salomon Brothers Aggressive Growth Portfolio and J.P. Morgan Fleming Asset Management (London) Ltd., on behalf of the ING JP Morgan Fleming International Portfolio. In approving the new sub-advisory agreements, the Board received and reviewed information concerning each proposed sub-adviser's operations and anticipated management of its respective Portfolio, the experience and qualifications of its personnel and the terms of the new sub-advisory agreements. The Board discussed and considered that the fee rate payable by the Adviser under the new sub-advisory agreements would be higher than the fee rates under the former sub-advisory agreements; however, the investment advisory fees payable by each Portfolio would remain the same. Therefore, the respective Portfolio's shareholders would not pay any additional fees as a result of the change in the sub-advisers. The Board concluded that the terms of the respective sub-advisory agreements, including the fees contemplated thereby, are fair and reasonable and in the best interests of the respective Portfolio and its shareholders. The changes to the sub-advisory arrangements and corresponding changes to the Portfolios' names became effective on December 16, 2002.

At a meeting held on November 6, 2002 the Board of Directors, including the Independent Directors, upon recommendation of the Contract Committee (the "Committee"), approved the continuation of the Investment Advisory Agreement with ILIAC. In connection with the approval, the Committee considered, with the assistance of independent counsel, its legal responsibilities and reviewed the nature and quality of ILIAC's services provided to the Fund and ILIAC's experience and qualifications. Among other items, the Committee also reviewed and considered: (1) supplemental materials, including financial statements, the underwriting agreement, and underwriting response for ILIAC; (2) a memorandum from independent counsel setting forth the Board's fiduciary duties and its responsibilities under the 1940 Act and Maryland law, the duty of care, the duty of loyalty and the business judgment rule, and the factors which the Board should consider in the review; and (3) an analysis of ILIAC's advisory fee structure. After discussion, the Committee concluded that ILIAC had the capabilities, resources, and personnel necessary to manage the Fund, and that based on the services that ILIAC would provide to the Fund under the Investment Advisory Agreement and the expenses incurred by ILIAC in the performance of such services, the compensation payable to ILIAC was fair and equitable. Based on such information as it considered necessary to the exercise of its reasonable business judgment, the Board, upon recommendation of the Committee, concluded unanimously that it was in the best interest of the Fund to approve the investment advisory agreement with ILIAC.

At a meeting held on November 6, 2002 the Board of Directors, including the Independent Directors, upon recommendation of the Committee, approved the continuation of the sub-advisory agreements between ILIAC and Massachusetts Financial Services Company ("MFS") on behalf of the ING MFS Emerging Equities Portfolio, ING MFS Research Equity Portfolio, ING MFS Global Growth Portfolio and ING MFS Capital Opportunities Portfolio, DeAMIS on behalf of the ING Scudder International Growth Portfolioand T. Rowe Price Associates, Inc. ("TRPA"), on behalf of the ING T. Rowe Price Growth Equity Portfolio (the "Portfolios"). In approving the continuation of the sub-advisory agreements, the Committee considered the quality of sub-advisory services being rendered by MFS, DeAMIS and TRPA (the "sub-advisers"), the investment management style, experience and qualifications of each sub-adviser's personnel and the sub-advisory fee structure. The Committee also reviewed written reports provided by the sub-advisers, relating to compliance, code of ethics, Form ADV, personnel and financial statements, as well as information regarding performance, sector weightings and investment outlook and strategy with respect to the sub-advisers' respective Portfolios. Based on such information as it considered necessary to the exercise of its reasonable business judgment, the Board, upon recommendation of the Committee, concluded unanimously that it was in the best interest of the Portfolios to continue the investment sub-advisory agreements with their respective sub-advisers.

At a meeting held on February 5, 2003 the Board of Directors, including the Independent Directors, approved an amendment to the existing Investment Advisory Agreement with ILIAC to include the ING Alger Capital Appreciation Portfolio and ING Goldman Sachs(R) Core Equity Portfolio (each a "Portfolio" or collectively, the "New Portfolios"). Additionally, the Board approved amended investment sub-advisory agreements between ILIAC and Fred Alger Management, Inc. on behalf of ING Alger Capital Appreciation Portfolio and Goldman Sachs Asset Management on behalf of ING Goldman Sachs(R) Core Equity Portfolio (the "sub-advisers"). In connection with such approvals, the Board considered, with the assistance of independent counsel, its legal responsibilities and reviewed the nature and quality of ILIAC's services provided to each Portfolio and ILIAC's experience and qualifications. Among other items, the Board also reviewed and considered: (1) a Morningstar peer group analysis comparing the expense ratio of each class of shares of each new portfolio to Morningstar data on investment objective peer group averages and asset category peer group averages; (2) a report on the advisory, service, and 12b-1 fees and other expenses for each New Portfolio; (3) a memorandum prepared by independent counsel discussing the Board's responsibility under state law and under the 1940 Act in evaluating and considering the amendment to the Investment Advisory Agreement, Sub-Advisory Agreement, Administrative Services Agreement and Underwriter Agreement for the New Portfolio and, the Rule 12b-1 Plan for the Adviser Class and Shareholder Servicing Plan for the Adviser and Service Classes of the new Portfolios; and (4) the 15(c) responses, Form ADV, financial statements, Code of Ethics, and the investment sub-advisory agreements with the proposed Sub-advisers for the New Portfolios. After discussion, the Board concluded that ILIAC had the capabilities, resources, and personnel necessary to manage the Fund, and that based on the services that ILIAC would provide to the Fund under the Investment Advisory Agreement and the expenses incurred by ILIAC in the performance of such services, the compensation payable to ILIAC was fair and equitable. Additionally, the Board concluded that each proposed Sub-adviser had the capabilities, resources, and personnel necessary to sub-advise the respective portfolio, and that based on the services that the Sub-advisers would provide to the respective portfolios under the investment sub-advisory agreements, the compensation payable to the respective sub-advisers was fair and equitable. Based on such information as it considered necessary to the exercise of its reasonable business judgment, the Board concluded unanimously that it was in the best interest of the Fund to approve the amended investment advisory agreement with ILIAC and to approve the amended sub-advisory agreements with the respective sub-advisers.

The following table describes the compensation received by the Directors of the Fund for the calendar year ended December 31, 2002.

                                                  COMPENSATION TABLE

                                                                    PENSION OR RETIREMENT    TOTAL COMPENSATION FROM
                                        AGGREGATE COMPENSATION    BENEFITS ACCRUED AS PART    FUND AND FUND COMPLEX
      NAME OF PERSON, POSITION                 FROM FUND              OF FUND EXPENSES          PAID TO DIRECTORS
      ------------------------          ----------------------    ------------------------   -----------------------
       John V. Boyer, Director                  $52,375                      $0                      $52,375
    Richard A. Johnson, Director                $50,500                      $0                      $50,500
    Philip M. Markert, Director*                $10,000                      $0                      $10,000
      Patrick Kenny, Director**                 $40,000                      $0                      $40,000

 * Mr. Markert resigned as a Director of the Fund on February 6, 2002. ** Mr. Kenny was appointed as a Director of the Fund on March 5, 2002.

                         OWNERSHIP OF PORTFOLIO SHARES

The following table describes each Director's ownership of equity securities of a Portfolio of the Fund and the aggregate holdings of shares of equity securities of all Portfolios of the Fund for the calendar year ended December 31, 2002.

                                           DOLLAR RANGE OF EQUITY            AGGREGATE DOLLAR RANGE OF
                                             SECURITIES IN EACH              EQUITY SECURITIES IN ALL
          NAME OF DIRECTOR                 PORTFOLIO OF THE FUND               PORTFOLIOS OF THE FUND
-------------------------------------------------------------------------------------------------------
      DISINTERESTED DIRECTORS
-------------------------------------------------------------------------------------------------------
           John V. Boyer                            None                                None
-------------------------------------------------------------------------------------------------------
         Richard A. Johnson                         None                                None
-------------------------------------------------------------------------------------------------------
           Patrick Kenny                            None                                None
-------------------------------------------------------------------------------------------------------
        INTERESTED DIRECTOR
-------------------------------------------------------------------------------------------------------
       Laurie M. Tillinghast                        None                                None
-------------------------------------------------------------------------------------------------------

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Shares of the Portfolios will be owned by insurance companies as depositors of separate accounts which are used to fund variable annuity contracts ("VA Contracts") and variable life insurance contracts ("VLI Contracts"), to qualified pension and retirement plans outside the separate accounts context, and to investment advisers and their affiliates. ING Life Insurance and Annuity Company, Reliastar Life Insurance and Annuity Company, Reliastar Life Insurance and Annuity Company of New York and Golden American Life Insurance Company may be deemed a control person of the Fund in that certain of their separate accounts hold more than 25% of the shares of each Portfolio of the Fund. Similarly, ING National Trust may be deemed a control person in that it holds more than 25% of the shares of certain Portfolios of the Fund as custodian for certain qualified retirement plans.

As of April 1, 2003, the following owned of record or, to the knowledge of the Fund, beneficially owned more than 5% or more of the outstanding shares of:

------------------------------ ---------------------------------------------------------------------------------------------------
PORTFOLIO                                                            OWNER NAME AND ADDRESS
     CLASS OF SHARES
----------------------------------------------------------------------------------------------------------------------------------
                                 ING                            RELIASTAR                             GOLDEN
                               PORTFOLIO        RELIASTAR          LIFE       ING LIFE INSURANCE   AMERICAN LIFE
                               PARTNERS,           LIFE         INSURANCE     & ANNUITY COMPANY    INSURANCE CO.
                               INC. SEED        INSURANCE       COMPANY OF    (ILIAC) C/O AETNA    ATTN: SONNY V  ING NATIONAL
                               SHARES 151      COMPANY, 151   NEW YORK, 151    RETIREMENT PLAN        DINH, 1475    TRUST, 151
                               FARMINGTON       FARMINGTON      FARMINGTON    SERVICES TREASURY       DUNWOODY     FARMINGTON
                                 AVENUE,         AVENUE,         AVENUE,        SERVICES, 151         DRIVE, WEST    AVENUE TN41,
                               HARTFORD, CT    HARTFORD, CT    HARTFORD, CT   FARMINGTON AVENUE,    CHESTER, PA    HARTFORD, CT
                                 06156            06156           06156       HARTFORD, CT 06156       19380           06156
----------------------------------------------------------------------------------------------------------------------------------
ING ALGER GROWTH
     Initial                                                                        97.31%
     Service                                                                        86.53%             11.48%
     Adviser                                      60.35%          28.29%                                               11.26%
----------------------------------------------------------------------------------------------------------------------------------
ING ALGER AGGRESSIVE GROWTH
     Initial                                                                        99.83%
     Service                                                                        98.88%
     Adviser                                      82.91%          16.63%
----------------------------------------------------------------------------------------------------------------------------------
ING AMERICAN CENTURY SMALL
CAP VALUE
     Initial                       6.08%                                            81.71%                             10.99%
     Service                      55.73%                                            43.46%
     Adviser                       7.84%                                             8.80%                             83.36%
----------------------------------------------------------------------------------------------------------------------------------
ING BARON SMALL CAP GROWTH
PORTFOLIO
     Initial                                                                        68.50%                             27.73%
     Service                      43.13%                                            56.20%
     Adviser                                                                        15.95%                             80.21%
----------------------------------------------------------------------------------------------------------------------------------
ING DSI ENHANCED INDEX
     Initial                                                                        96.48%
     Service                                      87.73%          11.42%
     Adviser                                                                        47.36%                             52.30%
----------------------------------------------------------------------------------------------------------------------------------
ING GOLDMAN SACHS(R) CAPITAL
GROWTH
     Initial                                                                        97.03%
     Service                                      90.97%          8.44%
     Adviser                                                                                                           97.73%
----------------------------------------------------------------------------------------------------------------------------------
ING JPMORGAN MID CAP VALUE
     Initial
     Service                                                                        80.11%                             14.80%
     Adviser                      68.14%                                            24.58%             7.18%
                                  18..98%                                           56.41%                             24.61%
----------------------------------------------------------------------------------------------------------------------------------
ING JPMORGAN FLEMING
INTERNATIONAL (FORMERLY ING
SCUDDER INTERNATIONAL
GROWTH)#
     Initial                                                                        93.18%
     Service                      18.73%                                                               72.18%          9.10%
     Adviser                                                                        63.63%                             34.69%
----------------------------------------------------------------------------------------------------------------------------------
ING MFS CAPITAL OPP.
     Initial                                                                        97.11%
     Service                       8.03%                                                               91.96%
     Adviser                       9.86%                                            61.07%                             29.07%
----------------------------------------------------------------------------------------------------------------------------------
ING MFS GLOBAL GROWTH
     Initial                      81.40%                                            18.46%
     Service                      95.53%
     Adviser                      12.60%                                            30.80%                             56.60%
----------------------------------------------------------------------------------------------------------------------------------
# As of April 1, 2003, The Lincoln National Life Insurance Co., 1300 S. Clinton Street, Fort Wayne, Indiana 46801 owned 6.19% of the Initial Class shares of ING JPMorgan Fleming International.

----------------------------------------------------------------------------------------------------------------------------------
          PORTFOLIO                                                  OWNER NAME AND ADDRESS
         CLASS OF SHARES
----------------------------------------------------------------------------------------------------------------------------------
                                 ING                            RELIASTAR                             GOLDEN
                               PORTFOLIO        RELIASTAR          LIFE       ING LIFE INSURANCE   AMERICAN LIFE
                               PARTNERS,           LIFE         INSURANCE     & ANNUITY COMPANY    INSURANCE CO.
                               INC. SEED        INSURANCE       COMPANY OF    (ILIAC) C/O AETNA    ATTN: SONNY V  ING NATIONAL
                               SHARES 151      COMPANY, 151   NEW YORK, 151    RETIREMENT PLAN        DINH, 1475    TRUST, 151
                               FARMINGTON       FARMINGTON      FARMINGTON    SERVICES TREASURY       DUNWOODY     FARMINGTON
                                 AVENUE,         AVENUE,         AVENUE,        SERVICES, 151         DRIVE, WEST    AVENUE TN41,
                               HARTFORD, CT    HARTFORD, CT    HARTFORD, CT   FARMINGTON AVENUE,    CHESTER, PA    HARTFORD, CT
                                 06156            06156           06156       HARTFORD, CT 06156       19380           06156
----------------------------------------------------------------------------------------------------------------------------------
ING MFS RESEARCH EQUITY
(FORMERLY ING MFS RESEARCH)
     Initial
     Service                                                                        94.48%
     Adviser                      32.48%                                                               67.51%
                                  19.10%                                            80.89%
----------------------------------------------------------------------------------------------------------------------------------
ING OPCAP BALANCED VALUE
     Initial                                                                        97.85%
     Service                                      84.03%          14.39%
     Adviser                                                                                                           95.27%
----------------------------------------------------------------------------------------------------------------------------------
ING PIMCO TOTAL RETURN
     INITIAL                                                                        78.07%                             21.07%
     SERVICE                       6.49%                                            80.62%                             10.37%
     ADVISER                                                                        33.66%                             64.66%
----------------------------------------------------------------------------------------------------------------------------------
ING SALOMON BROTHERS
FUNDAMENTAL VALUE (FORMERLY
ING SALOMON BROTHERS CAPITAL)
     Initial
     Service                                                                        96.46%
     Adviser                                      87.89%          7.66%
                                                                                    22.39%                             77.22%
----------------------------------------------------------------------------------------------------------------------------------
ING SALOMON BROTHERS
INVESTORS VALUE
     Initial                       7.32%                                            92.68%
     Service                                      85.68%          11.07%
     Adviser                                                                         9.40%                             90.45%
----------------------------------------------------------------------------------------------------------------------------------
ING SALOMON BROTHERS
AGGRESSIVE GROWTH (FORMERLY
ING MFS EMERGING EQUITIES)
     Initial                                                                        96.04%
     Service                      99.96%
     Adviser                                                                        96.96%
----------------------------------------------------------------------------------------------------------------------------------
ING T. ROWE PRICE GROWTH
EQUITY
     Initial                                                                        95.63%
     Service                                                                        66.64%             14.44%          18.64%
     Adviser                                                                        33.78%                             66.17%
----------------------------------------------------------------------------------------------------------------------------------
ING VAN KAMPEN COMSTOCK*
     Initial                                                                        67.87%                             10.50%
     Service                       9.42%                                            53.04%             36.41%
     Adviser                                                                        18.90%                             78.99%
----------------------------------------------------------------------------------------------------------------------------------
ING UBS TACTICAL ASSET
ALLOCATION
     Initial                                                                        96.93%
     Service                                      70.64%          25.87%
     Adviser                      10.99%                                            81.54%                             7.47%
----------------------------------------------------------------------------------------------------------------------------------

* As of April 1, 2003, Security Life of Denver, 1475 Dunwoody Drive, West Chester, Pennsylvania 19380 owned 15.60% of the Initial
  Class shares of ING Van Kampen Comstock.

The ING Alger Capital Appreciation and ING Goldman Sachs(R) Core Equity Portfolios had not commenced investment operations as of April 1, 2003.

The Fund has no knowledge of any other owners of record of 5% or more than the outstanding shares of a Portfolio. Shareholders owning more than 25% or more of the outstanding shares of a Portfolio may take actions without the approval of other investors in the Fund. See "Voting Rights" below.

The Adviser is an indirect wholly-owned subsidiary of ING Groep N.V. ("ING"). The Adviser's principal office and offices of its affiliated companies referred to herein are located at 151 Farmington Avenue, Hartford, Connecticut 06156.

The Directors and Officers of the Fund as a group owned less than 1% of the outstanding shares of any Portfolio of the Fund as of April 1, 2003.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT. Under the Investment Advisory Agreement and subject to the direction of the Board of Directors of the Fund, ILIAC has responsibility, among other things, to (i) select the securities to be purchased, sold or exchanged by each Portfolio, and place trades on behalf of each Portfolio, or delegate such responsibility to one or more Sub-advisers;
(ii) supervise all aspects of the operations of the Portfolios; (iii) obtain the services of, contract with, and provide instructions to custodians and/or sub-custodians of each Portfolio's securities, transfer agents, dividend paying agents, pricing services and other service providers as are necessary to carry out the terms of the Investment Advisory Agreement; (iv) monitor the investment program maintained by each Sub-adviser for the Portfolios and the Sub-advisers' compliance programs to ensure that the Portfolio's assets are invested in compliance with the Sub-advisory Agreement and the Portfolio's investment objectives and policies as adopted by the Board and described in the most current effective amendment to the registration statement for the Portfolio, as filed with the SEC under the 1933 Act and the 1940 Act; (v) allocate Portfolio assets among the Sub-advisers; (vi) review all data and financial reports prepared by each Sub-adviser to assure that they are in compliance with applicable requirements and meet the provisions of applicable laws and regulations; (vii) establish and maintain regular communications with each Sub-adviser to share information it obtains with each Sub-adviser concerning the effect of developments and data on the investment program maintained by the Sub-adviser; (viii) oversee all matters relating to the offer and sale of the Portfolios' shares, the Fund's corporate governance, reports to the Board, contracts with all third parties on behalf of the Portfolios for services to the Portfolios, reports to regulatory authorities and compliance with all applicable rules and regulations affecting the Portfolios' operations; and (ix) take other actions that appear to ILIAC and the Board to be necessary.

The Investment Advisory Agreement provides that ILIAC shall pay (a) the salaries, employment benefits and other related costs of those of its personnel engaged in providing investment advice to the Portfolio, including, without limitation, office space, office equipment, telephone and postage costs and (b) any fees and expenses of all Directors, officers and employees, if any, of the Fund who are employees of ILIAC or an affiliated entity and any salaries and employment benefits payable to those persons.

The Investment Advisory Agreement has an initial term of just under two years and provides that it will remain in effect from year-to-year thereafter if approved annually by a majority vote of the Directors, including a majority of the Directors who are not "interested persons" as that term is defined in the 1940 Act, of the Fund or of ING, in person at a meeting called for that purpose. The Investment Advisory Agreement may be terminated as to a particular Portfolio without penalty at any time on sixty days' written notice by (i) the Directors, (ii) a majority vote of the outstanding voting securities of that Portfolio, or (iii) ILIAC. The Investment Advisory Agreement terminates automatically in the event of assignment.

During the past three fiscal years, the following advisory fees were paid to
ILIAC:

PORTFOLIO                                                 2002                2001                2000
                                                          ----                ----                ----
-------------------------------------------------------------------------------------------------------------
ING Alger Growth                                       $ 399,797            $ 18,796               *
-------------------------------------------------------------------------------------------------------------
ING Alger Aggressive Growth                            $ 752,718            $ 40,985               *
-------------------------------------------------------------------------------------------------------------
ING American Century Small Cap Value                    $ 39,625                *                  *
-------------------------------------------------------------------------------------------------------------
ING Baron Small Cap Growth                              $ 38,906                *                  *
-------------------------------------------------------------------------------------------------------------
ING UBS Tactical Asset Allocation                      $ 144,136             $ 7,821               *
-------------------------------------------------------------------------------------------------------------
ING DSI Enhanced Index                                 $ 264,048            $ 15,839               *
-------------------------------------------------------------------------------------------------------------
ING Goldman Sachs(R)Capital Growth                      $ 824,633            $ 53,060               *
-------------------------------------------------------------------------------------------------------------
ING JPMorgan Mid Cap Value                              $ 28,719                *                  *
-------------------------------------------------------------------------------------------------------------
PORTFOLIO                                                 2002                2001                2000
                                                          ----                ----                ----
-------------------------------------------------------------------------------------------------------------
ING MFS Capital Opportunities                          $1,791,513          $2,538,586          $2,728,324
-------------------------------------------------------------------------------------------------------------
ING Salomon Brothers Aggressive Growth                 $4,164,420          $6,140,559          $9,803,655
(formerly ING MFS Emerging Equities)
-------------------------------------------------------------------------------------------------------------
ING MFS Research Equity                                $2,170,044          $3,038,319          $3,922,491
(formerly ING MFS Research)
-------------------------------------------------------------------------------------------------------------
ING MFS Global Growth                                   $ 36,508                *                  *
-------------------------------------------------------------------------------------------------------------
ING OpCap Balanced Value                               $1,050,989           $ 69,061               *
-------------------------------------------------------------------------------------------------------------
ING PIMCO Total Return                                  $ 81,301                *                  *
-------------------------------------------------------------------------------------------------------------
ING Salomon Brothers Fundamental Value (formerly       $ 365,335            $ 21,224               *
ING Salomon Brothers Capital)
-------------------------------------------------------------------------------------------------------------
ING Salomon Brothers Investors Value                   $ 417,456            $ 24,142               *
-------------------------------------------------------------------------------------------------------------
ING JPMorgan Fleming International (formerly ING       $2,663,598          $3,609,564          $5,160,569
Scudder International Growth)
-------------------------------------------------------------------------------------------------------------
ING Van Kampen Comstock                                 $ 44,754                *                  *
-------------------------------------------------------------------------------------------------------------
ING T. Rowe Price Growth Equity                        $3,020,688          $3,652,482          $4,229,971
-------------------------------------------------------------------------------------------------------------

* The Portfolios had not commenced investment operations during the above periods.

The ING Alger Capital Appreciation and ING Goldman Sachs(R) Core Equity Portfolios had not commenced investment operations as of the date of this SAI.

SUB-ADVISORY AGREEMENTS- The Fund's Board of Directors has approved sub-advisory agreements ("Sub-advisory
Agreements") between ILIAC and the following entities:

---------------------------------------------------------------------------------------------------------------
PORTFOLIO                                            SUB-ADVISER
---------------------------------------------------------------------------------------------------------------
ING Alger Growth                                     Fred Alger Management, Inc. (Alger)
---------------------------------------------------------------------------------------------------------------
ING Alger Aggressive Growth                          Alger
---------------------------------------------------------------------------------------------------------------
ING Alger Capital Appreciation                       Alger
---------------------------------------------------------------------------------------------------------------
ING American Century Small Cap Value                 American Century Investment Management, Inc.
                                                     (American Century)
---------------------------------------------------------------------------------------------------------------
ING Baron Small Cap Growth                           BAMCO, Inc. (BAMCO)
---------------------------------------------------------------------------------------------------------------
ING DSI Enhanced Index                               DSI International Management, Inc. (DSI)
---------------------------------------------------------------------------------------------------------------
ING Goldman Sachs(R)Capital Growth                    Goldman Sachs Asset Management, L.P. (Goldman Sachs)+
---------------------------------------------------------------------------------------------------------------
ING Goldman Sachs(R) Core Equity                       Goldman Sachs
---------------------------------------------------------------------------------------------------------------
ING JPMorgan Mid Cap Value                           Robert Fleming, Inc. (Fleming)
---------------------------------------------------------------------------------------------------------------
ING JPMorgan Fleming International (formerly ING     J.P. Morgan Fleming Asset Management (London) Ltd.
Scudder International Growth)                        (JP Morgan Fleming)
---------------------------------------------------------------------------------------------------------------
ING MFS Capital Opportunities                        Massachusetts Financial Services Company (MFS)
---------------------------------------------------------------------------------------------------------------
ING MFS Global Growth                                MFS
---------------------------------------------------------------------------------------------------------------
ING MFS Research Equity                              MFS
(formerly ING MFS Research)
---------------------------------------------------------------------------------------------------------------
ING OpCap Balanced Value                             OpCap Advisors LLC (OpCap)
---------------------------------------------------------------------------------------------------------------
ING PIMCO Total Return                               Pacific Investment Management Company LLC (PIMCO)
---------------------------------------------------------------------------------------------------------------
ING Salomon Brothers Fundamental Value (formerly     Salomon Brothers Asset Management  Inc
ING Salomon Brothers Capital)                        (Salomon  Brothers)
---------------------------------------------------------------------------------------------------------------
ING Salomon Brothers Investors Value                 Salomon Brothers
---------------------------------------------------------------------------------------------------------------
ING Salomon Brothers Aggressive Growth (formerly     Salomon Brothers
ING MFS Emerging Equities)
---------------------------------------------------------------------------------------------------------------
ING T. Rowe Price Growth Equity                      T. Rowe Price Associates, Inc. (T.Rowe)
---------------------------------------------------------------------------------------------------------------
ING UBS Tactical Asset Allocation                    UBS Global Asset Management (US), Inc. (UBS Global AM)
---------------------------------------------------------------------------------------------------------------
ING Van Kampen Comstock                              Morgan Stanley Investment Management Inc. d/b/a Van Kampen
                                                     (Van Kampen MSIM)
---------------------------------------------------------------------------------------------------------------

+ Goldman Sachs Asset Management, L.P. ("GSAM") serves as sub-adviser to the ING Goldman Sachs Capital Growth
  Portfolio (the "Portfolio"). Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sachs & Co., ("Goldman Sachs") served as the Portfolio's sub-adviser. On or about April 26, 2003, GSAM assumed Goldman Sachs' sub-advisory responsibilities for the
  Portfolio.

Each Sub-advisory Agreement remains in effect for an initial two year period and from year-to-year thereafter if approved annually by a majority vote of the Directors, including a majority of the Directors who are not "interested persons" of the Fund, ILIAC or any Sub-adviser, in person, at a meeting called for that purpose. Each Sub-advisory Agreement may be terminated without penalty at any time on sixty days' written notice by (i) the Directors, (ii) a majority vote of the outstanding voting securities of the respective Portfolio, (iii) ILIAC, or (iv) the relevant Sub-adviser. Each Sub-advisory Agreement terminates automatically in the event of its assignment or in the event of the termination of the Investment Advisory Agreement with ILIAC. Under each Sub-advisory Agreement, the Sub-adviser supervises the investment and reinvestment of cash and securities comprising the assets of the relevant Portfolio. Each Sub-advisory Agreement also directs the Sub-adviser to (a) determine the securities to be purchased or sold by the Portfolios, and (b) take any actions necessary to carry out its investment sub-advisory responsibilities. Each Sub-adviser pays the salaries, employment benefits and other related costs of personnel engaged in providing investment advice including office space, facilities and equipment.

The Fund and the Adviser have received an exemptive order from the SEC that permits the Adviser, with the approval of the Board of Directors of the Fund, to replace a Sub-adviser for a Portfolio, as well as change the terms of a sub-advisory agreement, without submitting the investment sub-advisory agreement to a vote of the Portfolio's shareholders. The Fund will notify shareholders in the event of any change in the identity of the Sub-adviser of a Portfolio and will change the name of the Portfolio when applicable.

The Adviser retains overall responsibility for monitoring the investment program maintained by the Sub-adviser for compliance with applicable laws and regulations and each Portfolio's respective investment objectives. In addition, ILIAC will consult with and assist each Sub-adviser in maintaining appropriate policies, procedures and records and oversee matters relating to promotion, marketing materials and reports by such Sub-adviser to the Fund's Board of Directors. For services rendered, the Adviser pays each Sub-adviser a monthly fee as follows.

ING Alger Growth
ING Alger Aggressive Growth
ING Alger Capital Appreciation       .35% on first $500 million
                                     .30% on next $ 500 million
                                     .25% thereafter

ING American Century Small Cap Value .80% on the first $50 million
                                     .75% on assets over $50 million

ING Baron Small Cap Growth           .60% on all assets

ING UBS Tactical Asset Allocation    .50% on the first $100 million
                                     .48% on the next $150 million
                                     .43% on the next $250 million
                                     .38% over $500 million

ING DSI Enhanced Index               .30% on the first $100 million
                                     .25% on the next $150 million
                                     .20% over $250 million

ING Goldman Sachs(R)Capital Growth   .45% on the first $150 million
                                     .40% on the next $200 million
                                     .35% over $350 million

ING Goldman Sachs(R)Core Equity      .35% on the first $150 million
                                     .30% thereafter

ING JPMorgan Mid Cap Value           .55% on the first
                                     $50 million .50% on the next
                                     $50 million .45% on assets
                                     over $100 million

ING JPMorgan Fleming International   .60% on the first $100 million in assets
(formerly ING Scudder International  .40% on the next $200 million in assets
Growth)                              .35% on the next $200 million in assets
                                     .30% on all assets over $500 million


ING MFS Capital Opportunities        .35% on the first $500 million of aggregate
ING MFS Global Growth                average daily net assets under management
ING MFS Research Equity              .30% on the next $1 billion
(formerly ING MFS Research)          .25% on all assets over $1.5 billion


ING OpCap Balanced Value             .40% on the first $100 million
                                     .30% thereafter

 ING PIMCO Total Return              .25% on all assets

ING Salomon Brothers Investors Value .43% on the first $100 million
                                     .40% on the next $100 million
                                     .35% on the next $300 million
                                     .32% on the next $250 million
                                     .30% on the next $250 million
                                     .25% over $1 billion

ING Salomon Brothers Fundamental
Value (formerly ING Salomon          .50% on the first $100 million
 Brothers Capital)                   .45% on the next $100 million
                                     .40% on the next $200 million
                                     .35% over $400 million


ING Salomon Brothers Aggressive
Growth (formerly ING MFS             .35% on the first $500 million in assets
Emerging Equities)                   .30% from $500 million to $2 billion in
                                     assets
                                     .25% for all assets in excess of $2 billion

ING T. Rowe Price Growth Equity      .40% on the first $500 million of
                                     average daily net assets
                                     .35% on assets over $500 million*
ING Van Kampen Comstock              .425% on the first $100 million
                                     .40% on the next $150 million
                                     .375% on the next $250 million
                                     .35% on assets over $500 million

During the past three fiscal years, ILIAC paid the Sub-advisers the following fees on behalf of their respective Portfolios:

* For purposes of applying the fee schedule, assets of all ING Partners, Inc. portfolios managed by Fred Alger Management, Inc. will be combined.

** For purposes of applying the fee schedule, assets of all ING affiliated portfolios that are sub-advised by Massachusetts Financial Services Company are considered when calculating aggregate average daily net assets under management.

*** Assets of the T. Rowe Price Growth Equity Portfolio will be aggregated with the assets of a portfolio of an affiliated investment adviser of ING managed by the same sub-adviser in calculating the sub-advisory fee at the above-stated rate. The sub-adviser has voluntarily agreed to waive a portion of its sub-advisory fees for certain registered investment companies where it serves as sub-adviser. The fee reduction is 5% based on the combined asset level of the Portfolios.

          SUB-ADVISER NAME       2002              2001               2000
          ----------------       ----              ----               ----
------------------------------------------------------------------------------
Alger                          $ 522,553         $ 28,698              *
------------------------------------------------------------------------------
American Century               $ 31,700              *                 *
------------------------------------------------------------------------------
BAMCO                          $ 27,463              *                 *
------------------------------------------------------------------------------
UBS Global AM                  $ 80,077           $ 4,345              *
------------------------------------------------------------------------------
DSI                            $ 132,024          $ 7,921              *
------------------------------------------------------------------------------
Goldman Sachs                  $ 436,572         $ 28,078              *
------------------------------------------------------------------------------
Fleming                        $ 21,060              *                 *
------------------------------------------------------------------------------
JP Morgan Fleming              $ 66,251              *                 *
------------------------------------------------------------------------------
MFS                           $3,246,123        $5,858,571         $7,741,269
------------------------------------------------------------------------------
OpCap                          $ 494,144         $ 31,902              *
------------------------------------------------------------------------------
PIMCO                          $ 40,650              *                 *
------------------------------------------------------------------------------
Salomon Brothers               $ 480,497         $ 24,756              *
------------------------------------------------------------------------------
Deutche Investment Management
  Americas, Inc. (formerly
  Scudder)(DIMA)+              $ 616,377        $1,816,821         $2,417,404
------------------------------------------------------------------------------
Deutche Asset Management
 Investment Services Limited
 (DeAMIS)++                    $786,665
------------------------------------------------------------------------------
Van Kampen (MSIM Inc.)         $ 31,737              *                 *
------------------------------------------------------------------------------
T. Rowe                       $1,930,736        $2,393,697         $2,782,790
------------------------------------------------------------------------------

  * The Portfolios had not commenced investment operations during the above periods. The ING Alger Capital Appreciation and ING Goldman Sachs(R) Core Equity Portfolios had not commenced investment operations as of the date of this SAI.

  + DIMA, formerly known as Scudder Sub-advised the ING JPMorgan Fleming
    International Portfolio from November 28, 1997 through May 23, 2002.

 ++ DeAMIS Sub-advised ING JPMorgan Fleming International Portfolio from May 24,
    2002 through December 13, 2002.

THE ADMINISTRATIVE SERVICES AGREEMENT-- Pursuant to an Administrative Services Agreement between the Fund and ILIAC, ILIAC has agreed to provide all administrative services in support of the Portfolios and is responsible for the supervision of the Fund's other service providers. The Administrative Services Agreement will remain in effect from year-to-year if approved annually by a majority of the Directors. It may be terminated by either party on sixty days' written notice. As compensation for its services, ILIAC receives a monthly fee from each Portfolio at an annual rate based on the average daily net assets of each Portfolio according to the schedule set forth below. For the fiscal year ended December 31, 2002, each Portfolio paid fees to ILIAC for administrative services in the amount set forth below.

                                               FEE
                                        (AS A PERCENTAGE OF       FEE RECEIVED
                      PORTFOLIO          AVERAGE NET ASSETS)      (IN DOLLARS)
-------------------------------------------------------------------------------
ING Alger Growth                               .20%                  $99,950
-------------------------------------------------------------------------------
ING Alger Aggressive Growth                    .20%                  $177,103
-------------------------------------------------------------------------------
ING American Century Small Cap Value           .40%                  $15,850
-------------------------------------------------------------------------------
ING Baron Small Cap Growth                     .40%                  $18,309
-------------------------------------------------------------------------------
ING DSI Enhanced Index                         .20%                  $88,017
-------------------------------------------------------------------------------
ING Goldman Sachs(R)Capital Growth              .20%                  $194,032
-------------------------------------------------------------------------------
ING JPMorgan Mid Cap Value                     .35%                  $13,402
-------------------------------------------------------------------------------
ING MFS Capital Opportunities                  .25%                  $689,044
-------------------------------------------------------------------------------
ING Salomon Brothers Aggressive Growth         .13%                  $783,510
 (formerly ING MFS Emerging Equities)
-------------------------------------------------------------------------------
ING MFS Global Growth                          .60%                  $36,508
-------------------------------------------------------------------------------
ING MFS Research Equity                        .15%                  $465,009
(formerly ING MFS Research)
-------------------------------------------------------------------------------
ING OpCap Balanced Value                       .20%                  $262,765
-------------------------------------------------------------------------------
ING PIMCO Total Return                         .35%                  $56,911
-------------------------------------------------------------------------------
ING Salomon Brothers Fundamental Value
(formerly ING Salomon Brothers Capital)        .20%                  $81,216
-------------------------------------------------------------------------------
ING Salomon Brothers Investors Value           .20%                  $104,369
-------------------------------------------------------------------------------

* The ING Alger Capital Appreciation and ING Goldman Sachs(R) Core Equity Portfolios had not commenced investment operations as of December 31, 2002.

                                               FEE
                                        (AS A PERCENTAGE OF       FEE RECEIVED
                      PORTFOLIO          AVERAGE NET ASSETS)      (IN DOLLARS)
-------------------------------------------------------------------------------
ING JPMorgan Fleming International             .20%                  $665,899
(formerly ING Scudder International Growth)
-------------------------------------------------------------------------------
ING T. Rowe Price Growth Equity                .15%                  $755,172
-------------------------------------------------------------------------------
ING Van Kampen Comstock                        .35%                  $26,136
-------------------------------------------------------------------------------
ING UBS Tactical Asset Allocation              .20%                  $32,031
-------------------------------------------------------------------------------

CUSTODIAN AND TRANSFER AGENT. Investors Bank & Trust Company ("Investors Bank"), 200 Clarendon Street, Boston, Massachusetts, serves as custodian of the assets of the Fund and transfer agent for the Fund. Investors Bank does not participate in determining the investment policies of a Portfolio or in deciding which securities are purchased or sold by a Portfolio.

INDEPENDENT AUDITORS. KPMG LLP serves as independent auditors to the Fund. KPMG LLP provides audit services, assistance and consultation in connection with SEC filings.

                             PRINCIPAL UNDERWRITER

The Fund has entered into an Underwriting Agreement (the "Agreement") pursuant to which ING Financial Advisers, LLC (the "Distributor"), 151 Farmington Avenue, Hartford, Connecticut 06156, a subsidiary of ING, as agent, serves as principal underwriter for the continuous offering of shares of the Portfolios. The Agreement may be continued from year to year if approved annually by the Directors or by a vote of holders of a majority of each Portfolio's shares, and by a vote of a majority of the Directors who are not "interested persons" of the Distributor, or the Fund, appearing in person at a meeting called for the purpose of approving such Agreement. The Agreement terminates automatically upon assignment, and may be terminated at any time on sixty (60) days' written notice by the Directors or the Distributor or by vote of holders of a majority of a Portfolio's shares without the payment of any penalty. The Underwriter has agreed to use its best efforts to solicit orders for the purchase of shares of all the Portfolios, although it is not obligated to sell any particular amount of shares. The Distributor shall be responsible for any costs of printing and distributing prospectuses and SAIs for prospective shareholders and such other sales literature, reports, forms and advertisements as it elects to prepare. The Fund shall be responsible for the costs of registering the shares with the SEC and for the costs of preparing prospectuses and SAIs and such other documents as are required to maintain the registration of the shares with the SEC as well as their distribution to existing shareholders. The Distributor does not receive compensation for providing services under the Agreement.

                   BROKERAGE ALLOCATION AND TRADING POLICIES

Subject to the direction of the Directors, ILIAC and the Sub-advisers have responsibility for making the Portfolios' investment decisions, for effecting the execution of trades for the Portfolios and for negotiating any brokerage commissions thereof. It is the policy of ILIAC and the Sub-advisers to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a brokerage firm's capital position), research and other services related to execution; the relative priority given to these factors will depend on all of the circumstances regarding a specific trade. In implementing their trading policy, ILIAC and the Sub-advisers may place a Portfolio's transactions with such brokers or dealers and for execution in such markets as, in the opinion of the Adviser or Sub-advisers, will lead to the best overall quality of execution for the Portfolio.

ILIAC and the Sub-advisers may receive a variety of brokerage and research services from brokerage firms that execute trades on behalf of the Portfolios. These services may benefit the Adviser and/or advisory clients other than the Portfolios. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Portfolio and other investment companies and accounts, services related to the execution of trades in a Portfolio's securities and advice as to the valuation of securities. PIMCO may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for ING PIMCO Total Return. ILIAC and the Sub-advisers may consider the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Portfolio's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. ILIAC's and the Sub-advisers' policy in selecting a broker to effect a particular transaction is to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions that are reasonable in relation to the value of the services provided by the broker, taking into consideration research and other services provided. When either ILIAC or the Sub-advisers believe that more than one broker can provide best execution, preference may be given to brokers who provide additional services to ILIAC or the Sub-advisers.

Consistent with securities laws and regulations, ILIAC and the Sub-advisers may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions; or (2) by means of separate, non-commission payments. ILIAC's and the Sub-advisers' judgment as to whether and how they will obtain the specific brokerage and research services will be based upon their analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect ILIAC's and the Sub-advisers' opinion as to which services and which means of payment are in the long-term best interests of a Portfolio. The Portfolios may effect brokerage transactions in portfolio securities through affiliates of ILIAC and/or the Sub-advisers. When a Portfolio enters into a transaction with any such person, the transaction will comply with Rule 17e-1 under the 1940 Act and the policies and procedures adopted by the Board of Directors pursuant to Rule 17e-1. Certain officers of ILIAC and the Sub-advisers also manage their own securities portfolios and those of their affiliates. Further, ILIAC also acts as an investment adviser to other client accounts, and the Sub-advisers also act as investment adviser to other investment companies registered under the 1940 Act and other client accounts.

PIMCO may purchase new issues of securities for ING PIMCO Total Return in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide PIMCO with research in addition to selling the securities (at the fixed public offering price) to ING PIMCO Total Return or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit ING PIMCO Total Return, other PIMCO clients, and PIMCO without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

To the extent ILIAC or the Sub-advisers desire to buy or sell the same publicly traded security at or about the same time for more than one client, the purchases or sales will normally be aggregated and allocated in a fair and equitable manner, taking into consideration the respective investment objectives of the clients, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for those transactions. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.

The Board of Directors has adopted a policy allowing trades to be made between a Portfolio and a registered investment company or series thereof that is an affiliated person of the Portfolio (and certain noninvestment company affiliated persons) provided the transactions meet the terms of Rule 17a-7 under the 1940 Act. Pursuant to this policy, a Portfolio may buy a security from or sell another security to another registered investment company or private advisory account advised by ILIAC or by one of the Sub-advisers.

The Board of Directors also have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Portfolio may purchase securities that are offered in underwritings in which an affiliate of Sub-adviser participates. These procedures prohibit a Portfolio from directly or indirectly benefiting a Sub-adviser affiliate in connection with such underwritings. In addition, for underwritings where Sub-adviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Portfolio(s) could purchase.

The Board of Directors, ILIAC (as Adviser) and the Distributor (as principal underwriter) and each Sub-adviser also have adopted a Code of Ethics (in accordance with Rule 17j-1 under the 1940 Act) governing personal trading by persons who manage, or who have access to trading activity by a Portfolio. The Codes allow trades to be made in securities that may be held by a Portfolio, however, they prohibit a person from taking advantage of Portfolio trades or from acting on inside information. Information about these codes of ethics may be obtained by calling the Commission's Public Reference Room at 1-202-942-8090. Copies of the codes of ethics may also be obtained on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Alternatively, this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

During the past three fiscal years, the aggregate amount of brokerage commissions paid by the Portfolios was as follows:


                    PORTFOLIO                             2002                2001               2000
                    ---------                             ----                ----               ----
--------------------------------------------------------------------------------------------------------
ING Alger Growth                                        $ 407,357           $ 6,441                *
--------------------------------------------------------------------------------------------------------
ING Alger Aggressive Growth                            $1,017,889           $ 87,344               *
--------------------------------------------------------------------------------------------------------
ING American Century Small Cap Value                    $ 16,430               *                   *
--------------------------------------------------------------------------------------------------------
ING Baron Small Cap Growth                              $ 30,296               *                   *
--------------------------------------------------------------------------------------------------------
ING DSI Enhanced Index                                  $ 35,293              $ 2                  *
--------------------------------------------------------------------------------------------------------
ING Goldman Sachs(R)Capital Growth                       $ 77,633            $ 4,488                *
--------------------------------------------------------------------------------------------------------
ING JPMorgan Mid Cap Value                               $ 7,881               *                   *
--------------------------------------------------------------------------------------------------------
ING MFS Capital Opportunities                          $1,245,934          $ 945,915          $1,070,126
--------------------------------------------------------------------------------------------------------
ING Salomon Brothers Aggressive Growth                 $2,262,215          $2,652,484          $ 190,477
(formerly ING MFS Emerging Equities)
--------------------------------------------------------------------------------------------------------
ING MFS Research Equity                                $1,068,518          $ 802,587           $ 878,779
(formerly ING MFS Research)
--------------------------------------------------------------------------------------------------------
ING MFS Global Growth                                   $ 38,542               *                   *
--------------------------------------------------------------------------------------------------------
ING OpCap Balanced Value                                $ 463,444           $ 31,170               *
--------------------------------------------------------------------------------------------------------
ING PIMCO Total Return                                      *                  *                   *
--------------------------------------------------------------------------------------------------------
ING Salomon Brothers Fundamental Value (formerly        $ 226,943           $ 9,709                *
ING Salomon Brothers Capital)
--------------------------------------------------------------------------------------------------------
ING Salomon Brothers Investors Value                    $ 148,004           $ 5,358                *
--------------------------------------------------------------------------------------------------------
ING JPMorgan Fleming International                     $1,449,023          $1,451,780         $1,745,717
(formerly ING Scudder International Growth)
--------------------------------------------------------------------------------------------------------
ING T. Rowe Price Growth Equity                         $ 671,471          $ 817,621           $ 892,312
--------------------------------------------------------------------------------------------------------
ING Van Kampen Comstock                                 $ 39,203               *                   *
--------------------------------------------------------------------------------------------------------
ING UBS Tactical Asset Allocation                        $ 4,219             $ 522                 *
--------------------------------------------------------------------------------------------------------

* The Portfolios had not commenced investment operations during the above periods. The ING Alger Capital
  Appreciation and ING Goldman Sachs(R) Core Equity Portfolios had not commenced investment operations as of the date of this SAI.


For the fiscal years ended December 31, 2002 and December 31, 2001, the amount of affiliated brokerage commissions paid by the
Portfolios was as follows:

2002
---------------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL AMOUNT OF      % OF TOTAL AMOUNT
                                          TOTAL AMOUNT        COMMISSIONS PAID     OF COMMISSIONS PAID
PORTFOLIO                             OF COMMISSIONS PAID       TO AFFILIATES         TO AFFILIATES        AFFILIATED BROKER
---------------------------------------------------------------------------------------------------------------------------------
ING Alger Aggressive Growth               $1,017,889              $592,621                58.22%          Fred Alger & Co., Inc.
---------------------------------------------------------------------------------------------------------------------------------
ING Alger Growth                            $407,357              $294,617                72.32%          Fred Alger & Co., Inc.
---------------------------------------------------------------------------------------------------------------------------------
ING American Century Small Cap Value         $16,430                   $12                 0.07%          JP Morgan Chase
---------------------------------------------------------------------------------------------------------------------------------
ING Baron Small Cap Growth                   $30,296                $19,499               64.36%          Baron Capital, Inc.
---------------------------------------------------------------------------------------------------------------------------------
ING Salomon Brothers
Fundamental Value (formerly ING Salomon
Brothers Capital)                           $226,943               $6,694                  2.95%          Salomon Smith Barney
---------------------------------------------------------------------------------------------------------------------------------
ING Salomon Brothers Investors Value        $148,004               $8,087                  5.46%          Salomon Smith Barney
---------------------------------------------------------------------------------------------------------------------------------
ING Van Kampen Comstock                      $39,203                 $703                  1.79%          Morgan Stanley

---------------------------------------------------------------------------------------------------------------------------------
2001
---------------------------------------------------------------------------------------------------------------------------------
ING Alger Aggressive Growth                 $87,344                $87,344                  100%          Fred Alger & Co., Inc.
---------------------------------------------------------------------------------------------------------------------------------
ING Alger Growth                             $6,441                $6,441                   100%          Fred Alger & Co., Inc.
---------------------------------------------------------------------------------------------------------------------------------

The Portfolios paid no affiliated brokerage commissions during the fiscal year ended December 31, 2000.

Fred Alger and Co., Inc. is an affiliate of Fred Alger Management, Inc., the sub-adviser to Alger Aggressive Growth and Alger
Growth portfolios. JP Morgan Chase is an affiliate of American Century Investment Management, Inc., the sub-adviser to the
American Century Small Cap Value portfolio. Baron Capital, Inc. is an affiliate of BAMCO, Inc., sub-adviser to the Baron Small Cap
Growth portfolio. Salomon Smith Barney is an affiliate of Salomon Brothers Asset Management Inc, the sub-adviser to the Salomon
Brothers Fundamental Value and Salomon Brothers Investors Value portfolios. Morgan Stanley is an affiliate of Morgan Stanley
Investment Management Inc. d/b/a Van Kampen, the sub-adviser to the Van Kampen Comstock portfolio.


As of December 31, 2002, the following Portfolios held securities of the Fund's regular brokers or dealers (as defined in the 1940 Act) or their parents as follows:

--------------------------------------------------------------------------------------------------------
                                                         VALUE OF
          PORTFOLIO                   HOLDING            HOLDING          NAME OF REGULAR BROKER-DEALER
--------------------------------------------------------------------------------------------------------
Alger Growth                    Citigroup, Inc.       $1,316,106      Salomon Smith Barney, Inc.
--------------------------------------------------------------------------------------------------------
Baron Small Cap Growth          Jeffries Group, Inc.  $293,790        Jeffries & Co., Inc.
--------------------------------------------------------------------------------------------------------
DSI Enhanced Index              Lehman Brothers       $26,645         Lehman Brothers, Inc.
                                Holdings
--------------------------------------------------------------------------------------------------------
Goldman Sachs Capital Growth    Bank of America       $1,252,260      Bank of America Securities LLC
                                Corp.
                                Bank of New York      $196,472        BNY Brokerage, Inc.
                                Co., Inc.
                                Citigroup, Inc.       $2,041,020      Salomon Smith Barney, Inc.
                                Morgan Stanley        $291,416        Morgan Stanley & Co., Inc.
--------------------------------------------------------------------------------------------------------
MFS Capital Opportunities       Citigroup, Inc.       $5,093,189      Salomon Smith Barney, Inc.
                                Goldman Sachs         $1,341,570      Goldman Sachs & Co.
                                Group, Inc.
                                Merrill Lynch & Co.   $4,185,885      Merrill Lynch Pierce Fenner
                                Morgan Stanley                        & Smith, Co.
                                                      $2,023,944      Morgan Stanley & Co., Inc.
--------------------------------------------------------------------------------------------------------
MFS Global Growth               UBS AG                $70,279         UBS Warburg LLC
                                Citigroup, Inc.       $80,937         Salomon Smith Barney, Inc.
                                Goldman Sachs         $47,670         Goldman Sachs & Co.
                                Group, Inc.
                                Merrill Lynch & Co.   $42,124         Merrill Lynch Pierce Fenner & Smith,
                                Morgan Stanley                        Co.
                                                      $17,166         Morgan Stanley & Co., Inc.
--------------------------------------------------------------------------------------------------------
MFS Research Equity             Citigroup, Inc.       $7,896,425      Salomon Smith Barney, Inc.
                                Goldman Sachs         $3,159,840      Goldman Sachs & Co.
                                Group, Inc.
                                Merrill Lynch & Co.   $2,652,705      Merrill Lynch Pierce Fenner & Smith,
                                                                      Co.
--------------------------------------------------------------------------------------------------------
OpCap Balanced Value            Citigroup, Inc.       $3,589,380      Salomon Smith Barney, Inc.
                                Merrill Lynch & Co.   $1,290,300      Merrill Lynch Pierce Fenner & Smith,
                                                                      Co.
--------------------------------------------------------------------------------------------------------
Salomon Brothers Aggressive     Goldman Sachs         $183,598        Goldman Sachs & Co.
Growth                          Group, Inc.
                                Lehman Brothers       $22,115,350     Lehman Brothers, Inc.
                                Holdings
                                Merrill Lynch & Co.   $15,003,912     Merrill Lynch Pierce Fenner & Smith,
                                                                      Co.
--------------------------------------------------------------------------------------------------------
Salomon Brothers Fundamental    Merrill Lynch & Co.   $1,001,880      Merrill Lynch Pierce Fenner & Smith,
Value                                                                 Co.
--------------------------------------------------------------------------------------------------------
Salomon Brothers Investors      Goldman Sachs         $619,710        Goldman Sachs & Co.
Value                           Group, Inc.
                                Merrill Lynch & Co.   $850,080        Merrill Lynch Pierce Fenner & Smith,
                                Morgan Stanley                        Co.
                                                      $798,400        Morgan Stanley & Co., Inc.
--------------------------------------------------------------------------------------------------------
T. Rowe Price Growth Equity     Citigroup, Inc.       $17,665,732     Salomon Smith Barney, Inc.
                                Merrill Lynch & Co.   $4,891,755      Merrill Lynch Pierce Fenner & Smith,
                                Morgan Stanley                        Co.
                                                      $2,135,720      Morgan Stanley & Co., Inc.
--------------------------------------------------------------------------------------------------------
UBS Tactical Asset Allocation   Morgan Stanley        $79,840         Morgan Stanley & Co., Inc.
--------------------------------------------------------------------------------------------------------
Van Kampen Comstock             Bank of America       $620,564        Bank of America Securities LLC
                                Corp.
                                Citigroup, Inc.       $237,884        Salomon Smith Barney, Inc.
                                Goldman Sachs         $81,720         Goldman Sachs & Co.
                                Group, Inc.
                                Merrill Lynch & Co.   $150,661        Merrill Lynch Pierce Fenner
                                                                      & Smith, Co.
--------------------------------------------------------------------------------------------------------

The Fund may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Fund under which the broker-dealer allocates a portion of the commissions paid by a Portfolio toward the reduction of the Portfolio's expenses. The transaction quality must, however, be comparable to that of other qualified broker-dealers.

                             DESCRIPTION OF SHARES

The Articles of Incorporation authorize the Fund to issue eight (8) billion shares of common stock with a par value of $.001 per share. The shares are non-assessable, transferable, redeemable and do not have pre-emptive rights or cumulative voting rights. The shares may be issued as whole or fractional shares and are uncertificated. The Articles of Incorporation authorize the Directors to create and classify shares of Capital Stock into one or more classes of shares. The Directors have classified shares of each of the Portfolios into three classes: Initial Shares, Service Shares and Adviser Shares.

Each Initial Share, Service Share and Adviser Share represents interests in the same portfolio of investments of the particular Portfolio, and shall be identical in all respects, except for the impact of expenses, voting, exchange privileges, the designation of each class of shares of a Portfolio, and any different shareholder services relating to a class of shares. Expenses assessed to the Adviser Class are borne exclusively by the Adviser Class pursuant to a 12b-1 Plan adopted for that class, and expenses assessed pursuant to Shareholder Servicing Plans are borne both by the Service and Adviser Classes, respectively. Any other incremental expenses identified from time to time will be properly allocated to one class as long as any changes in expense allocations are reviewed and approved by a vote of the Board of Directors, including a majority of the non-interested directors. The Adviser Class shall vote separately on any matter submitted to shareholders that pertains to the Rule 12b-1 Plan adopted for that class, or any class expense borne by that class where required by the 1940 Act or other applicable law.

Initial Class shares of a Portfolio are intended for distribution networks including non-qualified annuity and life insurance contracts and qualified retirement plans offered through an annuity contract, as well as qualified retirement plans offered through a custodial account where the sale is made on a direct basis without the involvement of a financial intermediary, or where the qualified retirement plan has assets of $50 million or more. Initial Class shares of a Fund are offered without a sales charge, a shareholder servicing fee or a distribution fee.

Service Class shares of a Portfolio are intended for distribution networks including qualified retirement plans offered through an annuity contract or custodial account. Service Class shares of a Portfolio are offered without a sales charge but are subject to a shareholder servicing fee payable to Service Organizations for providing administrative services to shareholders pursuant to the Shareholder Servicing Plan adopted for the Service Class which shall not initially exceed .25% (on an annual basis) of the average daily net asset value of the respective Portfolio 's Service Class held by customers of such Service Organizations.

Adviser Class shares of a Portfolio are intended for distribution networks including qualified retirement plans offered through an annuity contract or custodial account. Adviser Class shares of a Portfolio are offered without a sales charge but are subject to a distribution fee payable pursuant to a 12b-1 Plan adopted for the Adviser Class in the amount of .25% (on an annualized basis) of the respective Portfolio's Adviser Class. The 12b-1 Plan is a compensation plan that provides for the payment of a specified fee without regard to the expenses actually incurred. The Fund also may pay securities dealers, brokers, financial institutions or other industry professionals (individually a "Service Organization" and collectively "Service Organizations") for providing distribution assistance pursuant to a Distribution Services Agreement under the 12b-1 Plan. Such amount may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Adviser Class Shares, including, but not limited to: compensation to and expenses of employees of the Distributor who engage in or support distribution of the Adviser Class Shares, including overhead and telephone expenses; printing of prospectuses and reports for other than existing shareholders; preparation, printing and distribution of sales literature and advertising materials; and compensation to Service Organizations who sell Adviser Class Shares. The Distributor may negotiate with any such Service Organizations the services to be provided by the Service Organization to shareholders in connection with the sale of Adviser Class Shares ("Distribution Services"), and all or any portion of the compensation paid to the Distributor may be reallocated by the Distributor to Service Organizations who sell Adviser Class Shares.

Ms. Tillinghast, a Director of the Fund, may be considered to have an indirect interest in the operation of the 12b-1 Plan by virtue of her position as an officer of ILIAC, the parent company of the Distributor.

Adviser Class shares of a Portfolio are further subject to a shareholder servicing fee payable to Service Organizations for providing administrative services to shareholders pursuant to the Shareholder Servicing Plan adopted for Adviser Class which shall not initially exceed .25% (on an annual basis) of the average daily net asset value of the respective Portfolio's Adviser Class held by customers of such Service Organizations.

The tables below disclose the shareholder servicing and 12b-1 fees paid by each of the Portfolios for the year ended December 31, 2002:

PORTFOLIO                                             FEE PAID OUT (IN DOLLARS)
                                                     Shareholder
                                                      Servicing          12b-1
-------------------------------------------------------------------------------
ING Alger Growth
     Initial                                              *                 *
     Service Class                                       247                *
     Adviser Class                                     124,644           124,644
-------------------------------------------------------------------------------
ING Alger Aggressive Growth
     Initial                                              *                 *
     Service Class                                       937                *
     Adviser Class                                     219,152           219,152
-------------------------------------------------------------------------------
ING American Century Small Cap Value
     Initial                                              *                 *
     Service Class                                      9,079               *
     Adviser Class                                       268               268
-------------------------------------------------------------------------------
ING Baron Small Cap Growth
     Initial                                              *                 *
     Service Class                                     10,264               *
     Adviser Class                                       661               661
-------------------------------------------------------------------------------
ING DSI Enhanced Index
     Initial                                              *                 *
     Service Class                                     109,417              *
     Adviser Class                                       377               377
-------------------------------------------------------------------------------
ING Goldman Sachs(R) Capital Growth
     Initial                                              *                 *
     Service Class                                     238,696              *
     Adviser Class                                      3,752             3,752
-------------------------------------------------------------------------------
ING JPMorgan Mid Cap Value
     Initial                                              *                 *
     Service Class                                      8,812               *
     Adviser Class                                       255               255
-------------------------------------------------------------------------------
ING MFS Capital Opportunities
     Initial                                              *                 *
     Service Class                                       90                 *
     Adviser Class                                       67                 67
-------------------------------------------------------------------------------
ING Salomon Brothers Aggressive Growth
(formerly ING MFS Emerging Equities)
     Initial                                              *                 *
     Service Class                                       20                 *
     Adviser Class                                       363               363
-------------------------------------------------------------------------------
ING MFS Global Growth
     Initial                                              *                 *
     Service Class                                     14,719               *
     Adviser Class                                       343               343
-------------------------------------------------------------------------------
ING MFS Research Equity
(formerly ING MFS Research)
     Initial                                              *                 *
     Service Class                                       22                 *
     Adviser Class                                       49                 49
-------------------------------------------------------------------------------
ING OpCap Balanced Value
     Initial                                              *                 *
     Service Class                                     326,863              *
     Adviser Class                                      1,431             1,431
-------------------------------------------------------------------------------
ING PIMCO Total Return
     Initial                                              *                 *
     Service Class                                     32,531               *
     Adviser Class                                      2,887             2,887
-------------------------------------------------------------------------------
ING Salomon Brothers Fundamental Value
(formerly ING Salomon Brothers Capital)
     Initial                                              *                 *
     Service Class                                     101,071              *
     Adviser Class                                       349               349
-------------------------------------------------------------------------------
ING Salomon Brothers Investors Value
     Initial                                              *                 *
     Service Class                                     127,485              *
     Adviser Class                                      2,951             2,951
-------------------------------------------------------------------------------
ING JPMorgan Fleming International
(formerly ING Scudder International Growth)
     Initial                                              *                 *
     Service Class                                       31                 *
     Adviser Class                                       274               274
-------------------------------------------------------------------------------
ING T. Rowe Price Growth Equity
     Initial                                              *                 *
     Service Class                                      1,160               *
     Adviser Class                                     10,734             10,734
-------------------------------------------------------------------------------
ING UBS Tactical Asset Allocation
     Initial                                              *                 *
     Service Class                                     38,620               *
     Adviser Class                                       44                 44
-------------------------------------------------------------------------------
ING Van Kampen Comstock
     Initial                                              *                 *
     Service Class                                     15,466               *
     Adviser Class                                      1,028             1,028
-------------------------------------------------------------------------------

The ING Alger Capital Appreciation and ING Goldman Sachs(R) Core Equity Portfolios had not commenced operations as of December 31, 2002.

Shareholders of the Adviser Class shares of each Portfolio are generally entitled to exchange those shares at net asset value for Adviser Class shares of other Portfolios that offer Adviser Class shares. Shareholders of the Adviser Class shares continue to be subject to the Rule 12b-1 Plan fee applicable to Adviser class shares after the exchange. Shareholders of Service Class shares of each Portfolio are generally entitled to exchange those shares at net asset value for Service Class shares of other Portfolios that offer Service Class shares. Shareholders of Initial Class shares of each Portfolio are generally entitled to exchange those shares at net asset value for Initial Class shares of other Portfolios that offer Initial Class shares.

The shares may be issued in series or portfolios having separate assets and separate investment objectives and policies. Upon liquidation of a Portfolio, its shareholders are entitled to share pro rata in the net assets of that portfolio available for distribution to shareholders.

                                 VOTING RIGHTS

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of Directors (to the extent hereinafter provided) and on other matters submitted to the vote of the shareholders. Certain shareholders of the Portfolios are the insurance companies for their separate accounts using the Portfolios to fund VA Contracts and VLI Contracts. The insurance company depositors of the separate accounts pass voting rights attributable to shares held for VA Contracts and VLI Contracts through to Contract owners as described in the prospectus for the applicable VA or VLI Contract.

The Directors of the Fund shall continue to hold office until the Annual Meeting of Shareholders next held after his/her election, or until his/her successor is duly elected and qualified. No annual meeting of the shareholders for the purpose of electing Directors will be held. However, Shareholders holding a majority of outstanding shares may request a special meeting for the purpose of removing and replacing a Director. Vacancies on the Board occurring between any such meetings shall be filled by the remaining Directors. Any Director may also voluntarily resign from office. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors of the Fund, in which event the holders of the remaining shares will be unable to elect any person as a Director.

Special shareholder meetings may be called when requested in writing by the holders of not less than 50% of the outstanding voting shares of a Portfolio. Any request must state the purposes of the proposed meeting.

The Articles may be amended if duly advised by a majority of the Directors and approved by the affirmative vote of a majority of votes entitled to be cast.

                                NET ASSET VALUE

Securities of the Portfolios are generally valued by independent pricing services. The values for equity securities traded on registered securities exchanges are based on the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the exchange where the security is principally traded. The values for securities traded on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are based on the NASDAQ Official Closing Price or, if there has been no sale that day, on the mean of the last bid and asked price. Other securities traded over the counter are valued at the last sale price, or if there has been no sale that day on the mean of the last bid and asked price. If there is no mean quotation available for over the counter securities, the value is based on the most recent bid quotation. Short-term debt securities that have a maturity date of more than sixty days are generally valued at prices supplied by the Fund's pricing agent, which prices reflect broker/dealer supplied valuations and electronic data processing techniques. If such prices are unavailable, the value may be based on the mean of the last bid and asked price obtained from principal market makers or the most recent bid. Long-term debt securities are generally valued at the mean of the last bid and asked price of such securities obtained from a broker that is a market-maker in the securities or a service providing quotations based upon the assessment of market-makers in those securities.

Options are valued at the mean of the last bid and asked price on the exchange where the option is primarily traded. Stock index futures contracts and interest rate futures contracts are valued daily at a settlement price based on rules of the exchange where the futures contract is primarily traded.

When a market price is not readily available, including circumstances under which the Fund's Pricing Agent, in conjunction with the Fund's Pricing Committee, determines that a security's market price is not reliable, a portfolio security is valued at its fair value, as determined under procedures established by the Board of Directors. The impact of events that occur after the publication of market quotations used by a Portfolio to price its securities (for example, in foreign markets) but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Portfolio's next determined NAV unless the Fund, in its discretion, makes an adjustment in light of the nature and materiality of the event and other relevant factors. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's portfolio securities may change on days when you will not be able to purchase or sell your shares.

                                   TAX STATUS

The following is only a summary of certain additional tax considerations generally affecting each Portfolio that are not described in the Prospectus. The discussions below and in the Prospectus are not intended as substitutes for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY-- Each Portfolio has elected to be taxed and intends to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described in this section. Distributions by a Portfolio made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

In addition to satisfying the requirements described above, each Portfolio must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Portfolio's taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Portfolio has not invested more than 5% of the value of the Portfolio's total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option. However, with regard to forward currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument.

If for any taxable year a Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

QUALIFICATION OF SEGREGATED ASSET ACCOUNTS-- Under Code Section 817(h), a variable life insurance or annuity contract will not be treated as a life insurance policy or annuity contract, respectively, under the Code, unless the segregated asset account upon which such contract or policy is based is "adequately diversified." A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in the Treasury Regulations. Specifically, the Treasury Regulations provide that, except as permitted by the "safe harbor" discussed below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of the segregated asset account's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. As a safe harbor, a segregated asset account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, U.S. Government securities and securities of other regulated investment companies. In addition, a segregated asset account with respect to a variable life insurance contract is treated as adequately diversified to the extent of its investment in securities issued by the United States Treasury.

For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to "look through" the regulated investment company to its pro rata portion of the regulated investment company's assets, provided that the shares of such regulated investment company are held only by insurance companies and certain fund managers (a "Closed Fund").

If the segregated asset account upon which a variable contract is based is not "adequately diversified" under the foregoing rules for each calendar quarter, then (a) the variable contract is not treated as a life insurance contract or annuity contract under the Code for all subsequent periods during which such account is not "adequately diversified" and (b) the holders of such contract must include as ordinary income the "income on the contract" for each taxable year. Further, the income on a life insurance contract for all prior taxable years is treated as received or accrued during the taxable year of the policyholder in which the contract ceases to meet the definition of a "life insurance contract" under the Code. The "income on the contract" is, generally, the excess of (i) the sum of the increase in the net surrender value of the contract during the taxable year and the cost of the life insurance protection provided under the contract during the year, over (ii) the premiums paid under the contract during the taxable year. In addition, if a Portfolio does not constitute a Closed Fund, the holders of the contracts and annuities which invest in the Portfolio through a segregated asset account may be treated as owners of Portfolio shares and may be subject to tax on distributions made by the Portfolio.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES-- A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of the excise tax, a regulated investment company shall (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year, and (2) exclude foreign currency gains and losses from Section 998 transactions incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Portfolio may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS-- The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Rules of state and local taxation often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of state and local tax rules affecting investment in a Portfolio.

                            PERFORMANCE INFORMATION

Total return of a Portfolio for periods longer than one year is determined by calculating the actual dollar amount of investment return on a $1,000 investment in the Portfolio made at the beginning of each period, then calculating the average annual compounded rate of return which would produce the same investment return on the $1,000 investment over the same period. Total return for a period of one year or less is equal to the actual investment return on a $1,000 investment in the Portfolio during that period. Total return calculations assume that all Portfolio distributions are reinvested at net asset value on their respective reinvestment dates.

The performance of a Portfolio is commonly measured as total return. An average annual compounded rate of return ("T") may be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

                              P (1 + T) (n) = ERV

Investors should not consider this performance data as an indication of the future performance of any of the Portfolios.

The performance of a Portfolio may, from time to time, be compared to that of other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds, or to unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs.

The Initial Class (I Class) of the following Portfolios commenced operations on November 28, 1997. Calculated according to the above formula, the average annual total returns for I Class of each Portfolio for the one and five year periods ended December 31, 2002 and since inception were as follows:

                                                                        SINCE
                PORTFOLIO                      1 YEAR     5 YEARS     INCEPTION
                ---------                      ------     -------     ----------
ING MFS Capital Opportunities                 -30.16%     -1.35%        -1.05%
--------------------------------------------------------------------------------
ING Salomon Brothers Aggressive Growth        -35.31%     -7.58%        -7.65%
Portfolio (formerly ING MFS Emerging
Equities)
--------------------------------------------------------------------------------
ING MFS Research Equity (formerly ING MFS     -24.89%     -2.84%        -3.14%
Research)
--------------------------------------------------------------------------------
ING JPMorgan Fleming International            -18.08%     -1.91%        -1.57%
(formerly ING Scudder International
Growth)
--------------------------------------------------------------------------------
ING T. Rowe Price Growth Equity               -23.29%      1.45%         1.82%
--------------------------------------------------------------------------------

The Initial Class (I Class) of the following Portfolios commenced operations on December 10, 2001. Calculated according to the above formula, the average annual total returns for I Class of each Portfolio for the one year period ended December 31, 2002 and since inception were as follows:

                                                                       SINCE
                           PORTFOLIO                    1 YEAR       INCEPTION
-------------------------------------------------------------------------------
ING Alger Growth                                        -32.79%        -31.72%
-------------------------------------------------------------------------------
ING Alger Aggressive Growth                             -29.90%        -27.91%
-------------------------------------------------------------------------------
ING DSI Enhanced Index                                  -22.76%        -22.25%
-------------------------------------------------------------------------------
ING Goldman Sachs(R)Capital Growth                       -24.65%       -24.01%
-------------------------------------------------------------------------------
ING OpCap Balanced Value                                -21.06%        -20.90%
-------------------------------------------------------------------------------
ING Salomon Brothers Fundamental Value
(formerly ING Salomon Brothers Capital)                 -24.42%        -22.52%
-------------------------------------------------------------------------------
ING Salomon Brothers Investors Value                    -22.59%        -21.57%
-------------------------------------------------------------------------------
ING UBS Tactical Asset Allocation                       -22.92%        -22.45%
-------------------------------------------------------------------------------

The Initial Class (I Class) of the following Portfolios commenced operations on May 1, 2002. Calculated according to the above formula, the cumulative since inception returns for the I Class of each Portfolio from the inception date to December 31, 2002 were as follows:

                      PORTFOLIO                          SINCE INCEPTION
       -------------------------------------------------------------------
       ING American Century Small Cap Value                -18.36%
       -------------------------------------------------------------------
       ING Baron Small Cap Growth                          -12.30%
       -------------------------------------------------------------------
       ING JPMorgan Mid Cap Value                           -7.30%
       -------------------------------------------------------------------
       ING MFS Global Growth                               -16.00%
       -------------------------------------------------------------------
       ING PIMCO Total Return                                8.21%
       -------------------------------------------------------------------
       ING Van Kampen Comstock                             -16.01%
       -------------------------------------------------------------------

       The ING Alger Capital Appreciation and ING Goldman Sachs(R) Core Equity Portfolios had not commenced investment operations during the above periods.

A Portfolio's investment results will vary from time to time depending upon market conditions, the composition of its investment portfolio and its operating expenses. The total return for a Portfolio should be distinguished from the rate of return of a corresponding division of the insurance company's separate account, which rate will reflect the deduction of additional insurance charges, including mortality and expense risk charges, and will therefore be lower. Accordingly, performance figures for a Portfolio will only be included in sales literature if comparable performance figures for the corresponding division of the separate account accompany the sales literature. VA and VLI Contract owners should consult their contract and policy prospectuses, respectively, for further information. Each Portfolio's results also should be considered relative to the risks associated with its investment objectives and policies.

                              FINANCIAL STATEMENTS

The financial statements and independent auditors' report thereon for ING Alger Growth, ING Alger Aggressive Growth, ING American Century Small Cap Value, ING Baron Small Cap Growth, ING UBS Tactical Asset Allocation, ING DSI Enhanced Index, ING Goldman Sachs(R) Capital Growth, ING JPMorgan Mid Cap Value, ING JPMorgan Fleming International (formerly ING Scudder International Growth), ING MFS Capital Opportunities, ING MFS Global Growth, ING MFS Research Equity (formerly ING MFS Research), ING OpCap Balanced Value, ING PIMCO Total Return, ING Salomon Brothers Fundamental Value (formerly ING Salomon Brothers Capital), ING Salomon Brothers Investors Value, ING Salomon Brothers Aggressive Growth (formerly ING MFS Emerging Equities), ING T. Rowe Price Growth Equity and ING Van Kampen Comstock are included in the Fund's Annual Report as of and for the period ended December 31, 2002, and have been incorporated into this SAI. The ING Alger Capital Appreciation and ING Goldman Sachs(R) Core Equity Portfolios had not commenced investment operations as of the date of this SAI.

                                      A-1
                                    APPENDIX

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

AAA -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

The modifier 1 indicates that the bond ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates the issuer ranks in the lower end of its rating category.

STANDARD & POOR'S RATING GROUP

AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB -- Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, the bonds face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B -- Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

FITCH RATING SERVICE

AAA: Bonds considered to be investment grade and of the highest quality. The obligor has an exceptionally strong ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

RATINGWATCH: Ratings are placed on RatingWatch to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for potential downgrade, or "Evolving", where ratings may be raised or lowered. RatingWatch is relatively short-term, and should be resolved within 12 months.

* Goldman Sachs(R) is a registered service mark of Goldman, Sachs & Co., and it is used by agreement with Goldman, Sachs & Co.